As filed with the Securities and Exchange Commission on July 31, 1998
                        Securities Act File No. 33-37458
                    Investment Company Act File No. 811-6199
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ______________________

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        X
                        Post-Effective Amendment No. 34

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X
                               Amendment No. 35

                       THE NOTTINGHAM INVESTMENT TRUST II
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                            Telephone (919) 972-9922

                               AGENT FOR SERVICE:

                               C. Frank Watson III
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                        Telephone (919) 972-9922 Ext. 212
                     ______________________________________



It is proposed that this filing will become effective:

|X| Immediately upon filing pursuant           |_| on ___________, 1998 pursuant
    to Rule 485(b), or                             to Rule 485(b), or

|_| 60 days after filing pursuant              |_| on ___________, 1998 pursuant
    to Rule 485(a)(1), or                          to Rule 485(a)(1), or

|_| 75 days after filing pursuant              |_| on ___________, 1998 pursuant
    to Rule 485(a)(2), or                          to Rule 485(a)(2)


________________________________________________________________________________

This filing includes the Prospectus and Statement of Additional Information of The CarolinasFund, which is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement on Form N-1A previously filed with the Commission on June 5, 1998.

                                     PART A
                                     ======

PROSPECTUS                                                Cusip Number 66976M839


--------------------------------------------------------------------------------
                            WST GROWTH & INCOME FUND
                               INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

The investment objective of the WST Growth & Income Fund (the "Fund") is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Fund will seek to achieve this objective by investing primarily in a flexible portfolio of equity securities, fixed income securities, and money market instruments. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described herein.

This  Prospectus  relates  to  shares   ("Institutional   Shares")  representing
interests in the Fund. The Institutional Shares are offered to the general public. See "Prospectus Summary - Offering Price."

                               INVESTMENT ADVISOR

                 Wilbanks, Smith & Thomas Asset Management, Inc.
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510

The Fund is a diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company. This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge. You may request the Statement of Additional Information, as amended from time to time, which is incorporated in this Prospectus by reference, by writing the Fund at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, or by calling 1-800-525-3863. The SEC also maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.


Investment in the Fund involves risks, including the possible loss of principal. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus and the Statement of Additional Information is August 1, 1998.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY........................................................... 2

FEE TABLE.................................................................... 3

FINANCIAL HIGHLIGHTS..........................................................4

INVESTMENT OBJECTIVE AND POLICIES............................................ 5

RISK FACTORS................................................................ 10

INVESTMENT LIMITATIONS...................................................... 12

FEDERAL INCOME TAXES........................................................ 12

DIVIDENDS AND DISTRIBUTIONS................................................. 13

HOW SHARES ARE VALUED....................................................... 14

HOW SHARES MAY BE PURCHASED................................................. 14

HOW SHARES MAY BE REDEEMED.................................................. 17

MANAGEMENT OF THE FUND...................................................... 19

OTHER INFORMATION........................................................... 21


This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase shares are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.

                               PROSPECTUS SUMMARY

The Fund. The WST Growth & Income Fund (the "Fund") is a diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust. This Prospectus relates to Institutional Shares of the Fund. See "Other Information - Description of Shares."

Offering Price. The Institutional Shares of the Fund are offered to the general public at net asset value. The minimum initial investment is $25,000 ($2,000 for IRAs and Keogh Plans). The minimum subsequent investment is $500 ($100 for those participating in the Automatic Investment Plan). See "How Shares May be Purchased."

Investment Objective. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Fund will seek to achieve this objective by investing primarily in a flexible portfolio of equity securities, fixed income securities, and money market instruments. Fixed income securities and money market instruments will generally comprise not less than 10% and not more than 30% of the portfolio. See "Investment Objective and Policies."

Risk Considerations. The Fund is not intended to be a complete investment program, and there can be no assurance that the Fund will achieve its investment objective. While the Fund will invest primarily in common stocks traded in U.S. securities markets, some of the Fund's investments may include foreign securities generally traded domestically in U.S. securities markets, real estate securities, illiquid securities, and securities purchased subject to a repurchase agreement or on a "when-issued" basis, which involve certain risks. The Fund may also engage in options transactions, which present special risks. A portion of the Fund will be invested in fixed income securities, which will be subject to risks associated with movements in interest rates. Up to 15% of the Fund may be invested in fixed income securities rated below "investment grade." The Fund may borrow only under certain limited conditions (included to meet redemption requests) and not to purchase securities. It is not the intent of the Fund to borrow except for temporary cash requirements. Borrowing, if done, would tend to exaggerate the effects of market and interest rate fluctuations on the Fund's net asset value until repaid. See "Risk Factors."

Manager. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, Wilbanks, Smith & Thomas Asset Management, Inc. of Norfolk, Virginia (the "Advisor"), manages the Fund's investments. The Advisor currently manages approximately $650 million in assets. For its advisory services, the Advisor receives a monthly fee, based on the Fund's daily net assets, at the annual rate of 0.75% of the first $250 million of net assets and 0.65% of all assets over $250 million. See "Management of the Fund - The Advisor."

Dividends. Income dividends, if any, are generally paid quarterly; capital gains, if any, are generally distributed at least once each year. Dividends and capital gains distributions are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

Distributor. Capital Investment Group, Inc. (the "Distributor") serves as distributor of shares of the Fund. See "How Shares May Be Purchased - Distributor."

Redemption of Shares. There is no charge for redemptions other than possible charges for wiring redemption proceeds. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by a Fund. A shareholder that submits appropriate written authorization may redeem shares by telephone. See "How Shares May Be Redeemed."

                                    FEE TABLE

The following table sets forth certain information in connection with the expenses of the Institutional Shares of the Fund anticipated for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Institutional Shares of the Fund, and therefore indirectly by its investors, the payment of which will reduce an investor's return on an annual basis.

            Shareholder Transaction Expenses for Institutional Shares

 Maximum sales load imposed on purchases
   (as a percentage of offering price)..................................None
 Maximum sales load imposed on reinvested dividends.....................None
 Maximum deferred sales load............................................None
 Redemption fees*.......................................................None
 Exchange fee...........................................................None

 * The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Fund $10.00 per transaction for wiring redemption proceeds.

                         Annual Fund Operating Expenses
                       for Institutional Shares After Fee
                       Waivers and Expense Reimbursements1
                     (as a percentage of average net assets)

Management Fees........................................................0.00%1
12b-1 Fees..............................................................None
Total Other Expenses...................................................1.75%1
Total Fund Operating Expenses..........................................1.75%1

EXAMPLE: You would pay the following expenses on a $1,000 investment in Institutional Shares of the Fund, whether or not you redeem at the end of the period, and assuming a 5% annual return:

         1 year           3 years           5 years         10 years
         ------           --------          -------         --------
           $18              $55               $95             $206

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

1 The "Total Fund Operating Expenses" shown above are based upon actual operating expenses incurred by the Fund for the fiscal year ended March 31, 1998, which after fee waivers and expense reimbursements, were 1.75% of the average daily net assets of the Institutional Shares of the Fund. Absent such waivers and reimbursements, the percentages would have been 0.75% for "Management Fees" and 3.15% for "Total Fund Operating Expenses" for the fiscal year ended March 31, 1998. The Advisor has voluntarily agreed to a reduction in the fees payable to it and to reimburse expenses of the Fund, if necessary, in an amount that limits Total Fund Operating Expenses
    (exclusive of interest, taxes, brokerage fees and commissions, sales charges, and extraordinary expenses) to not more than 1.75% of the Institutional Shares' average daily net assets. There can be no assurance that the Advisor's voluntary fee waivers and expense reimbursements will continue in the future.

See "How Shares May Be Purchased" and "Management of the Fund" below for more information about the fees and costs of operating the Fund. The assumed 5% annual return in the example is required by the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund; the actual rate of return for the Fund may be greater or less than 5%.


                              FINANCIAL HIGHLIGHTS

The shares of the Fund are divided in Multiple Classes representing interests in the Fund. This Prospectus relates to Institutional Shares of the Fund. See "Other Information - Description of Shares." The financial data included in the table below has been derived from audited financial statements of the Fund. The financial data for the fiscal period ended March 31, 1998, has been audited by Deloitte & Touche LLP, independent auditors, whose report covering such period is included in the Statement of Additional Information. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may be obtained at no charge by calling the Fund.

                 (For a Share Outstanding Throughout the Period)


                                                                  Period Ended
                                                                    March 31,
                                                                       1998*
                                                                  ------------
Net Asset Value, Beginning of Period                                  $10.02
                                                                       =====
Income (loss) from investment operations
    Net investment loss                                                 0.00
    Net realized and unrealized gain
    on investments                                                      1.27
                                                                       -----
      Total from investment operations                                  1.27

Distributions to shareholders
    Distributions in excess of net investment income                    0.00
                                                                       -----

Net Asset Value, End of Period                                        $11.29
                                                                      ======

Total return (a)                                                       12.72%

Ratios/supplemental data

    Net Assets, End of Period                                     $6,376,193
                                                                   =========
    Ratio of expenses to average net assets
      Before expense reimbursements and
        waived fees                                                    3.15%(b)
      After expense reimbursements and
        waived fees                                                    1.75%(b)

Ratio of net investment loss to average net assets
    Before expense reimbursements and
      waived fees                                                     (1.31)%(b)
    After expense reimbursements and
      waived fees                                                      0.09%(b)

Portfolio turnover rate                                               23.64%

Average commission rate paid (c)                                      $0.0778


* For the period from September 30, 1997 (date of initial public investment) to March 31, 1998.

(a)      Aggregate total return for the fiscal period.

(b)      Annualized.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.


                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Fund's investment objective and fundamental investment limitations described herein may not be altered without the prior approval of a majority of the Fund's shareholders.

Investment Policies. The Fund will seek to achieve its investment objective by investing primarily in a flexible The Advisor will vary the percentage of Fund assets invested in equities, fixed income securities, and money market instruments according to the Advisor's judgment of market and economic conditions, and based on the Advisor's view of which asset class can best achieve the Fund's objectives. The percentage invested in fixed income securities and money market instruments, in the aggregate, will generally comprise not less than 10% and not more than 30% of the portfolio.

Selection of equity securities will be based primarily on the expected capital appreciation potential. The expected income potential of those equity securities is of secondary importance. Selection of fixed income securities will be primarily for income. The capital appreciation potential of those fixed income securities is of secondary importance.

The Advisor is considered a "core" bond manager, allocating approximately 50% of the fixed income portion of the Fund to duration strategies using U.S. Treasury securities. The remaining 50% of fixed income securities are selected based upon investment analysis by the Advisor, attempting to identify securities that are undervalued. Fixed income securities are identified as undervalued in circumstances, for instance, where the Advisor believes the credit rating of the company is subject to an increase, which has the potential to reduce the price spread to a comparable maturity U.S. Treasury security, and in turn increase in price. Fixed income securities may also be identified as undervalued if the spread for a particular security is too large relative to similar fixed income securities within similar maturities and similar credit quality.

The strategy of attempting to identify undervalued fixed income securities may result, if successful, in a larger component of total return being the result of capital gains than may be typical for fixed income investment strategies.

The Advisor will continually review the macroeconomic environment and alternative expected rates of return between fixed income securities and equity securities in determining the asset allocation of the Fund. In structuring the fixed income portion of the Fund, the Advisor examines spread relationships between quality grades in determining the quality distribution, and assesses the expected trends in inflation and interest rates in structuring the maturity distribution. Not more than 50% of the total fixed income portion of the portfolio (not more than 15% of the entire Fund) will be invested in fixed income securities rated below BBB or Baa by the nationally recognized statistical rating organizations described in the Statement of Additional
Information (or if not rated, deemed by the Advisor to be of equivalent quality). Securities rated below these ratings (or comparable unrated securities) are commonly called "junk bonds" and are considered speculative. See "Risk Factors - Lower Rated Debt Securities and Associated Risk Factors."

The equity portion of the Fund's portfolio will be generally comprised of common stocks, convertible preferred stocks, participating preferred stocks, preferred equity redemption cumulative stocks, preferred stocks and convertible bonds traded on domestic securities exchanges or on the over-the-counter markets. Foreign equity securities will be limited to those available on domestic U.S. exchanges and denominated in U.S. currency.

The Advisor utilizes a 'top down' approach to equity selection. Macroeconomic analysis and projected trends of four primary areas (market interest rates, Federal Reserve policy, inflation, and economic growth, as typically measured by gross domestic product), sector analysis of those sectors within the Russell 1000, and industry analysis within each sector, are all performed in narrowing the security research universe. From an initial research universe of approximately 5,400 companies, a 'screen' is performed to identify securities with a projected earnings per share growth rate of 12% or more, market capitalization of not less than $750 million, price earnings' ratios within appropriate relative ranges compared to comparable sector and industry companies, and a projection of increasing earnings estimates.

The Advisor utilizes a philosophy known as "GARP," growth at reasonable price, as its underlying equity investment selection philosophy. The screens referred to in the paragraph above results in approximately 400 companies, which then receive active research by the Advisor's Investment Committee. From this group the Advisor reduces the equity universe to approximately 75 companies which, depending upon the then current price in the equities markets for that company, are eligible for inclusion in the Fund. The Advisor will base security selection on the following factors: financial history of the firm, consistency of earnings, return on equity, cash flow, strength of management, ratios such as price/earnings, price/book value, price/sales, and price/cash flow, all compared to historical valuations and future prospects of the company as judged by the Advisor. Depending upon the timing of cash flows into the Fund and the relative attractiveness of each company as that attractiveness may vary (given daily fluctuations in market prices), a portfolio of 25-45 companies will generally be included in the Fund portfolio at any given point in time.

The Advisor performs rigorous research on individual companies in the final equity universe through direct contact with senior management in addition to Wall Street research analysis. The Advisor's research analysts construct financial models based upon the data gathered from various sources, to assist in each securities' qualification under the Advisor's security selection criteria.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:
(a) the anticipated price appreciation has been achieved or is no longer probable; (b) alternative investments offer superior total return prospects; or
(c) fundamentals change adversely.

Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund.

Under normal market conditions the portfolio allocation range for the Fund will generally be:

                                                    % of Total Assets
                                                    =================

        Equity securities                                 70 - 90%
        Money market instruments
          and fixed income securities                     10 - 30%

Under certain conditions, the Advisor may choose to temporarily invest up to 100% of the Fund's assets in cash and cash equivalents, investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments as a temporary defensive position, when the Advisor determines that market conditions warrant such investments. When the Fund invests in these investments as a temporary defensive measure, it is not pursuing its stated investment objective.

Options Transactions. The Fund may invest up to 10% of its total assets in options on equity securities, options on equity indices, and options on equity industry sector indices. These options may be utilized to hedge certain market risks which the Advisor may determine, from time to time, exist in the equity markets or in individual equity issues, or may be used to provide a viable substitute for direct investment in, and/or short sales of, specific equity securities. Investments in call and put options are considered speculative, due to the time premium imputed in the daily value of options, a premium which declines with time, independent of the change and/or stability of the underlying equity security, market index or industry sector index.

A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time before a certain date (the expiration date). The writer receives a premium (less a commission) for writing the option. This premium would partially or completely offset any decline in price. A put gives the holder (buyer) the right to sell a security to the writer (seller) at a predetermined price (the exercise price) on or before a set date (the expiration date). The buyer pays a premium to the writer for the right to sell the underlying shares at the exercise price instead of at the then prevailing market price. A stock index option generally operates like an option covering specific securities, except that delivery of cash rather than the underlying securities is made. A stock index option obligates the seller (writer) to deliver, and gives the holder (buyer) the right to take delivery of, cash upon exercise of the option in an amount equal to the difference between the exercise settlement value of the underlying index on the day the option is exercised and the exercise price of the option, multiplied by the specified index "multiplier". The stock index will fluctuate based on changes in the market values of the stocks included in the index. The Fund will set aside permissible liquid assets in a segregated account to secure its potential obligations under its options positions, and such account will include only cash, U.S. Government Securities, and other liquid high-grade debt securities.

The Fund's ability to use options transactions successfully depends upon the degree of correlation between the equity security or index on which the option is written and the securities that the Fund owns or the market position that it intends to acquire; the liquidity of the market for options, which cannot be assured; and the Advisor's skill in predicting the movement of equity securities and stock indices and implementing options transactions in furtherance of the Fund's investment objectives. Successful use by the Fund of stock or stock index options will depend primarily on the Advisor's ability to correctly predict movements in the direction of an individual stock or the stock markets. For stock index options, this skill is different from the skills and expertise needed to predict changes in the prices of individual stocks. If the Advisor forecasts incorrectly the movement of interest rates, market values and other economic factors, the Fund would be better off without using this hedging technique. The Fund will write (sell) stock or stock index options for hedging purposes or to close out positions in stock or stock index options that the Fund has purchased. The Fund may only write (sell) "covered" options. Risks associated with options transactions generally include possible loss of the entire premium and the inability to effect closing transactions at favorable prices. Brokerage commissions associated with buying and selling options are proportionately higher than those associated with general securities transactions. Additional information on the permitted options transactions of the Fund and the associated risks is contained in the Statement of Additional Information.

Money Market Instruments. Money market instruments may be purchased when the Advisor believes interest rates are rising, the prospect for capital appreciation in the equity and longer term fixed income securities' markets are not attractive, or when the "yield curve" favors short term fixed income instruments versus longer term fixed income instruments. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities, corporate debt securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). In addition, such securities must be rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Advisor's opinion.

U.S. Government Securities. The Fund may invest a portion of its portfolio in U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Administration ("FHA"), Federal Farm Credit Bank "FFCB"), Federal Home Loan Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Custodial Receipts and Components. Securities issued by the U.S. Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). The Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Custodian receipts and components are not guaranteed by the U.S. Treasury.

Corporate Debt Securities. The Fund may invest in U.S. dollar denominated corporate debt securities of domestic issuers limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) that meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Advisor's opinion comparable in quality to corporate debt securities in that the Fund may invest. The Fund may invest in convertible bonds of domestic issuers meeting such quality requirements and other corporate debt securities generally in the form of money market instruments as described above. Up to 15% of the Fund could be invested in fixed income securities rated below "investment grade." See "Risk Factors - Lowered Rated Debt Securities and Associated Risk Factors."

Foreign Debt Securities. The Fund may invest in foreign denominated debt traded on domestic U.S. exchanges, or traded over-the-counter by U.S.-based securities dealers. In some cases these debt securities may be denominated in the native currency of the issuer. If such securities are denominated in foreign currency, those securities will not only be subject to the risks associated with companies domiciled in foreign countries (as described herein under "Foreign Securities"), but will also be subject to the volatility and risk associated with changes in currency exchange rates. Because of this additional risk and volatility, the Advisor does not anticipate holding more than 5% of the Fund in foreign denominated debt securities.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to seven days of the purchase. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the 1940 Act.

Foreign Securities. The Fund may invest in the securities of foreign private issuers. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. Securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

The Fund will limit foreign equity investments to those traded domestically on U.S. securities exchanges and denominated in U.S. currency. The prices of such securities are denominated in U.S. dollars while the underlying company may maintains its records in a foreign currency. Such a disparity may result in greater volatility than would be expected with equities of domestic U.S. companies. The Fund may also acquire foreign denominated debt traded on domestic U.S. exchanges, or traded over-the-counter by U.S.-based securities dealers. See "Foreign Debt Securities."

Although the Fund is not limited in the amount of these types of foreign securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 10% of its assets in foreign securities.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's assets. To the extent a Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Fund will not invest in real estate (including mortgage loans and limited partnership interests), but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 10% of its assets in real estate securities.

                                  RISK FACTORS

Investment Policies and Techniques. Reference should be made to "Investment Objective and Policies" above for a description of special risks presented by the investment policies of the Fund and the specific securities and investment techniques that may be employed by the Fund, including the risks associated with corporate and foreign debt securities, options transactions, repurchase agreements, and foreign securities. A more complete discussion of certain of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information.

Fluctuations in Value. To the extent that the major portion of the Fund's portfolio consists of common stocks, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. The fixed income securities in which the Fund will invest are also subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or from changes in the creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. The value of the Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Should interest rates increase or the creditworthiness of an issuer deteriorates the value of the Fund's fixed income securities would decrease in value, which would have a depressing influence on the Fund's net asset value. The Fund may also invest up to 15% of its total assets in fixed income securities rated below BBB or Baa by the nationally recognized statistical rating organizations described in the Statement of Additional Information. See "Lower-Rated Debt Securities and Associated Risk Factors" below. Although certain of the U.S. Government Securities in which the Fund may invest are guaranteed as to timely payment of principal and interest, the market value of the securities, upon which the Fund's net asset value is based, will fluctuate due to the interest rate risks described above. Additionally, not all U.S. Government Securities are backed by the full faith and credit of the U.S. Government. Because there is risk in any investment, there can be no assurance that the Fund will achieve its investment objective.

Lower-Rated Debt Securities and Associated Risk Factors. The Fund may invest up to 15% of its total assets in debt securities which may be rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Groups ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch") or which, if unrated, are of comparable quality as determined by the Advisor. Debt securities rated Ba or below by Moody's or BB or below by Standard & Poor's or Fitch (or comparable unrated securities), commonly called "junk bonds," are considered speculative, and payment of principal and interest thereon may be questionable. In some cases, such securities may be highly speculative, have poor prospects for reaching investment grade standing, and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade debt securities (i.e., debt securities rated Baa or higher by Moody's or BBB or higher by Standard & Poor's or Fitch). The Fund will not invest in debt securities rated lower than Caa by Moody's or CCC by Standard & Poor's or Fitch or equivalent unrated securities. Debt securities rated Caa by Moody's or CCC by Standard & Poor's or Fitch, and equivalent unrated securities, are speculative and may be in default. These securities may present significant elements of danger with respect to the repayment of principal or interest. A description of the corporate debt ratings assigned by Moody's, Standard & Poor's, and Fitch is contained in the Statement of Additional Information.

Corporate debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., junk bond) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Advisor considers both credit risk and market risk in making investment decisions for the Fund.

Portfolio Turnover. The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also have capital gains tax consequences. Portfolio turnover is not expected to exceed 100% per year. See "Portfolio turnover rate" in the Financial Highlights section for the Fund's portfolio turnover for the last fiscal period.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price.

Borrowing. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and 15% of its total assets to meet redemption requests, which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on the portfolio's net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank. The Fund will not make any further investments if the borrowing exceeds 5% of its total assets until such time as repayment has been made to bring the total borrowing below 5% of its total assets.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

Advisor Experience. The Fund, organized in 1997, has no prior operating history. The assets of the Fund are managed by the Advisor, a Virginia corporation established in 1990. While the Advisor has no previous experience managing a mutual fund, it has been rendering investment counsel, utilizing investment strategies similar to that of the Fund, to other individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, and corporations since its formation.

                             INVESTMENT LIMITATIONS

To limit the Fund's exposure to risk, the Fund has adopted certain investment limitations. Some of these restrictions are that the Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) to meet redemption requests, in amounts not exceeding 15% of its total assets (the Fund will not make any investments if borrowing exceeds 5% of its total assets); (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other not readily marketable securities, are limited to 10% of the Fund's net assets), money market instruments and other debt securities;
(3) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (4) purchase foreign securities, except that the Fund may purchase foreign securities traded on domestic U.S. exchanges and other foreign debt securities as described in this Prospectus, all without limit; and (5) with respect to 75% of its total assets, invest more than 5% of its total assets at cost in the securities of any one issuer nor hold more than 10% of the voting stock of any issuer. Investment restrictions (1), (2), and (5) are fundamental investment limitations that cannot be altered without the prior approval of a majority of the Fund's shareholders. The other investment restrictions listed above are non-fundamental and can be changed without shareholder approval. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Fund's investment objectives can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in the Fund's Prospectus, or in the Statement of Additional Information, as being fundamental, is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of such limitation. If the limitation on illiquid securities is exceeded, however, through a change in values, net assets, or other circumstances, the Fund would take appropriate steps to protect liquidity by changing its portfolio.

                              FEDERAL INCOME TAXES

Taxation  of the Fund.  The  Internal  Revenue  Code of 1986,  as  amended  (the
"Code"),  treats  each  series in the Trust as a separate  regulated  investment company. Each series of the Trust (including the Fund) intends to qualify or remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Fund will not be liable for federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right for any series of the Trust to determine for any particular year if it is advantageous not to qualify as a regulated investment company. Regulated investment companies, such as each series of the Trust, are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar year basis, and capital gain net income, using an October 31 year end measuring period. The intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

Taxation of Shareholders. For federal income tax purposes, any dividends and distributions from short-term capital gains that a shareholder receives in cash from the Fund or which are re-invested in additional shares will be taxable ordinary income. If a shareholder is not required to pay a tax on income, he will not be required to pay federal income taxes on the amounts distributed to him. A dividend declared in October, November or December of a year and paid in January of the following year will be considered to be paid on December 31 of the year of declaration.

Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. Capital gain distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Dividends and capital gain distributions paid by the Fund shortly after shares have been purchased, although in effect a return of investment, are subject to federal income taxation.

The sale of shares of the Fund is a taxable event and may result in a capital gain or loss. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual funds).

The Trust will inform shareholders of the Fund of the source of its dividends and capital gains distributions at the time they are paid and, promptly after the close of each calendar year, will issue an information return to advise shareholders of the federal tax status of such distributions and dividends. Dividends and distributions may also be subject to state and local taxes. Shareholders should consult their tax advisors regarding specific questions as to federal, state or local taxes.

Federal income tax law requires investors to certify that the social security number or taxpayer identification number provided to the Fund is correct and that the investor is not subject to 31% withholding for previous under-reporting to the Internal Revenue Service (the "IRS"). Investors will be asked to make the appropriate certification on their application to purchase shares. If a shareholder of the Fund has not complied with the applicable statutory and IRS requirements, the Fund is generally required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends and redemption amounts).

                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income, if any, in the form of dividends. The Fund will generally pay income dividends, if any, quarterly, and will generally distribute net realized capital gains, if any, at least annually.

Unless a shareholder elects to receive cash, dividends and capital gains will be automatically reinvested in additional full and fractional shares of the same Class of the Fund at the net asset value per share next determined. Reinvested dividends and capital gains are exempt from any sales load. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Fund at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. That request must be received by the Fund prior to the record date to be effective as to the next dividend. If cash payment is requested, checks will be mailed within five business days after the last day of each quarter or the Fund's fiscal year end, as applicable. Each shareholder of the Fund will receive a quarterly summary of his or her account, including information as to reinvested dividends from the Fund. Tax consequences to shareholders of dividends and distributions are the same if received in cash or in additional shares of the Fund.

In order to satisfy certain requirements of the Code, the Fund may declare special year-end dividend and capital gains distribution during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. The Fund's net investment income available for distribution to holders of Institutional Shares will be reduced by the amount of any expenses allocated to the Institutional Shares.

                              HOW SHARES ARE VALUED

Net asset value for each Class of Shares of the Fund is determined at the time trading closes on the New York Stock Exchange (currently, 4:00 p.m., New York time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed. The net asset value of the shares of the Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments and other assets, less all of its liabilities, divided by the number of its outstanding shares. Net asset value is determined separately for each Class of Shares of a Fund and reflects any liabilities allocated to a particular Class as well as the general liabilities of the Fund.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the latest quoted bid price. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fixed  income  securities  will  ordinarily  be traded  on the  over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. Such matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the Advisor and other pricing sources deemed relevant by the pricing agent.

                           HOW SHARES MAY BE PURCHASED

Assistance in opening accounts and a purchase application may be obtained from the Fund by calling 1-800-525-3863, or by writing to the Fund at the address shown below for purchases by mail. Assistance is also available through any broker-dealer authorized to sell shares in the Fund. Payment for shares purchased may also be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's public offering price next determined after your order is received by the Fund in proper form as indicated herein.

The minimum initial investment is $25,000 ($2,000 for IRAs and Keogh Plans). The minimum subsequent investment is $500 ($100 for those participating in the Automatic Investment Plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may invest in the following ways:

Regular Mail Orders. Please complete and sign the Fund Shares Application accompanying this Prospectus and mail it, with your check made payable to the Fund, to:

                  WST Growth & Income Fund
                  Institutional Shares
                  c/o NC Shareholder Services
                  107 North Washington Street
                  Post Office Box 4365
                  Rocky Mount, North Carolina  27803-0365

Applications must contain social security and Taxpayer Identification Numbers ("TINs"). If you have applied for a social security or TIN at the time of completing your account application, the application should so indicate. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding TINs are met.

Bank Wire Orders. Investments can be made directly by bank wire. To establish a new account or to add to an existing account by wire, please call the Fund at 1-800-525-3863, before wiring funds, to advise it of the investment, the dollar amount of the investment, and the account identification number. This notification will ensure prompt and accurate handling of your investment. Please have your bank use the following wire instructions to purchase by wire:

                 First Union National Bank of North  Carolina
                 ABA # 053000219
                 Further Credit Acct # 2000001068081
                 For the WST Growth & Income Fund - Institutional Shares For further credit to (shareholder's name and SS# or EIN#)

It is important that the wire message contain all the relevant information and that the Fund receive prior telephone notification to ensure proper credit. Upon opening an account by wire order, you must, as soon as possible, complete and mail your Fund Shares Application to the Fund as described under "Regular Mail Orders" above. Investors should be aware that some banks might impose a wire service fee.

General. All purchases of shares are subject to acceptance and are not binding until accepted. The Fund reserves the right to reject any application or investment. Orders received by the Fund and effective prior to the time trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time, Monday through Friday, exclusive of business holidays) will purchase shares at the net asset value determined at that time. Orders received by the Fund and effective after the close of trading, or on a day when the New York Stock Exchange is not open for business, will purchase shares at the net asset value next determined. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Fund. Investors may be charged a fee if they effect transactions in the Fund shares through a broker or agent.

The Fund may enter into agreements with one or more brokers or other agents, including discount brokers and other brokers associated with investment programs, including mutual fund "supermarkets," and agents for qualified employee benefit plans, pursuant to which such brokers or other agents may be authorized to accept on the Fund's behalf purchase and redemption orders that are in "good form." Such brokers or other agents may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Under such circumstances, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, agent, or, if applicable, other designee, accepts the order. Such orders will be priced at the Fund's net asset value next determined after they are accepted by an authorized broker, agent, or other designee. The Fund may pay fees to such brokers or other agents for their services, including without limitation, administrative, accounting, and recordkeeping services.

If checks are returned unpaid due to insufficient funds, stop payment or other reasons, the Trust will charge $20. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any fund of the Trust already owned by any purchaser whose order is cancelled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Fund, at its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for additional information on purchases in kind.

The Fund is required by federal law to withhold and remit to the IRS 31% of the dividends, capital gains distributions and, in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Fund, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622 (the "Distributor"), is the national distributor for the Fund under a Distribution Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others.

The Distributor, at its expense, may provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Exchange Feature. Investors will have the privilege of exchanging shares of the Fund for shares of any other series of the Trust established by the Advisor. An exchange is a taxable transaction that involves the simultaneous redemption of shares of one series and purchase of shares of another series at the respective closing net asset value next determined after a request for redemption has been received plus applicable sales charge. Each series of the Trust will have a different investment objective, which may be of interest to investors in each series. Shares of the Fund may be exchanged for shares of another series of the Trust affiliated with the Advisor at the net asset value plus the percentage difference between that series' sales charge, if any, and any sales charge, if any, previously paid in connection with the shares being exchanged. For example, if a 2% sales charge were paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the other series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Institutional Shares may not be exchanged for any other Class of Shares of the Fund.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice. The Advisor will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of a Fund or its other shareholders.

A shareholder should consider the investment objectives and policies of any other series into which the shareholder will be making an exchange, as described in the prospectus for that other series. The Board of Trustees of the Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

                           HOW SHARES MAY BE REDEEMED

Shares of the Fund may be redeemed (the Fund will repurchase them from shareholders) by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. Redemption orders received in proper form, as indicated herein, by the Fund, whether by mail or telephone, prior to the time trading closes on the New York Stock Exchange (currently 4:00 p.m. New York time, Monday through Friday), will redeem shares at the net asset value determined at that time. Redemption orders received in proper form by the Fund after the close of trading, or on a day when the New York Stock Exchange is not open for business, will redeem shares at the net asset value next determined. There is no charge for redemptions from the Fund other than possible charges for wiring redemption proceeds. You may also redeem your shares through a broker-dealer or other institution, who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having a net asset value of less than $1,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30 days written notice. If the shareholder brings his account net asset value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-525-3863, or write to the address shown below.

Regular Mail Redemptions. Your request should be addressed to the WST Growth & Income Fund, Institutional Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request for redemption must include:

1) Your letter of instruction specifying the Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)    Any required signature guarantees (see "Signature Guarantees" below); and

3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases the net asset value next determined after the receipt of the request for redemption will be used in processing the redemption. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

Telephone and Bank Wire Redemptions. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. A Fund will redeem shares when requested by the shareholder if, and only if, the shareholder confirms redemption instructions in writing.

A Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-972-1908). The confirmation instructions must include:

1)   Designation of the Fund name;

2)   Shareholder names and account number;

3)   Number of shares or dollar amount to be redeemed;

4) Instructions for transmittal of redemption funds to the shareholder; and 5) Shareholder signature as it appears on the application then on file with the Fund.

The net asset  value used in  processing  the  redemption  will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days on which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See "Signature Guarantees" below). The Fund reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Fund believes it to be in the best interest of the shareholders to do so. During drastic economic and market conditions, telephone redemption privileges may be difficult to implement.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges by the Custodian for wire redemptions. The Custodian currently charges $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from the shareholder's account by redemption of shares in the account. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated address of record.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-525-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing him or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and, if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of a Fund valued at $25,000 or more at current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. Call or write the Fund for an application form. See the Statement of Additional Information for further details.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change exchange privileges or telephone redemption service other than through your initial account application, and (3) requests for redemptions in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for redemption, establishment or change in exchange privileges, or change of registration.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Fund is a diversified series of The Nottingham Investment Trust II (the "Trust"), an investment company organized as a Massachusetts business trust on October 25, 1990. The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth in the Statement of Additional Information under "Management of the Fund - Trustees and Officers." The Board of Trustees of the Trust is primarily responsible for overseeing the conduct of the Trust's business. The Board of Trustees elects the officers of the Trust who are responsible for its and the Fund's day-to-day operations.

The Advisor. Subject to the authority of the Board of Trustees, Wilbanks, Smith & Thomas Asset Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust.

The Advisor is registered under the Investment Advisors Act of 1940, as amended. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission. The Advisor, established as a Virginia corporation in 1990, is controlled by Wayne
F. Wilbanks, CFA; L. Norfleet Smith, Jr.; and Norwood A. Thomas, Jr. The Advisor currently serves as investment advisor to approximately $650 million in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation. The Advisor's address is One Commercial Place, Suite 1450, and Norfolk, Virginia 23510.

Compensation of the Advisor with regard to the Fund, based upon the Fund's daily average net assets, is at the annual rate of 0.75% of the first $250 million of net assets and 0.65% of all assets over $250 million. The Advisor may periodically voluntarily waive or reduce its advisory fee to increase the net income of each Class of the Fund. For the fiscal period ended March 31, 1998 the Advisor waived $18,741 of its $19,204 advisory fee and reimbursed $5,047 of the Fund's operating expenses.

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Investment Objective and Policies Investment Transactions" in the Statement of Additional Information.

The Executive Committee of the Advisor, composed of Wayne F. Wilbanks, CFA; L. Norfleet Smith, Jr.; and Norwood A. Thomas, Jr. (all control persons of the Advisor), is responsible for day-to-day management of the Fund's portfolio. Mr. Wilbanks has been with the Advisor since its formation in 1990. Messrs. Smith and Thomas have been with the Advisor since 1992. Messrs. Wilbanks and Thomas serve as executive officers of the Trust and will represent the Advisor at Board of Trustee meetings.

Administrator. The Nottingham Company (the "Administrator") serves as the Fund's administrator. The Administrator, subject to the authority of the Board of Trustees, provides administrative services to and is generally responsible for the overall management and day-to-day administrative operations of the Fund, pursuant to an administration agreement with the Trust.

The Administrator, which was established as a North Carolina corporation in 1988, has been operating (with affiliates) as a financial services firm since 1985. Frank P. Meadows III is the firm's Managing Director and controlling shareholder.

The Administrator's address is 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069.

Subject to the authority of the Board of Trustees, the services the Administrator provides to the Fund include coordinating and monitoring any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; and preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents. For its administrative services, the Administrator is entitled to receive from the Fund a fee based on the average daily net assets of the Fund, in addition to a base monthly fee for accounting and recordkeeping services. The Administrator also performs certain accounting and pricing services for the Fund as pricing agent, including the daily calculation of the Fund's net asset value, for which it receives certain charges and is reimbursed for out-of-pocket expenses.

Transfer Agent. NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust.

The Transfer Agent, whose address is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Fund is charged a recordkeeping fee based on the number of shareholders of the Fund and an annual fee for shareholder administration services.

Custodian. The custodian of the Fund's assets is First Union National Bank of North Carolina (the "Custodian"). The Custodian's mailing address is Two First Union Center, Charlotte, North Carolina 28288-1151. The Advisor, Administrator, Transfer Agent, Distributor, or interested persons thereof, may have banking relationships with the Custodian.

Other Expenses. The Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, Administrator, and Transfer Agent, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including the Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable. Any expenses relating only to a particular Class of Shares of the Fund will be borne solely by such Class.

                                OTHER INFORMATION

Description of Shares. The Trust was organized as a Massachusetts business trust on October 25, 1990 under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares. The Trust currently has the number of authorized series of shares, including the Fund, and classes of shares, described in the Statement of Additional Information under "Description of the Trust." Pursuant to its authority under the Declaration of Trust, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two Classes ("Investor Shares" and "Institutional Shares") representing equal pro rata interests in the Fund, except that the Classes bear different expenses that reflect the differences in services provided to them. Investor Shares are sold with a sale charge and bear potential distribution expenses and service fees. Institutional Shares are sold without a sales charge and bear no shareholder servicing or distribution fees. As a result of different charges, fees, and expenses between the Classes, the total return on the Fund's Investor Shares will generally be lower than the total return on the Institutional Shares. Standardized total return quotations will be computed separately for each Class of Shares of the Fund.

THIS PROSPECTUS RELATES TO THE FUND'S INSTITUTIONAL SHARES AND DESCRIBES ONLY THE POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS PERTAINING TO THE INSTITUTIONAL SHARES. THE FUND ALSO ISSUES A CLASS OF INVESTOR SHARES. SUCH OTHER CLASS MAY HAVE DIFFERENT SALES CHARGES AND EXPENSES, WHICH MAY AFFECT PERFORMANCE. INVESTORS MAY CALL THE FUND AT 1-800-525-3863 TO OBTAIN MORE INFORMATION CONCERNING OTHER CLASSES AVAILABLE TO THEM THROUGH THEIR SALES REPRESENTATIVE. INVESTORS MAY OBTAIN INFORMATION CONCERNING THOSE CLASSES FROM THEIR SALES REPRESENTATIVE, THE DISTRIBUTOR, THE FUND, OR ANY OTHER PERSON WHICH IS OFFERING OR MAKING AVAILABLE TO THEM THE SECURITIES OFFERED IN THIS PROSPECTUS.

When issued, the shares of each series of the Trust, including the Fund, and each class of shares, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of a least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

The Trust's shareholders will vote in the aggregate and not by series (fund) or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, such as the Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series or class are entitled to vote on matters affecting only that series or class. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts's law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

Reporting to Shareholders. The Fund will send to its shareholders Annual and Semi-Annual Reports; the financial statements appearing in Annual Reports for the Fund will be audited by independent accountants. In addition, the Fund will send to each shareholder having an account directly with the Fund a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding the Fund may be directed in writing to 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling 1-800-525-3863.

Calculation of Performance Data. From time to time the Fund may advertise its average annual total return for each Class of Shares. The "average annual total return" refers to the average annual compounded rates of return over 1-, 5- and 10- year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. The calculation further assumes the maximum sales load is deducted from the initial payment. If a Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data other than average annual total return for each Class of Shares. This data shows as a percentage rate of return encompassing all elements of return (i.e. income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Such other total return data may be quoted for the same or different periods as those for which average annual total return is quoted. This data may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in a Fund for various periods.

The total return of a Fund could be increased to the extent the Advisor may waive all or a portion of its fees or may reimburse all or a portion of the Fund's expenses. Total return figures are based on the historical performance of the Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance. The Fund's quotations may from time to time be used in advertisements, sales literature, shareholder reports, or other communications. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                            WST GROWTH & INCOME FUND
                               INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                   PROSPECTUS


                                 August 1, 1998


                            WST Growth & Income Fund
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-525-3863

                               Investment Advisor
                 Wilbanks, Smith & Thomas Asset Management, Inc.
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510

                                    Custodian
                   First Union National Bank of North Carolina
                             Two First Union Center
                      Charlotte, North Carolina 28288-1151

                                   Distributor
                         Capital Investment Group, Inc.
                              Post Office Box 32249
                          Raleigh, North Carolina 27622

                              Independent Auditors
                              Deloitte & Touche LLP
                               2500 One PPG Place
                       Pittsburgh, Pennsylvania 15222-5401

PROSPECTUS                                                Cusip Number 66976M821


--------------------------------------------------------------------------------
                            WST GROWTH & INCOME FUND
                                 INVESTOR CLASS
--------------------------------------------------------------------------------

The investment objective of the WST Growth & Income Fund (the "Fund") is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Fund will seek to achieve this objective by investing primarily in a flexible portfolio of equity securities, fixed income securities, and money market instruments. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described herein.

This Prospectus relates to shares ("Investor Shares") representing interests in the Fund. The Investor Shares are offered to the general public. See "Prospectus Summary - Offering Price."

                               INVESTMENT ADVISOR

                 Wilbanks, Smith & Thomas Asset Management, Inc.
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510

The Fund is a diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company. This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge. You may request the Statement of Additional Information, as amended from time to time, which is incorporated in this Prospectus by reference, by writing the Fund at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, or by calling 1-800-525-3863. The SEC also maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.


Investment in the Fund involves risks, including the possible loss of principal. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



The date of this Prospectus and the Statement of Additional Information is August 1, 1998.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY........................................................... 2

FEE TABLE.................................................................... 3

FINANCIAL HIGHLIGHTS..........................................................4

INVESTMENT OBJECTIVE AND POLICIES............................................ 5

RISK FACTORS.................................................................10

INVESTMENT LIMITATIONS.......................................................12

FEDERAL INCOME TAXES........................................................ 13

DIVIDENDS AND DISTRIBUTIONS................................................. 13

HOW SHARES ARE VALUED....................................................... 14

HOW SHARES MAY BE PURCHASED................................................. 15

HOW SHARES MAY BE REDEEMED.................................................. 20

MANAGEMENT OF THE FUND...................................................... 22

OTHER INFORMATION........................................................... 24


This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase shares are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.

                               PROSPECTUS SUMMARY

The Fund. The WST Growth & Income Fund (the "Fund") is a diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust. This Prospectus relates to Investor Shares of the Fund. See "Other Information - Description of Shares."

Offering Price. The Investor Shares of the Fund are offered to the general public at net asset value plus a 3.75% sales charge, which is reduced on purchases involving larger amounts. The Investor Shares are also subject to a 12b-1 distribution fee of up to 0.50% of the Investor Shares' average net assets annually. See "Distributor and Distribution Fee" below. The minimum initial investment is $5,000 ($2,000 for IRAs and Keogh Plans). The minimum subsequent investment is $500 ($100 for those participating in the Automatic Investment
Plan). See "How Shares May be Purchased."

Investment Objective. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Fund will seek to achieve this objective by investing primarily in a flexible portfolio of equity securities, fixed income securities, and money market instruments. Fixed income securities and money market instruments will generally comprise not less than 10% and not more than 30% of the portfolio. See "Investment Objective and Policies."

Risk Considerations. The Fund is not intended to be a complete investment program, and there can be no assurance that the Fund will achieve its investment objective. While the Fund will invest primarily in common stocks traded in U.S. securities markets, some of the Fund's investments may include foreign securities generally traded domestically in U.S. securities markets, real estate securities, illiquid securities, and securities purchased subject to a repurchase agreement or on a "when-issued" basis, which involve certain risks. The Fund may also engage in options transactions, which present special risks. A portion of the Fund will be invested in fixed income securities, which will be subject to risks associated with movements in interest rates. Up to 15% of the Fund may be invested in fixed income securities rated below "investment grade." The Fund may borrow only under certain limited conditions (included to meet redemption requests) and not to purchase securities. It is not the intent of the Fund to borrow except for temporary cash requirements. Borrowing, if done, would tend to exaggerate the effects of market and interest rate fluctuations on the Fund's net asset value until repaid. See "Risk Factors."

Manager. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, Wilbanks, Smith & Thomas Asset Management, Inc. of Norfolk, Virginia (the "Advisor"), manages the Fund's investments. The Advisor currently manages approximately $650 million in assets. For its advisory services, the Advisor receives a monthly fee, based on the Fund's daily net assets, at the annual rate of 0.75% of the first $250 million of net assets and 0.65% of all assets over $250 million. See "Management of the Fund - The Advisor."

Dividends. Income dividends, if any, are generally paid quarterly; capital gains, if any, are generally distributed at least once each year. Dividends and capital gains distributions are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

Distributor and Distribution Fee. Capital Investment Group, Inc. (the "Distributor") serves as distributor of shares of the Fund. For its services, which include payments to qualified securities dealers for sales of Fund shares, the Distributor receives commissions consisting of the portion of the sales charge remaining after the discounts it allows to securities dealers. See "How Shares May Be Purchased - Sales Charges." Under the Fund's Distribution Plan with respect to the Investor Shares, expenditures by the Fund for distribution activities and service fees may not exceed 0.50% of the Investor Shares' average net assets annually. See "How Shares May Be Purchased - Distribution Plan."

Redemption of Shares. There is no charge for redemptions other than possible charges for wiring redemption proceeds. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by a Fund. A shareholder that submits appropriate written authorization may redeem shares by telephone. See "How Shares May Be Redeemed."

                                    FEE TABLE

The following table set forth certain information in connection with the expenses of the Investor Shares of the Fund anticipated for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Investor Shares of the Fund, and therefore indirectly by its investors, the payment of which will reduce an investor's return on an annual basis.

              Shareholder Transaction Expenses for Investor Shares

Maximum sales load imposed on purchases
  (as a percentage of offering price)..................................3.75%1
Maximum sales load imposed on reinvested dividends.......................None
Maximum deferred sales load..............................................None
Redemption fees*.........................................................None
Exchange fee.............................................................None

* The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Fund $10.00 per transaction for wiring redemption proceeds.


                         Annual Fund Operating Expenses
                      for Investor Shares After Fee Waivers
                           and Expense Reimbursements3
                     (as a percentage of average net assets)

Management Fees.........................................................0.00%3
12b-1 Fees..............................................................0.50%2
Total Other Expenses....................................................1.75%3
Total Fund Operating Expenses...........................................2.25%3

EXAMPLE: You would pay the following expenses (including the maximum initial sales charge) on a $1,000 investment in Investor Shares of the Fund, whether or not you redeem at the end of the period, and assuming a 5% annual return:

            1 year           3 years           5 years         10 years
           --------         ---------         ---------       ---------
              $59              $105             $153             $286

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

1    Reduced  for larger  purchases.  See "How  Shares May Be  Purchased - Sales
     Charges."

2 The Fund, with respect to the Investor Shares, has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the Investor Shares may pay distribution and service fees up to 0.50% of average net assets of the Investor Shares annually. See "How Shares May Be Purchased - Distribution Plan" below. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

3 The "Total Fund Operating Expenses" shown above are based upon actual operating expenses incurred by the Fund for the fiscal year ended March 31, 1998, which after fee waivers and expense reimbursements, were 2.25% of the average daily net assets of the Investor Shares of the Fund. Absent such waivers and reimbursements, the percentages would have been 0.75% for "Management Fees" and 3.63% for "Total Fund Operating Expenses" for the fiscal year ended March 31, 1998. The Advisor has voluntarily agreed to a reduction in the fees payable to it and to reimburse expenses of the Fund, if necessary, in an amount that limits Total Fund Operating Expenses
     (exclusive of interest, taxes, brokerage fees and commissions, sales charges, and extraordinary expenses) to not more than 2.25% of the Investor Shares' average daily net assets. There can be no assurance that the Advisor's voluntary fee waivers and expense reimbursements will continue in the future.

See "How Shares May Be Purchased" and "Management of the Fund" below for more information about the fees and costs of operating the Fund. The assumed 5% annual return in the example is required by the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund; the actual rate of return for the fund may be greater or less than 5%.

                              FINANCIAL HIGHLIGHTS

The shares of the Fund are divided in Multiple Classes representing interests in the Fund. This Prospectus relates to Investor Shares of the Fund. See "Other Information - Description of Shares." The financial data included in the table below has been derived from audited financial statements of the Fund. The financial data for the fiscal period ended March 31, 1998, has been audited by Deloitte & Touche LLP, independent auditors, whose report covering such period is included in the Statement of Additional Information. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may be obtained at no charge by calling the Fund.

                 (For a Share Outstanding Throughout the Period)


                                                                 Period Ended
                                                                   March 31,
                                                                     1998*
                                                                 ------------
Net Asset Value, Beginning of Period                                 $10.22
                                                                      =====
Income (loss) from investment operations
    Net investment loss                                               (0.01)
    Net realized and unrealized gain
    on investments                                                     1.05
                                                                       ----
      Total from investment operations                                 1.04

Distributions to shareholders
    Distributions in excess of net investment income                  (0.00)
                                                                      -----

Net Asset Value, End of Period                                       $11.26
                                                                     ======

Total return (a)                                                      10.52%

Ratios/supplemental data

    Net Assets, End of Period                                      $763,186

    Ratio of expenses to average net assets
      Before expense reimbursements and
        waived fees                                                   3.63%(b)
      After expense reimbursements and
        waived fees                                                   2.25%(b)

Ratio of net investment loss to average net assets
    Before expense reimbursements and
      waived fees                                                     (1.70)%(b)
    After expense reimbursements and
      waived fees                                                     (0.31)%(b)

Portfolio turnover rate                                               23.64%

Average commission rate paid (c)                                     $0.0778


* For the period from October 3, 1997 (date of initial public investment) to March 31, 1998.

(a)  Aggregate total return for the fiscal period.

(b)  Annualized.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Fund's investment objective and fundamental investment limitations described herein may not be altered without the prior approval of a majority of the Fund's shareholders.

Investment Policies. The Fund will seek to achieve its investment objective by investing primarily in a flexible The Advisor will vary the percentage of Fund assets invested in equities, fixed income securities, and money market instruments according to the Advisor's judgment of market and economic conditions, and based on the Advisor's view of which asset class can best achieve the Fund's objectives. The percentage invested in fixed income securities and money market instruments, in the aggregate, will generally comprise not less than 10% and not more than 30% of the portfolio.

Selection of equity securities will be based primarily on the expected capital appreciation potential. The expected income potential of those equity securities is of secondary importance. Selection of fixed income securities will be primarily for income. The capital appreciation potential of those fixed income securities is of secondary importance.

The Advisor is considered a "core" bond manager, allocating approximately 50% of the fixed income portion of the Fund to duration strategies using U.S. Treasury securities. The remaining 50% of fixed income securities are selected based upon investment analysis by the Advisor, attempting to identify securities that are undervalued. Fixed income securities are identified as undervalued in circumstances, for instance, where the Advisor believes the credit rating of the company is subject to an increase, which has the potential to reduce the price spread to a comparable maturity U.S. Treasury security, and in turn increase in price. Fixed income securities may also be identified as undervalued if the spread for a particular security is too large relative to similar fixed income securities within similar maturities and similar credit quality.

The strategy of attempting to identify undervalued fixed income securities may result, if successful, in a larger component of total return being the result of capital gains than may be typical for fixed income investment strategies.

The Advisor will continually review the macroeconomic environment and alternative expected rates of return between fixed income securities and equity securities in determining the asset allocation of the Fund. In structuring the fixed income portion of the Fund, the Advisor examines spread relationships between quality grades in determining the quality distribution, and assesses the expected trends in inflation and interest rates in structuring the maturity distribution. Not more than 50% of the total fixed income portion of the portfolio (not more than 15% of the entire Fund) will be invested in fixed income securities rated below BBB or Baa by the nationally recognized statistical rating organizations described in the Statement of Additional
Information (or if not rated, deemed by the Advisor to be of equivalent quality). Securities rated below these ratings (or comparable unrated securities) are commonly called "junk bonds" and are considered speculative. See "Risk Factors - Lower Rated Debt Securities and Associated Risk Factors."

The equity portion of the Fund's portfolio will be generally comprised of common stocks, convertible preferred stocks, participating preferred stocks, preferred equity redemption cumulative stocks, preferred stocks and convertible bonds traded on domestic securities exchanges or on the over-the-counter markets. Foreign equity securities will be limited to those available on domestic U.S. exchanges and denominated in U.S. currency.

The Advisor utilizes a 'top down' approach to equity selection. Macroeconomic analysis and projected trends of four primary areas (market interest rates, Federal Reserve policy, inflation, and economic growth, as typically measured by gross domestic product), sector analysis of those sectors within the Russell 1000, and industry analysis within each sector, are all performed in narrowing the security research universe. From an initial research universe of approximately 5,400 companies, a 'screen' is performed to identify securities with a projected earnings per share growth rate of 12% or more, market capitalization of not less than $750 million, price earnings' ratios within appropriate relative ranges compared to comparable sector and industry companies, and a projection of increasing earnings estimates.

The Advisor utilizes a philosophy known as "GARP," growth at reasonable price, as its underlying equity investment selection philosophy. The screens referred to in the paragraph above results in approximately 400 companies, which then receive active research by the Advisor's Investment Committee. From this group the Advisor reduces the equity universe to approximately 75 companies which, depending upon the then current price in the equities markets for that company, are eligible for inclusion in the Fund. The Advisor will base security selection on the following factors: financial history of the firm, consistency of earnings, return on equity, cash flow, strength of management, ratios such as price/earnings, price/book value, price/sales, and price/cash flow, all compared to historical valuations and future prospects of the company as judged by the Advisor. Depending upon the timing of cash flows into the Fund and the relative attractiveness of each company as that attractiveness may vary (given daily fluctuations in market prices), a portfolio of 25-45 companies will generally be included in the Fund portfolio at any given point in time.

The Advisor performs rigorous research on individual companies in the final equity universe through direct contact with senior management in addition to Wall Street research analysis. The Advisor's research analysts construct financial models based upon the data gathered from various sources, to assist in each securities' qualification under the Advisor's security selection criteria.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:
(a) the anticipated price appreciation has been achieved or is no longer probable; (b) alternative investments offer superior total return prospects; or
(c) fundamentals change adversely.

Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund.

Under normal market conditions the portfolio allocation range for the Fund will generally be:

                                                    % of Total Assets
                                                    =================

         Equity securities                                70 - 90%
         Money market instruments
          and fixed income securities                     10 - 30%

Under certain conditions, the Advisor may choose to temporarily invest up to 100% of the Fund's assets in cash and cash equivalents, investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments as a temporary defensive position, when the Advisor determines that market conditions warrant such investments. When the Fund invests in these investments as a temporary defensive measure, it is not pursuing its stated investment objective.

Options Transactions. The Fund may invest up to 10% of its total assets in options on equity securities, options on equity indices, and options on equity industry sector indices. These options may be utilized to hedge certain market risks which the Advisor may determine, from time to time, exist in the equity markets or in individual equity issues, or may be used to provide a viable substitute for direct investment in, and/or short sales of, specific equity securities. Investments in call and put options are considered speculative, due to the time premium imputed in the daily value of options, a premium which declines with time, independent of the change and/or stability of the underlying equity security, market index or industry sector index.

A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time before a certain date (the expiration date). The writer receives a premium (less a commission) for writing the option. This premium would partially or completely offset any decline in price. A put gives the holder (buyer) the right to sell a security to the writer (seller) at a predetermined price (the exercise price) on or before a set date (the expiration date). The buyer pays a premium to the writer for the right to sell the underlying shares at the exercise price instead of at the then prevailing market price. A stock index option generally operates like an option covering specific securities, except that delivery of cash rather than the underlying securities is made. A stock index option obligates the seller (writer) to deliver, and gives the holder (buyer) the right to take delivery of, cash upon exercise of the option in an amount equal to the difference between the exercise settlement value of the underlying index on the day the option is exercised and the exercise price of the option, multiplied by the specified index "multiplier". The stock index will fluctuate based on changes in the market values of the stocks included in the index. The Fund will set aside permissible liquid assets in a segregated account to secure its potential obligations under its options positions, and such account will include only cash, U.S. Government Securities, and other liquid high-grade debt securities.

The Fund's ability to use options transactions successfully depends upon the degree of correlation between the equity security or index on which the option is written and the securities that the Fund owns or the market position that it intends to acquire; the liquidity of the market for options, which cannot be assured; and the Advisor's skill in predicting the movement of equity securities and stock indices and implementing options transactions in furtherance of the Fund's investment objectives. Successful use by the Fund of stock or stock index options will depend primarily on the Advisor's ability to correctly predict movements in the direction of an individual stock or the stock markets. For stock index options, this skill is different from the skills and expertise needed to predict changes in the prices of individual stocks. If the Advisor forecasts incorrectly the movement of interest rates, market values and other economic factors, the Fund would be better off without using this hedging technique. The Fund will write (sell) stock or stock index options for hedging purposes or to close out positions in stock or stock index options that the Fund has purchased. The Fund may only write (sell) "covered" options. Risks associated with options transactions generally include possible loss of the entire premium and the inability to effect closing transactions at favorable prices. Brokerage commissions associated with buying and selling options are proportionately higher than those associated with general securities transactions. Additional information on the permitted options transactions of the Fund and the associated risks is contained in the Statement of Additional Information.

Money Market Instruments. Money market instruments may be purchased when the Advisor believes interest rates are rising, the prospect for capital appreciation in the equity and longer term fixed income securities' markets are not attractive, or when the "yield curve" favors short term fixed income instruments versus longer term fixed income instruments. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities, corporate debt securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). In addition, such securities must be rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Advisor's opinion.

U.S. Government Securities. The Fund may invest a portion of its portfolio in U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Administration ("FHA"), Federal Farm Credit Bank "FFCB"), Federal Home Loan Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Custodial Receipts and Components. Securities issued by the U.S. Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). The Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Custodian receipts and components are not guaranteed by the U.S. Treasury.

Corporate Debt Securities. The Fund may invest in U.S. dollar denominated corporate debt securities of domestic issuers limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) that meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Advisor's opinion comparable in quality to corporate debt securities in that the Fund may invest. The Fund may invest in convertible bonds of domestic issuers meeting such quality requirements and other corporate debt securities generally in the form of money market instruments as described above. Up to 15% of the Fund could be invested in fixed income securities rated below "investment grade." See "Risk Factors - Lowered Rated Debt Securities and Associated Risk Factors."

Foreign Debt Securities. The Fund may invest in foreign denominated debt traded on domestic U.S. exchanges, or traded over-the-counter by U.S.-based securities dealers. In some cases these debt securities may be denominated in the native currency of the issuer. If such securities are denominated in foreign currency, those securities will not only be subject to the risks associated with companies domiciled in foreign countries (as described herein under "Foreign Securities"), but will also be subject to the volatility and risk associated with changes in currency exchange rates. Because of this additional risk and volatility, the Advisor does not anticipate holding more than 5% of the Fund in foreign denominated debt securities.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to seven days of the purchase. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the 1940 Act.

Foreign Securities. The Fund may invest in the securities of foreign private issuers. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. Securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

The Fund will limit foreign equity investments to those traded domestically on U.S. securities exchanges and denominated in U.S. currency. The prices of such securities are denominated in U.S. dollars while the underlying company may maintains its records in a foreign currency. Such a disparity may result in greater volatility than would be expected with equities of domestic U.S. companies. The Fund may also acquire foreign denominated debt traded on domestic U.S. exchanges, or traded over-the-counter by U.S.-based securities dealers. See "Foreign Debt Securities."

Although the Fund is not limited in the amount of these types of foreign securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 10% of its assets in foreign securities.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's assets. To the extent a Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Fund will not invest in real estate (including mortgage loans and limited partnership interests), but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 10% of its assets in real estate securities.

                                  RISK FACTORS

Investment Policies and Techniques. Reference should be made to "Investment Objective and Policies" above for a description of special risks presented by the investment policies of the Fund and the specific securities and investment techniques that may be employed by the Fund, including the risks associated with corporate and foreign debt securities, options transactions, repurchase agreements, and foreign securities. A more complete discussion of certain of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information.

Fluctuations in Value. To the extent that the major portion of the Fund's portfolio consists of common stocks, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. The fixed income securities in which the Fund will invest are also subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or from changes in the creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. The value of the Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Should interest rates increase or the creditworthiness of an issuer deteriorates the value of the Fund's fixed income securities would decrease in value, which would have a depressing influence on the Fund's net asset value. The Fund may also invest up to 15% of its total assets in fixed income securities rated below BBB or Baa by the nationally recognized statistical rating organizations described in the Statement of Additional Information. See "Lower-Rated Debt Securities and Associated Risk Factors" below. Although certain of the U.S. Government Securities in which the Fund may invest are guaranteed as to timely payment of principal and interest, the market value of the securities, upon which the Fund's net asset value is based, will fluctuate due to the interest rate risks described above. Additionally, not all U.S. Government Securities are backed by the full faith and credit of the U.S. Government. Because there is risk in any investment, there can be no assurance that the Fund will achieve its investment objective.

Lower-Rated Debt Securities and Associated Risk Factors. The Fund may invest up to 15% of its total assets in debt securities which may be rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Groups ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch") or which, if unrated, are of comparable quality as determined by the Advisor. Debt securities rated Ba or below by Moody's or BB or below by Standard & Poor's or Fitch (or comparable unrated securities), commonly called "junk bonds," are considered speculative, and payment of principal and interest thereon may be questionable. In some cases, such securities may be highly speculative, have poor prospects for reaching investment grade standing, and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade debt securities (i.e., debt securities rated Baa or higher by Moody's or BBB or higher by Standard & Poor's or Fitch). The Fund will not invest in debt securities rated lower than Caa by Moody's or CCC by Standard & Poor's or Fitch or equivalent unrated securities. Debt securities rated Caa by Moody's or CCC by Standard & Poor's or Fitch, and equivalent unrated securities, are speculative and may be in default. These securities may present significant elements of danger with respect to the repayment of principal or interest. A description of the corporate debt ratings assigned by Moody's, Standard & Poor's, and Fitch is contained in the Statement of Additional Information.

Corporate debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., junk bond) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Advisor considers both credit risk and market risk in making investment decisions for the Fund.

Portfolio Turnover. The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also have capital gains tax consequences. Portfolio turnover is not expected to exceed 100% per year. See "Portfolio turnover rate" in the Financial Highlights section for the Fund's portfolio turnover for the last fiscal period.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price.

Borrowing. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and 15% of its total assets to meet redemption requests, which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on the portfolio's net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank. The Fund will not make any further investments if the borrowing exceeds 5% of its total assets until such time as repayment has been made to bring the total borrowing below 5% of its total assets.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

Advisor Experience. The Fund, organized in 1997, has no prior operating history. The assets of the Fund are managed by the Advisor, a Virginia corporation established in 1990. While the Advisor has no previous experience managing a mutual fund, it has been rendering investment counsel, utilizing investment strategies similar to that of the Fund, to other individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, and corporations since its formation.


                             INVESTMENT LIMITATIONS

To limit the Fund's exposure to risk, the Fund has adopted certain investment limitations. Some of these restrictions are that the Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) to meet redemption requests, in amounts not exceeding 15% of its total assets (the Fund will not make any investments if borrowing exceeds 5% of its total assets); (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other not readily marketable securities, are limited to 10% of the Fund's net assets), money market instruments and other debt securities;
(3) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (4) purchase foreign securities, except that the Fund may purchase foreign securities traded on domestic U.S. exchanges and other foreign debt securities as described in this Prospectus, all without limit; and (5) with respect to 75% of its total assets, invest more than 5% of its total assets at cost in the securities of any one issuer nor hold more than 10% of the voting stock of any issuer. Investment restrictions (1), (2), and (5) are fundamental investment limitations that cannot be altered without the prior approval of a majority of the Fund's shareholders. The other investment restrictions listed above are non-fundamental and can be changed without shareholder approval. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Fund's investment objectives can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in the Fund's Prospectus, or in the Statement of Additional Information, as being fundamental, is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of such limitation. If the limitation on illiquid securities is exceeded, however, through a change in values, net assets, or other circumstances, the Fund would take appropriate steps to protect liquidity by changing its portfolio.

                              FEDERAL INCOME TAXES

Taxation  of the Fund.  The  Internal  Revenue  Code of 1986,  as  amended  (the
"Code"),  treats  each  series in the Trust as a separate  regulated  investment company. Each series of the Trust (including the Fund) intends to qualify or remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Fund will not be liable for federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right for any series of the Trust to determine for any particular year if it is advantageous not to qualify as a regulated investment company. Regulated investment companies, such as each series of the Trust, are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar year basis, and capital gain net income, using an October 31 year end measuring period. The intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

Taxation of Shareholders. For federal income tax purposes, any dividends and distributions from short-term capital gains that a shareholder receives in cash from the Fund or which are re-invested in additional shares will be taxable ordinary income. If a shareholder is not required to pay a tax on income, he will not be required to pay federal income taxes on the amounts distributed to him. A dividend declared in October, November or December of a year and paid in January of the following year will be considered to be paid on December 31 of the year of declaration.

Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. Capital gain distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Dividends and capital gain distributions paid by the Fund shortly after shares have been purchased, although in effect a return of investment, are subject to federal income taxation.

The sale of shares of the Fund is a taxable event and may result in a capital gain or loss. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual funds).

The Trust will inform shareholders of the Fund of the source of its dividends and capital gains distributions at the time they are paid and, promptly after the close of each calendar year, will issue an information return to advise shareholders of the federal tax status of such distributions and dividends. Dividends and distributions may also be subject to state and local taxes. Shareholders should consult their tax advisors regarding specific questions as to federal, state or local taxes.

Federal income tax law requires investors to certify that the social security number or taxpayer identification number provided to the Fund is correct and that the investor is not subject to 31% withholding for previous under-reporting to the Internal Revenue Service (the "IRS"). Investors will be asked to make the appropriate certification on their application to purchase shares. If a shareholder of the Fund has not complied with the applicable statutory and IRS requirements, the Fund is generally required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends and redemption amounts).

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income, if any, in the form of dividends. The Fund will generally pay income dividends, if any, quarterly, and will generally distribute net realized capital gains, if any, at least annually.

Unless a shareholder elects to receive cash, dividends and capital gains will be automatically reinvested in additional full and fractional shares of the same Class of the Fund at the net asset value per share next determined. Reinvested dividends and capital gains are exempt from any sales load. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Fund at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. That request must be received by the Fund prior to the record date to be effective as to the next dividend. If cash payment is requested, checks will be mailed within five business days after the last day of each quarter or the Fund's fiscal year end, as applicable. Each shareholder of the Fund will receive a quarterly summary of his or her account, including information as to reinvested dividends from the Fund. Tax consequences to shareholders of dividends and distributions are the same if received in cash or in additional shares of the Fund.

In order to satisfy certain requirements of the Code, the Fund may declare special year-end dividend and capital gains distribution during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. The Fund's net investment income available for distribution to holders of Investor Shares will be reduced by the amount of any expenses allocated to the Investor Shares including distribution and service fees under the Fund's Distribution Plan.

                              HOW SHARES ARE VALUED

Net asset value for each Class of Shares of the Fund is determined at the time trading closes on the New York Stock Exchange (currently, 4:00 p.m., New York time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed. The net asset value of the shares of the Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments and other assets, less all of its liabilities, divided by the number of its outstanding shares. Net asset value is determined separately for each Class of Shares of a Fund and reflects any liabilities allocated to a particular Class as well as the general liabilities of the Fund.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the latest quoted bid price. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fixed  income  securities  will  ordinarily  be traded  on the  over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. Such matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the Advisor and other pricing sources deemed relevant by the pricing agent.

                           HOW SHARES MAY BE PURCHASED

Assistance in opening accounts and a purchase application may be obtained from the Fund by calling 1-800-525-3863, or by writing to the Fund at the address shown below for purchases by mail. Assistance is also available through any broker-dealer authorized to sell shares in the Fund. Payment for shares purchased may also be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's public offering price next determined after your order is received by the Fund in proper form as indicated herein.

The minimum initial investment is $5,000 ($2,000 for IRAs and Keogh Plans). The minimum subsequent investment is $500 ($100 for those participating in the Automatic Investment Plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may invest in the following ways:

Regular Mail Orders. Please complete and sign the Fund Shares Application accompanying this Prospectus and mail it, with your check made payable to the Fund, to:

               WST Growth & Income Fund
               Investor Shares
               c/o NC Shareholder Services
               107 North Washington Street
               Post Office Box 4365
               Rocky Mount, North Carolina  27803-0365

Applications must contain social security and Taxpayer Identification Numbers ("TINs"). If you have applied for a social security or TIN at the time of completing your account application, the application should so indicate. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding TINs are met.

Bank Wire Orders. Investments can be made directly by bank wire. To establish a new account or to add to an existing account by wire, please call the Fund at 1-800-525-3863, before wiring funds, to advise it of the investment, the dollar amount of the investment, and the account identification number. This notification will ensure prompt and accurate handling of your investment. Please have your bank use the following wire instructions to purchase by wire:

              First Union  National Bank of North  Carolina
              ABA  #  053000219
              Further  Credit  Acct  # 2000001068081
              For the WST  Growth  &  Income Fund - Investor  Shares
              For further credit to (shareholder's name and SS# or EIN#)

It is important that the wire message contain all the relevant information and that the Fund receive prior telephone notification to ensure proper credit. Upon opening an account by wire order, you must, as soon as possible, complete and mail your Fund Shares Application to the Fund as described under "Regular Mail Orders" above. Investors should be aware that some banks might impose a wire service fee.

General. All purchases of shares are subject to acceptance and are not binding until accepted. The Fund reserves the right to reject any application or investment. Orders received by the Fund and effective prior to the time trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time, Monday through Friday, exclusive of business holidays) will purchase shares at the public offering price determined at that time. Orders received by the Fund and effective after the close of trading, or on a day when the New York Stock Exchange is not open for business, will purchase shares at the public offering price next determined. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Fund. Investors may be charged a fee if they effect transactions in the Fund shares through a broker or agent.

The Fund may enter into agreements with one or more brokers or other agents, including discount brokers and other brokers associated with investment programs, including mutual fund "supermarkets," and agents for qualified employee benefit plans, pursuant to which such brokers or other agents may be authorized to accept on the Fund's behalf purchase and redemption orders that are in "good form." Such brokers or other agents may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Under such circumstances, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, agent, or, if applicable, other designee, accepts the order. Such orders will be priced at the Fund's public offering price next determined after they are accepted by an authorized broker, agent, or other designee. The Fund may pay fees to such brokers or other agents for their services, including without limitation, administrative, accounting, and recordkeeping services.

If checks are returned unpaid due to insufficient funds, stop payment or other reasons, the Trust will charge $20. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any fund of the Trust already owned by any purchaser whose order is cancelled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Fund, at its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for additional information on purchases in kind.

The Fund is required by federal law to withhold and remit to the IRS 31% of the dividends, capital gains distributions and, in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Fund, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

Sales Charges. The public offering price of Investor Shares of the Fund equals net asset value plus a sales charge. Capital Investment Group, Inc. (the "Distributor") receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions as follows:


                                                          Sales               Sales
                                                        Charge As           Charge As        Dealers Discounts
                                                        % of Net           % of Public         and Brokerage
        Amount of Transaction                            Amount             Offering        Commissions as % of
      At Public Offering Price                          Invested              Price        Public Offering Price

      Less than $250,000...........................       3.93%                3.75%                3.65%
      $250,000 but less than $500,000..............       2.04%                2.00%                1.90%
      $500,000 or more.............................       1.01%                1.00%                0.90%


At times the Distributor may reallow the entire sales charge to dealers. From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated or amended. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the federal securities laws.

The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for its employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Reduced Sales Charges

         Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (a) the total public offering price of the Investor Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of the Fund and any other series of the Trust affiliated with the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

         Letters of Intent. Investors may qualify for a lower sales charge for Investor Shares by executing a letter of intent. A letter of intent allows an investor to purchase Investor Shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of the Fund and any other series of the Trust affiliated with the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Fund or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying this Prospectus or is otherwise available from the Fund or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

         Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of Investor Shares of the Fund in Investor Shares of the Fund or in shares of another series of the Trust affiliated with the Advisor and sold with a sales charge, within 90 days after the redemption. If the other class charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the class to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and the Fund or the Distributor must receive a written order for the purchase of such shares within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

         Purchases by Related Parties and Groups. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

         Sales at Net Asset Value. The Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, Administrator, Transfer Agent, Distributor, and the Advisor, and to employees and principals of related organizations and their families and certain parties related thereto, including clients and related accounts of the Advisor and other investment advisors and financial planners. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Distribution Plan. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622 (the "Distributor"), is the national distributor for the Fund under a Distribution Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others. Richard
K. Bryant, a Trustee of the Trust and an officer of another series of the Trust, and Elmer O. Edgerton, Jr., an officer of another series of the Trust, control the Distributor. Messrs. Bryant and Edgerton are not officers of the Fund.

The Trust has adopted a Distribution Plan (the "Plan") for the Investor Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan the Fund may reimburse any expenditures to finance any activity primarily intended to result in sale of the Investor Shares of the Fund or the servicing of shareholder accounts, including, but not limited to, the following: (i) payments to the Distributor, securities dealers, and others for the sale of Investor Shares of the Fund; (ii) payment of compensation to and expenses of personnel who engage in or support distribution of Investor Shares of the Fund or who render shareholder support services not otherwise provided by the Administrator, Transfer Agent, or Custodian; and (iii) formulation and implementation of marketing and promotional activities. The Board of Trustees of the Trust approves the categories of expenses for which reimbursement is made. Expenditures by the Fund pursuant to the Plan are accrued based on the Investor Shares' average daily net assets and may not exceed 0.50% of the Investor Shares' average net assets for each year elapsed subsequent to adoption of the Plan. Such expenditures paid as service fees to any person who sells Fund shares may not exceed 0.25% of the Investor Shares' average annual net asset value of such shares. The Fund incurred $847 in distribution and services fees under the Plan for the Investor Shares of the Fund for the fiscal period ended March 31, 1998.

The Plan for the Fund may not be amended to increase materially the amount to be spent under the Plan without shareholder approval of the Investor Shares. The Board of Trustees must approve the continuation of the Plan annually. At least quarterly the Board of Trustees must review a written report of amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

Exchange Feature. Investors will have the privilege of exchanging shares of the Fund for shares of any other series of the Trust established by the Advisor. An exchange is a taxable transaction that involves the simultaneous redemption of shares of one series and purchase of shares of another series at the respective closing net asset value next determined after a request for redemption has been received plus applicable sales charge. Each series of the Trust will have a different investment objective, which may be of interest to investors in each series. Shares of the Fund may be exchanged for shares of another series of the Trust affiliated with the Advisor at the net asset value plus the percentage difference between that series' sales charge, if any, and any sales charge, if any, previously paid in connection with the shares being exchanged. For example, if a 2% sales charge were paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the other series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for any other Class of Shares of the Fund.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice. The Advisor will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of a Fund or its other shareholders.

A shareholder should consider the investment objectives and policies of any other series into which the shareholder will be making an exchange, as described in the prospectus for that other series. The Board of Trustees of the Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

                           HOW SHARES MAY BE REDEEMED

Shares of the Fund may be redeemed (the Fund will repurchase them from shareholders) by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. Redemption orders received in proper form, as indicated herein, by the Fund, whether by mail or telephone, prior to the time trading closes on the New York Stock Exchange (currently 4:00 p.m. New York time, Monday through Friday), will redeem shares at the net asset value determined at that time. Redemption orders received in proper form by the Fund after the close of trading, or on a day when the New York Stock Exchange is not open for business, will redeem shares at the net asset value next determined. There is no charge for redemptions from the Fund other than possible charges for wiring redemption proceeds. You may also redeem your shares through a broker-dealer or other institution, who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having a net asset value of less than $1,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30 days written notice. If the shareholder brings his account net asset value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-525-3863, or write to the address shown below.

Regular Mail Redemptions. Your request should be addressed to the WST Growth & Income Fund, Investor Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request for redemption must include:

1) Your letter of instruction specifying the Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   Any required signature guarantees (see "Signature Guarantees" below); and

3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases the net asset value next determined after the receipt of the request for redemption will be used in processing the redemption. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

Telephone and Bank Wire Redemptions. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. A Fund will redeem shares when requested by the shareholder if, and only if, the shareholder confirms redemption instructions in writing.

A Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-972-1908). The confirmation instructions must include:

1)   Designation of the Fund name;

2)   Shareholder names and account number;

3)   Number of shares or dollar amount to be redeemed;

4)   Instructions for transmittal of redemption funds to the shareholder; and

5) Shareholder signature as it appears on the application then on file with the Fund.

The net asset  value used in  processing  the  redemption  will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days on which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See "Signature Guarantees" below). The Fund reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Fund believes it to be in the best interest of the shareholders to do so. During drastic economic and market conditions, telephone redemption privileges may be difficult to implement.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges by the Custodian for wire redemptions. The Custodian currently charges $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from the shareholder's account by redemption of shares in the account. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated address of record.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-525-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing him or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and, if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of a Fund valued at $5,000 or more at current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. Call or write the Fund for an application form. See the Statement of Additional Information for further details.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change exchange privileges or telephone redemption service other than through your initial account application, and (3) requests for redemptions in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for redemption, establishment or change in exchange privileges, or change of registration.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Fund is a diversified series of The Nottingham Investment Trust II (the "Trust"), an investment company organized as a Massachusetts business trust on October 25, 1990. The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth in the Statement of Additional Information under "Management of the Fund - Trustees and Officers." The Board of Trustees of the Trust is primarily responsible for overseeing the conduct of the Trust's business. The Board of Trustees elects the officers of the Trust who are responsible for its and the Fund's day-to-day operations.

The Advisor. Subject to the authority of the Board of Trustees, Wilbanks, Smith & Thomas Asset Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust.

The Advisor is registered under the Investment Advisors Act of 1940, as amended. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission. The Advisor, established as a Virginia corporation in 1990, is controlled by Wayne
F. Wilbanks, CFA; L. Norfleet Smith, Jr.; and Norwood A. Thomas, Jr. The Advisor currently serves as investment advisor to approximately $650 million in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation. The Advisor's address is One Commercial Place, Suite 1450, Norfolk, Virginia 23510.

Compensation of the Advisor with regard to the Fund, based upon the Fund's daily average net assets, is at the annual rate of 0.75% of the first $250 million of net assets and 0.65% of all assets over $250 million. The Advisor may periodically voluntarily waive or reduce its advisory fee to increase the net income of each Class of the Fund. For the fiscal period ended March 31, 1998 the Advisor waived $18,741 of its $19,204 advisory fee and reimbursed $5,047 of the Fund's operating expenses.

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Investment Objective and Policies Investment Transactions" in the Statement of Additional Information.

The Executive Committee of the Advisor, composed of Wayne F. Wilbanks, CFA; L. Norfleet Smith, Jr.; and Norwood A. Thomas, Jr. (all control persons of the Advisor) is responsible for day-to-day management of the Fund's portfolio. Mr. Wilbanks has been with the Advisor since its formation in 1990. Messrs. Smith and Thomas have been with the Advisor since 1992. Messrs. Wilbanks and Thomas serve as executive officers of the Trust and will represent the Advisor at Board of Trustee meetings.

Administrator. The Nottingham Company (the "Administrator") serves as the Fund's administrator. The Administrator, subject to the authority of the Board of Trustees, provides administrative services to and is generally responsible for the overall management and day-to-day administrative operations of the Fund, pursuant to an administration agreement with the Trust.

The Administrator, which was established as a North Carolina corporation in 1988, has been operating (with affiliates) as a financial services firm since 1985. Frank P. Meadows III is the firm's Managing Director and controlling shareholder.

The Administrator's address is 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069.

Subject to the authority of the Board of Trustees, the services the Administrator provides to the Fund include coordinating and monitoring any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; and preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents. For its administrative services, the Administrator is entitled to receive from the Fund a fee based on the average daily net assets of the Fund, in addition to a base monthly fee for accounting and recordkeeping services. The Administrator also performs certain accounting and pricing services for the Fund as pricing agent, including the daily calculation of the Fund's net asset value, for which it receives certain charges and is reimbursed for out-of-pocket expenses.

Transfer Agent. NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust.

The Transfer Agent, whose address is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Fund is charged a recordkeeping fee based on the number of shareholders of the Fund and an annual fee for shareholder administration services.

Custodian. The custodian of the Fund's assets is First Union National Bank of North Carolina (the "Custodian"). The Custodian's mailing address is Two First Union Center, Charlotte, North Carolina 28288-1151. The Advisor, Administrator, Transfer Agent, Distributor, or interested persons thereof, may have banking relationships with the Custodian.

Other Expenses. The Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, Administrator, and Transfer Agent, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including the Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable. Any expenses relating only to a particular Class of Shares of the Fund will be borne solely by such Class.

                                OTHER INFORMATION

Description of Shares. The Trust was organized as a Massachusetts business trust on October 25, 1990, under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares. The Trust currently has the number of authorized series of shares, including the Fund, and classes of shares, described in the Statement of Additional Information under "Description of the Trust." Pursuant to its authority under the Declaration of Trust, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two Classes ("Investor Shares" and "Institutional Shares") representing equal pro rata interests in the Fund, except that the Classes bear different expenses that reflect the differences in services provided to them. Investor Shares are sold with a sale charge and bear potential distribution expenses and service fees. Institutional Shares are sold without a sales charge and bear no shareholder servicing or distribution fees. As a result of different charges, fees, and expenses between the Classes, the total return on the Fund's Investor Shares will generally be lower than the total return on the Institutional Shares. Standardized total return quotations will be computed separately for each Class of Shares of the Fund.

THIS PROSPECTUS RELATES TO THE FUND'S INVESTOR SHARES AND DESCRIBES ONLY THE POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS PERTAINING TO THE INVESTOR SHARES. THE FUND ALSO ISSUES A CLASS OF INSTITUTIONAL SHARES. SUCH OTHER CLASS MAY HAVE DIFFERENT SALES CHARGES AND EXPENSES, WHICH MAY AFFECT PERFORMANCE. INVESTORS MAY CALL THE FUND AT 1-800-525-3863 TO OBTAIN MORE INFORMATION CONCERNING OTHER CLASSES AVAILABLE TO THEM THROUGH THEIR SALES REPRESENTATIVE. INVESTORS MAY OBTAIN INFORMATION CONCERNING THOSE CLASSES FROM THEIR SALES REPRESENTATIVE, THE DISTRIBUTOR, THE FUND, OR ANY OTHER PERSON WHICH IS OFFERING OR MAKING AVAILABLE TO THEM THE SECURITIES OFFERED IN THIS PROSPECTUS.

When issued, the shares of each series of the Trust, including the Fund, and each class of shares, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of a least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

The Trust's shareholders will vote in the aggregate and not by series (fund) or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, such as the Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series or class are entitled to vote on matters affecting only that series or class. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts's law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

Reporting to Shareholders. The Fund will send to its shareholders Annual and Semi-Annual Reports; the financial statements appearing in Annual Reports for the Fund will be audited by independent accountants. In addition, the Fund, as transfer agent, will send to each shareholder having an account directly with the Fund a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding the Fund may be directed in writing to 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, or by calling 1-800-525-3863.

Calculation of Performance Data. From time to time the Fund may advertise its average annual total return for each Class of Shares. The "average annual total return" refers to the average annual compounded rates of return over 1-, 5- and 10- year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. The calculation further assumes the maximum sales load is deducted from the initial payment. If a Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data other than average annual total return for each Class of Shares. This data shows as a percentage rate of return encompassing all elements of return (i.e. income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Such other total return data may be quoted for the same or different periods as those for which average annual total return is quoted. This data may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in a Fund for various periods.

The total return of a Fund could be increased to the extent the Advisor may waive all or a portion of its fees or may reimburse all or a portion of the Fund's expenses. Total return figures are based on the historical performance of the Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance. The Fund's quotations may from time to time be used in advertisements, sales literature, shareholder reports, or other communications. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                            WST GROWTH & INCOME FUND
                                 INVESTOR CLASS
--------------------------------------------------------------------------------

                                   PROSPECTUS


                                 August 1, 1998


                            WST Growth & Income Fund
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-525-3863

                               Investment Advisor
                 Wilbanks, Smith & Thomas Asset Management, Inc.
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510

                                    Custodian
                   First Union National Bank of North Carolina
                             Two First Union Center
                      Charlotte, North Carolina 28288-1151

                                   Distributor
                         Capital Investment Group, Inc.
                              Post Office Box 32249
                          Raleigh, North Carolina 27622

                              Independent Auditors
                              Deloitte & Touche LLP
                               2500 One PPG Place
                       Pittsburgh, Pennsylvania 15222-5401

PROSPECTUS                                                Cusip Number 66976M102
                                                             NASDAQ Symbol CAPVX
--------------------------------------------------------------------------------
                               CAPITAL VALUE FUND
                                 INVESTOR CLASS
--------------------------------------------------------------------------------
The investment objective of the Capital Value Fund (the "Fund") is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income under the constantly varying market conditions. The Fund will seek to achieve this objective by investing in a flexible portfolio of equity securities, fixed income securities, and money market instruments. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus. The Fund has a net asset value that will fluctuate in accordance with the value of its portfolio securities. This Prospectus relates to shares ("Investor Shares") representing interests in the Fund. The Investor Shares are offered to the general public. See "Prospectus Summary - Offering Price."


                               INVESTMENT ADVISOR

                        Capital Investment Counsel, Inc.
                             Raleigh, North Carolina

The Fund is a diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company. This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge. You may request the Statement of Additional
Information, which is incorporated in this Prospectus by reference, by writing the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, or by calling 1-800-525-3863. The SEC also maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.


Investment in the Fund involves risks, including the possible loss of principal. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus and the Statement of Additional Information is August 1, 1998.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY.........................................................  2

FEE TABLE..................................................................  3

FINANCIAL HIGHLIGHTS.......................................................  4

INVESTMENT OBJECTIVE AND POLICIES..........................................  5

RISK FACTORS...............................................................  8

INVESTMENT LIMITATIONS....................................................  10

FEDERAL INCOME TAXES....................................................... 10

DIVIDENDS AND DISTRIBUTIONS................................................ 11

HOW SHARES ARE VALUED...................................................... 12

HOW SHARES MAY BE PURCHASED................................................ 12

HOW SHARES MAY BE REDEEMED................................................. 18

MANAGEMENT OF THE FUND..................................................... 20

OTHER INFORMATION.......................................................... 22


This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus.

                               PROSPECTUS SUMMARY

The Fund. The Capital Value Fund (the "Fund") is a diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust. The Fund is commonly known as a "mutual fund." This Prospectus relates to Investor Shares of the Fund. See "Other Information - Description of Shares."

Offering Price. The Investor Shares of the Fund are offered to the general public at net asset value plus a 3.5% sales charge, which is reduced or eliminated on purchases involving larger amounts. The Investor Shares are also subject to a 12b-1 distribution and shareholder servicing fee of up to 0.50% of the Investor Shares' average net assets annually. See "Distributor and Distribution Fee" below. The minimum initial investment is $5,000 ($1,000 for IRAs and Keogh Plans).
The minimum subsequent investment is $500.  See "How Shares May Be Purchased."

Investment  Objective and Policies.  The investment  objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income under the constantly varying market conditions. In order to achieve the Fund's investment objective, the percentage of Fund assets invested in equity securities, fixed income securities, and money market instruments will vary according to the Advisor's judgment of market and economic conditions, including trends in yields and interest rates, and changes in fiscal or monetary policies. When the Advisor believes that capital appreciation can be achieved without high levels of market risk, equity securities will be emphasized. Equity selection will emphasize those securities selling at or near the low end of their 2- to 5-year historical trading range. Particular emphasis will be placed on those companies with strong asset holdings in cash, current market value of real estate versus book value of that same real estate, a favorable debt/asset and debt/equity ratio, and a consistent management history of the company. See "Investment Objective and Policies." The Fund is not intended to be a complete investment program, and there can be no assurance that the Fund will achieve its investment objective.

Special  Risk  Considerations.  While the Fund will invest  primarily  in common stocks and bonds traded in U.S. securities markets, some of the Fund's investments may include foreign securities, illiquid securities, and securities purchased subject to a repurchase agreement or on a "when-issued" basis, which involve certain risks. To the extent that equity securities may comprise a major portion of its portfolio, the Fund's net asset value will be subject to stock market fluctuation. The Fund's net asset value may also fluctuate due to fluctuation in the value of the fixed income securities in the portfolio as a result of changes in the market interest rate, downgrading of the rating of a particular debt instrument, or other changes in the interest rate and fixed income market environment. The Fund may borrow only under certain limited conditions (including to meet redemption requests) and not to purchase securities. It is not the intent of the Fund to borrow except for temporary cash requirements. Borrowing, if done, would tend to exaggerate the effects of market and interest rate fluctuations on the Fund's net asset value until repaid. See "Risk Factors."

Manager. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, Capital Investment Counsel, Inc. of Raleigh, North Carolina (the "Advisor"), manages the Fund's investments. The Advisor currently manages over $130 million in assets. For its advisory services, the Advisor receives a monthly fee based on the Fund's daily net assets at the annual rate of 0.60%. The fee is reduced on assets over $250 million. See "Management of the Fund - The Advisor."

Dividends. Income dividends, if any, are generally paid quarterly; capital gains, if any, are generally distributed at least once each year. Dividends and capital gains distributions are automatically reinvested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

Distributor and Distribution Fee. Capital Investment Group, Inc. (the "Distributor"), an affiliate of the Advisor, serves as distributor of shares of the Fund. For its services, which include payments to qualified securities dealers for sales of Fund shares, the Distributor receives commissions consisting of the portion of the sales charge remaining after the discounts it allows to securities dealers. Under the Fund's Distribution Plan with respect to the Investor Shares, expenditures by the Fund for distribution activities and service fees may not exceed 0.50% of the Investor Shares' average net assets annually. See "How Shares May Be Purchased - Sales Charges" and "- Distribution Plan."

Redemption of Shares. There is no charge for redemptions other than possible charges associated with wire transfers of redemption proceeds. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by the Fund. A shareholder who submits appropriate written authorization may redeem shares by telephone. See "How Shares May Be Redeemed."

                                    FEE TABLE

The following table sets forth certain information in connection with the expenses of the Investor Shares of the Fund for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Investor Shares of the Fund, and therefore indirectly by its investors, the payment of which will reduce an investor's return on an annual basis.


              Shareholder Transaction Expenses for Investor Shares

Maximum sales load imposed on purchases
   (as a percentage of offering price)....................................3.50%1
Maximum sales load imposed on reinvested dividends.........................None
Maximum deferred sales load................................................None
Redemption fees*...........................................................None
Exchange fee...............................................................None

* The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Fund $10.00 per transaction for wiring redemption proceeds.

               Annual Fund Operating Expenses for Investor Shares2
                     (as a percentage of average net assets)

Investment advisory fees..................................................0.60%
12b-1 fees................................................................0.50%3
Other expenses............................................................1.02%
                                                                          -----
   Total operating expenses...............................................2.12%2
                                                                          =====

EXAMPLE: You would pay the following expenses (including the maximum initial sales charge) on a $1,000 investment in Investor Shares of the Fund, whether or not you redeem at the end of the period, assuming a 5% annual return:

       1 Year          3 Years          5 Years           10 Years
       ------          -------          -------           --------
         $56             $99             $145               $272

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


1 Reduced or eliminated for larger purchases. See "How Shares May Be Purchased - Sales Charges."


2 The "Total operating expenses" shown above are based upon actual operating expenses incurred by the Investor Shares of the Fund for the fiscal year ended March 31, 1998, which were 2.12% of average daily net assets of the Investor Shares. The Advisor has voluntarily agreed to a reduction in the fees payable to it and to reimburse expenses of the Fund, if necessary, in an amount that limits "Total operating expenses" (exclusive of interest, taxes, brokerage fees and commissions, sales charges, and extraordinary expenses) to not more than 2.50% of the Investor Shares' average daily net assets. There can be no assurance that the Advisor's voluntary fee waivers and expense reimbursements in the past will continue in the future.

3 The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the Fund may pay certain distribution expenses and service fees with respect to the Investor Shares up to 0.50% of the Investor Shares' average net assets annually. See "How Shares May Be Purchased - Distribution Plan." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

See "How Shares May Be Purchased" and "Management of the Fund" below for more information about the fees and costs of operating the Fund. The assumed 5% annual return in the example is required by the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund; the actual rate of return for the Fund may be greater or less than 5%.

                              FINANCIAL HIGHLIGHTS

The shares of the Fund are divided into multiple Classes representing interests in the Fund. This Prospectus relates to Investor Shares of the Fund. See "Other Information - Description of Shares." The financial data included in the table below for the fiscal years ended March 31, 1998 and 1997, has been audited by Deloitte & Touche LLP, independent accountants, whose report covering such periods is included in the Statement of Additional Information. The financial data for the prior fiscal years was audited by other independent auditors. The information in the table below should be read in conjunction with the Fund's latest audited financial statements and notes thereto, which are also included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may be obtained at no charge by calling the Fund.

                                                   Investor Class
                            (For a Share Outstanding Throughout each Period Represented)

                                                                    Years ended March 31,
                                         1998       1997       1996       1995       1994       1993       1992     1991 (a)
                                         ----       ----       ----       ----       ----       ----       ----     --------
Net Asset Value, Beginning of Period    $12.50     $11.92     $10.75     $10.42     $10.59     $10.05     $10.09     $10.00
   Income from investment operations
      Net investment income               0.13       0.15       0.19       0.17       0.15       0.20       0.19       0.03
      Net realized and unrealized
       gain on investments                3.93       0.70       1.53       0.73       0.41       0.88       0.00       0.21
                                          ----       ----       ----       ----       ----       ----       ----       ----
         Total from investment
            operations                    4.06       0.85       1.72       0.90       0.56       1.08       0.19       0.24
                                          ----       ----       ----       ----       ----       ----       ----       ----
Less distributions from
      Net investment income              (0.13)     (0.15)     (0.20)     (0.21)     (0.11)     (0.20)     (0.19)     (0.03)
      Tax return of capital               0.00      (0.01)      0.00       0.00       0.00       0.00       0.00      (0.12)
      Net realized gain from
        investment transactions          (1.92)     (0.11)     (0.35)     (0.36)     (0.62)     (0.34)     (0.04)      0.00
                                         -----      -----      -----      -----      -----      -----       ----       ----


        Total distributions              (2.05)     (0.27)     (0.55)     (0.57)     (0.73)     (0.54)     (0.23)     (0.15)
                                         -----     ------      -----      -----      -----      -----      -----     ------
Net Asset Value, End of Period          $14.51     $12.50     $11.92     $10.75     $10.42     $10.59     $10.05     $10.09
                                         =====     ======     ======     ======     ======     ======     ======     ======

Total return (c)                         32.89%      7.08%     16.16%      8.66%      5.21%     11.23%      1.44%      7.09%

Ratios/supplemental data
   Net assets, end of period            $9,888     $7,738     $7,552     $6,776     $6,257     $6,042     $5,384     $1,715
                                        ======     ======     ======     ======     ======     ======     ======     ======
      (in thousands)
Ratio of expenses to average net assets
      Before expense reimbursements and
        waived fees                      2.12%      2.38%      2.56%       2.58%      2.64%      2.48%      2.96%      5.16%(b)
      After expense reimbursements and
        waived fees                      2.12%      2.38%      2.33%       2.47%      2.43%      2.48%      2.73%      4.21%(b)
Ratio of net investment income
 to average net assets
      Before expense reimbursements and
        waived fees                      0.91%      1.12%      1.44%       1.55%      1.22%      1.87%      1.81%     (0.09)%(b)
      After expense reimbursements and
        waived fees                      0.91%      1.12%      1.66%       1.66%      1.43%      1.87%      2.04%      0.86%(b)
Portfolio turnover rate                 33.50%      7.31%     12.33%      24.67%     32.99%     24.79%     14.89%      0.00%
Average commission rate paid (d)        $0.10000   $0.1000

------------------

(a) For the period from November 16, 1990 (commencement of operations) to March 31, 1991.

(b)  Annualized.

(c) Does not reflect the current maximum sales load of 3.5%, which was 4.5% prior to August 1, 1995.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure was not required for fiscal years of the Fund ended prior to March 31, 1997.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income under the constantly varying market conditions. The percentage of assets invested in equity securities, fixed income securities, and money market instruments will vary from time to time depending upon the Advisor's judgment of general market and economic conditions, trends in yields and interest rates, and changes in fiscal or monetary policies. While there is no guarantee that the Fund will meet its investment objective, it seeks to achieve its objective through the investment policies and techniques described in this Prospectus. The Fund's investment objective and fundamental investment limitations described herein may not be altered without the prior approval of a majority of the Fund's shareholders.

Investment Policies. In seeking to achieve the Fund's investment objective, the Advisor invests in a portfolio of equity securities for growth, or a combination of growth and income, and fixed income securities for income, or a combination of income and growth. Investments may also be made in money market instruments under circumstances when the Advisor believes the short-term, stable nature of money market instruments is the best means of achieving the Fund's goal of maximum total return. Each category of securities, and the investment approach to be used by the Fund, is described below.

The Fund will generally invest in securities traded on national securities exchanges and on the over-the-counter market. In addition to investing in various types of securities, the Advisor also invests in various companies, industries, and economic sectors. When the Advisor believes the equity markets are capable of providing capital appreciation, equity securities will be emphasized. When equities are believed by the Advisor to be subject to high levels of market risk, or when the Advisor believes there is a likelihood that interest rates will decline (in which case capital appreciation would be expected from fixed income securities), fixed income instruments will be emphasized. The Fund may invest up to 100% of the Fund's assets in any of the three categories of equity securities, fixed income securities, and money market instruments. By adjusting the portfolio allocation in this manner, the Advisor attempts to achieve the best opportunity for maximum total return.

The Fund will vary its investment allocation between equity securities, fixed income securities, and money market instruments depending upon the Advisor's view of the economic environment, trend in business environment, trend in interest rates, and prospects for particular industries within the overall market environment. In the selection of equity securities for investment in the Fund's portfolio, the Advisor seeks to identify equities that are undervalued in the securities markets. Candidates for such investment will usually include the equity securities of domestic, established companies whose underlying value of assets owned by the company, or "break up value" is close to or greater than the market valuation of those same assets.

No assurance can be given that the Advisor will be correct in its expectations of increased market recognition of value for the securities selected for the Fund's portfolio. While portfolio securities are generally acquired for the long term, they will be sold when the Advisor believes that: (a) the anticipated price appreciation has been achieved or is no longer probable; (b) alternate investments offer superior total return prospects; or (c) the risk of decline in market value is increased. When a portfolio security is sold due to (a) above, the Advisor prefers to reinvest the proceeds of the sale into two, three, or more new securities to provide additional diversity to the portfolio. Conversely when a portfolio security is sold due to (b) above, the Advisor prefers to reinvest those proceeds to consolidate the diversity of the portfolio into a larger position. In an attempt to reduce overall portfolio risk, provide stability, generate income, and to meet the operational and cash needs of the Fund, the Advisor allocates a portion of the Fund's assets to fixed income securities and money market instruments.

The equity portion of the Fund's portfolio will generally be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market. In determining whether a common stock is a strong candidate for inclusion in the portfolio, the Advisor considers, among other things, such factors as: research material generated by the brokerage community; investment and business publications and general investor attitudes as perceived by the
Advisor; valuation with respect to price-to-book value, price-to-sales, price-to-cash flow, price-to-earnings ratios, and dividend yield, all compared to historical valuations and future prospects for the company as judged by the Advisor. In addition to common stocks, the equity portion of the Fund's portfolio may also include preferred stock, convertible preferred stock, and convertible bonds.

The Fund may invest in the securities of foreign private issuers. The Fund may invest up to 10% of its total assets in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most of the investment community. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. To the extent the Fund invests in other foreign securities, it will generally limit such investments to foreign securities traded on foreign securities exchanges.

The Fund's fixed income investments will include corporate debt obligations and U.S. Government Securities. The maturity of the fixed income securities purchased and held by the Fund will depend upon, among other reasons, the current and expected trend in interest rates, credit quality of the fixed income securities, relative attractiveness of fixed income securities versus equity securities, and the overall economic situation, current and expected. The Advisor will consider a number of factors in determining when to purchase and sell the investments of the Fund and when to invest for long, intermediate, or short maturities. Such factors may include money supply growth, the rate of unemployment, changes in consumer, wholesale and producer prices, as well as raw materials, commodities, and industrial prices, capital spending, the Gross National Product ("GNP") and industrial production. The Advisor will also consider the impact of inflation and the attitudes and concerns of key officials in the Federal Reserve and U.S. Government.

Corporate debt obligations purchased by the Fund will consist of "investment grade" securities -- those rated at least Baa by Moody's Investors Service, Inc. ("Moody's"), BBB by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch"), or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Debt obligations rated Baa by Moody's or BBB by S&P, Fitch, or D&P may be considered speculative. Descriptions of the quality ratings of Moody's, S&P, Fitch, and D&P are contained in the Statement of Additional Information. While the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer's credit standing. If following investment, a corporate debt obligation held by the Fund is no longer considered to be "investment grade," or is considered to be "investment grade" by one rating agency but not by another, the Advisor will re-evaluate the issuer's credit standing and may retain the investment if it is still determined to be creditworthy.

Money Market Instruments. Money market instruments may be purchased when the Advisor believes interest rates are rising, the prospect for capital appreciation in the equity and longer term fixed income securities' markets are not attractive, or when the Advisor's secular view of interest rates favors short-term fixed income instruments versus longer term fixed income instruments. Money market instruments will typically represent a portion of the Fund portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, and to provide for shareholder redemptions and operating expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities, corporate debt securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes) rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Advisor's opinion. The Advisor may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund's investment approach and assume temporarily a defensive portfolio posture, increasing the Fund's percentage investment in money market instruments, even to the extent that 100% of the Fund's assets may be so invested.

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Housing Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g.
GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to seven days of the purchase. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the 1940 Act.

Real Estate Securities. The Fund will not invest in real estate (including mortgage loans and limited partnership interests), but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its assets in real estate securities.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

                                  RISK FACTORS

Investment Policies and Techniques. Reference should be made to "Investment Objective and Policies" above for a description of special risks presented by the investment policies of the Fund and the specific securities and investment techniques that may be employed by the Fund, including the risks associated with foreign securities and repurchase agreements. A more complete discussion of certain of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information.

Fluctuations in Value. Because there is risk in any investment, there can be no assurance that the Fund will meet its investment objective. To the extent that the Fund's equity portfolio consists principally of common stocks, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. The fixed income securities in which the Fund will invest are subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or from changes in the creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. The value of the Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Fund's fixed income securities would decrease in value, which would have a depressing influence on the Fund's net asset value. Although certain of the U.S. Government Securities in which the Fund may invest are guaranteed as to timely payment of principal and interest, the market value of the securities, upon which the Fund's net asset value is based, will fluctuate due to the interest rate risks described above. Additionally, not all U.S. Government Securities are backed by the full faith and credit of the U.S. Government.

Portfolio Turnover. The Fund sells portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. Nevertheless, the Fund's portfolio turnover generally will not exceed 75% in any one year. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also have capital gains tax consequences. The Fund's turnover ratio for prior fiscal years is indicated under "Financial Highlights" above.

Borrowing. The Fund may borrow, temporarily, a portion of its total assets for extraordinary purposes and to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. See "Investment Limitations" below. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank. The Fund will not make any investments if the borrowing exceeds 5% of its assets until such time as repayment has been made to bring the total borrowing below 5% of its assets.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. The Fund may not invest in restricted securities, which are securities that cannot be sold to the public without registration under the federal securities laws.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.


                             INVESTMENT LIMITATIONS

To limit the Fund's exposure to risk, the Fund has adopted certain fundamental investment limitations. Some of these restrictions are that the Fund will not:
(1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure: (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets or, (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and the Fund may pledge its assets to secure all such borrowings; (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other illiquid securities, are limited to 10% of the Fund's net assets), money market instruments, and other debt securities; (3) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (4) write, purchase or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; (5) invest in oil, gas or mineral leases or exploration programs, or real estate (except the Fund may invest in readily marketable securities of companies that own or deal in such things); (6) invest more than 5% of its assets at cost in the securities of any one issuer nor hold more than 10% of the voting stock of any issuer (except that U.S. Government Securities are not subject to these limitations); (7)
invest in restricted securities; and (8) invest more than 10% of the Fund's total assets in foreign securities, including sponsored ADRs. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in the Fund's Prospectus, or in the Statement of Additional Information, as being fundamental, is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities generally will not constitute a violation of such limitation. If the limitation on illiquid securities is exceeded, however, through a change in values, net assets, or other circumstances, the Fund would take appropriate steps to protect liquidity by changing its portfolio.

                              FEDERAL INCOME TAXES

Taxation  of the Fund.  The  Internal  Revenue  Code of 1986,  as  amended  (the
"Code"), treats each series in the Trust, including the Fund, as a separate regulated investment company. Each series of the Trust, including the Fund, intends to qualify or remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Fund will not be liable for federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right for any series of the Trust, including the Fund, to determine for any particular year if it is advantageous not to qualify as a regulated investment company. Regulated investment companies, such as each series of the Trust, including the Fund, are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar-year basis, and capital gain net income, using an October 31 year-end measuring period. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

For the fiscal year ended March 31, 1998, the Fund was considered a "personal holding company" under the Code since 50% of the value of the Fund's share were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a result, the Fund was unable to meet the requirements for taxation as a regulated investment company and will be unable to meet such requirements as long as it is classified as a personal holding company. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. For the fiscal year ended March 31, 1998, however, no provision was made for federal income taxes since substantially all taxable income was distributed to shareholders. For the current fiscal year, the Fund anticipates that either it will qualify as a regulated investment company under the Code or, if still considered a personal holding company, it will distribute substantially all of its taxable income for the current fiscal year to shareholders in order to avoid individual income taxes.

Taxation of Shareholders. For federal income tax purposes, any dividends and distributions from short-term capital gains that a shareholder receives in cash from the Fund or which are re-invested in additional shares will be taxable ordinary income. If a shareholder is not required to pay a tax on income, he will not be required to pay federal income taxes on the amounts distributed to him. A dividend declared in October, November or December of a year and paid in January of the following year will be considered to be paid on December 31 of the year of declaration.

Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. Capital gain distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Dividends and capital gain distributions paid by the Fund shortly after shares have been purchased, although in effect a return of investment, are subject to federal income taxation.

The sale of shares of the Fund is a taxable event and may result in a capital gain or loss. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual fund).

The Trust will inform shareholders of the Fund of the source of their dividends and capital gains distributions at the time they are paid and, promptly after the close of each calendar year, will issue an information return to advise shareholders of the federal tax status of such distributions and dividends. Dividends and distributions may also be subject to state and local taxes. Shareholders should consult their tax advisors regarding specific questions as to federal, state or local taxes.

Federal income tax law requires investors to certify that the social security number or taxpayer identification number provided to the Fund is correct and that the investor is not subject to 31% withholding for previous under-reporting to the Internal Revenue Service (the "IRS"). Investors will be asked to make the appropriate certification on their application to purchase shares. If a shareholder of the Fund has not complied with the applicable statutory and IRS requirements, the Fund is generally required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends and redemption amounts).

                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income, if any, in the form of dividends. The Fund will generally pay income dividends, if any, quarterly, and will generally distribute net realized capital gains, if any, at least annually.

Unless a shareholder elects to receive cash, dividends and capital gains will be automatically reinvested in additional full and fractional shares of the same Class of the Fund at the net asset value per share next determined. Reinvested dividends and capital gains are exempt from any sales load. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Fund at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. That request must be received by the Fund prior to the record date to be effective as to the next dividend. If cash payment is requested, checks will be mailed within five business days after the last day of each quarter or the Fund's fiscal year end, as applicable. Each shareholder of the Fund will receive a quarterly summary of his or her account, including information as to reinvested dividends from the Fund. Tax consequences to shareholders of dividends and distributions are the same if received in cash or in additional shares of the Fund.

In order to satisfy certain requirements of the Code, the Fund may declare special year-end dividend and capital gains distribution during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. The Fund's net investment income available for distribution to holders of Investor Shares will be reduced by the amount of any expenses allocated to the Investor Shares, including the distribution and service fees under the Fund's Distribution Plan.

                              HOW SHARES ARE VALUED

Net asset value for each Class of Shares of the Fund is determined at the time trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed. The net asset value of the shares of the Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments and other assets, less all of its liabilities, divided by the number of its outstanding shares. Net asset value is determined separately for each Class of Shares of the Fund and reflects any liabilities allocated to a particular Class as well as the general liabilities of the Fund.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the last quoted bid price. Unlisted securities traded over-the-counter for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fixed  income  securities  will  ordinarily  be traded  on the  over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. Such matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the Advisor and other pricing sources deemed relevant by the pricing agent.

                           HOW SHARES MAY BE PURCHASED

Assistance in opening accounts and a purchase application may be obtained from the Fund by calling 1-800-525-3863, or by writing to the Fund at the address shown below for purchases by mail. Assistance is also available through any broker-dealer authorized to sell shares in the Fund. Payment for shares purchased may also be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's public offering price next determined after your order is received by the Fund in proper form as indicated herein.


The minimum initial investment is $5,000 ($1,000 for Individual Retirement Accounts ("IRAs") and Keogh Plans). The minimum subsequent investment is $500. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may invest in the following ways:

Purchases by Mail. Shares may be purchased initially by completing the application accompanying this Prospectus and mailing it, together with a check payable to the Fund, to the Capital Value Fund, Investor Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Subsequent investments in an existing account in the Fund may be made at any time by sending a check payable to the Fund, to the address stated above. Please enclose the stub of your account statement and include the amount of the investment, the name of the account for which the investment is to be made and the account number. Please remember to add a reference to "Investor Shares" to your check to ensure proper credit to your account.

Purchases by Wire. To purchase shares by wiring federal funds, the Fund must first be notified by calling 1-800-525-3863 to request an account number and furnish the Fund with your tax identification number. Following notification to the Fund, federal funds and registration instructions should be wired through the Federal Reserve System to:

                 First Union National Bank of North Carolina
                 Charlotte, North Carolina
                 ABA # 053000219
                 For the Capital Value Fund
                 Acct #2000000862110
                 For further credit to (shareholder's name and SS# or EIN#)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. A completed application with signature(s) of registrant(s) must be mailed to the Fund immediately after the initial wire as described under "Purchases by Mail" above. Investors should be aware that some banks may impose a wire service fee.

General. All purchases of shares are subject to acceptance and are not binding until accepted. The Fund reserves the right to reject any application or investment. Orders received by the Fund and effective prior to the time trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time, Monday through Friday, exclusive of business holidays) will purchase shares at the public offering price determined at that time. Orders received by the Fund and effective after the close of trading, or on a day when the New York Stock Exchange is not open for business, will purchase shares at the public offering price next determined. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Fund. Investors may be charged a fee if they effect transactions in the Fund shares through a broker or agent.

The Fund may enter into agreements with one or more brokers or other agents, including discount brokers and other brokers associated with investment programs, including mutual fund "supermarkets," and agents for qualified employee benefit plans, pursuant to which such brokers or other agents may be authorized to accept on the Fund's behalf purchase and redemption orders that are in "good form." Such brokers or other agents may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Under such circumstances, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, agent, or, if applicable, other designee, accepts the order. Such orders will be priced at the Fund's public offering price next determined after they are accepted by an authorized broker, agent, or other designee. The Fund may pay fees to such brokers or other agents for their services, including without limitation, administrative, accounting, and recordkeeping services.

If checks are returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any fund of the Trust already owned by any purchaser whose order is canceled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Fund, at its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for additional information on purchases in kind.

The Fund is required by federal law to withhold and remit to the IRS 31% of the dividends, capital gains distributions and, in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Fund, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

Sales Charges. The public offering price of Investor Shares of the Fund equals net asset value plus a sales charge. Capital Investment Group, Inc. (the "Distributor") receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions as follows:



                                                          Sales               Sales
                                                        Charge As           Charge As        Dealers Discounts
                                                        % of Net           % of Public         and Brokerage
        Amount of Transaction                            Amount             Offering        Commissions as % of
      At Public Offering Price                          Invested              Price        Public Offering Price

      Less than $100,000...........................       3.63%                3.50%                3.00%
      $100,000 but less than $250,000..............       3.09%                3.00%                2.50%
      $250,000 but less than $500,000..............       2.56%                2.50%                2.00%
      $500,000 or more.............................       0.00%                0.00%                0.00%

At times the Distributor may reallow the entire sales charge to dealers. From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated or amended. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the federal securities laws.

The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Reduced Sales Charges

         Concurrent Purchases. For purposes of qualifying for a lower sales charge for Investor Shares, investors have the privilege of combining concurrent purchases of the Fund and any other series of the Trust affiliated with the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $50,000, and Investor Shares in the Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

         Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (a) the total public offering price of the Investor Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

         Letters of Intent. Investors may qualify for a lower sales charge for Investor Shares by executing a letter of intent. A letter of intent allows an investor to purchase Investor Shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day back-dating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Fund or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying this Prospectus or is otherwise available from the Fund or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

         Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of Investor Shares of the Fund either in Investor Shares of the Fund or in shares of another series of the Trust affiliated with the Advisor and sold with a sales charge, within 90 days after the redemption. If the other class charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the class to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

         Purchases by Related Parties and Groups. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

         Sales at Net Asset Value. Shares of the Fund may be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Trust; (b) current or former directors, officers, employees or sales representatives of the Advisor, the Administrator, the Transfer Agent, or the Distributor or their respective subsidiaries or affiliates; (c) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with the Distributor;
(d) members of the immediate families of any of the foregoing persons; (e) any trust, custodian, pension, profit-sharing or other benefit plan for any of the foregoing persons; (f) investment advisory clients of the Advisor or of any of its affiliates; (g) clients of fee-based financial planners; (h) clients of a bank or registered investment adviser as to which the bank or adviser exercises exclusive discretionary investment authority or accounts held by a bank in a fiduciary, agency, custodial or similar capacity; (i) governmental agencies and authorities; (j) employee benefit plans qualified under Section 401 or 403 of the Internal Revenue Code, including salary reduction plans qualified under
Section 401(k) of the Code, subject to minimum requirements with respect to number of participants or plan assets established by the Trust; (k) tax-exempt organizations under Section 501(c)(3-13) of the Code; and (l) those investors who purchase shares without the services of a commissioned broker or agent. However, if purchased through various so-called "Fund Supermarkets" using the services of a broker or agent, investors may be subject to various fees and charges. Shares of the Fund so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Fund. Elimination of a sales charge is conditioned on the receipt by the Distributor of written notification of eligibility. Shares of the Fund may also be sold at net asset value without a sales charge in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies.

Distribution Plan. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622 (the "Distributor"), an affiliate of the Advisor, is the national distributor for the Fund under a Distribution Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others. Richard K. Bryant, a Trustee of the Trust and an officer of the Fund, and Elmer O. Edgerton, Jr., an officer of the Fund, control the Distributor and the Advisor.

The Trust has adopted a Distribution Plan (the "Plan") for the Investor Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan the Fund may reimburse any expenditures to finance any activity primarily intended to result in sale of the Investor Shares of the Fund or the servicing of shareholder accounts, including, but not limited to, the following: (i) payments to the Distributor, securities dealers, and others for the sale of Investor Shares of the Fund; (ii) payment of compensation to and expenses of personnel who engage in or support distribution of Investor Shares of the Fund or who render shareholder support services not otherwise provided by the Transfer Agent, Administrator, or Custodian; and (iii) formulation and implementation of marketing and promotional activities. The categories of expenses for which reimbursement is made are approved by the Board of Trustees of the Trust. Expenditures by the Fund pursuant to the Plan are accrued based on the Investor Shares' average daily net assets and may not exceed 0.50% of the Investor Shares' average net assets for each year elapsed subsequent to adoption of the Plan. Such expenditures paid as service fees to any person who sells Investor Shares may not exceed 0.25% of the average annual net asset value of such shares.

The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval of the Investor Shares. The continuation of the Plan must be approved by the Board of Trustees annually. At least quarterly the Board of Trustees must review a written report of amounts expended pursuant to the Plan and the purposes for which such expenditures were made. For the fiscal year ended March 31, 1998, the Fund incurred $44,611 pursuant to the Plan, all of which the Distributor received. In addition, the Distributor retained sales charges in the amount of $2,316 for the fiscal year ended March 31, 1998.

Exchange Feature. Investors will have the privilege of exchanging shares of the Fund for shares of any other series of the Trust established by the Advisor. An exchange involves the simultaneous redemption of shares of one series and purchase of shares of another series at the respective closing net asset value next determined after a request for redemption has been received plus applicable sales charge, and is a taxable transaction. Each series of the Trust will have a different investment objective, which may be of interest to investors in each series. Shares of the Fund may be exchanged for shares of any other series of the Trust affiliated with the Advisor at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid in connection with the shares being exchanged. For example, if a 2% sales charge was paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for Institutional Shares.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice. The Advisor will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Fund or its other shareholders.

A shareholder should consider the investment objectives and policies of any series into which the shareholder will be making an exchange, as described in the prospectus for that other series. The Board of Trustees of the Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

                           HOW SHARES MAY BE REDEEMED

Shares of the Fund may be redeemed (the Fund will repurchase them from shareholders) by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. Redemption orders received in proper form, as indicated herein, by the Fund, whether by mail or telephone, prior to the time trading closes on the New York Stock Exchange (currently 4:00 p.m. New York time, Monday through Friday), will redeem shares at the net asset value determined at that time. Redemption orders received in proper form by the Fund after the close of trading, or on a day when the New York Stock Exchange is not open for business, will redeem shares at the net asset value next determined. There is no charge for redemptions from the Fund other than possible charges for wiring redemption proceeds. You may also redeem your shares through a broker-dealer or other institution, who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having a net asset value of less than $1,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30 days written notice. If the shareholder brings his account net asset value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-525-3863, or write to the address shown below.

Regular Mail Redemptions. Your request should be addressed to the Capital Value Fund, Investor Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request for redemption must include:

1) Your letter of instruction specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   Any required signature guarantees (see "Signature Guarantees" below); and

3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases the net asset value next determined after the receipt of the request for redemption will be used in processing the redemption. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

Telephone and Bank Wire Redemptions. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. The Fund will redeem shares when requested by the shareholder if, and only if, the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-972-1908). The confirmation instructions must include:

1)   Shareholder name and account number;

2)   Number of shares or dollar amount to be redeemed;

3) Instructions for transmittal of redemption funds to the shareholder; and 4) Shareholder signature as it appears on the application then on file with the Fund.

The net asset value used in processing the redemption will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days on which your bank or the Fund's Custodian is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below. The Fund reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Fund believes it to be in the best interest of the shareholders to do so. During drastic economic and market conditions, telephone redemption privileges may be difficult to implement.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges by the Custodian for wire redemptions. The Custodian currently charges $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from the shareholder's account by redemption of shares in the account. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-525-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and, if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $10,000 or more at current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. Call or write the Fund for an application form. See the Statement of Additional Information for further details.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change exchange privileges or telephone redemption service other than through your initial account application, and (3) requests for redemptions in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for redemption, establishment or change in exchange privileges, or change of registration.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Fund is a diversified series of The Nottingham Investment Trust II (the "Trust"), an investment company organized as a Massachusetts business trust on October 25, 1990. The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth in the Statement of Additional Information under "Management of the Fund - Trustees and Officers." The Board of Trustees of the Trust is primarily responsible for overseeing the conduct of the Trust's business. The Board of Trustees elects the officers of the Trust who are responsible for its and the Fund's day-to-day operations.

The Advisor. Subject to the authority of the Board of Trustees, Capital Investment Counsel, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust.

The Advisor is registered under the Investment Advisors Act of 1940, as amended. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission. The Advisor, established as a North Carolina corporation in 1984, is controlled by Richard K. Bryant and E.O. Edgerton, Jr. They also control the Distributor. The Advisor currently serves as investment advisor to over $130 million in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, and other business and individual accounts since its formation. The Advisor's address is 17 Glenwood Avenue, Post Office Box 32249, Raleigh, North Carolina 27622.

Under the Advisory Agreement with the Fund, the Advisor receives a monthly management fee equal to an annual rate of 0.60% of the first $250 million of the average daily net assets of the Fund and 0.50% on assets over $250 million. For the fiscal year ended March 31, 1998, the Advisor received $53,764 as investment advisory fees for the year (0.60% of the average daily net assets of the Fund).

E.O.  Edgerton,  Jr., a principal of the Advisor and an officer of the Fund, and
W. Harold Eddins, a Portfolio Manager of the Advisor, are responsible for day-to-day management of the Fund's portfolio. Mr. Edgerton has served in this capacity since the inception of the Fund in 1990, while Mr. Eddins has served in such capacity since May, 1997. Messrs. Edgerton and Eddins have been with the Advisor since 1984 and 1987, respectively.

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor (including the Distributor, an affiliate of the Advisor) if it believes it can obtain the best execution of transactions from such broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Investment Objective and Policies - Investment Transactions" in the Statement of Additional Information.

During the fiscal year ended March 31, 1998, the total brokerage commissions paid by the Fund were $27,164, of which $27,164 was paid during such period to the Distributor. Transactions in which the Fund used the Distributor as broker involved 100% of the aggregate dollar amount of transactions involving the payment of commissions and 100% of the aggregate broker commissions paid by the Fund for the fiscal year ended March 31, 1998.

The Administrator. The Trust has entered into an Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069. Subject to the authority of the Board of Trustees, the services the Administrator provides to the Fund include coordinating and monitoring any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; and preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents. For its administrative services, the Administrator is entitled to receive from the Fund a fee based on the average daily net assets of the Fund, in addition to a base monthly fee for accounting and recordkeeping services. The Administrator also performs certain accounting and pricing services for the Fund as pricing agent, including the daily calculation of the Fund's net asset value, for which it receives certain charges and is reimbursed for out-of-pocket expenses.

The Administrator was formed as a North Carolina corporation in 1988. Together with its affiliates and predecessors, the Administrator has been operating as a financial services firm since 1985. Frank P. Meadows III is the firm's Managing Director and controlling shareholder.

The Transfer Agent. North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Fund is charged a recordkeeping fee based on the number of shareholders in the Fund and an annual fee for shareholder administration services.

The Transfer Agent, whose address is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

The Custodian. First Union National Bank of North Carolina, Two First Union Center, Charlotte, North Carolina 28288-1151, serves as Custodian of the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties.

Other Expenses. The Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, Administrator, and Transfer Agent, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including the Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable. Any expenses relating only to a particular Class of Shares of the Fund will be borne solely by such Class. The Fund's expense ratio for prior fiscal years, calculated both before and after fee waivers and expense reimbursements, if any, is indicated under "Financial Highlights" above.

                                OTHER INFORMATION

Description of Shares. The Trust was organized as a Massachusetts business trust on October 25, 1990, under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares. The Trust currently has the number of authorized series of shares, including the Fund, and classes of shares, described in the Statement of Additional Information under "Description of the Trust." Pursuant to its authority under the Declaration of Trust, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two Classes ("Investor Shares" and "Institutional Shares") representing equal pro rata interests in the Fund, except that the Classes bear different expenses that reflect the differences in services provided to them. Investor Shares are sold with a sales charge and bear potential distribution expenses and service fees. Institutional Shares are sold without a sales charge and bear no shareholder servicing or distribution fees. As a result of different charges, fees, and expenses between the Classes, the total return on the Fund's Investor Shares will generally be lower than the total return on the Institutional Shares. Standardized total return quotations will be computed separately for each Class of Shares of the Fund.

THIS PROSPECTUS RELATES TO THE FUND'S INVESTOR SHARES AND DESCRIBES ONLY THE POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS PERTAINING TO THE INVESTOR SHARES. THE FUND ALSO ISSUES A CLASS OF INSTITUTIONAL SHARES. SUCH OTHER CLASS MAY HAVE DIFFERENT SALES CHARGES AND EXPENSES, WHICH MAY AFFECT PERFORMANCE. INVESTORS MAY CALL THE FUND AT 1-800-525-3863 TO OBTAIN MORE INFORMATION CONCERNING OTHER CLASSES AVAILABLE TO THEM THROUGH THEIR SALES REPRESENTATIVE. INVESTORS MAY OBTAIN INFORMATION CONCERNING THOSE CLASSES FROM THEIR SALES REPRESENTATIVE, THE DISTRIBUTOR, THE FUND, OR ANY OTHER PERSON WHICH IS OFFERING OR MAKING AVAILABLE TO THEM THE SECURITIES OFFERED IN THIS PROSPECTUS.

When issued, the shares of each series of the Trust, including the Fund, and each class of shares, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of a least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

The Trust's shareholders will vote in the aggregate and not by series (fund) or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, such as the Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series or class are entitled to vote on matters affecting only that series or class. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

On July 8, 1998, Bryant Supply Company, Inc. (605 East Franklin Boulevard, Gastonia, North Carolina) and its employee benefit plans owned 51.16% of the outstanding shares of the Fund and are therefore deemed to control the Fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

Reporting to Shareholders. The Fund will send to its shareholders Annual and Semi-Annual Reports; the financial statements appearing in Annual Reports for the Fund will be audited by independent accountants. In addition, the Fund will send to each shareholder having an account directly with the Fund a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding the Fund may be directed in writing to 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling 1-800-525-3863.

Calculation of Performance Data. From time to time the Fund may advertise its average annual total return for each Class of Shares. The "average annual total return" refers to the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. The calculation further assumes the maximum sales load is deducted from the initial payment. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data other than average annual total return for each Class of Shares. This data shows as a percentage rate of return encompassing all elements of return (i.e. income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Such other total return data may be quoted for the same or different periods as those for which average annual total return is quoted. This data may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods.

The total return of the Fund could be increased to the extent the Advisor may waive all or a portion of its fees or may reimburse all or a portion of the Fund's expenses. Total return figures are based on the historical performance of the Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance. The Fund's quotations may from time to time be used in advertisements, sales literature, shareholder reports, or other communications. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Advisor. This Prospectus does not constitute an offering in any state in which an offering may not lawfully be made.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase shares are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.


                  CAPITAL VALUE FUND
              107 North Washington Street
                 Post Office Box 4365
        Rocky Mount, North Carolina 27803-0365
                    1-800-525-3863

                  INVESTMENT ADVISOR
           Capital Investment Counsel, Inc.
                 Post Office Box 32249
             Raleigh, North Carolina 27622

                      DISTRIBUTOR
            Capital Investment Group, Inc.
                 Post Office Box 32249
             Raleigh, North Carolina 27622

                       CUSTODIAN
      First Union National Bank of North Carolina
                Two First Union Center
         Charlotte, North Carolina 28288-1151

                 INDEPENDENT AUDITORS
                 Deloitte & Touche LLP
                  2500 One PPG Place
          Pittsburgh, Pennsylvania 15222-5401

-----------------------------------------------------
                   CAPITAL VALUE FUND
                     INVESTOR CLASS
-----------------------------------------------------









                       PROSPECTUS






                     August 1, 1998

PROSPECTUS                                                Cusip Number 66976M508
                                                             NASDAQ Symbol IVFTX


                           INVESTEK FIXED INCOME TRUST
                               INSTITUTIONAL CLASS

The investment objective of the Investek Fixed Income Trust (the "Fund") is to preserve capital and maximize total returns through active management of investment grade fixed income securities. The Fund is designed primarily for institutional investors and high net worth individuals who wish to take advantage of the professional investment management expertise of Investek Capital Management, Inc. (the "Advisor"), which serves as investment advisor to the Fund. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus. The Fund has a net asset value that will fluctuate in accordance with the value of its portfolio securities. This Prospectus relates to shares ("Institutional Shares") representing interests in the Fund. The
Institutional Shares are offered to institutions and certain other investors described herein without any sales or redemption charges or shareholder servicing or distribution fees. See "Prospectus Summary - Offering Price."

                               INVESTMENT ADVISOR

                                logo placed here

                  317 East Capitol Street, Post Office Box 2840
                           Jackson, Mississippi 39207
                                 (601) 949-3105

The Fund is a diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company. This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge. You may request the Statement of Additional
Information, which is incorporated in this Prospectus by reference, by writing the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, or by calling 1-800-525-3863. The SEC also maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

Investment in the Fund involves risks, including the possible loss of principal. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus and the Statement of Additional Information is August 1, 1998.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY..........................................................  2

FEE TABLE...................................................................  3

FINANCIAL HIGHLIGHTS........................................................  4

INVESTMENT OBJECTIVE AND POLICIES...........................................  5

RISK FACTORS................................................................. 8

INVESTMENT LIMITATIONS....................................................... 9

FEDERAL INCOME TAXES........................................................ 10

DIVIDENDS AND DISTRIBUTIONS................................................. 11

HOW SHARES ARE VALUED....................................................... 11

HOW SHARES MAY BE PURCHASED................................................. 12

HOW SHARES MAY BE REDEEMED.................................................. 14

MANAGEMENT OF THE FUND...................................................... 16

OTHER INFORMATION........................................................... 18


This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus.

                               PROSPECTUS SUMMARY

The Fund. The Investek Fixed Income Trust (the "Fund") is a diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust. This Prospectus relates to Institutional Shares of the Fund. See "Other Information - Description of Shares."

Offering Price. The Institutional Shares are offered to clients of the Advisor, and any other institutional investor, at net asset value without a sales charge and without any shareholder servicing or distribution fees. The minimum initial investment is $50,000. The minimum subsequent investment is $1,000. See "How Shares May be Purchased."

Investment Objective and Policies. The investment objective of the Fund is to preserve capital and maximize total returns through active management of investment grade fixed income securities. The Advisor does not engage in "market timing." To the extent practicable, the Fund generally will remain fully invested in fixed income securities. The Fund intends to invest generally in investment grade bonds to maintain a portfolio duration between 2 and 7 years, which is currently approximately equivalent to a 3- to 12-year effective maturity. Due to its duration and high quality standards, the Fund expects its portfolio to exhibit less volatility than would longer duration and lower quality portfolios. In addition, the Fund intends to concentrate its investments in "high quality" investment grade bonds by maintaining at least 90% of the portfolio in bonds rated A or better as described in "Investment Limitations - Investment Grade Securities" below (or if not rated, of equivalent quality as determined by the Advisor). See "Investment Objective and Policies." The Fund is not intended to be a complete investment program, and there can be no assurance that the Fund will achieve its investment objective.

Special Risk Considerations. While the Fund will invest primarily in "high quality" investment grade bonds, some of the Fund's investments may include mortgage and asset-backed securities, collateralized mortgage obligations, other mortgage derivative products, foreign securities, and securities purchased subject to a repurchase agreement or on a "when-issued" basis, which involve certain risks. The Fund may borrow only under certain limited conditions (including to meet redemption requests) and not to purchase securities. It is not the intent of the Fund to borrow except for temporary cash requirements. Borrowing, if done, would tend to exaggerate the effects of market and interest rate fluctuations on the Fund's net asset value until repaid. See "Risk Factors."

Manager. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, Investek Capital Management, Inc. of Jackson, Mississippi (the "Advisor"), manages the Fund's investments. The Advisor currently manages over $900 million in assets. For its advisory services, the Advisor receives a monthly fee based on the Fund's daily net assets at the annual rate of 0.45%. See "Management of the Fund - The Advisor."

Dividends. Income dividends, if any, are generally paid monthly; capital gains, if any, are generally distributed at least once each year. Dividends and capital gains distributions are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

Distributor. Capital Investment Group, Inc. (the "Distributor") serves as distributor of shares of the Fund. See "How Shares May Be Purchased - Distributor."

Redemption of Shares. There is no charge for redemptions other than possible charges associated with wire transfers of redemption proceeds. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by the Fund. A shareholder who submits appropriate written authorization may redeem shares by telephone. See "How Shares May Be Redeemed."

                                    FEE TABLE

The following table sets forth certain information in connection with the expenses of the Institutional Shares of the Fund for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Institutional Shares of the Fund, and therefore indirectly by its investors, the payment of which will reduce an investor's return on an annual basis.

            Shareholder Transaction Expenses for Institutional Shares

  Maximum sales load imposed on purchases
     (as a percentage of offering price)...................................None
  Maximum sales load imposed on reinvested dividends.......................None
  Maximum deferred sales load..............................................None
  Redemption fees*.........................................................None
  Exchange fee.............................................................None

* The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Fund $10.00 per transaction for wiring redemption proceeds.


  Annual Fund Operating Expenses for Institutional Shares - After Fee Waivers1
                     (as a percentage of average net assets)

Investment advisory fees..................................................0.25%1
12b-1 fees.................................................................None
Other expenses............................................................0.65%1

   Total operating expenses...............................................0.90%1

EXAMPLE: You would pay the following expenses on a $1,000 investment in Institutional Shares of the Fund, whether or not you redeem at the end of the period, assuming a 5% annual return:

       1 Year              3 Years              5 Years           10 Years
       ------              -------              -------           --------
         $9                  $29                  $50               $111

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

1 The "Total operating expenses" shown above are based upon actual operating expenses incurred by the Institutional Shares of the Fund for the fiscal year ended March 31, 1998, which, after fee waivers, were 0.90% of average daily net assets of the Institutional Shares. Absent such waivers, the percentages would have been 0.45% for "Investment advisory fees" and 1.10% for "Total operating expenses" for the Institutional Shares for the fiscal year ended March 31, 1998. The Advisor has voluntarily agreed to a reduction in the fees payable to it and to reimburse expenses of the Fund, if necessary, in an amount that limits "Total operating expenses" (exclusive of interest, taxes, brokerage fees and commissions, sales charges, and extraordinary expenses) to not more than 0.90% of the Institutional Shares' average daily net assets. There can be no assurance that the Advisor's voluntary fee waivers and expense reimbursements in the past will continue in the future.

See "Management of the Fund" below for more information about the fees and costs of operating the Fund. The assumed 5% annual return in the example is required by the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund; the actual rate of return for the Fund may be greater or less than 5%.

                              FINANCIAL HIGHLIGHTS

The shares of the Fund are divided into multiple Classes representing interests in the Fund. This Prospectus relates to Institutional Shares of the Fund. See "Other Information -Description of Shares." The financial data included in the table below for the fiscal years ended March 31, 1998 and 1997, has been derived from financial statements audited by Deloitte & Touche LLP, independent auditors, whose report covering such periods is included in the Statement of Additional Information. The financial data for the prior fiscal years was audited by other independent auditors. The information in the table below should be read in conjunction with the Fund's latest audited financial statements and notes thereto, which are also included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may be obtained at no charge by calling the Fund.

                                             Institutional Class
                         (For a Share Outstanding Throughout each Period Represented)


                                                                   Years ended March 31,

                                          1998       1997       1996      1995       1994        1993       1992(a)
                                          ----       ----       ----      ----       ----        ----      -----

Net Asset Value, Beginning of Period     $9.98     $10.11      $9.74      $9.93     $10.48      $9.92     $10.00

Income (loss) from investment operations
Net investment income                     0.64       0.65       0.66       0.63       0.61       0.65       0.20
Net realized and unrealized
 gain (loss) on investments               0.33      (0.13)      0.37      (0.19)     (0.43)      0.56      (0.08)
                                          ----       ----       ----       ----       ----       ----       ----
Total from investment operations          0.97       0.52       1.03       0.44       0.18       1.21       0.12
                                          ----       ----       ----       ----       ----       ----       ----

Less distributions from
Net investment income                    (0.64)     (0.65)     (0.66)     (0.63)     (0.60)     (0.64)     (0.20)
Net realized gain from
 investment transactions                  0.00       0.00       0.00       0.00      (0.13)     (0.01)      0.00
                                          ----       ----       ----       ----      -----      -----       ----
Total distributions                      (0.64)     (0.65)     (0.66)     (0.63)     (0.73)     (0.65)     (0.20)
                                          ----       ----       ----       ----      -----      -----       ----

Net Asset Value, End of Period          $10.31      $9.98     $10.11      $9.74      $9.93     $10.48      $9.92
                                         =====      =====     ======      =====      =====     ======      =====

Total return                              9.91%      5.38%     10.70%      4.73%      1.43%     12.49%      1.22%
                                         =====      =====     ======      =====      =====     ======      =====

Ratios/supplemental data
Net assets, end of period (000's)      $13,899    $11,227    $12,261    $14,983    $17,642     $5,268     $2,037
                                       =======    =======    =======    =======    =======     ======     ======

Ratio of expenses to average net assets
Before expense reimbursements
 and waived fees                          1.10%      1.20%      1.08%      1.08%      1.41%      1.69%     1.71%(b)
After expense reimbursements
 and waived fees                          0.90%      0.90%      0.87%      0.77%      0.77%      0.95%     0.95%(b)

Ratio of net investment income
 to average net assets
Before expense reimbursements
 and waived fees                          6.01%      6.07%      6.20%      6.15%      5.45%      5.50%     5.41%(b)
After expense reimbursements
 and waived fees                          6.21%      6.37%      6.41%      6.45%      5.82%      6.24%     6.17%(b)

Portfolio turnover rate                  38.46%     32.94%     16.57%     19.64%     34.42%     59.78%     0.00%




(a) For the period from November 15, 1991 (commencement of operations) to March 31, 1992.

(b)  Annualized.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective. The investment objective of the Fund is to preserve capital and maximize total returns through a portfolio of investment grade fixed income securities. While there is no guarantee that the Fund will meet its investment objective, it seeks to achieve its objective through the investment policies and techniques described in this Prospectus. The Fund's investment objective and fundamental investment limitations described herein may not be altered without the prior approval of a majority of the Fund's shareholders.

Corporations  and  individual   investors  may  invest  in  the  Fund,  although
investment decisions of the Fund will not be influenced by any federal tax considerations, other than those considerations that apply to the Fund itself.

Investment Policies. The Advisor's philosophy in managing fixed income portfolios focuses on assigning an intrinsic value to various securities/sectors of the fixed income markets and compares these intrinsic values to actual market yield levels for each security/sector. A difference between the Advisor's view of intrinsic value and the market's assessment of this value, in terms of market yields, is exploited. The Fund endeavors to invest in securities and market sectors that the Advisor believes are undervalued due to market inefficiencies. The selection of such undervalued securities by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility, absolute levels of interest rates, as well as supply and demand factors.

The Fund is designed primarily to allow investors to take advantage of the professional investment management expertise of the Advisor. Given this purpose, the Fund will be managed in a manner that closely resembles that of other portfolios managed by the Advisor. The Advisor uses a wide variety of products and techniques in managing fixed income portfolios. As the fixed income markets evolve, the Advisor may invest in types of securities other than those specifically identified in this Prospectus if the Advisor views these investments to be consistent with the overall investment objective and policies of the Fund. Some of the securities and techniques the Advisor currently expects to utilize are described below. The Fund will invest in a broad range of investment grade bonds and other fixed income securities in order to achieve its investment objective.

Duration. Duration is an important concept in the Advisor's fixed income management philosophy. `Duration' and `maturity' are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy and limitations of the Fund. The Advisor believes that for most fixed income securities `duration' provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular fixed income security, duration weights all potential cash flows - principal, interest and reinvestment income - on an expected present value basis, to determine the `effective life' of the security.

For some securities the standard duration calculation does not accurately reflect interest rate sensitivity. For example, mortgage pass-through securities, collateralized mortgage obligations and asset-backed securities require estimates of principal prepayments which are critical in determining interest rate sensitivity. Floating rate securities, because of the interest rate adjustment feature, are not appropriate for the standard duration calculation. In these and other similar situations the Advisor will use more sophisticated techniques to determine interest rate sensitivity of securities in the Fund.

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Housing Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g.
GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Corporate Bonds. The Fund's investments in corporate debt securities will be based on credit analysis and value determination by the Advisor. The Advisor's selection of bonds or industries within the corporate bond sector is determined by, among other factors, historical yield relationships between bonds or industries, the current and anticipated credit of the borrower, and call features as well as supply and demand factors. All corporate securities will be of investment grade quality as determined by Moody's Investors Service, Inc. ("Moodys"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch"), or Duff & Phelps ("D&P"), or if no rating exists, of equivalent quality in the determination of the Advisor. In addition, the Fund intends to maintain at least 90% of its assets in bonds rated A or better (or if not rated, of equivalent quality as determined by the Advisor). This limitation is described in greater detail in "Investment Limitations Investment Grade Securities." The Advisor will monitor continuously the ratings of securities held by the Fund and the creditworthiness of their issuers. For a more complete description of the various bond ratings for Moody's, S&P, Fitch and D&P, see Appendix A to the Statement of Additional Information.

Mortgage Pass-Through Certificates. Obligations of GNMA, FNMA and FHLMC include direct pass-through certificates representing undivided ownership interests in pools of mortgages. Such certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. For securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. Government. Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. Government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields.

Collateralized Mortgage Obligations. The Fund intends to invest in collateralized mortgage obligations ("CMO's"), which are generally backed by mortgage pass-through securities or whole mortgage loans. CMO's are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMO's collateral depending on the maturity and structure of that class. CMO's pay interest and principal (including prepayments) monthly, quarterly or semi-annually. Most CMO's are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Advisor will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objective and policies of the Fund.

Other Mortgage Related Securities. In addition to the mortgage pass-through securities and the CMO's mentioned above, the Fund may also invest in other mortgage derivative products if the Advisor views them to be consistent with the overall policies and objective of the Fund.

The Advisor expects that governmental, government-related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage-related securities are developed and offered to the investment community, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities. In addition to CMO's, other asset-backed securities have been offered to investors backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. In some cases asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders.

If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Fund may invest in other asset-backed securities that may be developed in the future. The Fund will invest only in asset-backed securities rated A or better by Moody's, S&P, Fitch, or D&P, or if not rated, of equivalent quality as determined by the Advisor.

Floating Rate Securities. The Fund may invest in variable or floating rate securities that adjust the interest rate paid at periodic intervals based on an interest rate index. Typically floating rate securities use as their benchmark an index such as the 1-, 3- or 6-month LIBOR, 3-, 6- or 12-month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Money Market Instruments. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities, corporate debt securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes) rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Advisor's opinion. The Advisor may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund's investment approach and assume temporarily a defensive portfolio posture, increasing the Fund's percentage investment in money market instruments, even to the extent that 100% of the Fund's assets may be so invested.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to seven days of the purchase. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the 1940 Act.

Foreign Securities. The Fund may invest in the securities of foreign private issuers. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Although the Fund is not limited in the amount of ADRs it may acquire, it is not presently anticipated that within the next 12 months the Fund will have in excess of 5% of its assets in ADRs.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Fund will not invest in real estate (including real estate mortgage loans or real estate limited partnerships), but may invest in certain mortgage-backed securities described above, securities composed of mortgages against real estate, and readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

                                  RISK FACTORS

Investment Policies and Techniques. Reference should be made to "Investment Objective and Policies" above for a description of special risks presented by the investment policies of the Fund and the specific securities and investment techniques that may be employed by the Fund, including the risks associated with mortgage and asset-backed securities, collateralized mortgage obligations, other mortgage derivative products, repurchase agreements, and foreign securities. Some of these investment products are commonly known as types of "derivative" securities, which present certain risks. A more complete discussion of certain of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information. The Advisor intends to control risks, however, by investing at least 90% of the Fund's portfolio in "high quality" investment grade bonds as described in "Investment Limitations - Investment Grade Securities" below.

Fluctuations in Value. Because there is risk in any investment, there can be no assurance that the Fund will meet its investment objective. The fixed income securities in which the Fund will invest are subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or from changes in the creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. The value of the Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Fund's fixed income securities would decrease in value, which would have a depressing influence on the Fund's net asset value. Although certain of the U.S. Government Securities in which the Fund may invest are guaranteed as to timely payment of principal and interest, the market value of the securities, upon which the Fund's net asset value is based, will fluctuate due to the interest rate risks described above. Additionally, not all U.S. Government Securities are backed by the full faith and credit of the U.S. Government. Moreover, principal on the mortgages underlying certain of the Fund's investments may be prepaid in advance of maturity, which prepayments tend to increase when interest rates decline, presenting the Fund with more principal to invest at lower rates.

Portfolio Turnover. The Fund sells portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. Nevertheless, the Fund's portfolio turnover generally will not exceed 75% in any one year. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also have capital gains tax consequences. See "portfolio turnover rate" in the Financial Highlights section above for the Fund's portfolio turnover rate for prior fiscal years.

Borrowing. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and 33% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank. The Fund will not make any investments if the borrowing exceeds 5% of its assets until such time as repayment has been made to bring the total borrowing below 5% of its assets.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

Investment Grade Securities. The Fund intends to limit its investment purchases to high quality investment grade securities. The Fund defines investment grade securities as obligations which, in the Advisor's opinion, have the characteristics described by S&P, Fitch, Moody's, D&P or other recognized rating services in their four highest rating grades. For S&P, Fitch and D&P those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa. For a description of each rating grade, see Appendix A to the Statement of Additional Information. The Fund requires that 90% of its assets must be rated at least A by Moody's, S&P, Fitch or D&P, or if not rated, of equivalent quality as determined by the Advisor. There may also be instances in which the Advisor purchases bonds that are rated A by one rating agency and not rated or rated lower than A by other rating agencies. The final determination of quality and value will remain with the Advisor. Bonds rated BBB by D&P, S&P, or Fitch or Baa by Moody's, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value that higher-rated bonds. The Fund intends to purchase bonds rated BBB by D&P, S&P or Fitch, or Baa by Moody's, only if in the Advisor's opinion these bonds have some potential to improve in value or credit rating, and such purchase would be within the bounds of the 90% limitation previously stated.

Other Investment Limitations. To limit the Fund's exposure to risk, the Fund has adopted certain fundamental investment limitations. Some of these restrictions are that the Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 33% of the Fund's total assets; and the Fund may pledge its assets to secure all such borrowings; (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days are limited to 10% of the Fund's net assets); (3) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (4) purchase foreign securities, except that the Fund may purchase foreign securities sold as American Depository Receipts without limit; (5) write, purchase or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, or invest in oil, gas or mineral leases or exploration programs, or real estate (except the Fund may invest in certain mortgage-backed securities described above, securities composed of mortgages against real estate, and securities that themselves have investment in real estate or interests in real estate); (6) invest more than 5% of its assets in the securities of any one issuer or hold more than 10% of the voting stock of any issuer; and (7) invest in securities other than securities which are readily marketable. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in the Fund's Prospectus, or in the Statement of Additional Information, as being fundamental, is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will generally not constitute a violation of such limitation. If the limitation on illiquid securities is exceeded, however, through a change in values, net assets, or other circumstances, the Fund would take appropriate steps to protect liquidity by changing its portfolio.

                              FEDERAL INCOME TAXES

Taxation  of the Fund.  The  Internal  Revenue  Code of 1986,  as  amended  (the
"Code"), treats each series in the Trust, including the Fund, as a separate regulated investment company. Each series of the Trust, including the Fund, intends to qualify or remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Fund will not be liable for federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right for any series of the Trust, including the Fund, to determine for any particular year if it is advantageous not to qualify as a regulated investment company. Regulated investment companies, such as each series of the Trust, including the Fund, are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar-year basis, and capital gain net income, using an October 31 year-end measuring period. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

For the fiscal year ended March 31, 1998, the Fund was considered a "personal holding company" under the Code since 50% of the value of the Fund's share were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a result, the Fund was unable to meet the requirements for taxation as a regulated investment company and will be unable to meet such requirements as long as it is classified as a personal holding company. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. For the fiscal year ended March 31, 1998, however, no provision was made for federal income taxes since substantially all taxable income was distributed to shareholders. For the current fiscal year, the Fund anticipates that either it will qualify as a regulated investment company under the Code or, if still considered a personal holding company, it will distribute substantially all of its taxable income for the current fiscal year to shareholders in order to avoid individual income taxes.

Taxation of Shareholders. For federal income tax purposes, any dividends and distributions from short-term capital gains that a shareholder receives in cash from the Fund or which are re-invested in additional shares will be taxable ordinary income. If a shareholder is not required to pay a tax on income, he will not be required to pay federal income taxes on the amounts distributed to him. A dividend declared in October, November or December of a year and paid in January of the following year will be considered to be paid on December 31 of the year of declaration.

Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. Capital gain distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Dividends and capital gain distributions paid by the Fund shortly after shares have been purchased, although in effect a return of investment, are subject to federal income taxation.

The sale of shares of the Fund is a taxable event and may result in a capital gain or loss. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual fund).

The Trust will inform shareholders of the Fund of the source of their dividends and capital gains distributions at the time they are paid and, promptly after the close of each calendar year, will issue an information return to advise shareholders of the federal tax status of such distributions and dividends. Dividends and distributions may also be subject to state and local taxes. Shareholders should consult their tax advisors regarding specific questions as to federal, state or local taxes.

Federal income tax law requires investors to certify that the social security number or taxpayer identification number provided to the Fund is correct and that the investor is not subject to 31% withholding for previous under-reporting to the Internal Revenue Service (the "IRS"). Investors will be asked to make the appropriate certification on their application to purchase shares. If a shareholder of the Fund has not complied with the applicable statutory and IRS requirements, the Fund is generally required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends and redemption amounts).

                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income, if any, in the form of dividends. The Fund will generally pay income dividends, if any, monthly, and will generally distribute net realized capital gains, if any, at least annually.

Unless a shareholder elects to receive cash, dividends and capital gains will be automatically reinvested in additional full and fractional shares of the same Class of the Fund at the net asset value per share next determined. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Fund at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. That request must be received by the Fund prior to the record date to be effective as to the next dividend. If cash payment is requested, checks will be mailed within five business days after the last day of each month or the Fund's fiscal year end, as applicable. Each shareholder of the Fund will receive a monthly summary of his or her account, including information as to reinvested dividends from the Fund. Tax consequences to shareholders of dividends and distributions are the same if received in cash or in additional shares of the Fund.

In order to satisfy certain requirements of the Code, the Fund may declare special year-end dividend and capital gains distribution during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. The Fund's net investment income available for distribution to holders of Institutional Shares will be reduced by the amount of any expenses allocated to the Institutional Shares.

                              HOW SHARES ARE VALUED

Net asset value for each Class of Shares of the Fund is determined at the time trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed. The net asset value of the shares of the Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments and other assets, less all of its liabilities, divided by the number of its outstanding shares. Net asset value is determined separately for each Class of Shares of the Fund and reflects any liabilities allocated to a particular Class as well as the general liabilities of the Fund.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the last quoted bid price. Unlisted securities traded over-the-counter for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fixed  income  securities  will  ordinarily  be traded  on the  over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. Such matrix system may be based upon the considerations described above used by other pricing services, including particularly the spread between yields on the securities being valued and yields on U.S. Treasury securities with similar remaining years to maturity, and information obtained by the pricing agent from the Advisor and other pricing sources deemed relevant by the pricing agent.

                           HOW SHARES MAY BE PURCHASED

Assistance in opening accounts and a purchase application may be obtained from the Fund by calling 1-800-525-3863, or by writing to the Fund at the address shown below for purchases by mail. Assistance is also available through any broker-dealer authorized to sell shares in the Fund. Payment for shares purchased may also be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper form as indicated herein.

The minimum initial investment is $50,000. The minimum subsequent investment is $1,000. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may invest in the following ways:

Purchases by Mail. Shares may be purchased initially by completing the application accompanying this Prospectus and mailing it, together with a check payable to the Fund, to the Investek Fixed Income Trust, Institutional Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Subsequent investments in an existing account in the Fund may be made at any time by sending a check payable to the Fund, to the address stated above. Please enclose the stub of your account statement and include the amount of the investment, the name of the account for which the investment is to be made and the account number. Please remember to add a reference to "Institutional Shares" to your check to ensure proper credit to your account.

Purchases by Wire. To purchase shares by wiring federal funds, the Fund must first be notified by calling 1-800-525-3863 to request an account number and furnish the Fund with your tax identification number. Following notification to the Fund, federal funds and registration instructions should be wired through the Federal Reserve System to:

             First Union National Bank of North Carolina
             Charlotte, North Carolina
             ABA # 053000219
             For the Investek Fixed Income Trust
             Institutional Shares
             Acct #2000000862107
             For further credit to (shareholder's name and SS# or EIN#)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. A completed application with signature(s) of registrant(s) must be mailed to the Fund immediately after the initial wire as described under "Purchases by Mail" above. Investors should be aware that some banks may impose a wire service fee.

General. All purchases of shares are subject to acceptance and are not binding until accepted. The Fund reserves the right to reject any application or investment. Orders received by the Fund and effective prior to the time trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time, Monday through Friday, exclusive of business holidays) will purchase shares at the net asset value determined at that time. Orders received by the Fund and effective after the close of trading, or on a day when the New York Stock Exchange is not open for business, will purchase shares at the net asset value next determined. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Fund. Investors may be charged a fee if they effect transactions in the Fund shares through a broker or agent.

The Fund may enter into agreements with one or more brokers or other agents, including discount brokers and other brokers associated with investment programs, including mutual fund "supermarkets," and agents for qualified employee benefit plans, pursuant to which such brokers or other agents may be authorized to accept on the Fund's behalf purchase and redemption orders that are in "good form." Such brokers or other agents may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Under such circumstances, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, agent, or, if applicable, other designee, accepts the order. Such orders will be priced at the Fund's net asset value next determined after they are accepted by an authorized broker, agent, or other designee. The Fund may pay fees to such brokers or other agents for their services, including without limitation, administrative, accounting, and recordkeeping services.

If checks are returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any fund of the Trust already owned by any purchaser whose order is canceled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Fund, at its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for additional information on purchases in kind.

The Fund is required by federal law to withhold and remit to the IRS 31% of the dividends, capital gains distributions and, in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Fund, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622 (the "Distributor"), is the national distributor for the Fund under a Distribution Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others. Richard K. Bryant, a Trustee of the Trust and an officer of another series of the Trust, and Elmer O. Edgerton, Jr., an officer of another series of the Trust, control the Distributor. Messrs. Bryant and Edgerton are not officers of the Fund.

The Distributor, at its expense, may provide compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Exchange Feature. Investors will have the privilege of exchanging shares of the Fund for shares of any other series of the Trust established by Advisor. An exchange involves the simultaneous redemption of shares of one series and purchase of shares of another series at the respective closing net asset value next determined after a request for redemption has been received plus applicable sales charge, and is a taxable transaction. Each series of the Trust will have a different investment objective, which may be of interest to investors in each series. Shares of the Fund may be exchanged for shares of any other series of the Trust affiliated with the Advisor at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid in connection with the shares being exchanged. For example, if a 2% sales charge was paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for Institutional Shares.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice. The Advisor will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Fund or its other shareholders.

A shareholder should consider the investment objectives and policies of any series into which the shareholder will be making an exchange, as described in the prospectus for that other series. The Board of Trustees of the Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

                           HOW SHARES MAY BE REDEEMED

Shares of the Fund may be redeemed (the Fund will repurchase them from shareholders) by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. Redemption orders received in proper form, as indicated herein, by the Fund, whether by mail or telephone, prior to the time trading closes on the New York Stock Exchange (currently 4:00 p.m. New York time, Monday through Friday), will redeem shares at the net asset value determined at that time. Redemption orders received in proper form by the Fund after the close of trading, or on a day when the New York Stock Exchange is not open for business, will redeem shares at the net asset value next determined. There is no charge for redemptions from the Fund other than possible charges for wiring redemption proceeds. You may also redeem your shares through a broker-dealer or other institution, who may charge you a fee for its services.

Redemptions from retirement plans may be subject to tax withholding. If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-525-3863, or write to the address shown below.

Regular Mail Redemptions. Your request should be addressed to the Investek Fixed Income Trust, Institutional Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request for redemption must include:

1) Your letter of instruction specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   Any required signature guarantees (see "Signature Guarantees" below); and

3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases the net asset value next determined after the receipt of the request for redemption will be used in processing the redemption. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

Telephone and Bank Wire Redemptions. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. The Fund will redeem shares when requested by the shareholder if, and only if, the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-972-1908). The confirmation instructions must include:

1) Shareholder name, account number and designation of Class (Institutional); 2) Number of shares or dollar amount to be redeemed; 3) Instructions for transmittal of redemption funds to the shareholder; and 4) Shareholder signature as it appears on the application then on file with the Fund.

The net asset value used in processing the redemption will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank or the Fund's Custodian is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See "Signature Guarantees" below.) The Fund reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Fund believes it to be in the best interest of the shareholders to do so. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges by the Custodian for wire redemptions. The Custodian currently charges $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from the shareholder's account by redemption of shares in the account. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-525-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and, if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $30,000 or more at current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. Call or write the Fund for an application form. See the Statement of Additional Information for further details.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change exchange privileges or telephone redemption service other than through your initial account application, and (3) requests for redemptions in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for redemption, establishment or change in exchange privileges, or change of registration.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Fund is a diversified series of The Nottingham Investment Trust II (the "Trust"), an investment company organized as a Massachusetts business trust on October 25, 1990. The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth in the Statement of Additional Information under "Management of the Fund - Trustees and Officers." The Board of Trustees of the Trust is primarily responsible for overseeing the conduct of the Trust's business. The Board of Trustees elects the officers of the Trust who are responsible for its and the Fund's day-to-day operations.

The Advisor. Subject to the authority of the Board of Trustees, Investek Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust.

The Advisor is registered under the Investment Advisors Act of 1940, as amended. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission. The Advisor, established as a Mississippi corporation in 1989, is controlled by Michael T. McRee. The Advisor currently serves as investment advisor to over $900 million in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation. The Advisor's address is 317 East Capitol Street, Post Office Box 2840, Jackson, Mississippi 39207.

Under the Advisory Agreement with the Fund, the Advisor receives a monthly management fee equal to an annual rate of 0.45% of the average daily net asset value of the Fund. The Advisor may periodically voluntarily waive or reduce its advisory fee to increase the net income of the Fund. The Advisor voluntarily waived a portion of its advisory fee for the fiscal year ended March 31, 1998. Of the $55,540 the Advisor was entitled to receive, the Advisor voluntarily waived $25,063 of its investment advisory fees. The Advisor received $30,477 of such advisory fee for the year.

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Investment Objective and Policies - Investment Transactions" in the Statement of Additional Information.

Michael T. McRee, a principal and controlling shareholder of the Advisor and executive officer of the Fund, has been responsible for day-to-day management of the Fund's portfolio since its inception in 1991. He has been with the Advisor since its inception. In 1998, Douglas S. Folk, CFA, also became a portfolio manager of the Fund. He has been with the Advisor since 1996.

The Administrator. The Trust has entered into an Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069.

Subject to the authority of the Board of Trustees, the services the Administrator provides to the Fund include coordinating and monitoring any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; and preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents. For its administrative services, the Administrator is entitled to receive from the Fund a fee based on the average daily net assets of the Fund, in addition to a base monthly fee for accounting and recordkeeping services. The Administrator also performs certain accounting and pricing services for the Fund as pricing agent, including the daily calculation of the Fund's net asset value, for which it receives certain charges and is reimbursed for out-of-pocket expenses.

The Administrator was incorporated as a North Carolina corporation in 1988. Together with its affiliates and predecessors, the Administrator has been operating as a financial services firm since 1985. Frank P. Meadows, III is the firm's Managing Director and controlling shareholder.

The Transfer Agent. North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Fund is charged a recordkeeping fee based on the number of shareholders in the Fund and an annual fee for shareholder administration services.

The Transfer Agent, whose address is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

The Custodian. Trustmark National Bank (the "Custodian"), Post Office Box 291, Jackson, Mississippi 39205-0291, serves as Custodian of the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties.

Other Expenses. The Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, Administrator, and Transfer Agent, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including the Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable. Any expenses relating only to a particular Class of Shares of the Fund will be borne solely by such Class.

                                OTHER INFORMATION

Description of Shares. The Trust was organized as a Massachusetts business trust on October 25, 1990, under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares. The Trust currently has the number of authorized series of shares, including the Fund, and classes of shares, described in the Statement of Additional Information under "Description of the Trust." Pursuant to its authority under the Declaration of Trust, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two Classes ("Investor Shares" and "Institutional Shares") representing equal pro rata interests in the Fund, except that the Classes bear different expenses that reflect the differences in services provided to them. Investor Shares are sold with a sale charge and bear potential distribution expenses and service fees. Institutional Shares are sold without a sales charge and bear no shareholder servicing or distribution fees. As a result of different charges, fees, and expenses between the Classes, the total return on the Fund's Investor Shares will generally be lower than the total return on the Institutional Shares. Standardized total return quotations will be computed separately for each Class of Shares of the Fund.

THIS PROSPECTUS RELATES TO THE FUND'S INSTITUTIONAL SHARES AND DESCRIBES ONLY THE POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS PERTAINING TO THE INSTITUTIONAL SHARES. THE FUND ALSO ISSUES A CLASS OF INVESTOR SHARES. SUCH OTHER CLASS MAY HAVE DIFFERENT SALES CHARGES AND EXPENSES, WHICH MAY AFFECT PERFORMANCE. INVESTORS MAY CALL THE FUND AT 1-800-525-3863 TO OBTAIN MORE INFORMATION CONCERNING OTHER CLASSES AVAILABLE TO THEM THROUGH THEIR SALES REPRESENTATIVE. INVESTORS MAY OBTAIN INFORMATION CONCERNING THOSE CLASSES FROM THEIR SALES REPRESENTATIVE, THE DISTRIBUTOR, THE FUND, OR ANY OTHER PERSON WHICH IS OFFERING OR MAKING AVAILABLE TO THEM THE SECURITIES OFFERED IN THIS PROSPECTUS.

When issued, the shares of each series of the Trust, including the Fund, and each class of shares, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

The Trust's shareholders will vote in the aggregate and not by series (fund) or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, such as the Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series or class are entitled to vote on matters affecting only that series or class. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

Reporting to Shareholders. The Fund will send to its shareholders Annual and Semi-Annual Reports; the financial statements appearing in Annual Reports for the Fund will be audited by independent accountants. In addition, the Fund will send to each shareholder having an account directly with the Fund a statement not less than quarterly showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding the Fund may be directed in writing to 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling 1-800-525-3863.

Calculation of Performance Data. From time to time the Fund may advertise its average annual total return and yield for each Class of Shares. The "average annual total return" refers to the average annual compounded rates of return over 1-, 5-, and 10-year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. The calculation further assumes the maximum sales load is deducted from the initial payment. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

The "yield" of the Fund is computed by dividing the net investment income per share earned during the most recent practicable period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

In addition, the Fund may advertise other total return performance data other than average annual total return for each Class of Shares. This data shows as a percentage rate of return encompassing all elements of return (i.e. income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Such other total return data may be quoted for the same or different periods as those for which average annual total return is quoted. This data may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods.

The total return and yield of the Fund could be increased to the extent the Advisor may waive all or a portion of its fees or may reimburse all or a portion of the Fund's expenses. Total return and yield figures are based on the historical performance of the Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance. The Fund's quotations may from time to time be used in advertisements, sales literature, shareholder reports, or other communications. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

                           INVESTEK FIXED INCOME TRUST

                               INSTITUTIONAL CLASS



                                   PROSPECTUS

                                 August 1, 1998


                           INVESTEK FIXED INCOME TRUST
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-525-3863

                               INVESTMENT ADVISOR
                        Investek Capital Management, Inc.
                             317 East Capitol Street
                              Post Office Box 2840
                           Jackson, Mississippi 39207

                                   DISTRIBUTOR
                         Capital Investment Group, Inc.
                              Post Office Box 32249
                          Raleigh, North Carolina 27622

                                    CUSTODIAN
                             Trustmark National Bank
                               Post Office Box 291
                         Jackson, Mississippi 39205-0291

                              INDEPENDENT AUDITORS
                              Deloitte & Touche LLP
                               2500 One PPG Place
                       Pittsburgh, Pennsylvania 15222-5401


No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Advisor. This Prospectus does not constitute an offering in any state in which an offering may not lawfully be made.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase shares are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.

                                   PROSPECTUS






                                 August 1, 1998

PROSPECTUS                                                Cusip Number 66976M805
                                                             NASDAQ Symbol ZSAAX

                            ZSA ASSET ALLOCATION FUND
                                 A No Load Fund

The investment objective of the ZSA Asset Allocation Fund (the "Fund") is to seek total return consisting of a combination of capital appreciation, both realized and unrealized, and current income. The Fund will seek to achieve this objective by investing in a flexible portfolio of equity securities, real estate equity securities, fixed income securities, and money market instruments. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus. The Fund has a net asset value that will fluctuate in accordance with the value of its portfolio securities.

                               INVESTMENT ADVISOR

                        Zaske, Sarafa & Associates, Inc.
                      355 South Woodward Avenue, Suite 200
                           Birmingham, Michigan 48009
                                 (810) 647-5990

The Fund is a no load diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company. This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge. You may request the Statement of Additional Information, which is incorporated in this Prospectus by reference, by writing the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, or by calling 1-800-525-3863. The SEC also maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.


Investment in the Fund involves risks, including the possible loss of principal. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus and the Statement of Additional Information is August 1, 1998.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY........................................................  2

FEE TABLE.................................................................  3

FINANCIAL HIGHLIGHTS......................................................  4

INVESTMENT OBJECTIVE AND POLICIES.........................................  5

RISK FACTORS.............................................................. 11

INVESTMENT LIMITATIONS.................................................... 12

FEDERAL INCOME TAXES...................................................... 13

DIVIDENDS AND DISTRIBUTIONS............................................... 13

HOW SHARES ARE VALUED..................................................... 14

HOW SHARES MAY BE PURCHASED............................................... 15

HOW SHARES MAY BE REDEEMED................................................ 17

MANAGEMENT OF THE FUND.................................................... 19

OTHER INFORMATION......................................................... 21


This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus.

                               PROSPECTUS SUMMARY

The Fund. The ZSA Asset Allocation Fund (the "Fund") is a no load diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust. See "Other Information - Description of Shares."

Offering Price. Shares of the Fund are offered at net asset value without a sales charge. The minimum initial investment is $10,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans, and UTMAs). The minimum subsequent investment is $500. See "How Shares May Be Purchased."

Investment Objective and Policies. The investment objective of the Fund is to seek total return consisting of a combination of capital appreciation, both realized and unrealized, and current income. To achieve the Fund's objectives, the Fund will be governed by an investment philosophy which focuses on the management of portfolio risk. Current income is expected to be greater than the stock market as a whole (as measured by the S&P 500 Index). See "Investment Objective and Policies." The Fund is not intended to be a complete investment program, and there can be no assurance that the Fund will achieve its investment objective.

Special  Risk  Considerations.  While the Fund will invest  primarily  in common stocks and bonds traded in U.S. securities markets, some of the Fund's investments may include foreign securities, illiquid securities, real estate securities, mortgage and asset-backed securities, collateralized mortgage obligations, derivative securities for hedging purposes (and not speculation), and securities purchased subject to a repurchase agreement or on a "when-issued" basis, which involve certain risks. The Fund may borrow only under certain limited conditions (including to meet redemption requests) and not to purchase securities. It is not the intent of the Fund to borrow except for temporary cash requirements. Borrowing, if done, would tend to exaggerate the effects of market and interest rate fluctuations on the Fund's net asset value until repaid. See "Risk Factors."

Manager. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, Zaske, Sarafa & Associates, Inc. of Birmingham, Michigan (the "Advisor"), manages the Fund's investments. The Advisor currently manages over $350 million in assets. For its advisory services, the Advisor receives a monthly fee based on the Fund's daily net assets at the annual rate of 1.00%. See "Management of the Fund - The Advisor."

Dividends. Income dividends, if any, are generally paid quarterly; capital gains, if any, are generally distributed at least once each year. Dividends and capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

Distributor and Distribution Fee. Capital Investment Group, Inc. (the "Distributor") serves as distributor of shares of the Fund. Under the Fund's Distribution Plan, expenditures by the Fund for distribution activities and service fees may not exceed 0.25% of the Fund's average net assets annually. See "How Shares May Be Purchased - Distribution Plan."

Redemption of Shares. There is no charge for redemptions other than possible charges associated with wire transfers of redemption proceeds. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by the Fund. A shareholder who submits appropriate written authorization may redeem shares by telephone. See "How Shares May Be Redeemed."

                                    FEE TABLE

The following table sets forth certain information in connection with the expenses of the Fund for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Fund, and therefore indirectly by its investors, the payment of which will reduce an investor's return on an annual basis.

                        Shareholder Transaction Expenses

Maximum sales load imposed on purchases
   (as a percentage of offering price)....................................None
Maximum sales load imposed on reinvested dividends........................None
Maximum deferred sales load...............................................None
Redemption fees*..........................................................None
Exchange fee..............................................................None

* The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Fund $10.00 per transaction for wiring redemption proceeds.

               Annual Fund Operating Expenses - After Fee Waivers1
                     (as a percentage of average net assets)

Investment advisory fees...............................................0.35%  1
12b-1 fees.............................................................0.25%  2
Other expenses.........................................................1.35%  1
                                                                       -----
 Total operating expenses..............................................1.95%  1

EXAMPLE: You would pay the following expenses on a $1,000 investment in shares of the Fund, whether or not you redeem at the end of the period, assuming a 5% annual return:

      1 Year            3 Years            5 Years          10 Years
      ------            -------            -------          --------
        $20               $61               $105              $227

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

1 The "Total operating expenses" shown above are based upon actual operating expenses incurred by the Fund for the fiscal year ended March 31, 1998, which, after fee waivers, were 1.95% of average daily net assets of the Fund. Absent such waivers and reimbursements, the percentages would have been 1.00% for "Investment advisory fees" and 2.60% for "Total operating expenses" for the fiscal year ended March 31, 1998. The Advisor has voluntarily agreed to a reduction in the fees payable to it and to reimburse expenses of the Fund, if necessary, in an amount that limits "Total operating expenses" (exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses) to not more than 1.95% of the Fund's average daily net assets. There can be no assurance that the Advisor's voluntary fee waivers and expense reimbursements in the past will continue in the future.

2 The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the Fund may pay certain distribution expenses and service fees to 0.25% of the Fund's average net assets annually. See "How Shares May Be Purchased - Distribution Plan." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

See "How Shares May Be Purchased" and "Management of the Fund" below for more information about the fees and costs of operating the Fund. The assumed 5% annual return in the example is required by the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund; the actual rate of return for the Fund may be greater or less than 5%.

                              FINANCIAL HIGHLIGHTS

The financial data included in the table below for the fiscal years ended March 31, 1998 and 1997, has been audited by Deloitte & Touche, LLP, independent auditors, whose report covering such periods is included in the Statement of Additional Information. The financial data for the prior fiscal years was audited by other independent auditors. The information in the table below should be read in conjunction with the Fund's latest audited financial statements and notes thereto, which are also included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may be obtained at no charge by calling the Fund.

                                                           (For a Share Outstanding Throughout each Period Represented)

                                                                              Years Ended March 31,

                                                     1998          1997         1996         1995         1994        1993  (a)
                                                   --------      --------     --------      -------     --------    --------

Net Asset Value, Beginning of Period                $13.45        $12.37       $10.76       $10.92       $10.77      $10.00
Income (loss) from investment operation
   Net investment income (loss)                       0.25          0.29         0.30         0.15        (0.01)       0.04
   Net realized and unrealized gain (loss) on
      investments                                     2.39          1.08         1.61        (0.17)        0.31        0.77
                                                      ----          ----         ----        ------      ------      ------
     Total from investment operations                 2.64          1.37         1.91        (0.02)        0.30        0.81
                                                      ----          ----         ----        ------      ------      ------
Less distributions from
   Net investment income                             (0.25)        (0.29)       (0.30)       (0.14)       (0.01)      (0.04)
   Net realized gain from investment transactions    (0.70)         0.00         0.00         0.00        (0.14)       0.00
                                                     ------         ----         -----        -----      ------      ------
      Total distributions                            (0.95)        (0.29)       (0.30)       (0.14)       (0.15)      (0.04)
                                                     ------        ------       ------       ------      ------      ------
Net Asset Value, End of Period                      $15.14        $13.45       $12.37       $10.76       $10.92      $10.77
                                                    ======        ======       =======       ======      ======      ======

Total return                                         20.09%        11.20%       17.80%       (0.62)%       2.67%       7.93%

Ratios/supplemental data
Net assets, end of period (000's)                   $5,582        $8,172       $9,626      $10,565      $13,555     $ 2,034
                                                    ======        ======      =======      =======      =======     =======
Ratio of expenses to average net assets
   Before expense reimbursements and waived fees      2.60%         2.37%        2.30%       2.03%         2.75%      4.11% (b)
   After expense reimbursements and waived fees       1.95%         1.95%        1.91%       1.95%         1.92%      1.72% (b)
Ratio of net investment income (loss) to average net assets
   Before expense reimbursements and waived fees      1.00%         1.77%        2.06%       1.18%        (0.88)%    (1.66)% (b)
   After expense reimbursements and waived fees       1.65%         2.18%        2.45%       1.27%        (0.05)%     0.73%  (b)

Portfolio turnover rate                              53.54%         9.57%       67.89%     130.53%        53.66%     22.26%
Average commission rate paid (c)                     $0.1006       $0.0969


(a) For the period from August 10, 1992 (commencement of operations) to March 31, 1993.

(b)  Annualized.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure was not required for fiscal years of the Fund ended prior to March 31, 1997.

                       INVESTMENT OBJECTIVE AND POLICIES

Investment Objective. The investment objective of the Fund is to seek total return consisting of a combination of capital appreciation, both realized and unrealized, and current income. While there is no guarantee that the Fund will meet its investment objective, it seeks to achieve its objective through the investment policies and techniques described in this Prospectus. The Fund's investment objective and fundamental investment limitations described herein may not be altered without the prior approval of a majority of the Fund's shareholders.

Investment Policies. The Fund attempts to combine the preservation of capital and current income with moderate risk assumption in order to seek long term total return. The Advisor recognizes that risk (i.e., the uncertainty of future events), volatility (i.e., the potential for variability of asset values), and the potential of loss in purchasing power (due to inflation) are present to some degree with all types of investment vehicles. While high levels of risk are to be avoided, the assumption of a moderate level of risk is warranted and encouraged in order to provide the Fund the opportunity to achieve satisfactory results consistent with the objectives and policies of the Fund.

In seeking to maximize total return, the Advisor will generally invest the Fund in a portfolio of equity securities, real estate equity securities, and fixed income securities. Investments may also be made in money market instruments under circumstances when the Advisor believes the short term, stable nature of money market instruments is the best means of achieving the Fund's goal of maximum total return.

Total return consists of current income (including dividends, interest and, in the case of discounted instruments, discount accruals) and capital appreciation (including realized and unrealized capital gains and losses). There can be no assurance that the investment objective of the Fund will be achieved.

The categories of securities, and the investment approaches to be used by the Fund, are described below.

As dynamic capital markets cause fluctuating risk/return opportunities over a three to five year period (market cycle), the following guidelines will be used to determine the Advisor's asset allocation mix.

In making the determination of how to allocate the Fund's portfolio between equities, fixed income securities, real estate equity securities, and money market instruments, the Advisor uses a disciplined, statistically driven, investment strategy designed to quantify the potential returns and inherent risks in each asset class.

Probability theory is then utilized to determine the optimal exposure that the Fund's portfolio should have in equities, fixed income securities, real estate equity securities, and money market instruments. Then, incremental shifts in those assets are implemented in order to avoid excessive risk and capture returns. However, to avoid high volatility, asset allocation extremes are avoided.

The Advisor believes that total return can best be enhanced over the long term through flexibility of investment strategies. The percentage of the Fund's assets that may be invested at a particular time in equities, fixed income securities, real estate equity securities, and money market instruments will depend on management's judgment regarding economic trends and market risks.

1. Equities may be represented in the portfolio up to a net exposure of approximately 65% of the Fund's market value, with a net exposure of generally not less than 25%. Under market conditions when the Advisor feels additional avoidance of risk is warranted, the equity exposure may be reduced below 25%.

2. Fixed income securities (including preferred stocks and convertible bonds) will generally have a minimum exposure of 20% and will not generally exceed a maximum exposure of 60% of the Fund's total assets.

3. Real estate equity securities (primarily real estate investment trusts - "REITs") will generally have a minimum exposure of 5% and will not generally exceed a maximum exposure of 20% of the Fund's total assets.

4. Money market instruments will generally comprise 0%-40% of the Fund's total assets, although net exposure greater than 20% is unlikely; however, under extreme conditions the 40% constraint could be altered.

In addition to investing in various types of securities, the Advisor also invests in various companies and industries involving all ten major economic sectors. When the Advisor believes the equity markets are capable of providing capital appreciation without subjecting the Fund to an undue level of risk, equities will be emphasized. When equities are believed by the Advisor to be subject to high levels of market risk, fixed income instruments or money market instruments will be emphasized. By adjusting the portfolio allocation in this manner, the Advisor attempts to achieve the best opportunity for total return with risk exposure less than the market as a whole (as measured by the S&P 500 Index). Such allocation policies may mean that over certain short periods of time, the Fund may experience lower returns than if its assets were concentrated in fewer investment categories.

Equities. The Fund may invest in common stock, preferred or convertible preferred stock, convertible bonds and other equity equivalents, and derivatives and products of corporations principally headquartered in the United States. The underlying issuers must, in the opinion of the Advisor, have a strong financial profile. The Fund may also invest in foreign securities (in the form of ADRs only as described below) of companies that do not have significant operations in North America. The equity portion of the Fund is expected to exhibit approximately the same risk level of the equity market as a whole (S&P 500 Index). The Fund will invest principally in companies that have a total market capitalization (total common shares multiplied by current market price) of $100 million or more at the time of purchase.

The Fund may also invest in equity equivalents of U.S. corporations such as warrants, rights, and other securities including derivative securities, which represent ownership, are exchangeable for common shares, or which reflect or may reflect the full or partial economic benefit of equity ownership. The Fund may invest up to 5% of its net assets in warrants or other rights to acquire equity securities (other than those acquired in units or attached to other securities).

The Fund may invest in preferred or convertible preferred stock and convertible bonds with a minimum rating of A by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investor's Service, Inc. ("Fitch"), or Duff & Phelps ("D&P") (or, if not rated, of equivalent quality in the Advisor's opinion). For a complete description of bond ratings, see the Statement of Additional Information.

Within the above guidelines, the Advisor has full responsibility for security selection and diversification, subject to a maximum commitment of 5% of the Fund's total assets to the equity securities of one issuer and 25% in any one industry group.

In managing the equity portion of the Fund the Advisor tries to utilize strict buy and sell disciplines. The Advisor attempts to select high quality securities that have passed a rigorous set of screens. The Advisor screens a database of large and medium capitalization stocks, which are assigned to one of ten industry groups. The stocks are then ranked within each industry group based on quantitative analysis and expected return rankings. The Advisor then conducts a fundamental and technical analysis of the stocks within the top tier of each industry group, seeking four primary characteristics, niche products and services, an excellent management team, above average financial strength, and relative price strength. Then the Advisor selects the best value and growth stocks, on a fully diversified basis across all the industry groups, for possible purchase by the Fund. In selling stocks of the Fund, the Advisor also tries to look for objective, quantifiable reasons for selling stock. The Advisor will generally sell a stock when the stock's industry group becomes overweighted in the Fund, the stock significantly underperforms its industry group on a price basis, or the stock's expected return drops due to rapid price appreciation or changes in fundamentals. In addition, the Advisor may sell a stock in the Fund if the Fund's allocation mix changes.

Money Market Instruments. Money market instruments may be purchased when the Advisor believes the prospect for capital appreciation in the equity and longer term fixed income securities' markets are not attractive, or when the Advisor's secular view of interest rates favors short-term fixed income instruments versus longer term fixed income instruments. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities, corporate debt securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes) rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Advisor's opinion. The Advisor may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund's investment approach and assume temporarily a defensive portfolio posture, increasing the Fund's percentage investment in money market instruments, even to the extent that 100% of the Fund's total assets may be so invested.

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Housing Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g.
GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Securities issued or guaranteed as to principal and interest by the U.S. Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). The Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Real Estate Equity Securities. The Fund may invest in securities that represent an equity interest in real estate properties. It is anticipated that these will be predominantly domestic equity real estate investment trusts ("REITs"). The REITs used will represent four major types of investable properties: apartments, office, retail/commercial and industrial/warehouse. The Fund may also invest in real estate development companies, which are large corporate property holders that issue common stock tradable on national securities exchanges and which own real estate for investment or development purposes. REITs are similar to closed end investment companies. The REIT owns real estate assets and the investor, such as the Fund, owns shares in the REIT. REITs are publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. As long as the REIT distributes at least 95% of its ordinary income as dividends, it is not liable for federal income taxes. REITs also pass through the taxable character of their income. Dividends paid from earnings are taxable as investment income; dividends attributable to capital gains are taxable as capital gains. Dividends paid from funds obtained through depreciation are not taxable currently but reduce the original cost basis of the REIT shares. Some REITs invest in mortgages, some in real estate development loans, some in collateralized mortgage obligations, and some in actual properties. The Fund may only invest in those REITs that invest in actual properties.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to seven days of the purchase. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the 1940 Act.

Corporate Debt Securities. The Fund may invest in U.S. dollar denominated corporate debt securities of domestic issuers limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) that meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Advisor's opinion comparable in quality to corporate debt securities in which the Fund may invest.

Securities which when purchased are rated at least A by Moody's, S&P, Fitch or D&P (generally regarded as having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions) or higher may be used (or, if unrated, of equivalent quality in the Advisor's opinion). If the rating for any security held in the Fund's portfolio drops below the minimum acceptable rating applicable to the Fund, such change will be considered by the Advisor as reason to sell that security.

Mortgage-Related and Other Asset-Backed Securities. The Fund may invest in mortgage pass-though securities, which are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). The total return on mortgage-related securities varies with changes in the general level of interest rates. The maturities of mortgage-related securities are variable and unknown when issued because their maturities depend on pre-payment rates. Early repayment of principal on mortgage pass-though securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Mortgage repayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as that of other fixed income securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by
GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government. In the case of securities guaranteed by FNMA or FHLMC, these are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations. Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private issuers or the mortgage poolers. The Fund may also invest in stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities, usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets.

Collateralized   Mortgage  Obligations  ("CMOs")  are  hybrid  instruments  with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semi-annually. CMOs are usually collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA but may be collateralized by whole mortgage loans or private mortgage pass-through securities. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Under a common structure, monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Real Estate Mortgage Investment Conduits ("REMICs") are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code and invest in mortgages principally secured by interest in real property and other investments permitted by the Internal Revenue Code. The Fund will not invest in residual interests in REMICs or residual interests in CMOs.

The Advisor expects that governmental, government-related or private entities may devise mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other asset-based securities (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile ReceivablesSM ("CARSSM") and interests in pools of credit card receivables. CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts. Payments of principal and interest on CARSSM are "passed-through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARSSM if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. Certificates representing pools of credit card receivables have similar characteristics although the underlying loans are unsecured. CARSSM, for the purposes of the Fund, will be deemed to be illiquid securities, and subject to the limitations on investments in illiquid securities. If consistent with its investment objective and policies, the Fund may invest in CARSSM interests in pools of consumer credit receivables and in other asset-backed securities that may be developed in the future. Asset-backed securities and mortgage-related securities, other than GNMAs, are relatively new forms of investments. Thus, the market experience in these securities is limited, and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

The  Fund  may  invest  only  in  high   quality   mortgage-related   (or  other
asset-backed) securities either (i) issued by U.S. Government sponsored corporations (currently GNMA, FHLMC and FNMA) or (ii) rated in one of the top two categories by an NRSRO (Nationally Recognized Securities Rating Organization) or, if not rated, of equivalent investment quality as determined by the Advisor. The Advisor will monitor continuously the ratings of securities held by the Fund and the creditworthiness of their issuers.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, with intervals ranging from daily to annually, or may be event based, such as a change in the prime rate, indices of U.S. Treasury securities or LIBOR (London Interbank Ordinary Rate). Variable and floating rate securities that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be treated as illiquid and subject to the limitation on investments in illiquid securities.

Foreign Securities. The Fund may invest in the securities of foreign private issuers. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Although the Fund is not limited in the amount of ADRs it may acquire, it is not presently anticipated that within the next 12 months the Fund will have in excess of 25% of its total assets in ADRs.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Derivative Securities Used in Hedging Techniques. The Fund may, as it reaches a level of total net assets that warrants defensive strategies to maintain portfolio unrealized gains, employ strategies which include futures on securities and securities indices, options on securities and securities indices, the writing of puts and calls on individual securities, and the purchase of puts or calls on individual securities or securities indices. Such hedging techniques are not contemplated currently by the Advisor, but may be employed in the future. Such techniques, if used, will be for hedging purposes only and not for speculation. For further information regarding these hedging techniques and their risks, see the Statement of Additional Information.

                                  RISK FACTORS

Investment Policies and Techniques. Reference should be made to "Investment Objective and Policies" above for a description of special risks presented by the investment policies of the Fund and the specific securities and investment techniques that may be employed by the Fund, including the risks associated with repurchase agreements, mortgage and asset-backed securities, collateralized mortgage obligations, foreign securities, and derivative securities. A more complete discussion of certain of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information.

Fluctuations in Value. Because there is risk in any investment, there can be no assurance that the Fund will meet its investment objective. To the extent that the Fund's equity portfolio consists principally of common stocks, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. The fixed income securities in which the Fund will invest are subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or from changes in the creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. The value of the Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Fund's fixed income securities would decrease in value, which would have a depressing influence on the Fund's net asset value. Although certain of the U.S. Government Securities in which the Fund may invest are guaranteed as to timely payment of principal and interest, the market value of the securities, upon which the Fund's net asset value is based, will fluctuate due to the interest rate risks described above. Additionally, not all U.S. Government Securities are backed by the full faith and credit of the U.S. Government. Moreover, principal on the mortgages underlying certain of the Fund's investments may be prepaid in advance of maturity, which prepayments tend to increase when interest rates decline, presenting the Fund with more principal to invest at lower rates.

Portfolio Turnover. The Fund sells portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. Nevertheless, the Fund's portfolio turnover generally will not exceed 150% in any one year. When the Fund reaches the appropriate size to utilize the more involved hedging strategies outlined above, average portfolio turnover is likely to increase. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also have capital gains tax consequences. The Fund's portfolio turnover rate for prior fiscal years is set forth under "Financial Highlights" above.

Borrowing. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and 15% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank. The Fund will not make any investments if the borrowing exceeds 5% of its total assets until such time as repayment has been made to bring the total borrowing below 5% of its total assets.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. Included within the category of illiquid securities will also be restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

To limit the Fund's exposure to risk, the Fund has adopted certain fundamental investment limitations. Some of these restrictions are that the Fund will not:
(1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of the Fund's total assets; and the Fund may pledge its assets to secure all such borrowings;
(2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other not readily marketable securities, are limited to 10% of the Fund's net assets), money market instruments, and other debt securities; (3) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (4) purchase foreign securities, except that the Fund may purchase foreign securities sold as ADRs without limit; (5) write, purchase or sell commodities or commodities contracts, or invest in oil, gas or mineral leases or exploration programs, or real estate (except the Fund may invest in readily marketable securities of companies that own or deal in such things and may invest in mortgage-related securities as described above); and (6) invest more than 5% of its total assets in the securities of any one issuer or hold more than 10% of the voting stock of any issuer. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in the Fund's Prospectus, or in the Statement of Additional Information, as being fundamental, is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will generally not constitute a violation of such limitation. If the limitation on illiquid securities is exceeded, however, through a change in values, net assets, or other circumstances, the Fund would take appropriate steps to protect liquidity by changing its portfolio.

                              FEDERAL INCOME TAXES

Taxation  of the Fund.  The  Internal  Revenue  Code of 1986,  as  amended  (the
"Code"), treats each series in the Trust, including the Fund, as a separate regulated investment company. Each series of the Trust, including the Fund, intends to qualify or remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Fund will not be liable for federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right for any series of the Trust, including the Fund, to determine for any particular year if it is advantageous not to qualify as a regulated investment company. Regulated investment companies, such as each series of the Trust, including the Fund, are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar year basis, and capital gain net income, using an October 31 year-end measuring period. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

Taxation of Shareholders. For federal income tax purposes, any dividends and distributions from short-term capital gains that a shareholder receives in cash from the Fund or which are re-invested in additional shares will be taxable ordinary income. If a shareholder is not required to pay a tax on income, he will not be required to pay federal income taxes on the amounts distributed to him. A dividend declared in October, November or December of a year and paid in January of the following year will be considered to be paid on December 31 of the year of declaration.

Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. Capital gain distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Dividends and capital gain distributions paid by the Fund shortly after shares have been purchased, although in effect a return of investment, are subject to federal income taxation.

The sale of shares of the Fund is a taxable event and may result in a capital gain or loss. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual fund).

The Trust will inform shareholders of the Fund of the source of their dividends and capital gains distributions at the time they are paid and, promptly after the close of each calendar year, will issue an information return to advise shareholders of the federal tax status of such distributions and dividends. Dividends and distributions may also be subject to state and local taxes. Shareholders should consult their tax advisors regarding specific questions as to federal, state or local taxes.

Federal income tax law requires investors to certify that the social security number or taxpayer identification number provided to the Fund is correct and that the investor is not subject to 31% withholding for previous under-reporting to the Internal Revenue Service (the "IRS"). Investors will be asked to make the appropriate certification on their application to purchase shares. If a shareholder of the Fund has not complied with the applicable statutory and IRS requirements, the Fund is generally required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends and redemption amounts).

                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income, if any, in the form of dividends. The Fund will generally pay income dividends, if any, quarterly, and will generally distribute net realized capital gains, if any, at least annually.

Unless a shareholder elects to receive cash, dividends and capital gains will be automatically reinvested in additional full and fractional shares of the Fund at the net asset value per share next determined. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Fund at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. That request must be received by the Fund prior to the record date to be effective as to the next dividend. If cash payment is requested, checks will be mailed within five business days after the last day of each quarter or the Fund's fiscal year-end, as applicable. Each shareholder of the Fund will receive a quarterly summary of his or her account, including information as to reinvested dividends from the Fund. Tax consequences to shareholders of dividends and distributions are the same if received in cash or in additional shares of the Fund.

In order to satisfy certain requirements of the Code, the Fund may declare special year-end dividend and capital gains distribution during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains.

                              HOW SHARES ARE VALUED

Net asset value for each Class of Shares of the Fund is determined at the time trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed. The net asset value of the shares of the Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments, less all of its liabilities, divided by the number of its outstanding shares.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities traded over-the-counter for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fixed  income  securities  will  ordinarily  be traded  on the  over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. Such matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the Advisor and other pricing sources deemed relevant by the pricing agent and the Advisor.

                           HOW SHARES MAY BE PURCHASED

Assistance in opening accounts and a purchase application may be obtained from the Fund by calling 1-800-525-3863 or from the Advisor by calling 1-800-526-6639, or by writing to the Fund at the address shown below for purchases by mail. Assistance is also available through any broker-dealer authorized to sell shares in the Fund. Payment for shares purchased may also be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper form as indicated herein.

The minimum initial investment is $10,000. The minimum for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans or purchases under the Uniform Transfers to Minors Act ("UTMAs") is $2,000. The minimum subsequent investment is $500. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may invest in the following ways:

Purchases by Mail. Shares may be purchased initially by completing the application accompanying this Prospectus and mailing it, together with a check payable to the Fund, to the ZSA Asset Allocation Fund, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Subsequent investments in an existing account in the Fund may be made at any time by sending a check payable to the Fund, to the address stated above. Please enclose the stub of your account statement and include the amount of the investment, the name of the account for which the investment is to be made and the account number.

Purchases by Wire. To purchase shares by wiring federal funds, the Fund must first be notified by calling 1-800-525-3863 to request an account number and furnish the Fund with your tax identification number. Following notification to the Fund, federal funds and registration instructions should be wired through the Federal Reserve System to:

             First Union National Bank of North Carolina
             Charlotte, North Carolina
             ABA # 053000219
             For the ZSA Asset Allocation Fund
             Acct #2000000861771
             For further credit to (shareholder's name and SS# or EIN#)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. A completed application with signature(s) of registrant(s) must be mailed to the Fund immediately after the initial wire as described under "Purchases by Mail" above. Investors should be aware that some banks may impose a wire service fee.

General. All purchases of shares are subject to acceptance and are not binding until accepted. The Fund reserves the right to reject any application or investment. Orders received by the Fund and effective prior to the time trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time, Monday through Friday, exclusive of business holidays) will purchase shares at the net asset value determined at that time. Orders received by the Fund and effective after the close of trading, or on a day when the New York Stock Exchange is not open for business, will purchase shares at the net asset value next determined. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Fund. Investors may be charged a fee if they effect transactions in the Fund shares through a broker or agent.

The Fund may enter into agreements with one or more brokers or other agents, including discount brokers and other brokers associated with investment programs, including mutual fund "supermarkets," and agents for qualified employee benefit plans, pursuant to which such brokers or other agents may be authorized to accept on the Fund's behalf purchase and redemption orders that are in "good form." Such brokers or other agents may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Under such circumstances, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, agent, or, if applicable, other designee, accepts the order. Such orders will be priced at the Fund's net asset value next determined after they are accepted by an authorized broker, agent, or other designee. The Fund may pay fees to such brokers or other agents for their services, including without limitation, administrative, accounting, and recordkeeping services.

If checks are returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any fund of the Trust already owned by any purchaser whose order is cancelled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Fund, at its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for additional information on purchases in kind.

The Fund is required by federal law to withhold and remit to the IRS 31% of the dividends, capital gains distributions and, in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Fund, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

Distribution Plan. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622 (the "Distributor"), is the national distributor for the Fund under a Distribution Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others. Richard
K. Bryant, a Trustee of the Trust and an officer of another series of the Trust, and Elmer O. Edgerton, Jr., an officer of another series of the Trust, control the Distributor. Messrs. Bryant and Edgerton are not officers of the Fund.

The Trust has adopted a Distribution Plan (the "Plan") for the Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan the Fund may reimburse any expenditures to finance any activity primarily intended to result in sale of the shares of the Fund or the servicing of shareholder accounts, including, but not limited to, the following: (i) payments to the Distributor, securities dealers, and others for the sale of shares of the Fund; (ii) payment of compensation to and expenses of personnel who engage in or support distribution of shares of the Fund or who render shareholder support services not otherwise provided by the Transfer Agent, Administrator, or Custodian; and (iii) formulation and implementation of marketing and promotional activities. The categories of expenses for which reimbursement is made are approved by the Board of Trustees of the Trust. Expenditures by the Fund pursuant to the Plan are accrued based on the Fund's average daily net assets and may not exceed 0.25% of the Fund's average net assets for each year elapsed subsequent to adoption of the Plan. Such expenditures paid as service fees to any person who sells Fund shares may not exceed 0.25% of the average annual net asset value of such shares.

The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. The continuation of the Plan must be approved by the Board of Trustees annually. At least quarterly the Board of Trustees must review a written report of amounts expended pursuant to the Plan and the purposes for which such expenditures were made. For the fiscal year ended March 31, 1998, the Fund incurred $17,879 pursuant to the Plan.

The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Exchange Feature. Investors will have the privilege of exchanging shares of the Fund for shares of any other series of the Trust established by the Advisor. An exchange involves the simultaneous redemption of shares of one series and purchase of shares of another series at the respective closing net asset value next determined after a request for redemption has been received plus applicable sales charge, if any, and is a taxable transaction. Each series of the Trust will have a different investment objective, which may be of interest to investors in each series. Shares of the Fund may be exchanged for shares of any other series of the Trust affiliated with the Advisor at net asset value. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice. The Advisor will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Fund or its other shareholders.

A shareholder should consider the investment objectives and policies of any series into which the shareholder will be making an exchange, as described in the prospectus for that other series. The Board of Trustees of the Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the net asset value on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

                           HOW SHARES MAY BE REDEEMED

Shares of the Fund may be redeemed (the Fund will repurchase them from shareholders) by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. Redemption orders received in proper form, as indicated herein, by the Fund, whether by mail or telephone, prior to the time trading closes on the New York Stock Exchange (currently 4:00 p.m. New York time, Monday through Friday), will redeem shares at the net asset value determined at that time. Redemption orders received in proper form by the Fund after the close of trading, or on a day when the New York Stock Exchange is not open for business, will redeem shares at the net asset value next determined. There is no charge for redemptions from the Fund other than possible charges for wiring redemption proceeds. You may also redeem your shares through a broker-dealer or other institution, who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having a net asset value of less than $1,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30 days written notice. If the shareholder brings his account net asset value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-525-3863, or write to the address shown below.

Regular Mail Redemptions. Your request should be addressed to the ZSA Asset Allocation Fund, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request for redemption must include:

1) Your letter of instruction specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   Any required signature guarantees (see "Signature Guarantees" below); and

3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases the net asset value next determined after the receipt of the request for redemption will be used in processing the redemption. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

Telephone and Bank Wire Redemptions. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. The Fund will redeem shares when requested by the shareholder if, and only if, the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-972-1908). The confirmation instructions must include:

1)   Shareholder name and account number;

2)   Number of shares or dollar amount to be redeemed;

3) Instructions for transmittal of redemption funds to the shareholder; and 4) Shareholder signature as it appears on the application then on file with the Fund.

The net asset value used in processing the redemption will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days on which your bank or the Fund's Custodian is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See "Signature Guarantees" below.) The Fund reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Fund believes it to be in the best interest of the shareholders to do so. During drastic economic and market conditions, telephone redemption privileges may be difficult to implement.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges by the Custodian for wire redemptions. The Custodian currently charges $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from the shareholder's account by redemption of shares in the account. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-525-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and, if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $10,000 or more at current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. Call or write the Fund for an application form. See the Statement of Additional Information for further details.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change exchange privileges or telephone redemption service other than through your initial account application, and (3) requests for redemptions in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for redemption, establishment or change in exchange privileges, or change of registration.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Fund is a no load diversified series of The Nottingham Investment Trust II (the "Trust"), an investment company organized as a Massachusetts business trust on October 25, 1990. The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth in the Statement of Additional Information under "Management of the Fund - Trustees and Officers." The Board of Trustees of the Trust is primarily responsible for overseeing the conduct of the Trust's business. The Board of Trustees elects the officers of the Trust who are responsible for its and the Fund's day-to-day operations.

The Advisor. Subject to the authority of the Board of Trustees, Zaske, Sarafa & Associates, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust.

The Advisor is registered under the Investment Advisors Act of 1940, as amended. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission. The Advisor, established as a Michigan corporation in 1988, is controlled by Arthur
E. Zaske and Anmar K. Sarafa. The Advisor currently serves as investment advisor to over $350 million in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, and other business and individual accounts since its formation. The Advisor's address is 355 South Woodward Avenue, Suite 200, Birmingham, Michigan 48009.

Under the Advisory Agreement with the Fund, the Advisor receives a monthly management fee equal to an annual rate of 1.00% of the average daily net asset value of the Fund. The Advisor voluntarily waived a portion of its advisory fee for the fiscal year ended March 31, 1998. Of the $71,560 the Advisor was entitled to receive, the Advisor voluntarily waived $46,413 of its investment advisory fees. The Advisor received $25,147 of such advisory fee for the year (0.35% of average net assets).

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Investment Objective and Policies Investment Transactions" in the Statement of Additional Information.

Arthur E. Zaske, a principal and a controlling shareholder of the Advisor, and a Trustee of the Trust and executive officer of the Fund, has been responsible for day-to-day management of the Fund's portfolio since its inception in 1992.
He has been with the Advisor since its inception.

In addition to managing the Fund, the Advisor and/or its principals have been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, since 1981.

The Administrator. The Trust has entered into an Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.

Subject to the authority of the Board of Trustees, the services the Administrator provides to the Fund include coordinating and monitoring any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; and preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents. For its administrative services, the Administrator is entitled to receive from the Fund a fee based on the average daily net assets of the Fund, in addition to a base monthly fee for accounting and recordkeeping services. The Administrator also performs certain accounting and pricing services for the Fund as pricing agent, including the daily calculation of the Fund's net asset value, for which it receives certain charges and is reimbursed for out-of-pocket expenses.

The Administrator was formed as a North Carolina corporation in 1988. With its affiliates and predecessors, the Administrator has been operating as a financial services firm since 1985. Frank P. Meadows III is the firm's Managing Director and controlling shareholder.

The Transfer Agent. North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Fund is charged a recordkeeping fee based on the number of shareholders in the Fund and an annual fee for shareholder administration services.

The Transfer Agent, whose address is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

The Custodian. First Union National Bank of North Carolina, Two First Union Center, Charlotte, North Carolina 28288-1151, serves as Custodian of the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties.

Other Expenses. The Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, Administrator, and Transfer Agent, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including the Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable.

                                OTHER INFORMATION

Description of Shares. The Trust was organized as a Massachusetts business trust on October 25, 1990, under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares. The Trust currently has the number of authorized series of shares, including the Fund, and classes of shares, described in the Statement of Additional Information under "Description of the Trust."

When issued, the shares of each series of the Trust, including the Fund, and each class of shares, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

The Trust's shareholders will vote in the aggregate and not by series (fund) or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, such as the Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series or class are entitled to vote on matters affecting only that series or class. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

Reporting to Shareholders. The Fund will send to its shareholders Annual and Semi-Annual Reports; the financial statements appearing in Annual Reports for the Fund will be audited by independent auditors. In addition, the Administrator, as transfer agent, will send to each shareholder having an account directly with the Fund a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding the Fund may be directed in writing to 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling 1-800-525-3863.

Calculation of Performance Data. From time to time the Fund may advertise its average annual total return. The "average annual total return" refers to the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data other than average annual total return. This data shows as a percentage rate of return encompassing all elements of return (i.e. income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Such other total return data may be quoted for the same or different periods as those for which average annual total return is quoted. This data may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods.

The total return of the Fund could be increased to the extent the Advisor may waive all or a portion of its fees or may reimburse all or a portion of the Fund's expenses. Total return figures are based on the historical performance of the Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance. The Fund's quotations may from time to time be used in advertisements, sales literature, shareholder reports, or other communications. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Advisor. This Prospectus does not constitute an offering in any state in which an offering may not lawfully be made.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase shares are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.

                            ZSA ASSET ALLOCATION FUND
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-525-3863

                               INVESTMENT ADVISOR
                        Zaske, Sarafa & Associates, Inc.
                      355 South Woodward Avenue, Suite 200
                           Birmingham, Michigan 48009

                                   DISTRIBUTOR
                         Capital Investment Group, Inc.
                              Post Office Box 32249
                          Raleigh, North Carolina 27622

                                    CUSTODIAN
                   First Union National Bank of North Carolina
                             Two First Union Center
                      Charlotte, North Carolina 28288-1151

                              INDEPENDENT AUDITORS
                              Deloitte & Touche LLP
                               2500 One PPG Place
                       Pittsburgh, Pennsylvania 15222-5401

                            ZSA ASSET ALLOCATION FUND

                                 A No Load Fund


















                                   PROSPECTUS






                                 August 1, 1998

PROSPECTUS
                       THE BROWN CAPITAL MANAGEMENT FUNDS

                               INSTITUTIONAL CLASS

The investment objective of The Brown Capital Management Equity Fund is to seek capital appreciation principally through investments in equity securities, such as common and preferred stocks and securities convertible into common stocks. Current income will be of secondary importance. The investment objective of The Brown Capital Management Balanced Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Fund will seek to achieve this objective by investing in a flexible portfolio of equity securities, fixed income securities, and money market instruments. The investment objective of The Brown Capital Management Small Company Fund is to seek capital appreciation principally through investment in the equity securities of those companies with operating revenues of $250 million or less at the time of the initial investment. Current income will be of secondary importance. While there is no assurance that any of the Funds will achieve their particular investment objective, they endeavor to do so by following the investment policies described herein.

This Prospectus relates to shares ("Institutional Shares") representing interests in the Funds. The Institutional Shares are offered to institutions and certain other investors described herein without any sales or redemption charges or shareholder servicing or distribution fees. See "Prospectus Summary - Offering Price."

                               INVESTMENT ADVISOR
                         Brown Capital Management, Inc.
                              809 Cathedral Street
                            Baltimore, Maryland 21201

The Brown Capital Management Funds (the "Funds") are diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company. This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge. You may request the Statement of Additional Information, which is incorporated in this Prospectus by reference, by writing the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, or by calling 1-800-525-3863. The SEC also maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Funds.

Investment in the Funds involves risks, including the possible loss of principal. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus and the Statement of Additional Information is August 1, 1998.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY...........................................................  2

FEE TABLE....................................................................  3

FINANCIAL HIGHLIGHTS.........................................................  4

INVESTMENT OBJECTIVE AND POLICIES............................................  6

RISK FACTORS................................................................. 11

INVESTMENT LIMITATIONS....................................................... 12

FEDERAL INCOME TAXES......................................................... 13

DIVIDENDS AND DISTRIBUTIONS.................................................. 14

HOW SHARES ARE VALUED........................................................ 15

HOW SHARES MAY BE PURCHASED.................................................. 15

HOW SHARES MAY BE REDEEMED................................................... 18

MANAGEMENT OF THE FUNDS...................................................... 20

OTHER INFORMATION............................................................ 22


This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus.

                               PROSPECTUS SUMMARY

The Funds. The Brown Capital Management Funds (the "Funds") are diversified series of The Nottingham Investment Trust II (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust. This Prospectus relates to Institutional Shares of the Funds. See "Other Information -Description of Shares."

Offering Price. The Institutional Shares of each Fund are offered at net asset value without a sales charge and are not subject to any shareholder servicing or distribution fees. The Institutional Shares are available only to the following classes of investors: clients of the Advisor, and any other institutional investor. The minimum initial investment is $10,000 ($2,000 for IRAs and Keogh Plans). The minimum subsequent investment is $500. See "How Shares May be Purchased."

Investment Objective and Special Risk Considerations. The investment objective of The Brown Capital Management Equity Fund (the "Equity Fund") is to seek capital appreciation principally through investments in equity securities, such as common and preferred stocks and securities convertible into common stocks. Current income will be of secondary importance. In most instances the Equity Fund will be at least 90% invested in equity securities. The investment objective of The Brown Capital Management Balanced Fund (the "Balanced Fund") is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Fund will seek to achieve this objective by investing in a flexible portfolio of equity securities, fixed income securities, and money market instruments. Fixed income securities and money market instruments will generally comprise not less than 25% and not more than 75% of the portfolio. The investment objective of The Brown Capital Management Small Company Fund (the "Small Company Fund") is to seek capital appreciation principally through investment in the equity securities of those companies with operating revenues of $250 million or less at the time of the initial investment ("small companies"). Current income will be of secondary importance. In most instances the Small Company Fund will be at least 90% invested in equity securities and at least 65% invested in equity securities of small companies. See "Investment Objective and Policies."

The Funds are not intended to be a complete investment program, and there can be no assurance that any Fund will achieve its investment objective. While the Funds will invest primarily in common stocks traded in U.S. securities markets, some of each Fund's investments may include foreign securities (in the form traded domestically as American Depository Receipts), illiquid securities, and securities purchased subject to a repurchase agreement or on a "when-issued" basis, which involve certain risks. A portion of the Balanced Fund will be invested in fixed income securities, which will be subject to risks associated with movements in interest rates. Since the Small Company Fund will invest principally in small companies, it will be subject to the greater volatility and risks associated with such investments. See "Risk Factors."

Manager. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Funds' investment policies, Brown Capital Management, Inc. of Baltimore, Maryland (the "Advisor"), manages the Funds' investments. The Advisor currently manages approximately $4.0 billion in assets. For its advisory services, the Advisor receives a monthly fee, based on each Fund's average daily net assets, at the annual rate of 0.65% of the first $25 million of net assets and 0.50% of all assets over $25 million for the Equity and Balanced Funds, and at the annual rate of 1.00% for the Small Company Fund. See "Management of the Funds - The Advisor."

Dividends. Income dividends, if any, are generally paid quarterly; capital gains, if any, are generally paid at least once each year. Dividends and capital gains distributions are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

Distributor. Capital Investment Group, Inc. (the "Distributor") serves as distributor of shares of each Fund. See "How Shares May Be Purchased - Distributor."

Redemption of Shares. There is no charge for redemptions other than possible charges associated with wire transfers of redemption proceeds. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by a Fund. A shareholder who submits appropriate written authorization may redeem shares by telephone. See "How Shares May Be Redeemed."

                                    FEE TABLE

The following table sets forth certain information in connection with the expenses of the Institutional Shares of the Funds for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Institutional Shares of the Funds, and therefore indirectly by their investors, the payment of which will reduce an investor's return on an annual basis.

            Shareholder Transaction Expenses for Institutional Shares

Maximum sales load imposed on purchases
   (as a percentage of offering price)..................................None
Maximum sales load imposed on reinvested dividends......................None
Maximum deferred sales load.............................................None
Redemption fees*........................................................None
Exchange fee............................................................None

* The Funds in their discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Funds $10.00 per transaction for wiring redemption proceeds.


                     Annual Fund Operating Expenses for Institutional Shares - After Fee Waivers
                                             and Expense Reimbursements1
                                       (as a percentage of average net assets)

                                                                                                   Small
                                                                         Equity     Balanced      Company
         Investment advisory fees..........................................0.00% 1    0.00%  1    0.45% 1
         12b-1 fees.........................................................None       None        None
         Other expenses....................................................1.20% 1    1.20%  1    1.05% 1
                                                                           -----      -----       -----
            Total operating expenses.......................................1.20% 1    1.20%  1    1.50% 1
                                                                           =====      =====       =====


EXAMPLE: You would pay the following expenses on a $1,000 investment in Institutional Shares of the Funds, whether or not you redeem at the end of the period, assuming a 5% annual return:


                                  1 Year               3 Years               5 Years             10 Years
                                  ------               -------               -------             --------

         Equity                     $12                  $38                   $66                 $145
         Balanced                   $12                  $38                   $66                 $145
         Small Company              $15                  $47                   $82                 $179


THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

1 The "Total operating expenses" shown above are based upon actual operating expenses incurred by the Institutional Shares of each Fund for the fiscal year ended March 31, 1998, which, after fee waivers and expense reimbursements, were 1.20%, 1.20%, and 1.50% of average daily net assets of the Institutional Shares of the Equity, Balanced, and Small Company Funds, respectively. Absent such waivers and reimbursements, the percentages for "Investment advisory fees" and "Total operating expenses" for the Institutional Shares for the fiscal year ended March 31, 1998 would have been 0.65% and 1.98%, respectively, for the Equity Fund, 0.65% and 2.22%, respectively, for the Balanced Fund, and 1.00% and 2.05%, respectively, for the Small Company Fund. The Advisor has voluntarily agreed to a reduction in the fees payable to it and to reimburse expenses of each Fund, if necessary, in an amount that limits "Total operating expenses" (exclusive of interest, taxes, brokerage fees and commissions, sales charges, and extraordinary expenses) to not more than 1.20%, 1.20%, and 1.50%, respectively, of the Institutional Shares' average daily net assets for the Equity, Balanced, and Small Company Funds, respectively. There can be no assurance that the Advisor's voluntary fee waivers and expense reimbursements will continue in the future.

See "Management of the Funds" below for more information about the fees and costs of operating the Funds. The assumed 5% annual return in the example is required by the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Funds; the actual rate of return for the Funds may be greater or less than 5%.

                              FINANCIAL HIGHLIGHTS

The shares of each Fund are divided into multiple Classes representing interests in the Funds. This Prospectus relates to Institutional Shares. See "Other Information - Description of Shares." The financial data included in the tables below for the fiscal years ended March 31, 1998 and 1997, has been audited by Deloitte & Touche LLP, independent auditors, whose reports covering such periods are included in the Statement of Additional Information. The financial data for the prior fiscal years was audited by other independent auditors. The information in the tables below should be read in conjunction with each Fund's latest audited financial statements and notes thereto, which are included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Funds. Further information about the performance of the Funds is contained in the Annual Report of the Funds, a copy of which may be obtained at no charge by calling the Funds.


                               Institutional Class
          (For a Share Outstanding Throughout each Period Represented)

                                   EQUITY FUND

                                                                                Years ended March 31,
                                                          1998       1997       1996       1995       1994      1993(a)
                                                          ----       ----       ----       ----       ----      -------

Net Asset Value, Beginning of Period                     $16.61     $15.81     $12.36     $11.48     $11.05     $10.00
   Income (loss) from investment operations
      Net investment income (loss)                        (0.03)      0.05       0.00       0.00      (0.02)     (0.02)
      Net realized and unrealized gain on investments      7.31       1.36       3.72       1.01       0.52       1.07
                                                           ----       ----       ----       ----       ----       ----
        Total from investment operations                   7.28       1.41       3.72       1.01       0.50       1.05
                                                           ----       ----       ----       ----       ----       ----

   Distributions to shareholders from
        Net investment income                              0.00      (0.05)      0.00       0.00       0.00       0.00
     Net realized gain from investment transactions       (1.98)     (0.56)     (0.27)     (0.13)     (0.07)      0.00
     Distributions in excess of net realized gains        (0.04)      0.00       0.00       0.00       0.00       0.00
                                                          ------      ----       ----       ----       ----       ----
            Total distributions                           (2.02)     (0.61)     (0.27)     (0.13)     (0.07)      0.00
                                                          ------      ----       ----       ----       ----       ----

Net Asset Value, End of Period                           $21.87     $16.61     $15.81     $12.36     $11.48     $11.05
                                                         ======      =====      =====      =====      =====      =====

Total return                                              44.68%      8.91%     30.25%      8.90%      4.51%     10.51%

Ratios/supplemental data
   Net Assets, End of Period (in thousands)              $8,150     $4,405     $1,966     $1,130       $718       $264
                                                          =====      =====      =====      =====       ====      =====
   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees        1.98%      3.37%      5.58%      8.32%     11.86%     17.97%(d)
      After expense reimbursements and waived fees         1.20%      1.20%      1.56%      2.00%      2.00%      1.91%(d)
   Ratio of net investment income (loss) to average net assets
      Before expense reimbursements and waived fees       (0.94)%    (1.85)%    (4.20)%    (6.41)%   (10.19)%   (16.47)%(d)
      After expense reimbursements and waived fees        (0.16)%     0.32%      0.01%     (0.11)%    (0.36)%    (0.51)%(d)
   Portfolio turnover rate                                38.42%     34.21%     48.06%      7.29 %    48.05%      3.26 %
    Average commission rate paid (a)                      $0.0507    $0.0505



                               Institutional Class
          (For a Share Outstanding Throughout each Period Represented)

                                  BALANCED FUND

                                                                               Years ended March 31,
                                                          1998       1997       1996       1995       1994      1993(b)
                                                          ----       ----       ----       ----       ----      -------

Net Asset Value, Beginning of Period                     $13.60     $13.76     $11.56     $11.02     $10.62     $10.00
   Income from investment operations
      Net investment income                                0.17       0.21       0.12       0.10       0.08       0.04
      Net realized and unrealized gain on investments      4.65       0.76       2.98       0.77       0.43       0.62
                                                           ----       ----       ----       ----       ----       ----
        Total from investment operations                   4.82       0.97       3.10       0.87       0.51       0.66
                                                           ----       ----       ----       ----       ----       ----

   Distributions to shareholders from
      Net investment income                               (0.17)     (0.21)     (0.12)     (0.11)     (0.08)     (0.04)
      Net realized gain from investment transactions      (1.42)     (0.92)     (0.78)     (0.22)     (0.03)      0.00
                                                          ------     ------     ------     -----      -----       ----
        Total distributions                               (1.59)     (1.13)     (0.90)     (0.33)     (0.11)     (0.04)
                                                          ------     ------     ------     ------     ------     ------

Net Asset Value, End of Period                           $16.83     $13.60     $13.76     $11.56     $11.02     $10.62
                                                         ======     ======     ======     ======     ======     ======

Total return                                              36.19%      7.01%     27.04%      8.04%      4.78%      6.60%
Ratios/supplemental data
   Net Assets, End of Period (in thousands)              $6,078     $3,875     $3,319     $2,296     $1,188       $762
                                                          =====      =====      =====      =====      =====       ====
   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees        2.22%      2.85%      3.50%      5.43%      6.44%     9.56%(d)
      After expense reimbursements and waived fees         1.20%      1.20%      1.59%      2.00%      2.00%     1.58%(d)
   Ratio of net investment income (loss) to average net assets
      Before expense reimbursements and waived fees        0.05%     (0.13)%    (0.97)%    (2.44)%    (3.69)%    (7.13)%(d)
      After expense reimbursements and waived fees         1.08%      1.51 %     0.94%      1.00 %     0.74%     0.85 %(d)
   Portfolio turnover rate                                33.54%     45.58 %    43.59%      9.51 %    28.56%    20.90 %
    Average commission rate paid (a)                      $0.0509    $0.0506





                               Institutional Class
          (For a Share Outstanding Throughout each Period Represented)

                               SMALL COMPANY FUND

                                                                                    Years ended March 31,
                                                          1998       1997       1996       1995       1994      1993(c)
                                                          ----       ----       ----       ----       ----      -------

Net Asset Value, Beginning of Period                     $15.01     $15.13     $12.24     $10.69     $10.67     $10.00
   Income (loss) from investment operations
      Net investment loss                                 (0.11)     (0.03)     (0.06)     (0.06)     (0.11)     (0.03)
      Net realized and unrealized gain on investments      6.36       0.27       4.00       1.86       0.59       0.70
                                                           ----       ----       ----       ----       ----       ----
        Total from investment operations                   6.25       0.24       3.94       1.80       0.48       0.67
                                                           ----       ----       ----       ----       ----       ----

   Distributions to shareholders from
      Net realized gain from investment transactions      (0.24)     (0.36)     (1.05)     (0.25)     (0.46)      0.00
                                                          -----      -----      -----      -----      -----       ----

Net Asset Value, End of Period                           $21.02     $15.01     $15.13     $12.24     $10.69     $10.67
                                                          =====      =====      =====     ======     ======     ======

Total return                                              41.84%      1.56%     33.00%     16.95%      4.39%      6.70%

Ratios/supplemental data
   Net Assets, End of Period (in thousands)             $11,566     $6,519     $3,740     $2,609     $1,831     $1,226
                                                         ======      =====      =====      =====      =====      =====
   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees        2.05%      2.70%      3.49%      4.49%      4.73%      5.45%(d)
      After expense reimbursements and waived fees         1.50%      1.50%      1.69%      2.00%      2.00%      1.89%(d)
   Ratio of net investment loss to average net assets
      Before expense reimbursements and waived fees       (1.23)%    (1.50)%    (2.29)%    (3.38)%    (4.03)%    (4.42)%(d)
      After expense reimbursements and waived fees        (0.68)%    (0.30)%    (0.50)%    (0.90)%    (1.34)%    (0.86)%(d)
   Portfolio turnover rate                                11.64 %    13.39%     23.43 %    32.79%     23.47%      4.14%
    Average commission rate paid (e)                      $0.0520    $0.0482



(a) For the period from August 4, 1992 (commencement of operations) to March 31, 1993.

(b) For the period from August 11, 1992 (commencement of operations) to March 31, 1993.

(c) For the period from July 23, 1992 (commencement of operations) to March 31, 1993.

(d)  Annualized.

(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure was not required for fiscal years of the Funds ended prior to March 31, 1997.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective. The investment objective of The Brown Capital Management Equity Fund (the "Equity Fund") is to seek capital appreciation principally through investments in equity securities, such as common and preferred stocks and securities convertible into common stocks. Current income will be of secondary importance. The investment objective of The Brown Capital Management Balanced Fund (the "Balanced Fund") is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Fund will seek to achieve this objective by investing in a flexible portfolio of equity securities, fixed income securities, and money market instruments. The investment objective of The Brown Capital Management Small Company Fund (the "Small Company Fund") is to seek capital appreciation principally through investment in the common stock of those companies with operating revenues of $250 million or less at the time of the initial investment. Current income will be of secondary importance. Each Fund's investment objective and fundamental investment limitations described herein may not be altered without the prior approval of a majority of the Fund's shareholders.

Investment Selection

  The Advisor will seek to achieve capital appreciation through an opportunistic stock investment strategy with a growth bias. The Advisor will seek to purchase equity securities of those companies that the Advisor feels are undervalued relative to their growth potential in the securities markets, because the companies are presently out of favor, not well known or possess value that is not currently recognized by the investment community. The Advisor will generally utilize the equity securities of large and medium capitalization companies.

The Advisor uses a "bottom up" approach to select specific securities, while remaining cognizant of specific economic and industry outlooks. The Advisor employs analysis that contains elements of traditional dividend discount and earnings yield models, establishes predicted relative valuation for equity and fixed income markets, and determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:
a) the anticipated price appreciation has been achieved or is no longer probable; b) alternative investments offer superior total return prospects; or
c) fundamentals change adversely.

The equity portion of the Fund's portfolio will be comprised of common stocks, convertible preferred stocks, participating preferred stocks, preferred equity redemption cumulative stocks, preferred stocks and convertible bonds traded on domestic securities exchanges or on the over-the-counter markets. Foreign securities, if held, will be held in the form of American Depository Receipts ("ADRs"). ADRs are foreign securities denominated in U.S. dollars and traded on U.S. securities markets.

The Fund will invest in a variety of companies and industries as well as economic sectors. For purposes of temporary investment of cash, and defensive investment in certain situations, the percentage of assets invested in equities and money market instruments will be determined by the valuation of securities relative to alternative investments.

Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.




Under normal market conditions the portfolio allocation range for the Equity Fund will be:

                                                    % of Total Assets
                                                    =================

         Equity securities                                70 - 99%
         Money market instruments                          1 - 30%

Under certain conditions, the Advisor may choose to temporarily invest up to 100% of the Fund's assets in cash and cash equivalents as a temporary defensive position.

 The Advisor will vary the percentage of Fund assets invested in equities, fixed income securities, and money market instruments according to the Advisor's judgment of market and economic conditions, and based on the Advisor's view of which asset class can best achieve the Fund's objectives. The percentage invested in fixed income securities and money market instruments will comprise not less than 25% and not more than 75% of the portfolio. The investment objective will be to achieve the maximum total return, consisting of a combination of capital appreciation, both realized and unrealized, and income.

Selection of equity securities will be based primarily on the expected capital appreciation potential. The expected income potential of those equity securities is of secondary importance. Selection of fixed income securities will be primarily for income. The capital appreciation potential of those fixed income securities is of secondary importance.

The Advisor will continually review the macroeconomic environment and alternative expected rates of return between fixed income securities and equity securities in determining the asset allocation of the Fund. In structuring the fixed income portion of the Fund, the Advisor examines spread relationships between quality grades in determining the quality distribution, and assesses the expected trends in inflation and interest rates in structuring the maturity distribution. Not more than 20% of the total fixed income portion of the portfolio (not more than 15% of the entire Fund) will be invested in bonds rated below A by the nationally recognized securities rating organizations described in the Statement of Additional Information.

With regards to the equity portion of the Fund, the Advisor will seek diversification across a broad spectrum of economic sectors and industries. The security selection approach will have an earnings growth bias, but will remain flexible and opportunistic. The Advisor will continuously examine the portfolio, seeking to replace those securities that may have become relatively overvalued with securities which, in the view of the Advisor, are currently undervalued. The Advisor uses a "bottom up" approach to select specific securities, while remaining cognizant of specific economic and industry outlooks. The Advisor employs analysis that contains elements of traditional dividend discount and earnings yield models, establishes predicted relative valuation for equity and fixed income markets, and determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

The equity portion of the Fund's portfolio will be comprised of common stocks, convertible preferred stocks, participating preferred stocks, preferred equity redemption cumulative stocks, preferred stocks and convertible bonds traded on domestic securities exchanges or on the over-the-counter markets. Foreign securities, if held, will be held in the form of American Depository Receipts ("ADRs"). ADRs are foreign securities denominated in U.S. dollars and traded on U.S. securities markets.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:
(a) the anticipated price appreciation has been achieved or is no longer probable; (b) alternative investments offer superior total return prospects; or
(c) fundamentals change adversely.

Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund.

Under normal market conditions the portfolio allocation range for the Balanced Fund will be:

                                                    % of Total Assets
                                                    =================

         Equity securities                                25 - 75%
         Money market instruments
           and fixed income securities                    25 - 75%

Under certain conditions, the Advisor may choose to temporarily invest up to 100% of the Fund's assets in cash and cash equivalents as a temporary defensive position.

The Advisor will invest primarily in the equity securities of those companies with total operating revenues of $250 million or less at the time of the initial investment ("small companies"). The Advisor employs an analysis that seeks to identify those small companies whose current price to earnings ratio is below the Advisor's projection of that company's prospective growth rate. The
Advisor's analysis includes many factors that, in the Advisor's view, are critical to the small company sector. These factors include the assumptions that a sustained commitment to a portfolio of exceptional small companies will, over time, produce a significant investment return and that an investment analysis which identifies and evaluates successfully those few small companies with the legitimate potential to become large companies can be a very rewarding investment strategy.

The Advisor uses a "bottom up" approach to select specific securities, while remaining cognizant of specific economic and industry outlooks. The Advisor employs analysis that contains elements of traditional dividend discount and earnings yield models, establishes predicted relative valuation for equity and fixed income markets, and determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

The Advisor identifies small companies with the potential to become successful large companies by analyzing the potential for: a) sustainable revenue stream;
b) adequate resources to establish and defend a viable product or service market, and market share; c) sufficient profitability to support long term growth; and d) management skills and resources necessary to plan and execute a long-term growth plan.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:
a) the anticipated price appreciation has been achieved or is no longer probable; b) alternate investments offer superior total return prospects; or c) fundamentals change adversely.

The equity portion of the Fund's portfolio will be comprised of common stocks, convertible preferred stocks, participating preferred stocks, preferred equity redemption cumulative stocks, preferred stocks and convertible bonds traded on domestic securities exchanges or on the over-the-counter markets. Foreign securities, if held, will be held in the form of ADRs. In most instances the Fund will be at least 90% invested in equity securities and at least 65% invested in equity securities of small companies. Under normal market conditions, the Fund's investment in small companies will exceed the 65% minimum threshold and will range between 80% and 90% of the Fund's total assets.

Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

Under normal market conditions the portfolio allocation range for the Small Company Fund will be:

                                                     % of Total Assets
                                                     =================

         Equity securities                                70 - 99%
         Money market instruments                          1 - 30%

Under certain conditions, the Advisor may choose to temporarily invest up to 100% of the Fund's assets in cash and cash equivalents as a temporary defensive position.

Money Market Instruments. Money market instruments may be purchased when the Advisor believes interest rates are rising, the prospect for capital appreciation in the equity and longer term fixed income securities' markets are not attractive, or when the "yield curve" favors short-term fixed income instruments versus longer term fixed income instruments. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of each Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities, corporate debt securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes) rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Advisor's opinion. The Advisor may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from each Fund's investment approach and assume temporarily a defensive portfolio posture, increasing the Fund's percentage investment in money market instruments, even to the extent that 100% of the Fund's assets may be so invested.

U.S. Government  Securities.  Each Fund may invest a portion of its portfolio in
U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g.
GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares. Investment by the Equity and Small Company Funds in U.S. Government Securities will generally be limited to money market instruments as described above.

Securities issued by the U.S. Government may be acquired by the Balanced Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). The Balanced Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Corporate Debt Securities. The Balanced Fund may invest in U.S. dollar denominated corporate debt securities of domestic issuers limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) that meet the minimum ratings criteria set forth for the Balanced Fund, or, if unrated, are in the Advisor's opinion comparable in quality to corporate debt securities in that the Fund may invest. The Equity and Small Company Funds may invest in convertible bonds of domestic issuers meeting such quality requirements and other corporate debt securities generally in the form of money market instruments as described above.

Repurchase Agreements. Each Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to seven days of the purchase. The Funds will not enter into any repurchase agreement that will cause more than 10% of their net assets to be invested in repurchase agreements that extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Funds will not engage in reverse repurchase transactions, which are considered to be borrowings under the 1940 Act.

Foreign Securities. Each Fund may invest in the securities of foreign private issuers. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Funds will limit foreign investments to those traded domestically as American Depository Receipts (ADRs). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

Investment Companies. In order to achieve its investment objective, each Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's assets. To the extent a Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Funds will not invest in real estate (including mortgage loans and limited partnership interests), but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Funds may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Funds are not limited in the amount of these types of real estate securities they may acquire, it is not presently expected that within the next 12 months the Funds will have in excess of 10% of their assets in real estate securities.

                                  RISK FACTORS

Investment Policies and Techniques. Reference should be made to "Investment Objective and Policies" above for a description of special risks presented by the investment policies of the Funds and the specific securities and investment techniques that may be employed by the Funds, including the risks associated with repurchase agreements and foreign securities. A more complete discussion of certain of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information.

Fluctuations in Value. To the extent that the major portion of the Funds' portfolios consists of common stocks, it may be expected that their net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. The fixed income securities in which the Balanced Fund will invest are also subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or from changes in the creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would have a depressing influence on the Balanced Fund's net asset value. Although certain of the U.S. Government Securities in which the Funds may invest are guaranteed as to timely payment of principal and interest, the market value of the securities, upon which the Funds' net asset value is based, will fluctuate due to the interest rate risks described above. Additionally, not all U.S. Government Securities are backed by the full faith and credit of the U.S. Government. Because there is risk in any investment, there can be no assurance that the Funds will achieve their investment objective.

Small Company Securities. To the extent that the Small Company Fund will consist principally of companies with a smaller market capitalization, shorter operating history, and smaller level of annual gross revenues than would be common in a typical large capitalization growth fund, and given that such companies have historically exhibited greater volatility of share price, the Small Company Fund may be subject to greater fluctuation than a portfolio of larger companies or a portfolio containing mostly fixed income securities.

Portfolio Turnover. Each Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also have capital gains tax consequences. The portfolio turnover rate for each Fund since inception is set forth under "Financial Highlights" above.

Illiquid Investments. Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of each Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Funds to sell illiquid investments promptly at an acceptable price. The Funds may not invest in restricted securities, which are securities that cannot be sold to the public without registration under the federal securities laws.

Forward Commitments and When-Issued Securities. Each Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. Each Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

To  limit  each  Fund's  exposure  to  risk,  the  Funds  have  adopted  certain fundamental investment limitations. Some of these restrictions are that the Funds will not: (1) issue senior securities, borrow money or pledge their assets; (2) make loans of money or securities, except that the Funds may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other not readily marketable securities, are limited to 10% of the Funds' net assets); (3) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of their total assets would be invested in such securities; (4) purchase foreign securities, except that the Funds may purchase foreign securities sold as ADRs without limit; (5) write, purchase, or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, or invest in oil, gas, or mineral leases or exploration programs, or real estate (but the Funds may invest in readily marketable securities of REITs or other companies that own or deal in real estate or oil, gas, or mineral leases or exploration programs); (6) invest more than 5% of their total assets at cost in the securities of any one issuer nor hold more than 10% of the voting stock of any issuer; and (7) invest in restricted securities. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Funds' investment objectives can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in the Funds' Prospectus, or in the Statement of Additional Information, as being fundamental, is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Funds' portfolio securities will generally not constitute a violation of such limitation. If the limitation on illiquid securities is exceeded, however, through a change in values, net assets, or other circumstances, the Funds would take appropriate steps to protect liquidity by changing their portfolio.

                              FEDERAL INCOME TAXES

Taxation of the Funds. The Internal Revenue Code of 1986, as amended (the "Code"), treats each series in the Trust, including the Funds, as a separate regulated investment company. Each series of the Trust, including the Funds, intends to qualify or remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Funds will not be liable for federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right for any series of the Trust, including the Funds, to determine for any particular year if it is advantageous not to qualify as a regulated investment company. Regulated investment companies, such as each series of the Trust, including the Funds, are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar year basis, and capital gain net income, using an October 31 year-end measuring period. The Funds intend to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

For the fiscal year ended March 31, 1998, the Equity Fund and the Balanced Fund were each considered a "personal holding company" under the Code since 50% of the value of each Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a result, each Fund was unable to meet the requirements for taxation as a regulated investment company and will be unable to meet such requirements as long as it is classified as a personal holding company. As a personal holding company, each Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. For the fiscal year ended March 31, 1998, however, no provision was made for federal income taxes since substantially all taxable income was distributed to shareholders. For the current fiscal year, each Fund anticipates that either it will qualify as a regulated investment company under the Code or, if still considered a personal holding company, it will distribute substantially all of its taxable income for the current fiscal year to shareholders in order to avoid individual income taxes.

Taxation of Shareholders. For federal income tax purposes, any dividends and distributions from short-term capital gains that a shareholder receives in cash from the Funds or which are re-invested in additional shares will be taxable ordinary income. If a shareholder is not required to pay a tax on income, he will not be required to pay federal income taxes on the amounts distributed to him. A dividend declared in October, November or December of a year and paid in January of the following year will be considered to be paid on December 31 of the year of declaration.

Distributions paid by the Funds from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time an investor has owned shares in the Funds. Capital gain distributions are made when the Funds realize net capital gains on sales of portfolio securities during the year. Dividends and capital gain distributions paid by the Funds shortly after shares have been purchased, although in effect a return of investment, are subject to federal income taxation.

The sale of shares of the Funds is a taxable event and may result in a capital gain or loss. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual fund).

The Trust will inform shareholders of the Funds of the source of their dividends and capital gains distributions at the time they are paid and, promptly after the close of each calendar year, will issue an information return to advise shareholders of the federal tax status of such distributions and dividends. Dividends and distributions may also be subject to state and local taxes. Shareholders should consult their tax advisors regarding specific questions as to federal, state or local taxes.

Federal income tax law requires investors to certify that the social security number or taxpayer identification number provided to the Funds is correct and that the investor is not subject to 31% withholding for previous under-reporting to the Internal Revenue Service (the "IRS"). Investors will be asked to make the appropriate certification on their application to purchase shares. If a shareholder of the Funds has not complied with the applicable statutory and IRS requirements, the Funds are generally required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends and redemption amounts).

                           DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute substantially all of its net investment income, if any, in the form of dividends. Each Fund will generally pay income dividends, if any, quarterly, and will generally distribute net realized capital gains, if any, at least annually.

Unless a shareholder elects to receive cash, dividends and capital gains will be automatically reinvested in additional full and fractional shares of the same Class of the Funds at the net asset value per share next determined. Reinvested dividends and capital gains are exempt from any sales load. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Funds at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. That request must be received by the Funds prior to the record date to be effective as to the next dividend. If cash payment is requested, checks will be mailed within five business days after the last day of each quarter or each Fund's fiscal year end, as applicable. Each shareholder of the Funds will receive a quarterly summary of his or her account, including information as to reinvested dividends from the Funds. Tax consequences to shareholders of dividends and distributions are the same if received in cash or in additional shares of the Funds.

In order to satisfy certain requirements of the Code, the Funds may declare special year-end dividend and capital gains distribution during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Funds and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. Each Fund's net investment income available for distribution to holders of Institutional Shares will be reduced by the amount of any expenses allocated to the Institutional Shares.

                              HOW SHARES ARE VALUED

Net asset value for each Class of Shares of the Funds is determined at the time trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time), Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The net asset value of the shares of each Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments and other assets, less all of its liabilities, divided by the number of its outstanding shares. Net asset value is determined separately for each Class of Shares of a Fund and reflects any liabilities allocated to a particular Class as well as the general liabilities of the Fund.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Funds. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the last quoted bid price. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fixed  income  securities  will  ordinarily  be traded  on the  over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. Such matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the Advisor and other pricing sources deemed relevant by the pricing agent.

                           HOW SHARES MAY BE PURCHASED

Assistance in opening accounts and a purchase application may be obtained from the Funds by calling 1-800-525-3863, or by writing to the Funds at the address shown below for purchases by mail. Assistance is also available through any broker-dealer authorized to sell shares in the Funds. Payment for shares purchased may also be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at each Fund's net asset value next determined after your order is received by the Fund in proper form as indicated herein.

The minimum initial investment is $10,000 ($2,000 for IRAs and Keogh Plans). The minimum subsequent investment is $500. The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may invest in the following ways:

Purchases by Mail. Shares may be purchased initially by completing the application accompanying this Prospectus and mailing it, together with a check payable to the applicable Fund, to the Brown Capital Management Funds, Institutional Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Subsequent investments in an existing account in the Funds may be made at any time by sending a check payable to the applicable Fund, to the address stated above. Please enclose the stub of your account statement and include the amount of the investment, the name of the account for which the investment is to be made and the account number. Please remember to add a reference to the applicable Fund and to "Institutional Shares" to your check to ensure proper credit to your account.

Purchases by Wire. To purchase shares by wiring federal funds, each Fund must first be notified by calling 1-800-525-3863 to request an account number and furnish the Fund with your tax identification number. Following notification to a Fund, federal funds and registration instructions should be wired through the Federal Reserve System to:

      First Union National Bank of North Carolina
      Charlotte, North Carolina
      ABA # 053000219 For credit to either:
        The Brown Capital Management Equity Fund
          Acct #2000000861768
                 OR
        The Brown Capital Management Balanced Fund
          Acct #2000000861917
                 OR
        The Brown Capital Management Small Company Fund
          Acct #2000000861904
        For further credit to (shareholder's name and SS# or EIN#)

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. A completed application with signature(s) of registrant(s) must be mailed to the applicable Fund immediately after the initial wire as described under "Purchases by Mail" above. Investors should be aware that some banks may impose a wire service fee.

General. All purchases of shares are subject to acceptance and are not binding until accepted. Each Fund reserves the right to reject any application or investment. Orders received by the Fund and effective prior to the time trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time, Monday through Friday, exclusive of business holidays) will purchase shares at the net asset value determined at that time. Orders received by the Fund and effective after the close of trading, or on a day when the New York Stock Exchange is not open for business, will purchase shares at the net asset value next determined. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Fund. Investors may be charged a fee if they effect transactions in the Fund shares through a broker or agent.

The Fund may enter into agreements with one or more brokers or other agents, including discount brokers and other brokers associated with investment programs, including mutual fund "supermarkets," and agents for qualified employee benefit plans, pursuant to which such brokers or other agents may be authorized to accept on the Fund's behalf purchase and redemption orders that are in "good form." Such brokers or other agents may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Under such circumstances, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, agent, or, if applicable, other designee, accepts the order. Such orders will be priced at the Fund's net asset value next determined after they are accepted by an authorized broker, agent, or other designee. The Fund may pay fees to such brokers or other agents for their services, including without limitation, administrative, accounting, and recordkeeping services.

If checks are returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any fund of the Trust already owned by any purchaser whose order is canceled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Funds, at their sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the applicable Fund. See the Statement of Additional Information for additional information on purchases in kind.

Each Fund is required by federal law to withhold and remit to the IRS 31% of the dividends, capital gains distributions and, in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Funds, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622 (the "Distributor"), is the national distributor for the Funds under a Distribution Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others. Richard K. Bryant, a Trustee of the Trust and an officer of another series of the Trust, and Elmer O. Edgerton, Jr., an officer of another series of the Trust, control the Distributor. Messrs. Bryant and Edgerton are not officers of the Funds.

The Distributor, at its expense, may provide compensation to dealers in connection with sales of shares of the Funds. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Funds or their shareholders.

Exchange Feature. Investors will have the privilege of exchanging shares of a Fund for shares of another Fund or shares of any other series of the Trust established by the Advisor. An exchange is a taxable transaction that involves the simultaneous redemption of shares of one series and purchase of shares of another series at the respective closing net asset value next determined after a request for redemption has been received plus applicable sales charge. Each series of the Trust will have a different investment objective, which may be of interest to investors in each series. Shares of a Fund may be exchanged for shares of another Fund or shares of any other series of the Trust affiliated with the Advisor at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid in connection with the shares being exchanged. For example, if a 2% sales charge was paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct a Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the Fund or other series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for any other Class of Shares of the Funds.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Funds. Such a pattern may, at the discretion of the Advisor, be limited by a Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice. The Advisor will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of a Fund or its other shareholders.

A shareholder should consider the investment objectives and policies of any other Fund or series into which the shareholder will be making an exchange, as described in the prospectus for that other Fund or series. The Board of Trustees of the Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Funds will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

                           HOW SHARES MAY BE REDEEMED

Shares of the Fund may be redeemed (the Fund will repurchase them from shareholders) by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. Redemption orders received in proper form, as indicated herein, by the Fund, whether by mail or telephone, prior to the time trading closes on the New York Stock Exchange (currently 4:00 p.m. New York time, Monday through Friday), will redeem shares at the net asset value determined at that time. Redemption orders received in proper form by the Fund after the close of trading, or on a day when the New York Stock Exchange is not open for business, will redeem shares at the net asset value next determined. There is no charge for redemptions from the Fund other than possible charges for wiring redemption proceeds. You may also redeem your shares through a broker-dealer or other institution, who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having a net asset value of less than $1,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30 days written notice. If the shareholder brings his account net asset value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds, at 1-800-525-3863, or write to the address shown below.

Regular Mail Redemptions. Your request should be addressed to The Brown Capital Management Funds, Institutional Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request for redemption must include:

1) Your letter of instruction specifying the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   Any required signature guarantees (see "Signature Guarantees" below); and

3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be sent to you within seven days after receipt of your redemption request. However, each Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases the net asset value next determined after the receipt of the request for redemption will be used in processing the redemption. Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

Telephone and Bank Wire Redemptions. Each Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. A Fund will redeem shares when requested by the shareholder if, and only if, the shareholder confirms redemption instructions in writing.

A Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-972-1908). The confirmation instructions must include:

1)   Designation of the Equity, Balanced, or Small Company Fund;

2)   Shareholder name and account number;

3)   Number of shares or dollar amount to be redeemed;

4)   Instructions for transmittal of redemption funds to the shareholder; and

5) Shareholder signature as it appears on the application then on file with the applicable Fund.

The net asset  value used in  processing  the  redemption  will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Funds may not be redeemed by wire on days on which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds. (See "Signature Guarantees" below.) Each Fund reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Fund believes it to be in the best interest of the shareholders to do so. During drastic economic and market conditions, telephone redemption privileges may be difficult to implement.

The Funds in their discretion may choose to pass through to redeeming shareholders any charges by the Custodian for wire redemptions. The Custodian currently charges $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Funds, the charge will be deducted automatically from the shareholder's account by redemption of shares in the account. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-800-525-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Funds. Telephone redemption privileges authorize the applicable Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. Each Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and, if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of a Fund valued at $10,000 or more at current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. Call or write the Funds for an application form. See the Statement of Additional Information for further details.

Signature  Guarantees.  To  protect  your  account  and the  Funds  from  fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change exchange privileges or telephone redemption service other than through your initial account application, and (3) requests for redemptions in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for redemption, establishment or change in exchange privileges, or change of registration.

                             MANAGEMENT OF THE FUNDS

Trustees and Officers. Each Fund is a diversified series of The Nottingham Investment Trust II (the "Trust"), an investment company organized as a Massachusetts business trust on October 25, 1990. The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth in the Statement of Additional Information under "Management of the Funds - Trustees and Officers." The Board of Trustees of the Trust is primarily responsible for overseeing the conduct of the Trust's business. The Board of Trustees elects the officers of the Trust who are responsible for its and the Funds' day-to-day operations.

The Advisor. Subject to the authority of the Board of Trustees, Brown Capital Management, Inc. (the "Advisor") provides each Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust.

The Advisor is registered under the Investment Advisors Act of 1940, as amended. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission. The Advisor, established as a Maryland corporation in 1983, is controlled by Eddie
C. Brown. The Advisor currently serves as investment advisor to approximately $4.0 billion in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Funds, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation. The Advisor's address is 809 Cathedral Street, Baltimore, Maryland 21201.

Compensation of the Advisor with regard to the Equity Fund, based upon the Fund's daily average net assets, is at the annual rate of 0.65% of the first $25 million of net assets and 0.50% of all assets over $25 million. The Advisor has voluntarily waived substantially all of its fee and reimbursed a portion of the Fund's operating expenses for the fiscal year ended March 31, 1998. The total fees waived amounted to $41,375 (the Advisor received $251) and expenses reimbursed amounted to $8,549.

Compensation of the Advisor with regards to the Balanced Fund, based upon the Fund's daily average net assets, is at the annual rate of 0.65% of the first $25 million of net assets and 0.50% of all assets over $25 million. The Advisor has voluntarily waived its fee and reimbursed a portion of the Fund's operating expenses for the fiscal year ended March 31, 1998. The total fees waived amounted to $32,686 and expenses reimbursed amounted to $18,899.

Compensation of the Advisor with regards to the Small Company Fund, based upon the Fund's daily average net assets, is at the annual rate of 1.00%. The Advisor has voluntarily waived a portion of its fee for the fiscal year ended March 31, 1998. The total fees waived amounted to $51,594 (the Advisor received $41,776 of its fee).

The Advisor supervises and implements the investment activities of each Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in each Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Funds may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Investment Objective and Policies Investment Transactions" in the Statement of Additional Information.

Eddie C. Brown, a director, executive officer, and controlling shareholder of the Advisor and Trustee and executive officer of the Trust, has been responsible for day-to-day management of each Fund's portfolio since its inception in 1992. He has been with the Advisor since its inception.

The Administrator. The Trust has entered into an Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069. Subject to the authority of the Board of Trustees, the services the Administrator provides to the Fund include coordinating and monitoring any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; and preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents. For its administrative services, the Administrator is entitled to receive from the Fund a fee based on the average daily net assets of the Fund, in addition to a base monthly fee for accounting and recordkeeping services. The Administrator also performs certain accounting and pricing services for the Fund as pricing agent, including the daily calculation of the Fund's net asset value, for which it receives certain charges and is reimbursed for out-of-pocket expenses.

The Administrator was incorporated as a North Carolina corporation in 1988. With its predecessors and affiliates, the Administrator has been operating as a financial services firm since 1985. Frank P. Meadows III is the firm's Managing Director and controlling shareholder.

The Transfer Agent. North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Funds' transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Fund is charged a recordkeeping fee based on the number of shareholders in the Fund and an annual fee for shareholder administration services.

The Transfer Agent, whose address is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

The Custodian. First Union National Bank of North Carolina (the "Custodian"), Two First Union Center, Charlotte, North Carolina 28288-1151, serves as Custodian of each Fund's assets. The Custodian acts as the depository for each Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties.

Other Expenses. Each Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, Administrator, and Transfer Agent, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. Each Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including each Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable. Any expenses relating only to a particular Class of Shares of the Funds will be borne solely by such Class. Each Fund's expense ratio for prior fiscal years, calculated both before and after fee waivers and expense reimbursements, if any, is indicated under "Financial Highlights" above.

                                OTHER INFORMATION

Description of Shares. The Trust was organized as a Massachusetts business trust on October 25, 1990, under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares. The Trust currently has the number of authorized series of shares, including the Funds, and classes of shares, described in the Statement of Additional Information under "Description of the Trust." Pursuant to its authority under the Declaration of Trust, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two Classes ("Investor Shares" and "Institutional Shares") representing equal pro rata interests in each Fund, except that the Classes bear different expenses that reflect the differences in services provided to them. Investor Shares bear potential distribution expenses and service fees. Institutional Shares bear no shareholder servicing or distribution fees. As a result of different charges, fees, and expenses between the Classes, the total return on each Fund's Investor Shares will generally be lower than the total return on the Institutional Shares. Standardized total return quotations will be computed separately for each Class of Shares of the Funds.

THIS PROSPECTUS RELATES TO EACH FUND'S INSTITUTIONAL SHARES AND DESCRIBES ONLY THE POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS PERTAINING TO THE INSTITUTIONAL SHARES. EACH FUND ALSO ISSUES A CLASS OF INVESTOR SHARES. SUCH OTHER CLASS MAY HAVE DIFFERENT SALES CHARGES AND EXPENSES, WHICH MAY AFFECT PERFORMANCE. INVESTORS MAY CALL THE FUNDS AT 1-800-525-3863 TO OBTAIN MORE INFORMATION CONCERNING OTHER CLASSES AVAILABLE TO THEM THROUGH THEIR SALES REPRESENTATIVE. INVESTORS MAY OBTAIN INFORMATION CONCERNING THOSE CLASSES FROM THEIR SALES REPRESENTATIVE, THE DISTRIBUTOR, THE FUNDS, OR ANY OTHER PERSON WHICH IS OFFERING OR MAKING AVAILABLE TO THEM THE SECURITIES OFFERED IN THIS PROSPECTUS.

When issued, the shares of each series of the Trust, including the Funds, and each class of shares, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

The Trust's shareholders will vote in the aggregate and not by series (fund) or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, such as each Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series or class are entitled to vote on matters affecting only that series or class. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

Reporting to Shareholders. Each Fund will send to its shareholders Annual and Semi-Annual Reports; the financial statements appearing in Annual Reports for each Fund will be audited by independent accountants. In addition, the Funds will send to each shareholder having an account directly with the Funds a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding the Funds may be directed in writing to 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling 1-800-525-3863.

Calculation of Performance Data. From time to time each Fund may advertise its average annual total return for each Class of Shares. The "average annual total return" refers to the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If a Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, each Fund may advertise other total return performance data other than average annual total return for each Class of Shares. This data shows as a percentage rate of return encompassing all elements of return (i.e. income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Such other total return data may be quoted for the same or different periods as those for which average annual total return is quoted. This data may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in a Fund for various periods.

The total return of a Fund could be increased to the extent the Advisor may waive all or a portion of its fees or may reimburse all or a portion of the Fund's expenses. Total return figures are based on the historical performance of the Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance. Each Fund's quotations may from time to time be used in advertisements, sales literature, shareholder reports, or other communications. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Advisor. This Prospectus does not constitute an offering in any state in which an offering may not lawfully be made.

Each Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase shares are subject to acceptance by each Fund and are not binding until confirmed or accepted in writing.

                       The Brown Capital Management Funds
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-525-3863

                               Investment Advisor
                         Brown Capital Management, Inc.
                              809 Cathedral Street
                            Baltimore, Maryland 21201

                                   Distributor
                         Capital Investment Group, Inc.
                              Post Office Box 32249
                          Raleigh, North Carolina 27622

                                    Custodian
                   First Union National Bank of North Carolina
                             Two First Union Center
                      Charlotte, North Carolina 28288-1151

                              Independent Auditors
                              Deloitte & Touche LLP
                               2500 One PPG Place
                       Pittsburgh, Pennsylvania 15222-5401

                ------------------------------------------------


                                THE BROWN CAPITAL
                                MANAGEMENT FUNDS

                               INSTITUTIONAL CLASS

                      ------------------------------------















                                   PROSPECTUS






                                 August 1, 1998

                                     PART B
                                     ======

                       STATEMENT OF ADDITIONAL INFORMATION

                            WST GROWTH & INCOME FUND

                                 August 1, 1998

                                   A Series of
                       THE NOTTINGHAM INVESTMENT TRUST II
                107 North Washington Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-525-3863



                                                          Table of Contents

INVESTMENT OBJECTIVE AND POLICIES.......................................................................................  2
INVESTMENT LIMITATIONS..................................................................................................  6
NET ASSET VALUE.........................................................................................................  7
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................................................................  8
DESCRIPTION OF THE TRUST................................................................................................  9
ADDITIONAL INFORMATION CONCERNING TAXES................................................................................  10
MANAGEMENT OF THE FUND.................................................................................................. 11
SPECIAL SHAREHOLDER SERVICES............................................................................................ 17
ADDITIONAL INFORMATION ON PERFORMANCE................................................................................... 18
APPENDIX A - DESCRIPTION OF RATINGS..................................................................................... 20
ANNUAL REPORT OF THE FUND FOR THE FISCAL PERIOD ENDED MARCH 31, 1998...............................................ATTACHED


This Statement of Additional Information (the "Additional Statement") is meant to be read in conjunction with the Prospectus, dated the same date as this Additional Statement, for the WST Growth & Income Fund (the "Fund") relating to the Fund's Investor Shares and Institutional Shares, as each Prospectus may be amended or supplemented from time to time, and is incorporated by reference in its entirety into each Prospectus. Because this Additional Statement is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. This Additional Statement is not a prospectus but is incorporated by reference in each Prospectus in its entirety. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus for each Class of Shares of the Fund. The Fund has no prior operating history.

Additional  Information  on  Fund  Instruments.   Attached  to  this  Additional
Statement is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest.

Investment Transactions. Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short term trading to achieve its investment objectives.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the spread or commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spread or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which the Advisor exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor (including the Distributor), if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal period ended March 31, 1998, the Fund paid brokerage commissions of $15,215.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resell it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to five days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days.

Description of Money Market Instruments. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Options Trading. The Fund may also purchase or sell certain put and call options for hedging purposes. This is a highly specialized activity that entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by the Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

The obligation of the Fund to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. The Fund will write an option on a particular security only if the Advisor believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

When the Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

Stock Index Options. The Fund may purchase or sell put and call stock index options for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market values of the stocks included in the index.

The Fund may purchase call and put stock index options in an attempt to either hedge against the risk of unfavorable price movements adversely affecting the value of the Fund's securities, or securities the Fund intends to buy, or otherwise in furtherance of the Fund's investment objectives. The Fund will sell (write) stock index options for hedging purposes or in order to close out positions in stock index options which the Fund has purchased.

The Fund's use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability of the Advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements in the Fund's portfolio securities. Inasmuch as the Fund's portfolio securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of the Fund's put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund's portfolio securities that would result in a loss on both such portfolio securities and the options on stock indexes acquired by the Fund.

Lower Rated Debt Securities. The Fund may invest in debt securities which are rated Caa or higher by Moody's or CCC or higher by S&P or Fitch or equivalent unrated securities. However, the Fund may not invest more than 15% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P or Fitch or securities not rated by Moody's, S&P or Fitch which the Advisor deems to be of equivalent quality. Bonds rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing, and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment in investment-grade bonds (i.e., bonds rated BBB or better by S&P or Fitch or Baa or better by Moody's).

An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on the Fund's net asset value to the extent it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Advisor will attempt to reduce these risks through diversification of the Fund's portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.


                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

1. Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests, in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

3.   Invest  25% or more of the  value of its total  assets in any one  industry
     (except  that  securities  of  the  U.S.  Government,   its  agencies,  and
     instrumentalities are not subject to this limitation);

4. Invest for the purpose of exercising control or management of another issuer;

5. Purchase or sell commodities or commodities contracts; real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

6. Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

7. Participate on a joint or joint and several basis in any trading account in securities;

8. Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act; or

9. Make loans of money or securities, except that the Fund may invest in repurchase agreements, money market instruments, and other debt securities.

The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1. Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

2. Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

3. Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

4. Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options (except that the Fund may engage in options transactions to the extent described in the Prospectus);

5. Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) While the Fund has reserved the right to make short sales "against the box," the Advisor has no present intention of engaging in such transactions at this time or during the coming year; or

6. Purchase foreign securities other than those traded on domestic U.S. exchanges and other foreign debt securities as described in the Prospectus.


                                 NET ASSET VALUE

The net asset value per share of each Class of Shares of the Fund is determined at the time trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be considered a business holiday on which the net asset value of each Class of Shares of the Fund will not be calculated.

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Board of Trustees approves such allocation. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

For the fiscal period ended March 31, 1998, the total expenses of the Fund, after fee waivers and expense reimbursements, were $45,193.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value, plus a sales charge for Investor Shares of the Fund. Capital Investment Group, Inc. (the "Distributor"), receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions. The current schedule of sales charges and related dealer discounts and brokerage commissions is set forth in the Prospectus for the Investor Shares, along with the information on rights of accumulation and letters of intent. See "How Shares May Be Purchased" in the Prospectus.

Plan Under Rule 12b-1. The Trust has adopted a Plan of Distribution (the "Plan") for the Investor Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (see "How Shares May Be Purchased Distribution Plan" in the Prospectus). Under the Plan the Fund may expend up to 0.50% of the Investor Shares' average net assets annually to finance any activity which is primarily intended to result in the sale of Investor Shares of the Fund and the servicing of shareholder accounts, provided the Trust's Board of Trustees has approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells Investor Shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms, which receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan and the Distribution Agreement with the Distributor have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Board of Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund, and the Board of Trustees has made such a determination for the current year of operations under the Plan. The Plan and the Distribution Agreement may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the Fund's outstanding Investor Shares. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the Investor Shares' outstanding voting stock, as well as by a majority vote of those trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the trustees including a majority of the independent Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.

For the fiscal period ended March 31, 1998, the Fund expended $847 under the Plan. Such costs were spent primarily on compensation to sales personnel for sale of Investor Shares.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "How Shares May Be Redeemed," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts's law on October 25, 1990. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the shares of eight series, as follows: WST Growth & Income Fund managed by Wilbanks, Smith & Thomas Asset Management, Inc. of Norfolk, Virginia; Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; ZSA Asset Allocation Fund managed by Zaske, Sarafa & Associates, Inc. of Birmingham, Michigan; Investek Fixed Income Trust managed by Investek Capital Management, Inc. of Jackson, Mississippi; The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund and The Brown Capital Management Small Company Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland, and The CarolinasFund managed by Morehead Capital Advisors, L.L.C. of Charlotte, North Carolina. The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A matter affects a series or class unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this Additional Statement, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this Additional Statement, shares of the Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including the Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Trustees and executive officers of the Trust, their ages, and their principal occupations for the last five years are as follows:


 Name, Age, Position(s)                               Principal Occupation(s)
       and Address                                    During Past 5 Years

Jack E. Brinson, 65                                   President, Brinson Investment Co.
Trustee and Chairman                                  President, Brinson Chevrolet, Inc.
1105 Panola Street                                    Tarboro, North Carolina
Tarboro, North Carolina  27886

Eddie C. Brown, 56                                    President
Trustee*                                              Brown Capital Management, Inc.
President                                             Baltimore, Maryland
The Brown Capital Management Funds
809 Cathedral Street
Baltimore, Maryland 21201

Richard K. Bryant, 38                                 President
Trustee*                                              Capital Investment Group, Inc.
President                                             Raleigh, North Carolina
Capital Value Fund                                    Vice President
Vice President                                        Capital Investment Counsel, Inc.
CarolinasFund                                         Raleigh, North Carolina
Post Office Box 32249
Raleigh, North Carolina  27622


Elmer O. Edgerton, Jr., 56                            President
Vice President                                        Capital Investment Counsel, Inc.
Capital Value Fund                                    Raleigh, North Carolina
Post Office Box 32249                                 Vice President
Raleigh, North Carolina  27622                        Capital Investment Group, Inc.
                                                      Raleigh, North Carolina

Douglas S. Folk, 37                                   Vice President
Vice President                                        Investek Capital Management, Inc.
Investek Fixed Income Trust                           Jackson, Mississippi, since 1996; previously
317 East Capitol                                      Portfolio Manager, Southern Farm Bureau Life Insurance Company
Jackson, Mississippi  39201                           Jackson, Mississippi

R. Mark Fields, 45                                    Vice President
Vice President                                        Investek Capital Management
Investek Fixed Income Trust                           Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

John M. Friedman, 54                                  Vice President
Vice President                                        Investek Capital Management
Investek Fixed Income Trust                           Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

Keith A. Lee, 37                                      Vice President
Vice President                                        Brown Capital Management, Inc.
The Brown Capital Management Funds                    Baltimore, Maryland
309 Cathedral Street
Baltimore, Maryland  21201

Michael T. McRee, 54                                  President
President                                             Investek Capital Management, Inc.
Investek Fixed Income Trust                           Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

Anmar K. Sarafa, 37                                   President
Vice President                                        Zaske, Sarafa & Associates, Inc.
The ZSA Funds                                         Birmingham, Michigan
Suite 200
355 South Woodward Avenue
Birmingham, Michigan  48009

Thomas W. Steed, 40                                   Senior Corporate Attorney
Trustee                                               Hardee's Food Systems
101 Bristol Court                                     Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

J. Buckley Strandberg, 38                             Vice President
Trustee                                               Standard Insurance and Realty
Post Office Box 1375                                  Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

Norwood A. Thomas, Jr. 65                             Executive Vice President
Executive Vice President                              Wilbanks, Smith & Thomas Asset Management
WST Growth & Income Fund                              Norfolk, Virginia
One Commercial Place, Suite 1450
Norfolk, Virginia 23510

C. Frank Watson III, 27                               Vice President
Secretary                                             The Nottingham Company
105 North Washington Street                           Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

Wayne F. Wilbanks, 38                                 President
President                                             Wilbanks, Smith & Thomas Asset Management
WST Growth & Income Fund                              Norfolk, Virginia
One Commercial Place, Suite 1450
Norfolk, Virginia 23510

Julian G. Winters, 29                                 Legal and Compliance Director
Treasurer and Assistant Secretary                     The Nottingham Company
105 North Washington Street                           Rocky Mount, North Carolina,
Rocky Mount, North Carolina  27802                    since  1996;   previously  Operations  Manager,  Tar
                                                      Heel Medical, Nashville, North Carolina

Arthur E. Zaske, 50                                   Chairman and Chief Investment Officer
President                                             Zaske, Sarafa, & Associates, Inc.
The ZSA Funds                                         Birmingham, Michigan
Suite 200
355 South Woodward Avenue
Birmingham, Michigan  48009
-------------------------------

* Indicates that Trustee is an "interested person" of the Trust for purposes of the 1940 Act because of his position with one of the investment advisors to the Trust.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.


                                        Compensation Table*


                                                  Pension
                                                 Retirement                            Total
                                Aggregate         Benefits         Estimated       Compensation
     Name of Person,          Compensation       Accrued As          Annual       from the Trust
        Position                from the        Part of Fund     Benefits Upon        Paid to
                                  Trust           Expenses         Retirement        Trustees

Jack E. Brinson                  $8,500             None              None            $8,500
Trustee

Eddie C. Brown                    None              None              None             None
Trustee

Richard K. Bryant                 None              None              None             None
Trustee

Thomas W. Steed                  $8,500             None              None            $8,500
Trustee

J. Buckley Strandberg            $7,600             None              None            $7,600
Trustee



*Figures are for the fiscal year ended March 31, 1998.

Principal Holders of Voting Securities. As of July 9, 1998, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 2% of the then outstanding shares of each Class of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of a Class of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of a Class of the Fund as of July 9, 1998.


     Name and Address of                           Amount and Nature of                                          Percent
     Beneficial Owner                              Beneficial Ownership*                                         of Class


                                           INSTITUTIONAL SHARES


     Koochekzadeh Consolidated Trusts                  135,607.748 shares                                        20.090%
     Partnerships
     5600 Wisconsin Ave., Apt. 19C
     Chevy Chase, MD  20815

     Charles Schwab & Co., Inc.                         40,417.822 shares                                         5.988%
     fbo Our Customers
     Attn: Mutual Funds
     101 Montgomery St.
     San Francisco, CA  94104

     Wheat First Securities, Inc.                       35,994.241 shares                                         5.332%
     A/C 1549-6562NC
     Birdsong Charitable Foundation, Inc.
     Attn: George Y. Birdsong
     612 Madison Ave.
     Suffolk, VA  23434


                                             INVESTOR SHARES

     Frank J. Spence, Jr. & William J. Blackley          8,124.697 shares                                         7.353%
     Trustees for Elkin Family Practice, PA
     657 W. Main St.
     Elkin, NC  28621

     Interstate/Johnson Lane                             6,881.356 shares                                         6.227%
     fbo 215-81124-13
     Interstate Tower
     P.O. Box 1220
     Charlotte, NC  28201-1220

     Interstate/Johnson Lane                             6,881.356 shares                                         6.227%
     fbo 215-81124-14
     Interstate Tower
     P.O. Box 1220
     Charlotte, NC  28201-1220

     Interstate/Johnson Lane                             6,881.356 shares                                         6.227%
     fbo 215-81124-15
     Interstate Tower
     P.O. Box 1220
     Charlotte, NC  28201-1220

     Scott & Stringfellow, Inc.                          6,442.124 shares                                         5.830%
     fbo Wallace F. Hawkins, IRA
     122 Dominion Blvd.
     Chesapeake, VA  23320

     ----------------------

Investment Advisor. Information about Wilbanks, Smith & Thomas Asset Management, Inc. (the "Advisor") and its duties and compensation as Advisor are contained in the Prospectus.

The Advisor will receive a monthly management fee equal to an annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund and 0.65% on assets over $500 million. For the fiscal period ended March 31, 1998, the Advisor waived $18,741 of its $19,204 advisory fee and reimbursed $5,047 of the Fund's operating expenses.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Administrator and Transfer Agent. The Trust has entered into a Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fee at the annual rate of 0.175% of the average daily net assets of the Fund on the first $50 million; 0.15% of the next $50 million; 0.125% on the next $50 million; and 0.10% of its average daily net assets in excess of $150 million. In addition, the Administrator currently receives a base monthly fee of $2,000 for accounting and recordkeeping services for the Fund and $750 for each Class of Shares beyond the initial Class. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly. For the fiscal period ended March 31, 1998, the Administrator received Fund administration fees of $4,299 (waiving $182), Fund accounting fees of $8,000 (waiving $9,861), and registration and filing administration fees of $1,484.

The Administrator will perform the following services for the Fund: (1) coordinate with the Custodian and monitor the services it provides to the Fund;
(2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepare or supervise the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepare and, after approval by the Trust, file and arrange for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) review and submit to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund. For the fiscal period ended March 31, 1998, the Fund paid shareholder recordkeeping fees of $2,000 (after $1,031 was waived).

With the approval of the Trust, the Administrator has contracted with NC Shareholder Services, LLC (the "Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund. The address of the Transfer Agent is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.

Distributor. Capital Investment Group, Inc. (the "Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the "Distribution Agreement") approved by the Board of Trustees of the Trust.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc.

Either party upon 60 days prior written notice to the other party may terminate the Distribution Agreement.

For the fiscal period ended March 31, 1998, the aggregate dollar amount of sales charges on the sale of Investor Shares of the Fund was $16,467, of which the Distributor retained sales charges of $434.

Custodian. First Union National Bank of North Carolina (the "Custodian") serves as custodian for the Fund's assets. The Custodian's mailing address is Two First Union Center, Charlotte, North Carolina 28288. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian.

Independent Auditors. The firm of Deloitte & Touche, LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222-5401, serves as independent auditors for the Fund, and will audit the annual financial statements of the Fund and prepare the Fund's federal and state tax returns.


                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $5,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-525-3863, or by writing to:

                            WST Growth & Income Fund
                   [Investor Shares] or [Institutional Shares]
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each Class of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of each Class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)n = ERV

       Where:    T =       average annual total return.
               ERV =       ending  redeemable  value at the end of the  period
                           covered by the  computation of a hypothetical  $1,000
                           payment made at the beginning of the period.
                 P =       hypothetical  initial  payment of $1,000 from which
                           the maximum sales load is deducted.
                 n =       period covered by the computation, expressed in terms
                           of years.

The Fund may also compute the aggregate total return of each Class of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The aggregate total return of the Institutional Shares of the Fund for the period from September 30, 1997 (date of initial public investment) through March 31, 1998 was 12.72%. The aggregate total return of the Investor Shares of the Fund for the period from October 3, 1997 (date of initial public investment) through March 31, 1998 was 10.52% without reflecting the maximum 3.75% sales load and 6.37% after reflecting such sales load.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, the Lehman Aggregate Bond Index, or a combination of such indices. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Fund may acquire from time to time fixed income securities that meet the following minimum rating criteria ("Investment-Grade Debt Securities") (or if not rated, of equivalent quality as determined by the Advisor). Not more than 50% of the total fixed income portion of the portfolio (not more than 15% of the entire Fund) will be invested in fixed income securities that are not Investment-Grade Debt Securities. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Group. The following summarizes the highest four ratings used by Standard & Poor's Ratings Group ("S&P") for bonds that are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

       AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

       A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for debt in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds that are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt that is rated A possesses many favorable investment attributes and is to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt, which is rated Baa, is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds, which are rated Ba, B, Caa, Ca or C by Moody's, are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds, which are rated B generally, lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds, which are rated Caa, are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds, which are rated Ca, represent obligations, which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable rate demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors.
Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B and CCC by Fitch are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

       F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

May 20, 1998



Dear Shareholder:

It is our pleasure to report the results of the WST Growth & Income Fund for the fiscal year ending March 31, 1998. This is the Fund's first annual report, and we hope you have received the quarterly portfolio reviews. The Fund is off to a successful start with a total return since inception of 12.72% versus the 12.58% return of the Lipper Growth & Income Fund Index. We are especially pleased with these returns as the Fund held an above average level of money market funds. The average equity exposure was approximately 80% over this period versus the index of 91%, so risk adjusted performance was quite strong.

The Fund ended the quarter with approximately $7 million in assets. Interest in the Fund has increased as word has spread regarding its availability. The Fund is designed to produce long term appreciation with lower volatility using the firm's "Growth at a Reasonable Price" investment philosophy. Security selection is driven by the firm's exhaustive research efforts which have been strengthened recently with the addition of several new analysts. Research will drive returns during the future. Intelligent decisions allow the Fund's managers to purchase great businesses and sell companies which do not meet expectations.

Wilbanks, Smith & Thomas Asset Management Inc.'s view towards the financial markets remains positive although our internal indicators suggest a market correction is possible during the next several months. Rumors of a pending Fed rate increase is the "raison du jour" for a concern, but the Fund holds a stable of great businesses bought at reasonable prices with the majority of these companies posting record profits. We remain very positive about the outlook for your holdings for the next several years.

Interest rates will follow inflation and oil prices as they have historically. Both of these indicators remain at levels which suggest that no change in Fed policy is required. We continue to focus on our research efforts and will use market weakness to add to our favorite positions.

We would like to thank our shareholders for their support and confidence in the Fund. The principals of Wilbanks, Smith & Thomas remain among the largest shareholders of the Fund, so our interests are truly aligned with yours. The firm continues to invest in both personnel and technology so that we can maintain our edge in the research process. We anticipate a gradual shift in market leadership and managers will have an opportunity to more easily outperform the indices as the market becomes more selective. Again, performance will still be driven by strong research, and we are excited about the opportunities that lay ahead.

Please visit our website at wstam.com as you are "surfing the net". We welcome your comments and suggestions.



Wayne F. Wilbanks
L. Norfleet Smith, Jr.
Norwood A. Thomas, Jr.
T. Carl Turnage
Lawrence A. Bernert, III

May 20, 1998


Dear Shareholder:

It is our pleasure to report the results of the WST Growth & Income Fund for the fiscal year ending March 31, 1998. This is the Fund's first annual report, and we hope you have received the quarterly portfolio reviews. The Fund is off to a successful start with a total return since inception of 6.37% (net after 3.75% sales charge). Without the deduction of the maximum sales load, the total return of the Fund was 10.52%. We are especially pleased with these returns as the Fund held an above average level of money market funds. The average equity exposure was approximately 80% over this period versus the index of 91%, so risk adjusted performance was quite strong.

The Fund ended the quarter with approximately $7 million in assets. Interest in the Fund has increased as word has spread regarding its availability. The Fund is designed to produce long term appreciation with lower volatility using the firm's "Growth at a Reasonable Price" investment philosophy. Security selection is driven by the firm's exhaustive research efforts which have been strengthened recently with the addition of several new analysts. Research will drive returns during the future. Intelligent decisions allow the Fund's managers to purchase great businesses and sell companies which do not meet expectations.

Wilbanks, Smith & Thomas Asset Management Inc.'s view towards the financial markets remains positive although our internal indicators suggest a market correction is possible during the next several months. Rumors of a pending Fed rate increase is the "raison du jour" for a concern, but the Fund holds a stable of great businesses bought at reasonable prices with the majority of these companies posting record profits. We remain very positive about the outlook for your holdings for the next several years.

Interest rates will follow inflation and oil prices as they have historically. Both of these indicators remain at levels which suggest that no change in Fed policy is required. We continue to focus on our research efforts and will use market weakness to add to our favorite positions.

We would like to thank our shareholders for their support and confidence in the Fund. The principals of Wilbanks, Smith & Thomas remain among the largest shareholders of the Fund, so our interests are truly aligned with yours. The firm continues to invest in both personnel and technology so that we can maintain our edge in the research process. We anticipate a gradual shift in market leadership and managers will have an opportunity to more easily outperform the indices as the market becomes more selective. Again, performance will still be driven by strong research, and we are excited about the opportunities that lay ahead.

Please visit our website at wstam.com as you are "surfing the net". We welcome your comments and suggestions.



Wayne F. Wilbanks
L. Norfleet Smith, Jr.
Norwood A. Thomas, Jr.
T. Carl Turnage
Lawrence A. Bernert, III

                            WST GROWTH & INCOME FUND
                              Institutional Shares

                    Performance Update - $25,000 Investment
            For the period from September 30, 1997 to March 31, 1998


              WST Growth &    70% S&P 500 Index
              Income Fund     20% Lehman Inter Gov/Corp Bond   Lipper Growth &
              Inst. Shares    10% Russell 2000 Index           Income Fund Index

  9/30/97     25,000          25,000                           25,000

 10/31/97     24,202          24,367                           24,170

 11/30/97     24,775          25,147                           24,844

 12/31/97     25,502          25,539                           25,264

  1/31/98     25,428          25,778                           25,312

  2/28/98     27,000          27,264                           26,899

  3/31/98     28,180          28,390                           28,145



This graph depicts the performance of the WST Growth & Income Fund Institutional Shares versus the Lipper Growth and Income Fund Index and a combined index of 70% S&P 500 Index, 20% Lehman Intermediate Government/Corporate Bond Index, and 10% Russell 2000 Index. It is important to note that the WST Growth & Income Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Cumulative Total Return

-----------------------
    Since Inception
-----------------------
         12.72%
-----------------------



The graph assumes an initial $25,000 investment at September 30, 1997. All dividends and distributions are reinvested.

At March 31, 1998, the WST Growth & Income Fund Institutional Shares would have grown to $28,180 - total investment return of 12.72% since September 30, 1997.

At March 31, 1998, a similar investment in the Lipper Growth and Income Fund Index would have grown to $28,145 - total investment return of 12.58%; a combined index of 70% S&P 500 Index, 20% Lehman Intermediate Government/Corporate Bond Index, and 10% Russell 2000 Index would have grown to $28,390 - total investment return of 13.56%; since September 30, 1997.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                            WST GROWTH & INCOME FUND
                                Investor Shares

                    Performance Update - $10,000 Investment
             For the period from October 3, 1997 to March 31, 1998



              WST Growth &    70% S&P 500 Index
              Income Fund     20% Lehman Inter Gov/Corp Bond   Lipper Growth &
              Inv. Shares     10% Russell 2000 Index           Income Fund Index

   10/3/97     9,625          10,000                           10,000

  10/31/97     9,153           9,610                            9,507

  11/30/97     9,370           9,916                            9,772

  12/31/97     9,636          10,070                            9,937

   1/31/98     9,607          10,164                            9,956

   2/28/98    10,193          10,748                           10,580

   3/31/98    10,637          11,191                           11,070


This graph depicts the performance of the WST Growth & Income Fund Investor Shares versus the Lipper Growth and Income Fund Index and a combined index of 70% S&P 500 Index, 20% Lehman Intermediate Government/Corporate Bond Index, and 10% Russell 2000 Index. It is important to note that the WST Growth & Income Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Cumulative Total Return

-------------------------------------------------
                              Since Inception
-------------------------------------------------
No Sales Load                     10.52%
-------------------------------------------------
Maximum 3.75% Sales Load           6.37%
-------------------------------------------------


The graph assumes an initial $10,000 investment at October 3, 1997 ($9,625 after maximum sales load of 3.75%). All dividends and distributions are reinvested.

At March 31, 1998, the WST Growth & Income Fund Investor Shares would have grown to $10,637 - total investment return of 6.37% since October 3, 1997. Without the deduction of the 3.75% maximum sales load, the WST Growth & Income Fund Investor Shares would have grown to $11,052 - total investment return of 10.52% since October 3, 1997.

At March 31, 1998, a similar investment in the Lipper Growth and Income Fund Index would have grown to $11,070 - total investment return of 10.70%; a combined index of 70% S&P 500 Index, 20% Lehman Intermediate Government/Corporate Bond Index, and 10% Russell 2000 Index would have grown to $11,191 - total investment return of 11.91%; since October 3, 1997.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                                      WST GROWTH & INCOME FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Value
                                                                                                     Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 77.35%

       Aerospace & Defense - 4.43%
            AlliedSignal, Inc. ...................................................                    4,300               $  180,600
            The Boeing Company ...................................................                    2,600                  135,525
                                                                                                                          ----------
                                                                                                                             316,125
                                                                                                                          ----------
       Beverages - 2.99%
            PepsiCo, Inc. ........................................................                    5,000                  213,437
                                                                                                                          ----------

       Chemicals - Specialty - 1.93%
            Morton International .................................................                    4,200                  137,812
                                                                                                                          ----------

       Computers - 2.22%
            Hewlett-Packard Co. ..................................................                    2,500                  158,437
                                                                                                                          ----------

       Computer Software & Services - 0.66%
        (a) Oracle Corporation ...................................................                    1,500                   47,344
                                                                                                                          ----------

       Cosmetics & Personal Care - 2.07%
        (a) Playtex Products, Inc. ...............................................                   10,000                  147,500
                                                                                                                          ----------

       Direct Marketing - 2.53%
        (a) TeleSpectrum Worldwide Inc. ..........................................                   25,000                  181,250
                                                                                                                          ----------

       Diversified Manufacturing - 0.60%
            General Electric Company .............................................                      500                   43,000
                                                                                                                          ----------

       Electronics - Semiconductor - 2.72%
            Motorola, Inc. .......................................................                    3,200                  194,000
                                                                                                                          ----------

       Financial - Banks, Commercial - 6.42%
            NationsBank Corporation ..............................................                    2,600                  189,637
            Resource Bank ........................................................                    6,400                  268,800
                                                                                                                          ----------
                                                                                                                             458,437
                                                                                                                          ----------
       Financial - Banks, Money Center - 2.12%
            CCB Financial Corporation ............................................                    1,000                  110,625
            Chase Manhattan Corporation ..........................................                      300                   40,462
                                                                                                                          ----------
                                                                                                                             151,087
                                                                                                                          ----------
       Financial Services - 3.02%
            Equifax, Inc. ........................................................                    3,300                  120,450
            Fannie Mae ...........................................................                    1,500                   94,875
                                                                                                                          ----------
                                                                                                                             215,325
                                                                                                                          ----------
       Holding Companies - Diversified - 3.23%
            Mobil Corporation ....................................................                    1,600                  122,700
            Travelers Group, Inc. ................................................                    1,800                  108,000
                                                                                                                          ----------
                                                                                                                             230,700
                                                                                                                          ----------
       Insurance - Life & Health - 1.87%
            Jefferson-Pilot Corporation ..........................................                    1,500                  133,406
                                                                                                                          ----------
                                                                                                                         (Continued)

                                                      WST GROWTH & INCOME FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Value
                                                                                                    Shares                  (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)


       Insurance - Multiline - 2.29%
            American International Group, Inc. ...................................                    1,300              $  163,719
                                                                                                                         -----------

       Manufactured Housing - 2.26%
            Oakwood Homes Corporation ............................................                    4,400                  161,150
                                                                                                                         -----------

       Manufacturing - Miscellaneous - 2.83%
            Tyco International Ltd. ..............................................                    3,700                  202,112
                                                                                                                         -----------

       Medical Supplies - 2.05%
            Johnson & Johnson ....................................................                    2,000                  146,125
                                                                                                                         -----------

       Multimedia - 7.31%
            The Walt Disney Company ..............................................                     1,500                 160,125
        (a) Tele-Communications, Inc. ............................................                     7,000                 217,657
            Time Warner, Inc. ....................................................                     2,000                 144,000
                                                                                                                         -----------
                                                                                                                             521,782
                                                                                                                         -----------
       Oil & Gas - Equipment & Services - 4.21%
            Baker Hughes, Incorporated ...........................................                     2,200                  88,550
            ENSCO International, Incorporated ....................................                     4,000                 111,500
            Halliburton Company ..................................................                     2,000                 100,250
                                                                                                                         -----------
                                                                                                                             300,300
                                                                                                                         -----------
       Pharmaceuticals - 5.22%
            American Home Products Corporation ...................................                     2,300                 218,788
            Merck & Co., Inc. ....................................................                     1,200                 154,050
                                                                                                                         -----------
                                                                                                                             372,838
                                                                                                                         -----------
       Retail - Specialty Line - 2.46%
            Lowe's Companies, Inc. ...............................................                     2,500                 175,469
                                                                                                                         -----------

       Telecommunications - 6.23%
        (a) 3Com Corporation .....................................................                     2,000                  71,875
        (a) LCI International, Inc. ..............................................                     4,100                 157,850
        (a) WorldCom, Inc. .......................................................                     5,000                 215,313
                                                                                                                         -----------
                                                                                                                             445,038
                                                                                                                         -----------
       Tobacco - 3.31%
            Philip Morris Companies, Inc. ........................................                     3,000                 125,063
        (a) Standard Commercial Corporation ......................................                     7,000                 111,563
                                                                                                                         -----------
                                                                                                                             236,626
                                                                                                                         -----------
       Utilities - Electric - 2.37%
        (a) CalEnergy Company, Inc. ..............................................                     6,000                 169,500
                                                                                                                         -----------

            Total Common Stocks (Cost $4,787,719) ................................                                         5,522,519
                                                                                                                         -----------



                                                                                                                         (Continued)


                                                      WST GROWTH & INCOME FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Value
                                                                                                     Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 3.92%

       Insurance - Multiline - 1.96%
            AICI CAPITAL TRUST, 9.00% ............................................                    5,500               $  140,250
                                                                                                                          ----------

       Telecommunications - 1.96%
            TCI Communications, 8.72% ............................................                    5,500                  139,563
                                                                                                                          ----------

            Total Preferred Stocks (Cost $281,974)                                                                           279,813
                                                                                                                          ----------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Interest         Maturity
                                                                Principal           Rate             Date
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATION - 2.04%

            Macsaver Financial Services ...................     $150,000           7.875%           8/01/03                  145,500
                                                                                                                          ----------
                (Cost $145,941)

US GOVERNMENT OBLIGATION - 3.63%

            US Government National Strip ...................           400,000               0.000%      11/15/05            258,996
                                                                                                                          ----------
                (Cost $261,215)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Shares
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES - 7.48%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares .............................                 318,762                   318,762

       Evergreen Money Market Treasury Institutional Treasury Money
            Market Fund Institutional Service Shares .............................                 215,583                   215,583
                                                                                                                          ----------
            Total Investment Companies (Cost $534,345) ...........................                                           534,345
                                                                                                                          ----------

Total Value of Investments (Cost $6,011,194 (b)) .................................                       94.42%           $6,741,173
Other Assets Less Liabilities ....................................................                        5.58%              398,206
                                                                                                        ------            ----------
       Net Assets ................................................................                      100.00%           $7,139,379
                                                                                                        ======            ==========

       (a)  Non-income producing investment.

       (b)  Aggregate  cost for  financial  reporting  and  federal  income  tax purposes  is the same.  Unrealized  appreciation  (depreciation)  of
            investments  for  financial   reporting  and  federal  income  taxes
            purposes is as follows:

            Unrealized appreciation                                                                                      $  847,634
            Unrealized depreciation                                                                                        (117,655)
                                                                                                                         ----------

                            Net unrealized appreciation                                                                  $  729,979
                                                                                                                         ==========

See accompanying notes to financial statements

                                                      WST GROWTH & INCOME FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 1998



ASSETS
       Investments, at value (cost $6,011,194) ......................................................                     $6,741,173
       Cash .........................................................................................                         17,801
       Income receivable ............................................................................                          8,610
       Receivable for investments sold ..............................................................                        197,638
       Receivable for fund shares sold ..............................................................                        144,854
       Due from advisor (note 2) ....................................................................                          1,006
       Deferred organization expense (note 4) .......................................................                         37,002
       Other assets .................................................................................                          3,309
                                                                                                                          ----------

            Total assets ............................................................................                      7,151,393
                                                                                                                          ----------

LIABILITIES
       Accrued expenses .............................................................................                         12,014
                                                                                                                          ----------

NET ASSETS                                                                                                                $7,139,379
                                                                                                                          ==========

NET ASSETS CONSIST OF
       Paid-in capital ..............................................................................                    $ 6,451,586
       Accumulated net realized loss on investments .................................................                       (42,186)
       Net unrealized appreciation on investments ...................................................                        729,979
                                                                                                                         -----------
                                                                                                                         $ 7,139,379
                                                                                                                         ===========

INSTITUTIONAL CLASS
       Net asset value, redemption and maximum offering price per share
            ($6,376,193 / 564,801 shares outstanding) ...............................................                    $     11.29
                                                                                                                         ===========

INVESTOR CLASS
       Net asset value, redemption and offering price per share .....................................                    $     11.26
                                                                                                                         ===========
            ($763,186 / 67,770 shares outstanding)
       Maximum offering price per share (100 / 96.25% of $11.26) ....................................                    $     11.70
                                                                                                                         ===========



See accompanying notes to financial statements


                                                      WST GROWTH & INCOME FUND

                                                       STATEMENT OF OPERATIONS

                                                For the period from September 9, 1997
                                           (commencement of operations) to March 31, 1998


INVESTMENT INCOME
       Income
            Interest ...........................................................................................          $   7,087
            Dividends ..........................................................................................             39,673
                                                                                                                          ---------

                 Total income ..................................................................................             46,760
                                                                                                                          ---------

       Expenses
            Investment advisory fees (note 2) ..................................................................             19,204
            Fund administration fees (note 2) ..................................................................              4,481
            Distribution fees and service fees - Investor Class (note 3) .......................................                847
            Custody fees .......................................................................................              3,073
            Registration and filing administration fees (note 2) ...............................................              1,484
            Fund accounting fees (note 2) ......................................................................             17,861
            Audit fees .........................................................................................              8,552
            Legal fees .........................................................................................              3,470
            Securities pricing fees ............................................................................              1,274
            Shareholder recordkeeping fees .....................................................................              3,031
            Other fees .........................................................................................                682
            Shareholder servicing expenses .....................................................................              1,148
            Registration and filing expenses ...................................................................              6,135
            Printing expenses ..................................................................................              1,889
            Amortization of deferred organization expenses (note 4) ............................................              2,998
            Trustee fees and meeting expenses ..................................................................              2,424
            Other operating expenses ...........................................................................              2,184
                                                                                                                          ---------

                 Total expenses ................................................................................             80,737
                                                                                                                          ---------

                 Less:
                       Expense reimbursements (note 2) .........................................................             (5,047)
                       Investment advisory fees waived (note 2) ................................................            (18,741)
                       Fund administration fees waived (note 2) ................................................               (182)
                       Fund accounting fees waived (note 2) ....................................................             (9,861)
                       Shareholder recordkeeping fees waived (note 2) ..........................................             (1,031)
                       Other fees waived (note 2) ..............................................................               (682)
                                                                                                                          ---------

                 Net expenses ..................................................................................             45,193
                                                                                                                          ---------

                       Net investment income ...................................................................              1,567
                                                                                                                          ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

       Net realized loss from investment transactions ..........................................................            (42,186)
       Increase in unrealized appreciation on investments ......................................................            729,979
                                                                                                                          ---------

            Net realized and unrealized gain on investments ....................................................            687,793
                                                                                                                          ---------

                 Net increase in net assets resulting from operations ..........................................          $ 689,360
                                                                                                                          =========

See accompanying notes to financial statements

                                                      WST GROWTH & INCOME FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                For the period from September 9, 1997
                                           (commencement of operations) to March 31, 1998



INCREASE IN NET ASSETS

     Operations
         Net investment income ............................................................................             $     1,567
         Net realized loss from investment transactions ...................................................                 (42,186)
         Increase in unrealized appreciation on investments ...............................................                 729,979
                                                                                                                        -----------

              Net increase in net assets resulting from operations ........................................                 689,360
                                                                                                                        -----------

     Distributions to shareholders from
         Net investment income - Institutional Class ......................................................                  (2,096)
         Net investment income - Investor Class ...........................................................                     (40)
                                                                                                                        -----------

              Decrease in net assets resulting from distributions .........................................                  (2,136)
                                                                                                                        -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) .............................               6,452,155
                                                                                                                        -----------

                   Total increase in net assets ...........................................................               7,139,379

NET ASSETS

     Beginning of period ..................................................................................                       0
                                                                                                                         -----------

     End of period ........................................................................................             $ 7,139,379
                                                                                                                        ============

                                                                                                  ----------------------------------
(a) A summary of capital share activity follows:                                                      Shares                 Value
                                                                                                  ----------------------------------
------------------------------------------------------------
                    INSTITUTIONAL CLASS
------------------------------------------------------------
Shares sold .......................................................................                   564,741           $ 5,750,088
Shares issued for reinvestment of distributions ...................................                       191                 2,096
                                                                                                  -----------           -----------
                                                                                                      564,932             5,752,184
Shares redeemed ...................................................................                      (131)               (1,395)
                                                                                                  -----------           -----------
     Net increase .................................................................                   564,801           $ 5,750,789
                                                                                                  ===========           ===========

------------------------------------------------------------
                      INVESTOR CLASS
------------------------------------------------------------
Shares sold .......................................................................                    67,766              $701,326
Shares issued for reinvestment of distributions ...................................                         4                    40
                                                                                                  -----------           -----------
                                                                                                       67,770               701,366
Shares redeemed ...................................................................                         0                     0
                                                                                                  -----------           -----------
     Net increase .................................................................                    67,770           $   701,366
                                                                                                  ===========           ===========

------------------------------------------------------------
                       FUND SUMMARY
------------------------------------------------------------
Shares sold .......................................................................                   632,507           $ 6,451,414
Shares issued for reinvestment of distributions ...................................                       195                 2,136
                                                                                                  -----------           -----------
                                                                                                      632,702             6,453,550
Shares redeemed ...................................................................                      (131)               (1,395)
                                                                                                  -----------           -----------
     Net increase .................................................................                   632,571           $ 6,452,155
                                                                                                  ===========           ===========

See accompanying notes to financial statements

                                                      WST GROWTH & INCOME FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)


                                                                         -----------------------       -----------------------
                                                                             INSTITUTIONAL                    INVESTOR
                                                                                 CLASS                         CLASS
                                                                         -----------------------       -----------------------

                                                                                         For the                       For the
                                                                                     period from                   period from
                                                                              September 30, 1997               October 3, 1997
                                                                         (date of initial public       (date of initial public
                                                                                  investment) to                investment) to
                                                                                        March 31,                     March 31,
                                                                                            1998                          1998
                                                                         -----------------------       -----------------------

Net asset value, beginning of period ..................................                $   10.02                     $   10.22

     Income from investment operations
        Net investment income (loss) ..................................                     0.00                         (0.01)
        Net realized and unrealized gain on investments ...............                     1.27                          1.05
                                                                         -----------------------       -----------------------
              Total from investment operations ........................                     1.27                          1.04
                                                                         -----------------------       -----------------------

     Distributions to shareholders from
        Net investment income .........................................                    (0.00)                        (0.00)
                                                                         -----------------------       -----------------------

Net asset value, end of period ........................................               $    11.29                    $    11.26
                                                                         =======================       =======================

Total return (a) ......................................................                    12.72 %                       10.52 %
                                                                         =======================       =======================

Ratios/supplemental data
     Net assets, end of period ........................................               $6,376,193                    $  763,186
                                                                         =======================       =======================

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees .................                     3.15 %(b)                     3.63 %(b)
        After expense reimbursements and waived fees ..................                     1.75 %(b)                     2.25 %(b)

     Ratio of net investment income (loss) to average net assets
        Before expense reimbursements and waived fees .................                    (1.31)%(b)                    (1.70)%(b)
        After expense reimbursements and waived fees ..................                     0.09 %(b)                    (0.31)%(b)

     Portfolio turnover rate ..........................................                    23.64 %                       23.64 %

     Average broker commission per share (c) ..........................               $   0.0778                     $  0.0778



(a) Total return does not reflect payment of a sales charge

(b)  Annualized.

(c) Represents total commission paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.




See accompanying notes to financial statements

                            WST GROWTH & INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The WST Growth & Income Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-end investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The Fund began operations on September 9, 1997. The investment objective of the fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Fund has an unlimited number of authorized shares, which are divided into two classes - Institutional Shares and Investor Shares.


         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Investor Class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Shares purchased are subject to a maximum sales charge of three and three-quarters percent. Both classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  The Fund has capital loss carryforwards for federal income tax purposes of $42,186, which expire in the year 2006. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.

                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions to shareholders made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

                                                                     (Continued)

                            WST GROWTH & INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trust's Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Wilbanks, Smith & Thomas Asset Management, Inc. (the "Advisor"), provides the fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets and 0.65% of all assets over $250 million.

         The Advisor currently intends to voluntarily waive all or a portion of its fee and to reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.75% of the average daily net assets of the Fund's Institutional Class and a maximum of 2.25% of the average daily net assets of the Fund's Investor Class. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $18,741 ($0.04 per share) and reimbursed $5,047 of the operating expenses incurred by the Fund for the period ended March 31, 1998.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million, 0.125% of the next $50 million, and 0.10% of average daily net assets over $150 million. The Administrator also receives a monthly fee of $2,000 for accounting and record-keeping services for the initial class of shares and $750 per month for each additional class of shares. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting, and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

         North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

                                                                     (Continued)

                            WST GROWTH & INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



         Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Board of Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plan provides that the Fund may incur certain costs, which may not exceed 0.50% per annum of the Investor Shares' average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Shares in the Fund or support servicing of Investor Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Shares' average daily net assets. The Fund incurred $847 of such expenses under the Plan for the period ended March 31, 1998.

NOTE 4 - DEFERRED ORGANIZATION EXPENSES

         All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $6,507,371 and $991,675, respectively, for the period ended March 31, 1998.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of WST Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of WST Growth & Income Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1998, and the related statements of operations and changes in net assets, for the period from September 9, 1997 (commencement of operations) to March 31, 1998 and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1998 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of WST Growth & Income Fund as of March 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Pittsburgh, Pennsylvania
April 24, 1998

                       STATEMENT OF ADDITIONAL INFORMATION

                               CAPITAL VALUE FUND

                                 August 1, 1998

                                   A Series of
                       THE NOTTINGHAM INVESTMENT TRUST II
                    107 North Washington Street, Post Office
                                    Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-525-3863



                                          Table of Contents

INVESTMENT OBJECTIVE AND POLICIES................................................................  2
INVESTMENT LIMITATIONS...........................................................................  4
NET ASSET VALUE..................................................................................  6
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................................  6
DESCRIPTION OF THE TRUST.........................................................................  7
ADDITIONAL INFORMATION CONCERNING TAXES..........................................................  8
MANAGEMENT OF THE FUND............................................................................ 9
SPECIAL SHAREHOLDER SERVICES..................................................................... 15
ADDITIONAL INFORMATION ON PERFORMANCE............................................................ 16
APPENDIX A - DESCRIPTION OF RATINGS.............................................................. 18
ANNUAL REPORT OF THE FUND FOR THE YEAR ENDED MARCH 31, 1998................................ ATTACHED



This Statement of Additional Information (the "Additional Statement") is meant to be read in conjunction with the Prospectus, dated the same date as this Additional Statement, for the Capital Value Fund (the "Fund") relating to the Fund's Investor Shares and Institutional Shares, as each Prospectus may be amended or supplemented from time to time, and is incorporated by reference in its entirety into each Prospectus. Because this Additional Statement is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. This Additional Statement is not a prospectus but is incorporated by reference in each Prospectus in its entirety. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus for each Class of Shares of the Fund. The Fund, organized in 1990, has no prior operating history.

Additional  Information  on  Fund  Instruments.   Attached  to  this  Additional
Statement is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest.

Investment Transactions. Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the spread or commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spread or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor (including the Distributor, an affiliate of the Advisor) if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended March 31, 1996, 1997, and 1998, the total dollar amounts of brokerage commissions paid by the Fund were $7,225, $5,560, and $27,164, respectively, of which all was paid during such respective periods to the Distributor. Transactions in which the Fund used the Distributor as broker involved 100% of the aggregate dollar amount of transactions involving the payment of commissions and 100% of the aggregate broker commissions paid by the Fund for the fiscal year ended March 31, 1998.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days.

Description of Money Market Instruments. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured, interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. The Fund may not purchase restricted securities, which are securities that cannot be sold to the public without registration under the federal securities laws.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of
(i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or the Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Write, purchase or sell puts, calls or combinations thereof, or purchase or sell commodities, warrants, commodities contracts, futures contracts or related options;

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11) Make loans of money or securities, except that the Fund may invest in repurchase agreements, money market instruments, and other debt securities;

(12) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities;

(13) Invest in restricted securities;

(14) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and the Fund may pledge its assets to secure all such borrowings;

(15) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; or

(16) Invest more than 10% of the Fund's total assets in foreign securities, including sponsored American Depository Receipts.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (restriction (14) above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (restriction (8) above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                                 NET ASSET VALUE

The net asset value per share of each Class of Shares of the Fund is determined at the time trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time), Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be considered a business holiday on which the net asset value of each Class of Shares of the Fund will not be calculated.

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Board of Trustees approves such allocation. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

For the fiscal years ended March 31, 1996, 1997, and 1998, the total expenses of the Investor Shares of the Fund after fee waivers and expense reimbursements (if applicable) were $172,707, $186,235, and $190,073, respectively. Institutional Shares of the Fund were not authorized for issuance during such period and fiscal years.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value, plus a sales charge for Investor Shares of the Fund. Capital Investment Group, Inc. (the "Distributor"), an affiliate of the Advisor, receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions. The current schedule of sales charges and related dealer discounts and brokerage commissions is set forth in the Prospectus for the Investor Shares, along with the information on current purchases, rights of accumulation, and letters of intent. See "How Shares May Be Purchased" in the Prospectus.

Plan Under Rule 12b-1. The Trust has adopted a Plan of Distribution (the "Plan") for the Investor Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (see "How Shares May Be Purchased - Distribution Plan" in the Prospectus). Under the Plan the Fund may expend up to 0.50% of the Investor Shares' average net assets annually to finance any activity which is primarily intended to result in the sale of Investor Shares of the Fund and the servicing of shareholder accounts, provided the Trust's Board of Trustees has approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells Investor Shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan and the Distribution Agreement with the Distributor have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Board of Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund, and the Board of Trustees has made such a determination for the current year of operations under the Plan. The Plan and the Distribution Agreement may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the Fund's outstanding Investor Shares. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the Investor Shares' outstanding voting stock, as well as by a majority vote of those trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.

For the fiscal year ended March 31, 1998, the Fund incurred $44,611 for costs in connection with the Plan under Rule 12b-1. Such costs were spent on compensation to sales personnel for sale of Investor Shares and servicing of shareholder accounts and advertising costs.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "How Shares May Be Redeemed," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on October 25, 1990. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the shares of eight series, as follows: Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; ZSA Asset Allocation Fund managed by Zaske, Sarafa & Associates, Inc. of Birmingham, Michigan; Investek Fixed Income Trust managed by Investek Capital Management, Inc. of Jackson, Mississippi; The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund and The Brown Capital Management Small Company Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland; The WST Growth & Income Fund managed by Wilbanks, Smith & Thomas Asset Management, Inc. of Norfolk, Virginia; and The CarolinasFund managed by Morehead Capital Advisors, LLC of Charlotte, North Carolina. The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this Additional Statement, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this Additional Statement, shares of the Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including the Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Trustees and executive officers of the Trust, their addresses and ages, and their principal occupations for the last five years are as follows:


 Name, Age, Position(s)                               Principal Occupation(s)
       and Address                                    During Past 5 Years

Jack E. Brinson, 65                                   President, Brinson Investment Co.
Trustee and Chairman                                  President, Brinson Chevrolet, Inc.
1105 Panola Street                                    Tarboro, North Carolina
Tarboro, North Carolina  27886

Eddie C. Brown, 56                                    President
Trustee*                                              Brown Capital Management, Inc.
President                                             Baltimore, Maryland
The Brown Capital Management Funds
809 Cathedral Street
Baltimore, Maryland 21201

Richard K. Bryant, 39                                 President
Trustee*                                              Capital Investment Group
President                                             Raleigh, North Carolina
Capital Value Fund                                    Vice President
Vice President                                        Capital Investment Counsel
The CarolinasFund                                     Raleigh, North Carolina
Post Office Box 32249
Raleigh, North Carolina  27622

Elmer O. Edgerton, Jr., 56                            President
Vice President                                        Capital Investment Counsel
Capital Value Fund                                    Raleigh, North Carolina
Post Office Box 32249                                 Vice President
Raleigh, North Carolina  27622                        Capital Investment Group
                                                      Raleigh, North Carolina

Doug S. Folk, 37                                      Vice President
Vice President                                        Investek Capital Management, Inc.
Investek Fixed Income Trust                           Jackson, Mississippi, since 1996; previously
317 East Capitol                                      Portfolio Manager, Southern Farm Bureau Life Insurance Company
Jackson, Mississippi  39201                           Jackson, Mississippi

R. Mark Fields, 45                                    Vice President
Vice President                                        Investek Capital Management, Inc.
Investek Fixed Income Trust                           Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

John M. Friedman, 54                                  Vice President
Vice President                                        Investek Capital Management, Inc.
Investek Fixed Income Trust                           Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

Keith A. Lee, 37                                      Vice President
Vice President                                        Brown Capital Management, Inc.
The Brown Capital Management Funds                    Baltimore, Maryland
309 Cathedral Street
Baltimore, Maryland  21201

Michael T. McRee, 54                                  President
President                                             Investek Capital Management, Inc.
Investek Fixed Income Trust                           Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

Anmar K. Sarafa, 37                                   President
Vice President                                        Zaske, Sarafa & Associates, Inc.
The ZSA Funds                                         Birmingham, Michigan
Suite 200
355 South Woodward Avenue
Birmingham, Michigan  48009

Thomas W. Steed, 40                                   Senior Corporate Attorney
Trustee                                               Hardees Food Systems
101 Bristol Court                                     Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

J. Buckley Strandberg, 38                             Vice President
Trustee                                               Standard Insurance and Realty
Post Office Box 1375                                  Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

C. Frank Watson III, 27                               Vice President
Secretary                                             The Nottingham Company
105 North Washington Street                           Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

Wayne F. Wilbanks, 37                                 President
President                                             Wilbanks, Smith & Thomas
The WST Growth & Income Fund                          Asset Management, Inc.
One Commercial Place, Suite 1150                      Norfolk, Virginia
Norfolk, Virginia  25510

Julian G. Winters, 29                                 Legal and Compliance Director
Treasurer and Assistant Secretary                     The Nottingham Company
105 North Washington Street                           Rocky Mount, North Carolina, since 1996; previously
Rocky Mount, North Carolina  27802                    Operations Manager, Tar Heel Medical, Nashville, North Carolina

Arthur E. Zaske, 50                                   Chairman/ Chief Investment Officer
President                                             Zaske, Sarafa, & Associates, Inc.
The ZSA Funds                                         Birmingham, Michigan
Suite 200
355 South Woodward Avenue
Birmingham, Michigan  48009
-------------------------------



* Indicates that Trustee is an "interested person" of the Trust for purposes of the 1940 Act because of his position with one of the investment advisors or the Administrator to the Trust.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

                                        Compensation Table*



                                                  Pension
                                                 Retirement                            Total
                                Aggregate         Benefits         Estimated       Compensation
                              Compensation       Accrued As          Annual       from the Trust
     Name of Person,            from the        Part of Fund     Benefits Upon        Paid to
        Position                  Trust           Expenses         Retirement        Trustees
        --------                  -----           --------         ----------        --------
Jack E. Brinson                  $8,500             None              None            $8,500
Trustee
Eddie C. Brown                    None              None              None             None
Trustee
Richard K. Bryant                 None              None              None             None
Trustee
Thomas W. Steed                  $8,500             None              None            $8,500
Trustee
J. Buckley Strandberg            $7,600             None              None            $7,600
Trustee

*Figures are for the fiscal year ended March 31, 1998.


Principal Holders of Voting Securities. As of July 8, 1998, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 2% of the then outstanding shares of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of July 8, 1998.

                                                       Investor Shares



     Name and Address of                      Amount and Nature of
     Beneficial Owner                         Beneficial Ownership*                                       Percent

     Bryant Electric Supply, Inc.             122,951.099 shares                                          18.058%**
     Post Office Box 1000
     Lowell, North Carolina  28098-1000

     Bryant Supply Company, Inc.              158,554.927 shares                                          23.288%**
     401(k) Profit Sharing Trust
     Post Office Box 1000
     Lowell, North Carolina  28098-1000

     Bryant Supply Company, Inc.               66,796.987 shares                                           9.811%**
     Rock Hill - Profit Sharing Trust
     Post Office Box 1000
     Lowell, North Carolina  28098-1000

* The Fund believes the shares indicated are owned both of record and beneficially.

** Pursuant to applicable SEC regulations, these affiliated shareholders are deemed to control the Fund.

Investment Advisor. Information about Capital Investment Counsel, Inc. (the "Advisor") and its duties and compensation as Advisor is contained in the Prospectus.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

The Advisor will receive a monthly management fee equal to an annual rate of 0.60% of the first $250 million of the average daily net assets of the Fund and 0.50% on assets over $250 million. For the fiscal year ended March 31, 1998, the Fund paid the Advisor its advisory fee of $53,764. For the fiscal year ended March 31, 1997, the Fund paid the Advisor its advisory fee of $47,054. For the fiscal year ended March 31, 1996, the Fund paid the Advisor $34,200 of its advisory fee, while the Advisor voluntarily waived the remaining portion of its fee in the amount of $14,012.

Administrator and Transfer Agent. The Trust has entered into a Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fee at the annual rate of 0.25% of the average daily net assets of the Fund on the first $10 million; 0.20% of the next $40 million; 0.175% on the next $50 million; and 0.15% of its average daily net assets in excess of $100 million. In addition, the Administrator currently receives a base monthly fee of $1,750 for accounting and recordkeeping services for the Fund and $750 for each Class of Shares beyond the initial Class. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

For services to the Fund for the fiscal years ended March 31, 1996, 1997, and 1998, the Administrator received fees of $18,574, $21,974, and $25,103, respectively. For the fiscal years ended March 31, 1996, 1997, and 1998, the Administrator received $21,000 each year for accounting and recordkeeping services.

The Administrator will perform the following services for the Fund: (1) coordinate with the Custodian and monitor the services it provides to the Fund;
(2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepare or supervise the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepare and, after approval by the Trust, file and arrange for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) review and submit to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

With the approval of the Trust, the Administrator has contracted with North Carolina Shareholder Services, LLC (the "Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Funds. The Transfer Agent is compensated for its services by the Administrator and not directly by the Funds. The address of the Transfer Agent is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.

Distributor. Capital Investment Group, Inc. (the "Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the "Distribution Agreement") approved by the Board of Trustees of the Trust. The Distributor is an affiliate of the Advisor.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60 days prior written notice to the other party.

For the fiscal years ended March 31, 1996, 1997, and 1998, the Distributor received aggregate commissions for the sale of Fund shares in the amounts of $6,580, $4,464, and $16,129, respectively, of which the Distributor retained $401, $597, and $2,316, respectively, after reallowance to broker-dealers and sales representatives.

Custodian. First Union National Bank of North Carolina (the "Custodian"), Two First Union Center, Charlotte, North Carolina 28288-1151, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian.

Independent Auditors. The firm of Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222-5401, serves as independent auditors for the Fund, and will audit the annual financial statements of the Fund, prepare the Fund's federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-525-3863, or by writing to:

                               Capital Value Fund
                   [Investor Shares] or [Institutional Shares]
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each Class of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of each Class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)n = ERV

       Where:    T =  average annual total return.

               ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                 P = hypothetical initial payment of $1,000 from which the maximum sales load is deducted.

                 n = period covered by the computation, expressed in terms of years.

The Fund may also compute the aggregate total return of each Class of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The average annual total return quotations for the Investor Shares of the Fund for the year ended March 31, 1998, the five years ended March 31, 1998, and since inception (December 31, 1991, to March 31, 1998) are 28.23%, 12.66%, and 11.70%, respectively. The cumulative total return quotation for the Investor Shares of the Fund since inception through March 31, 1998, is 99.75%. These performance quotations assume the maximum 3.5% sales load for the Fund was deducted from the initial investment. The total return of the Investor Shares of the Fund for the year ended March 31, 1998, the five years ended March 31, 1998, and since inception through March 31, 1998, without deducting the maximum 3.5% sales load, are 32.89%, 13.47%, and 12.34%, respectively. The cumulative total return quotation for the Investor Shares of the Fund since inception through March 31, 1998, without deducting the maximum 3.5% sales load, is 106.99%. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future. The Institutional Shares of the Fund were not offered during the period of such performance quotations.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, the Lehman Aggregate Bond Index, or a combination of such indices. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the reflects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Fund may acquire from time to time fixed income securities that meet the following minimum rating criteria ("Investment-Grade Debt Securities") (or if not rated, of equivalent quality as determined by the Advisor). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

     AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be "Investment-Grade Debt Securities" and are regarded, on balance, as having significant speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

     Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Debt which is rated A possesses many favorable investment attributes and is to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Debt which is rated Baa is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternative liquidity. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

     MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2; VMIG-2 - Obligations bearing these designations are of a high quality with ample margins of protection.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

     AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

     BBB - Bonds rated BBB have  below-average  protection factors but are still
     considered  sufficient  for  prudent  investment.   There  is  considerable
     variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

     AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category. A "ratings outlook" is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Bonds rated BB, B and CCC by Fitch are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the two highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

     F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

The term symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

Bonds rated BB, B and CCC by Fitch are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

     F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

     F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                               Capital Value Fund

                               MANAGER'S COMMENTS




The Capital Value Fund thrived in the first quarter of 1998. Fourth quarter 1997 was a difficult one, and the market looked set to continue its losing ways during the first weeks of January. However, a decline in interest rates coupled with less than expected damage from Asia have allowed the market to resume an upward path.

Several of our purchases from late 1997 have been stellar performers for 1998. They include Nationsbank, First Union, Brooktrout Technology, JB Hunt, and Ascend Communications. Being contrarians, we took advantage of the market's rapid descent in October and November. We were able to buy many of our favorite companies at a steep discount. Many companies that do a majority of their business in Asia have been hurt, but the damage has been limited to those sectors. The widespread panic feared in December has simply not occurred. Recently, I have heard the comment that the market is overvalued. This is true to some extent. Excite, the Internet search engine had sales of $34 million last year, but is being valued by the stock market at $1.39 billion. That valuation is a cool 40 times sales. If we owned that type of company we too would be worried. We are still able to find quality companies with strong balance sheets, and our latest buy list looks to be one of the most promising yet. After double digit gains in the first quarter, the stock market is due for a rest. However, look for the market to move higher until rising interest rates rain on the parade.

                               Capital Value Fund

                    Performance Update - $10,000 Investment
                    For the period from December 31, 1991 to
                                 March 31, 1998


                                              60% S&P 500 Index
                     Capital Value            40% Lehman Aggregate
                     Fund                         Bond Index

  12/31/91            9,650                   10,000
   3/31/92            9,541                    9,797
   6/30/92            9,729                   10,068
   9/30/92            9,929                   10,432
  12/31/92           10,159                   10,753
   3/31/93           10,616                   11,213
   6/30/93           10,739                   11,364
   9/30/93           10,898                   11,659
  12/31/93           11,255                   11,823
   3/31/94           11,099                   11,418
   6/30/94           10,927                   11,400
   9/30/94           11,395                   11,763
  12/31/94           11,363                   11,779
   3/31/95           12,084                   12,711
   6/30/95           13,050                   13,759
   9/30/95           13,474                   14,547
  12/31/95           13,802                   15,331
   3/31/96           14,037                   15,767
   6/30/96           14,438                   16,266
   9/30/96           14,473                   16,702
  12/31/96           15,164                   17,803
   3/31/97           15,031                   18,098
   6/30/97           16,691                   20,487
   9/30/97           18,987                   21,780
  12/31/97           18,415                   22,410
   3/31/98           19,975                   24,773


This graph depicts the performance of the Capital Value Fund versus a combined index of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index. It is important to note that the Capital Value Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return

--------------------------------------------------------------------------------
                             Since Inception     One Year       Five Years
--------------------------------------------------------------------------------
No Sales Load                    12.34%           32.89%          13.47%
--------------------------------------------------------------------------------
Maximum 3.5% Sales Load          11.70%           28.23%          12.66%
--------------------------------------------------------------------------------


The graph assumes an initial $10,000 investment at December 31, 1991 ($9,650 after maximum sales load of 3.5%). All dividends and distributions are reinvested.

At March 31, 1998, the Fund would have grown to $19,975 - total investment return of 99.75% since December 31, 1991. Without the deduction of the 3.5% maximum sales load, the Fund would have grown to $20,699 - total investment return of 106.99% since December 31, 1991. The sales load is reduced or eliminated for larger purchases.

At March 31, 1998, a similar investment in a combined index of 60% S&P 500 and 40% Lehman Brothers Aggregate Bond Index would have grown to $24,773 - total investment return of 147.73% since December 31, 1991.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Value
                                                                                                  Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 65.97%

     Aerospace & Defense - 1.05%
          The Boeing Company ....................................................                  2,000               $104,250
                                                                                                                       --------

     Auto Parts - Replacement Equipment - 0.34%
      (a) AutoZone, Inc. ........................................................                  1,000                 33,875
                                                                                                                       --------

     Auto & Trucks - 0.55%
          Chrysler Corporation ..................................................                  1,300                 54,031
                                                                                                                       --------

     Beverages - 0.86%
          PepsiCo, Inc. .........................................................                  2,000                 85,375
                                                                                                                       --------

     Brewery - 0.71%
          Adolph Coors Company ..................................................                  2,000                 70,000
                                                                                                                       --------

     Broadcast - Radio & Television - 0.70%
      (a) U S WEST Media Group ..................................................                  2,000                 69,500
                                                                                                                       --------

     Building Materials - 1.29%
          Louisiana-Pacific Corporation .........................................                  5,500                127,875
                                                                                                                       --------

     Commercial Services - 0.35%
      (a) Pinkerton's, Inc. .....................................................                  1,500                 34,594
                                                                                                                       --------

     Computers - 4.53%
          Compaq Computer Corporation ...........................................                  8,000                207,500
      (a) EMC Corporation .......................................................                  6,000                226,875
      (a) Silicon Graphics, Inc. ................................................                  1,000                 13,937
                                                                                                                       --------
                                                                                                                        448,312
                                                                                                                       --------
     Computer Software & Services - 14.70%
      (a) 3Com Corporation ......................................................                  2,500                 89,687
          Adobe Systems, Incorporated ...........................................                  1,000                 45,187
      (a) Ascend Communications, Inc. ...........................................                  3,500                132,562
      (a) Automatic Data Processing, Inc. .......................................                  1,000                 68,062
      (a) Brooktrout Technology, Inc. ...........................................                  3,000                 56,625
      (a) Cadence Design Systems, Inc. ..........................................                  2,000                 69,250
      (a) Cisco Systems, Inc. ...................................................                  6,000                410,250
          Hewlett-Packard Company ...............................................                  3,000                190,125
      (a) Intuit Inc. ...........................................................                  1,700                 82,237
      (a) Novell, Inc. ..........................................................                  8,000                 85,750
      (a) ObjectShare, Inc. .....................................................                  1,000                  2,718


                                                                                                                    (Continued)

                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Value
                                                                                                   Shares             (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

     Computer Software & Services - (Continued)
      (a) Parametric Technology Company .........................................                  4,000             $  133,250
      (a) Pomeroy Computer Resources, Inc. ......................................                  2,475                 58,317
      (a) Shiva Corporation .....................................................                  3,000                 30,000
                                                                                                                     ----------
                                                                                                                      1,454,020
                                                                                                                     ----------
     Electronics - Semiconductor - 1.54%
      (a) Cree Research, Inc. ...................................................                  3,000                 49,875
      (a) Integrated Device Technology, Inc. ....................................                  5,500                 77,344
      (a) LSI Logic Corporation .................................................                  1,000                 25,250
                                                                                                                     ----------
                                                                                                                        152,469
                                                                                                                     ----------
     Emerging Technology - 1.35%
      (a) FORE Systems, Inc. ....................................................                  8,500                133,875
                                                                                                                     ----------

     Engineering & Construction - 0.75%
          Fluor Corporation .....................................................                  1,500                 74,625
                                                                                                                     ----------

     Entertainment - 1.40%
          The Walt Disney Company ...............................................                  1,300                138,775
                                                                                                                     ----------

     Financial - Banks, Commercial - 3.75%
          First Union Corporation ...............................................                  2,000                113,500
          NationsBank Corporation ...............................................                  1,200                 87,525
          Wachovia Corporation ..................................................                  2,000                169,625
                                                                                                                     ----------
                                                                                                                        370,650
                                                                                                                     ----------
     Foreign Securities - 3.44% (b)
          Alcatel Alsthom - ADR .................................................                  2,000                 76,000
      (a) Business Objects S.A. - ADR ...........................................                  5,400                 81,675
          Imperial Oil Ltd. .....................................................                  1,000                 56,563
          Norsk Hydro A.S.A. - ADR ..............................................                  2,500                125,000
                                                                                                                     ----------
                                                                                                                        339,238
                                                                                                                     ----------
     Forest Products & Paper - 0.51%
          St. Joe Paper Company .................................................                  1,500                 50,438
                                                                                                                     ----------

     Household Products & Housewares - 0.58%
          Rubbermaid, Inc. ......................................................                  2,000                 56,875
                                                                                                                     ----------

     Machine - Diversified - 0.49%
          Stewart & Stevenson Services, Inc. ....................................                  2,000                 48,125
                                                                                                                     ----------





                                                                                                                    (Continued)

                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Value
                                                                                                   Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

     Medical Supplies - 2.93%
          Crawford & Company ....................................................                  3,000               $ 57,188
      (a) Datascope Corporation .................................................                  6,000                156,000
      (a) ThermoTrex Corporation ................................................                  3,600                 76,050
                                                                                                                       --------
                                                                                                                        289,238
                                                                                                                       --------
     Miscellaneous - Manufacturing - 0.48%
      (a) ACX Technologies, Inc. ................................................                  2,000                 47,875
                                                                                                                       --------

     Pharmaceuticals - 5.86%
          Bristol-Myers Squibb Company ..........................................                  2,000                208,625
          Merck & Co., Inc. .....................................................                  1,000                128,375
          Mylan Laboratories Inc. ...............................................                  7,500                172,500
      (a) Roberts Pharmaceutical Corporation ....................................                  5,000                 70,000
                                                                                                                       --------
                                                                                                                        579,500
                                                                                                                       --------
     Retail - Apparel - 2.60%
      (a) AnnTaylor Stores Corporation ..........................................                  2,000                 32,875
          DEB Shops, Inc. .......................................................                  2,000                 14,000
          Liz Claiborne, Inc. ...................................................                  2,000                 99,625
          The Cato Corporation ..................................................                  2,000                 23,750
          The Limited, Inc. .....................................................                  3,000                 86,063
                                                                                                                       --------
                                                                                                                        256,313
                                                                                                                       --------
     Retail - Department Stores - 2.57%
          Wal-Mart Stores, Inc. .................................................                  5,000                254,063
                                                                                                                       --------

     Retail - Grocery - 1.80%
          Food Lion, Inc. .......................................................                 10,000                106,875
          Weis Markets, Inc. ....................................................                  2,000                 71,375
                                                                                                                       --------
                                                                                                                        178,250
                                                                                                                       --------
     Shoes - Leather - 0.45%
          Nike, Inc. ............................................................                  1,000                 44,250
                                                                                                                       --------

     Telecommunications - 0.96%
          SBC Communications Inc. ...............................................                  2,194                 95,156
                                                                                                                       --------

     Telecommunications Equipment - 1.21%
      (a) Premisys Communications, Inc. .........................................                  1,000                 28,688
      (a) Westell Technologies, Inc. ............................................                  2,000                 25,500
          Wireless Telecom Group, Inc. ..........................................                  9,000                 65,250
                                                                                                                       --------
                                                                                                                        119,438
                                                                                                                       --------
     Tire & Rubber - 0.77%
          The Goodyear Tire & Rubber Company ....................................                  1,000                 75,750
                                                                                                                       --------


                                                                                                                    (Continued)


                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Value
                                                                                                   Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

     Transportation - Freight - 1.65%
      (a) FDX Corporation .......................................................                  2,300               $163,588
                                                                                                                       --------

     Utilities - Electric - 2.53%
          Duke Energy Corporation ...............................................                  2,000                119,250
          Potomac Electric Power Company ........................................                  3,000                 75,188
          Southern Company ......................................................                  2,000                 55,250
                                                                                                                       --------
                                                                                                                        249,688
                                                                                                                       --------
     Utilities - Telecommunications - 3.27%
          BellSouth Corporation .................................................                  2,000                135,125
          GTE Corporation .......................................................                  2,000                119,750
          Sprint Corporation ....................................................                  1,000                 67,813
                                                                                                                       --------
                                                                                                                        322,688
                                                                                                                       --------

          Total Common Stocks (Cost $3,991,477) .................................                                     6,522,699
                                                                                                                     ----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Interest         Maturity
                                                                       Principal         Rate             Date
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 21.35%

          A T & T Corporation ..................................       $ 50,000         7.500%         06/01/06         53,875
          A T & T Corporation ..................................         50,000         8.125%         01/15/22         53,875
          A T & T Corporation ..................................         50,000         8.125%         07/15/24         53,500
          A T & T Corporation ..................................        100,000         8.625%         12/01/31        109,875
          American Express Company .............................         50,000         8.625%         05/15/22         54,200
          Anheuser-Busch Companies, Inc. .......................         13,000         8.625%         12/01/16         13,488
          Anheuser-Busch Companies, Inc. .......................         25,000         9.000%         12/01/09         30,433
          Archer Daniels Midland Corporation ...................        100,000         6.250%         05/15/03        100,835
          Archer Daniels Midland Corporation ...................         25,000         8.875%         04/15/11         30,579
          BellSouth Telecommunications .........................         50,000         6.250%         05/15/03         50,375
          BellSouth Telecommunications .........................        125,000         6.750%         10/15/33        122,656
          BellSouth Telecommunications .........................         50,000         7.000%         02/01/05         52,000
          BellSouth Telecommunications .........................         25,000         7.875%         08/01/32         26,469
          Du Pont (E.I.) De Nemours & Company ..................         60,000         6.000%         12/01/01         59,700
          Du Pont (E.I.) De Nemours & Company ..................         50,000         7.950%         01/15/23         53,429
          Du Pont (E.I.) De Nemours & Company ..................         50,000         8.125%         03/15/04         54,852
          Duke Power Company ...................................         20,000         6.375%         03/01/08         19,825
          Duke Power Company ...................................        100,000         6.750%         08/01/25         98,125
          General Electric Capital Corporation .................        100,000         8.750%         05/21/07        117,613
          International Business Machines ......................         50,000         8.375%         11/01/19         58,688
          Morgan Stanley Group, Inc. ...........................         75,000         7.500%         02/01/24         76,780

                                                                                                                   (Continued)

                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Interest         Maturity          Value
                                                                       Principal        Rate             Date          (note 1)
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - (Continued)

          Pacific Bell .........................................       $100,000         6.250%         03/01/05       $100,500
          Sears, Roebuck and Company ...........................         50,000         9.250%         04/15/98         50,055
          The Boeing Company ...................................        150,000         8.750%         09/15/31        191,045
          The Coca-Cola Company ................................         70,000         8.500%         02/01/22         83,990
          United Parcel Service of America .....................         50,000         8.375%         04/01/20         60,813
          U S West Communications Group ........................         50,000         6.875%         09/15/33         48,305
          Wachovia Corporation .................................         75,000         6.375%         04/15/03         75,577
          Wal-Mart Stores, Inc. ................................         25,000         6.500%         06/01/03         25,514
          Wal-Mart Stores, Inc. ................................         25,000         8.500%         09/15/24         28,280
          Wal-Mart Stores, Inc. ................................        150,000         8.875%         06/29/11        156,477
                                                                                                                      --------

          Total Corporate Obligations (Cost $1,912,391) ........                                                     2,111,728
                                                                                                                     ---------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Shares
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES - 9.00%

     Evergreen Money Market Treasury Institutional Money
          Market Fund Institutional Service Shares ..............................                 443,954              443,954
     Evergreen Money Market Treasury Institutional Treasury Money
          Market Fund Institutional Service Shares ..............................                 446,195              446,195
                                                                                                                       -------

          Total Investment Companies (Cost $890,149) ............................                                      890,149
                                                                                                                       -------


Total Value of Investments (Cost $6,794,017 (c)) ................................                       96.32%      $9,524,576
Other Assets Less Liabilities ...................................................                        3.68%         363,492
                                                                                                      --------    ------------
     Net Assets .................................................................                      100.00%      $9,888,068
                                                                                                      ========    =============


     (a)  Non-income producing investment.

     (b) Foreign securities represent securities issued in the United States markets by non-domestic companies.

     (c) Aggregate cost for financial reporting and federal income tax purposes is the same. Unrealized appreciation (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


          Unrealized appreciation                                                                                   $2,806,785
          Unrealized depreciation                                                                                      (76,226)
                                                                                                                    ----------

                          Net unrealized appreciation                                                               $2,730,559
                                                                                                                    ==========

See accompanying notes to financial statements

                                                         CAPITAL VALUE FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 1998


ASSETS
       Investments, at value (cost $6,794,017) .....................................................                     $ 9,524,576
       Cash ........................................................................................                         447,853
       Income receivable ...........................................................................                          48,957
       Other assets ................................................................................                           1,355
                                                                                                                         -----------

            Total assets ...........................................................................                      10,022,741
                                                                                                                         -----------

LIABILITIES
       Accrued expenses ............................................................................                          16,939
       Payable for investment purchases ............................................................                         117,734
                                                                                                                         -----------

            Total liabilities ......................................................................                         134,673
                                                                                                                         -----------

NET ASSETS
       (applicable to 681,586 Investor Class Shares outstanding; unlimited
        shares of no par value beneficial interest authorized) .....................................                     $ 9,888,068
                                                                                                                         ===========

NET ASSET VALUE AND REDEMPTION PRICE PER INVESTOR CLASS SHARE
       ($9,888,068 / 681,586 shares) ...............................................................                     $     14.51
                                                                                                                         ===========

OFFERING PRICE PER INVESTOR CLASS SHARE
       (100 / 96.5% of $14.51) .....................................................................                     $     15.04
                                                                                                                         ===========

NET ASSETS CONSIST OF
       Paid-in capital .............................................................................                     $ 7,157,506
       Undistributed net realized gain on investments ..............................................                               3
       Net unrealized appreciation on investments ..................................................                       2,730,559
                                                                                                                         -----------
                                                                                                                         $ 9,888,068
                                                                                                                         ===========

See accompanying notes to financial statements

                                                         CAPITAL VALUE FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 1998



INVESTMENT INCOME

       Income
            Interest ...................................................................................           $   154,801
            Dividends ..................................................................................               116,814
            Miscellaneous ..............................................................................                   189
                                                                                                                   -----------

                 Total income ..........................................................................               271,804
                                                                                                                   -----------

       Expenses
            Investment advisory fees (note 2) ..........................................................                53,764
            Fund administration fees (note 2) ..........................................................                22,402
            Distribution and service fees - Investor Class Shares (note 3) .............................                44,611
            Custody fees ...............................................................................                 4,280
            Registration and filing administration fees (note 2) .......................................                 2,701
            Fund accounting fees (note 2) ..............................................................                21,000
            Audit fees .................................................................................                 9,749
            Legal fees .................................................................................                 4,929
            Securities pricing fees ....................................................................                 6,982
            Shareholder recordkeeping fees .............................................................                 2,053
            Shareholder servicing expenses .............................................................                 4,633
            Registration and filing expenses ...........................................................                 1,536
            Printing expenses ..........................................................................                 3,199
            Trustee fees and meeting expenses ..........................................................                 4,193
            Other operating expenses ...................................................................                 4,041
                                                                                                                   -----------

                 Total expenses ........................................................................               190,073
                                                                                                                   -----------

                       Net investment income ...........................................................                81,731
                                                                                                                   -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions ..................................................             1,175,258
       Increase in unrealized appreciation on investments ..............................................             1,240,206
                                                                                                                   -----------

            Net realized and unrealized gain on investments ............................................             2,415,464
                                                                                                                   -----------

                 Net increase in net assets resulting from operations ..................................           $ 2,497,195
                                                                                                                   ===========



See accompanying notes to financial statements

                                                         CAPITAL VALUE FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year ended         Year ended
                                                                                                    March 31,          March 31,
                                                                                                        1998               1997
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS

     Operations
         Net investment income .........................................................        $     81,731       $     87,910
         Net realized gain from investment transactions ................................           1,175,258             98,880
         Increase in unrealized appreciation on investments ............................           1,240,206            356,911
                                                                                                ------------       ------------

                Net increase in net assets resulting from operations ...................           2,497,195            543,701
                                                                                                ------------       ------------

     Distributions to shareholders from
         Net investment income .........................................................             (81,731)           (87,910)
         Tax return of capital .........................................................                   0             (8,006)
         Net realized gain from investment transactions ................................          (1,175,255)           (69,095)
                                                                                                ------------       ------------

              Decrease in net assets resulting from distributions ......................          (1,256,986)          (165,011)
                                                                                                ------------       ------------

     Capital share transactions
         Increase (decrease) in net assets resulting from capital share transactions (a)             909,604           (192,238)
                                                                                                ------------       ------------

                      Total increase in net assets .....................................           2,149,813            186,452

NET ASSETS

       Beginning of year ...............................................................           7,738,255          7,551,803
                                                                                                ------------       ------------

       End of year .....................................................................        $  9,888,068       $  7,738,255
                                                                                                ============       ============



(a) A summary of capital share activity follows:
                                                   ---------------------------------------------------------------------------------
                                                                        Year ended                           Year ended
                                                                      March 31, 1998                       March 31, 1997

                                                               Shares                Value            Shares              Value
                                                   ---------------------------------------------------------------------------------

Shares sold .....................................              59,404           $  887,599            44,461         $  551,414
Shares issued for reinvestment
     of distributions ...........................              86,177            1,254,982            13,109            163,984
                                                           ----------           ----------        ----------         ----------

                                                              145,581            2,142,581            57,570            715,398

Shares redeemed .................................             (82,958)          (1,232,977)          (72,371)          (907,636)
                                                           ----------           ----------        ----------         ----------

     Net increase (decrease) ....................              62,623           $  909,604           (14,801)        $ (192,238)
                                                           ==========           ==========        ==========         ==========



See accompanying notes to financial statements

                                                         CAPITAL VALUE FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Year ended   Year ended   Year ended   Year ended   Year ended
                                                                      March 31,    March 31,    March 31,    March 31,    March 31,
                                                                          1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ...............................      $12.50       $11.92       $10.75       $10.42       $10.59

      Income from investment operations
                  Net investment income ..........................        0.13         0.15         0.19         0.17         0.15
                  Net realized and unrealized gain on investments         3.93         0.70         1.53         0.73         0.41
                                                                    -----------  -----------  -----------  -----------  -----------

                                 Total from investment operations         4.06         0.85         1.72         0.90         0.56
                                                                    -----------  -----------  -----------  -----------  -----------

      Distributions to shareholders from
                  Net investment income ..........................       (0.13)       (0.15)       (0.20)       (0.21)       (0.11)
                  Tax return of capital ..........................        0.00        (0.01)        0.00         0.00         0.00
                  Net realized gain from investment transactions         (1.92)       (0.11)       (0.35)       (0.36)       (0.62)
                                                                    -----------  -----------  -----------  -----------  -----------

                                 Total distributions .............       (2.05)       (0.27)       (0.55)       (0.57)       (0.73)
                                                                    -----------  -----------  -----------  -----------  -----------

Net asset value, end of year .....................................  $    14.51   $    12.50   $    11.92   $    10.75   $    10.42
                                                                    ===========  ===========  ===========  ===========  ===========

Total return (b) .................................................       32.89 %       7.08 %      16.16 %       8.66 %       5.21 %
                                                                    ===========  ===========  ===========  ===========  ===========

Ratios/supplemental data
      Net assets, end of year ....................................  $9,888,068   $7,738,255   $7,551,803   $6,775,562   $6,257,240
                                                                    ===========  ===========  ===========  ===========  ===========

      Ratio of expenses to average net assets
                  Before expense reimbursements and waived fees ..        2.12 %       2.38 %       2.56 %       2.58 %       2.64 %
                  After expense reimbursements and waived fees ...        2.12 %       2.38 %       2.33 %       2.47 %       2.43 %

      Ratio of net investment income to average net assets
                  Before expense reimbursements and waived fees ..        0.91 %       1.12 %       1.44 %       1.55 %       1.22 %
                  After expense reimbursements and waived fees ...        0.91 %       1.12 %       1.66 %       1.66 %       1.43 %

      Portfolio turnover rate ....................................       33.50 %       7.31 %      12.33 %      24.67 %      32.99 %
      Average broker commissions per share (a) ...................     $0.1000      $0.1000           -            -           -



      (a) Represents total commissions paid on portfolio securities divided by total portfolio  shares purchased or sold  on which commissions were charged.
      (b) Total return does not reflect payment of a sales charge.


See accompanying notes to financial statements

                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Capital Value Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income under the constantly varying market conditions by investing in a flexible portfolio of equity securities, fixed income securities, and money market instruments. The Fund began operations on November 16, 1990.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Investor Class of shares of the Fund on June 15, 1995 and an additional class of shares, the Institutional shares, was authorized. To date, only Investor Class shares have been issued by the Fund. The Institutional Class shares will be sold without a sales charge and will bear no distribution and service fees. The Investor Class shares are subject to a maximum 3.50% sales charge and bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

                                                                     (Continued)

                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

              D. Distributions to Shareholders - The Fund generally declares dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

              F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant to an investment advisory agreement, Capital Investment Counsel, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.60% of the first $250 million of the average daily net assets of the Fund and 0.50% of average daily net assets over $250 million. The Advisor currently intends to voluntarily waive all or a portion of its fee to limit total Fund operating expenses to 2.50% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waiver will continue.

                                                                     (Continued)

                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of investment securities.

              North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Funds' transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Funds.

              Capital Investment Group, Inc. (the "Distributor"), an affiliate of the Advisor, serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended March 31, 1998, the Distributor retained sales charges in the amount of $2,316.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

              The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), as amended, adopted a distribution plan pursuant to Rule 12b-1 of the Act (the "Plan"). The Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

              The Plan provides that the Fund may incur certain expenses, which may not exceed 0.50% per annum of the Investor Class shares'
              average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of Investor shares of the Fund or support servicing of shareholder accounts. Expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class shares' average daily net assets. The Fund incurred $44,611 of such expenses under the Plan for the year ended March 31, 1998.

                                                                     (Continued)

                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $2,676,113 and $3,755,245, respectively, for the year ended March 31, 1998.

              The Fund's prospectus provides that the Fund will generally limit foreign investments to those traded domestically as sponsored
              American Depository Receipts (ADR's). At March 31, 1998, Fund investments included non-ADR foreign securities valued at $56,563 or 0.59% of total investments at value

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of Capital Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Capital Value Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended March 31, 1998 and 1997, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1998 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Capital Value Fund as of March 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Pittsburgh, Pennsylvania
April 24, 1998

                       STATEMENT OF ADDITIONAL INFORMATION

                           INVESTEK FIXED INCOME TRUST

                                 August 1, 1998

                                   A Series of
                       THE NOTTINGHAM INVESTMENT TRUST II
                107 North Washington Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-525-3863



                                Table of Contents

INVESTMENT OBJECTIVE AND POLICIES.............................................................  2
INVESTMENT LIMITATIONS........................................................................  4
NET ASSET VALUE...............................................................................  5
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................................  6
DESCRIPTION OF THE TRUST......................................................................  7
ADDITIONAL INFORMATION CONCERNING TAXES.......................................................  8
MANAGEMENT OF THE FUND........................................................................  9
SPECIAL SHAREHOLDER SERVICES.................................................................. 13
ADDITIONAL INFORMATION ON PERFORMANCE......................................................... 14
APPENDIX A - DESCRIPTION OF RATINGS........................................................... 17
ANNUAL REPORT OF THE FUND FOR THE YEAR ENDED MARCH 31, 1998............................. ATTACHED


This Statement of Additional Information (the "Additional Statement") is meant to be read in conjunction with the Prospectus, dated the same date as this Additional Statement, for the Investek Fixed Income Trust (the "Fund") relating to the Fund's Institutional Shares and Investor Shares, as each Prospectus may be amended or supplemented from time to time, and is incorporated by reference in its entirety into each Prospectus. Because this Additional Statement is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. This Additional Statement is not a prospectus but is incorporated by reference in each Prospectus in its entirety. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus for each Class of Shares of the Fund. The Fund, organized in 1991, has no prior operating history.

Additional  Information  on  Fund  Instruments.   Attached  to  this  Additional
Statement is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest.

Investment Transactions. Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the spread or commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spread or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended March 31, 1996, 1997, and 1998, all transactions in the Trust were handled as principal transactions.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days.

Description of Money Market Instruments. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest- bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of
(i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or the Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration, or development programs or leases, except that the Fund may invest in the readily marketable securities of companies, which own or deal in such things, and the Fund may invest in certain mortgage-backed securities as described in the Prospectus;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days are limited to 10% of the Fund's net assets);

(11) Purchase real estate or interests in real estate, except that securities in which the Fund invests may themselves have investment in real estate or interests in real estate; and the Fund may invest in securities composed of mortgages against real estate as described in the Prospectus;

(12) Invest in securities other than securities which are readily marketable either through trading on a national securities exchange, or securities for which an active market is made in the over-the-counter trading markets;

(13) Write, purchase or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, or purchase, sell or write warrants;

(14) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 33% of the Fund's total assets; and the Fund may pledge its assets to secure all such borrowings;

(15) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; or

(16) Purchase foreign securities, except that the Fund may purchase foreign securities sold as American Depository Receipts without limit.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (restriction (14) above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (restriction (8) above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                                 NET ASSET VALUE

The net asset value per share of each Class of the Fund is determined at the time trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be deemed a business holiday on which the net asset value of each Class of the Fund will not be calculated.

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Board of Trustees approves such allocation. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

For the fiscal years ended March 31, 1996, 1997, and 1998, the net expenses of the Fund after fee waivers and expense reimbursements were $122,981 (0.87% of the average daily net assets of the Institutional Shares), $105,082 (0.90% of the average daily net assets of the Institutional Shares), and $111,015 (0.90% of the average daily net assets of the Institutional Shares). Investor Shares of the Fund were not authorized for issuance during such period and fiscal years.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value, plus a sales charge for the Investor Shares. Capital Investment Group, Inc. (the "Distributor") receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions. The current schedule of sales charges and related dealer discounts and brokerage commissions is set forth in the Prospectus for the Investor Shares, along with the information on current purchases, rights of accumulation, and letters of intent. See "How Shares May Be Purchased" in the Prospectus.

Plan Under Rule 12b-1. The Trust has adopted a Plan of Distribution (the "Plan") for the Investor Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (see "How Shares May Be Purchased - Distribution Plan" in the Prospectus). Under the Plan the Fund may expend up to 0.25% of the Investor Shares' average net assets annually to finance any activity which is primarily intended to result in the sale of shares of the Investor Shares of the Fund and the servicing of shareholder accounts, provided the Trust's Board of Trustees has approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan and the Distribution Agreement with the Distributor have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Board of Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund, and the Board of Trustees has made such a determination for the current year of operations under the Plan. The Plan and the Distribution Agreement may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the Investor Shares' outstanding voting stock. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the Investor Shares' outstanding voting stock, as well as by a majority vote of those trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "How Shares May Be Redeemed," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on October 25, 1990. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the shares of eight series, as follows: the Investek Fixed Income Trust managed by Investek Capital Management, Inc. of Jackson, Mississippi; Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; ZSA Asset Allocation Fund managed by Zaske, Sarafa & Associates, Inc. of Birmingham, Michigan; The Brown Capital Management Equity Fund; The Brown Capital Management Balanced Fund; The Brown Capital Management Small Company Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland; The WST Growth & Income Fund managed by Wilbanks, Smith & Thomas Asset Management, Inc. of Norfolk, Virginia, and The CarolinasFund managed by Morehead Capital Advisors, LLC, of Charlotte, North Carolina. The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this Additional Statement, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this Additional Statement, shares of the Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including the Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Trustees and executive officers of the Trust, their addresses and ages, and their principal occupations for the last five years are as follows:


Name, Age, Position(s)                                Principal Occupation(s)
and Address                                           During Past 5 Years

Jack E. Brinson, 65                                   President, Brinson Investment Co.
Trustee                                               President, Brinson Chevrolet, Inc.
1105 Panola Street                                    Tarboro, North Carolina
Tarboro, North Carolina  27886

Eddie C. Brown, 57                                    President
Trustee*                                              Brown Capital Management, Inc.
President                                             Baltimore, Maryland
The Brown Capital Management Funds
809 Cathedral Street
Baltimore, Maryland 21201

Richard K. Bryant, 38                                 President
Trustee*                                              Capital Investment Group
President                                             Raleigh, North Carolina
Vice President                                        Vice President
The CarolinasFund                                     Capital Investment Counsel
Capital Value Fund                                    Raleigh, North Carolina
Post Office Box 32249
Raleigh, North Carolina  27622

Elmer O. Edgerton, Jr., 56                            President
Vice President                                        Capital Investment Counsel
Capital Value Fund                                    Raleigh, North Carolina
Post Office Box 32249                                 Vice President
Raleigh, North Carolina  27622                        Capital Investment Group
                                                      Raleigh, North Carolina

Douglas S. Folk, 37                                   Vice President
Vice President                                        Investek Capital Management, Inc.
Investek Fixed Income Trust                           Jackson, Mississippi, since 1996; previously
317 East Capitol                                      Portfolio Manager, Southern Farm Bureau Life Insurance Company
Jackson, Mississippi  39201                           Jackson, Mississippi

R. Mark Fields, 45                                    Vice President
Vice President                                        Investek Capital Management, Inc.
Investek Fixed Income Trust                           Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

John M. Friedman, 54                                  Vice President
Vice President                                        Investek Capital Management, Inc.
Investek Fixed Income Trust                           Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201
Keith A. Lee, 37                                      Portfolio Manager/Analyst
Vice President                                        Brown Capital Management, Inc.
The Brown Capital Management Funds                    Baltimore, Maryland
309 Cathedral Street
Baltimore, Maryland  21201

Michael T. McRee, 54                                  President
President                                             Investek Capital Management, Inc.
Investek Fixed Income Trust                           Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

Anmar K. Sarafa, 36                                   President
Vice President                                        Zaske, Sarafa & Associates, Inc.
The ZSA Funds                                         Birmingham, Michigan
Suite 200
355 South Woodward Avenue
Birmingham, Michigan  48009

Thomas W. Steed, 40                                   Senior Corporate Attorney
Trustee                                               Hardees Food Systems
101 Bristol Court                                     Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

J. Buckley Strandberg, 38                             Vice President
Trustee                                               Standard Insurance and Realty
Post Office Box 1375                                  Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

C. Frank Watson, III, 27                              Vice President
Secretary                                             The Nottingham Company
105 North Washington Street                           Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

Wayne F. Wilbanks, 37                                 President
President                                             Wilbanks, Smith & Thomas
The WST Growth & Income Fund                          Asset Management, Inc.
One Commercial Place, Suite 1150                      Norfolk, Virginia
Norfolk, VA  25510

Julian G. Winters, 29                                 Legal and Compliance Director
Treasurer and Assistant Secretary                     The Nottingham Company
105 North Washington Street                           Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802                    since  1996;   previously   Operations  Manager,  Tar  Heel  Medical,
                                                      Nashville, North Carolina

Arthur E. Zaske, 50                                   Chairman and Chief Investment Officer
Trustee*                                              Zaske, Sarafa, & Associates, Inc.
President                                             Birmingham, Michigan
The ZSA Funds
Suite 200
355 South Woodward Avenue
Birmingham, Michigan  48009



* Indicates that Trustee is an "interested person" of the Trust for purposes of the 1940 Act because of his position with one of the investment advisors or the Administrator to the Trust.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

                               Compensation Table*

                                                             Pension
                                                            Retirement                                    Total
                                      Aggregate              Benefits             Estimated            Compensation
                                     Compensation           Accrued As              Annual            from the Trust
       Name of Person,                 from the            Part of Fund         Benefits Upon            Paid to
          Position                      Trust                Expenses             Retirement             Trustees
          --------                      -----                --------             ----------             --------
Jack E. Brinson                         $8,500                 None                  None                 $8,500
Trustee
Eddie C. Brown                           None                  None                  None                  None
Trustee
Richard K. Bryant                        None                  None                  None                  None
Trustee
Thomas W. Steed                         $8,500                 None                  None                 $8,500
Trustee
J. Buckley Strandberg                   $7,600                 None                  None                 $7,600
Trustee


*Figures are for the fiscal year ended March 31, 1998.

Principal Holders of Voting Securities. As of July 8, 1998, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 4.943% of the then outstanding shares of each Class of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of a Class of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any class of the Fund as of July 8, 1998.


     Name and Address of                          Amount and Nature of                                         Percent
     Beneficial Owner                             Beneficial Ownership*                                        of Class



     Mississippi College                          192,472.218 Shares                                            14.304%
     Box 4085
     Clinton, MS  39058

     Trustmark National Bank, Trustee             142,420.504 Shares                                            10.584%
     for RIMOR, Inc. Profit Sharing Plan
     P.O. Box 291
     Jackson, MS  39205-0291

     Deposit Guaranty National Bank, Trustee      114,628.198 Shares                                             8.519%
     for Butler, Snow, O'Mara, Stevens & Cannada
     PLLC Profit Sharing Plan
     210 East Capitol St., Ste. 1700
     Jackson, MS  39201-3100

     1st Presbyterian Church                      78,957.997 Shares                                             5.868%
     Lolla Boyd Parish Religious
       and Educational Memorial Fund
     P.O. Box 485
     Greenwood, MS  38935-0485

     Trustmark National Bank, Trustee             77,751.787 Shares                                             5.778%
     for Puckett Machinery
     P.O. Box 291
     Jackson, MS  39205-0291



* The Fund believes the shares indicated are owned both of record and beneficially.

Investment Advisor. Information about Investek Capital Management, Inc., (the "Advisor") and its duties and compensation as Advisor is contained in the Prospectus.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

The Advisor will receive a monthly management fee equal to an annual rate of 0.45% of the average daily net asset value of the Fund. For the fiscal year ended March 31, 1996, the Fund paid the Advisor $33,857 of its advisory fee, while the Advisor voluntarily waived the remaining portion of its fee in the amount of $29,700. For the fiscal year ended March 31, 1997, the Fund paid the Advisor $17,503 of its advisory fee, while the Advisor voluntarily waived the remaining portion of its fee in the amount of $35,023. For the fiscal year ended March 31, 1998, the Fund paid the Advisor $30,477 of its advisory fee, while the Advisor voluntarily waived the remaining portion of its fee in the amount of $25,063.

Administrator and Transfer Agent. The Trust has entered into a Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fee at the annual rate of 0.15% of the average daily net assets of the Fund. In addition, the Administrator currently receives a base monthly fee of $1,750 for accounting and recordkeeping services for the Fund and $750 for each Class of Shares beyond the initial Class of Shares of the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

For services to the Fund for the fiscal years ended March 31, 1996, 1997, and 1998, the Administrator received fees of $21,199, $19,763, and $21,082 respectively. For the fiscal years ended March 31, 1996, 1997, and 1998, the Administrator received $21,000 each year for accounting and recordkeeping services.

The Administrator will perform the following services for the Fund: (1) coordinate with the Custodian and monitor the services it provides to the Fund;
(2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepare or supervise the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepare and, after approval by the Trust, file and arrange for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) review and submit to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

With the approval of the Trust, the Administrator has contracted with North Carolina Shareholder Services, LLC (the "Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund. The address of the Transfer Agent is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.

Distributor. Capital Investment Group, Inc. (the "Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the "Distribution Agreement") approved by the Board of Trustees of the Trust.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60 days prior written notice to the other party.

Custodian. Trustmark National Bank (the "Custodian"), 248 E. Capitol Street, Post Office Box 291, Jackson, Mississippi 39205-0291 serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian.

Independent Auditors. The firm of Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222-5401, serves as independent auditors for the Fund, and will audit the annual financial statements of the Fund, prepare the Fund's federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $50,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-525-3863, or by writing to:

                           Investek Fixed Income Trust
                   [Investor Shares] or [Institutional Shares]
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return and yield of the each Class of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of each Class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)n = ERV

       Where:    T =    average annual total return.

               ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                 P = hypothetical initial payment of $1,000 from which the maximum sales load is deducted.

                 n = period covered by the computation, expressed in terms of years.

The Fund may also compute the aggregate total return of each Class of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The average annual total return quotations for the Institutional Shares of the Fund for the year ended March 31, 1998, five years ended March 31, 1998, and since inception (November 15, 1991 to March 31, 1998) are 9.91%, 6.37%, and 7.11%, respectively. The cumulative total return quotation for the Institutional Shares since inception through March 31, 1998 is 54.95%. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future. The Investor Shares of the Fund were not offered during the period of such performance quotations.

The yield of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. In particular, yield is determined according to the following formula:

                            Yield =2[(A - B + 1)6-1]
                                      _____
                                       CD

Where: A equals dividends and interest earned during the period; B equals expenses accrued for the period (net of reimbursements); C equals average daily number of shares outstanding during the period that were entitled to receive dividends; D equals the maximum offering price per share on the last day of the period. For the thirty-day period ended March 31, 1998, the yield for the Institutional Shares of the Fund was 6.07%. The Investor Shares of the Fund were not offered during such period.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Lehman Aggregate Bond Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the reflects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

Comparative information about the yield of the Fund and about average rates of return on certificates of deposits, bank money market deposit accounts, money market mutual funds, and other similar types of investments may be included in Fund communications. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Fund intends to limit its investments to investment grade fixed income securities ("Investment-Grade Debt Securities"). At least 90% of the Fund's assets will be invested in Investment-Grade Debt Securities rated A or better as described below (or if not rated, of equivalent quality as determined by the Advisor). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

       AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be "Investment-Grade Debt Securities" and are regarded, on balance, as having significant speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt which is rated A possesses many favorable investment attributes and is to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt which is rated Baa is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternative liquidity. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

         MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2; VMIG-2 - Obligations bearing these designations are of a high quality with ample margins of protection.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

         AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

         BBB - Bonds  rated BBB have  below-average  protection  factors but are
         still   considered   sufficient  for  prudent   investment.   There  is
         considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category. A "ratings outlook" is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative". The absence of a designation indicates a stable outlook.

Bonds rated BB, B and CCC by Fitch are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the two highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

         F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

The term symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

Bonds rated BB, B and CCC by Fitch are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

         F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

         F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

Dear Shareholders of Investek Fixed Income Trust:

         Enclosed for your review is the annual report for the fiscal year ended 31 March 1998, including a report entitled "Portfolio of Investments." In what was a strong year for the bond market, caused by a decline in yields from 61 basis points at the one-year Treasury to 116 basis points at 30-year, the fund returned 9.91% versus the Lipper Intermediate Investment Grade Index at 10.72%. This is the Lipper category in which the fund is categorized. Over the trailing 3-year period, annualized returns were 8.64% respectively. For the trailing 5-year period, annualized returns were 6.38% versus 6.28% respectively.

         As the bond market rallied this fiscal year, we were in a defensive position with the fund's effective duration shorter than the target duration of the Lehman Brothers Aggregate Index. Consequently, we did not participate fully in terms of price appreciation as rates fell. In the last quarter of the fiscal year, we re-balanced the portfolio to bring the effective duration to 4.33 years compared to the Aggregate's 4.55 years. We will maintain this match carefully in order that our philosophy of buying high quality issues with incremental yield can bear fruit as it has in the past.

         We have maintained the portfolio's overall AAA rating. United States Government and Agency guaranteed and insured obligations make up 75% of the portfolio, with another 14% in AAA-rated issues. Thank you for your continued confidence in the Investek Fixed Income Trust. Please call us if we can be of further service to you.

Very truly yours.



INVESTEK CAPITAL MANAGEMENT
Douglas Folk, CFA
Vice President

                          INVESTEK FIXED INCOME TRUST

                    Performance Update - $50,000 Investment

       For the period from November 15, 1991 (commencement of operations)
                                to March 31, 1998


                Investek Fixed        Lehman Aggregate    Lipper Intermediate
                Income Trust          Bond Index          Grade Debt Fund Index

 11/15/91       50,000                50,000              50,000
 12/31/91       50,355                51,720              51,713
  3/31/92       50,612                51,059              51,108
  6/30/92       55,345                53,119              53,135
  9/30/92       53,918                55,401              55,567
 12/31/92       54,275                55,548              55,446
  3/31/93       56,875                57,844              57,912
  6/30/93       58,672                59,378              59,394
  9/30/93       60,027                60,928              60,941
 12/31/93       60,004                60,964              60,990
  3/31/94       57,698                59,216              59,307
  6/30/94       57,065                58,606              58,608
  9/30/94       57,281                58,963              58,974
 12/31/94       57,736                59,186              59,035
  3/31/95       60,426                62,171              61,709
  6/30/95       64,300                65,959              65,120
  9/30/95       64,918                67,254              66,360
 12/31/95       67,446                70,120              69,140
  3/31/96       66,892                68,877              67,915
  6/30/96       67,836                69,268              68,179
  9/30/96       68,958                70,549              69,371
 12/31/96       70,199                72,665              71,341
  3/31/97       70,487                72,259              70,914
  6/30/97       73,040                74,913              73,353
  9/30/97       74,765                77,402              75,618
 12/31/97       76,634                79,681              76,730
  3/31/98       77,474                80,920              78,518


This graph depicts the performance of the Investek Fixed Income Trust versus the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Fund Index. It is important to note that the Investek Fixed Income Trust is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return

-------------------------------------------------
Since Inception     One Year     Five Years
-------------------------------------------------
    7.11%             9.91%         6.37%
-------------------------------------------------


The graph assumes an initial $50,000 investment at November 15, 1991. All dividends and distributions are reinvested.

At March 31, 1998, the Fund would have grown to $77,474 - total investment return of 54.95% since November 15, 1991.

At March 31, 1998, a similar investment in the Lehman Brothers Aggregate Bond Index would have grown to $80,920 - total investment return of 61.84% and the Lipper Intermediate Investment Grade Debt Fund Index would have grown to $78,518
- total investment return of 57.04%, since November 15, 1991.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                                     INVESTEK FIXED INCOME TRUST

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998



------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Interest     Maturity          Value
                                                                                 Principal       Rate         Date          (note 1)
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AND AGENCY OBLIGATIONS - 64.54%

     United States Treasury Note ..............................................   $800,000      5.500%      02/15/08      $  790,875
     A.I.D. - Equador .........................................................     85,366      7.050%      05/01/15          89,259
     A.I.D. - Ivory Coast .....................................................    280,105      8.100%      12/01/06         282,262
     A.I.D. - Peru ............................................................    174,335      8.350%      01/01/07         174,771
     B.A.L.T. Conway Partnership Title XI .....................................    145,616     10.750%      11/15/03         147,437
     Chilbar Ship Co. Title XI ................................................     63,894      6.980%      07/15/01          64,028
     Federal Agricultural Mortgage Corporation
         Series AM-1003 .......................................................    672,835      6.822%      04/25/13         696,530
         Series AM-1002 .......................................................    248,602      6.922%      12/25/12         256,025
     Federal Home Loan Mortgage Corporation
         REMIC Series 1545 Class H ............................................    200,000      6.000%      06/15/23         194,188
         Pool #W10001 .........................................................     64,000      6.420%      12/01/05          65,263
         REMIC  Series 1311 Class J ...........................................    500,000      7.500%      09/15/21         517,344
     Federal National Mortgage Association
         Pool #73401 ..........................................................    490,451      6.440%      03/01/06         498,172
         REMIC Series 1993-117 Class K ........................................    478,939      6.500%      07/25/08         473,402
     Federal National Mortgage Association Strip
         Series 66 Class 1 ....................................................    184,399      7.500%      01/01/20         187,657
     Global Industries Ltd. Title XI ..........................................  1,204,000      8.300%      07/15/20       1,263,856
     Government National Mortgage Association
         Pool #16402 ..........................................................    258,975      8.500%      04/15/12         271,761
         Pool #383137 .........................................................    398,289      7.750%      03/15/11         408,495
     Lawrence Steamship Company Title XI ......................................    337,357      7.270%      09/01/03         343,801
     Moore McCormack Leasing - Series B - Title XI ............................    163,000      8.875%      07/15/01         163,815
     Small Business Administration 98-B .......................................  1,000,000      6.150%      02/01/18         985,278
     Small Business Administration 97-E .......................................    240,292      6.600%      09/01/07         242,900
     Small Business Administration 97-H .......................................    246,433      6.800%      08/01/17         250,397
     Small Business Administration 97-F .......................................    295,737      7.200%      06/01/17         306,732
     Small Business Administration 92-A .......................................    285,647      7.600%      01/01/12         295,645
                                                                                                                         -----------

         Total U. S. Government and Agency Obligations (Cost $8,795,409) ......                                            8,969,893
                                                                                                                         -----------




                                                                                                                         (Continued)


                                                     INVESTEK FIXED INCOME TRUST

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998



------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Interest     Maturity          Value
                                                                                 Principal       Rate         Date          (note 1)
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT INSURED OBLIGATIONS - 9.56%

     Federal Housing Authority Project Loan
         Crystal City ...........................................................  $57,786      2.900%      01/01/06         $49,906
         Downtowner Apartments ..................................................  163,978      8.375%      11/01/11         171,977
         GMAC 32 ................................................................   86,553      7.430%      12/01/21          88,542
         Kinswood Apartments ....................................................  595,426      6.875%      10/01/14         589,323
         USGI #87 ...............................................................  418,316      7.430%      08/01/23         428,543
                                                                                                                         -----------

         Total U. S. Government Insured Obligations (Cost $1,316,762) ...........                                          1,328,291
                                                                                                                         -----------

CORPORATE OBLIGATIONS - 11.18%

     California Infrastructure SDG&E Series 1997-1 ..............................  500,000      6.370%      12/26/09         504,219
     GG1B Funding Corporation ...................................................  449,181      7.430%      01/15/11         459,849
     Great Northern Railroad Series Q ...........................................  616,000      2.625%      01/01/10         420,420
     Monon Railroad .............................................................  175,000      6.000%      01/01/07         170,060
                                                                                                                         -----------

         Total Corporate Obligations (Cost $1,543,033) ..........................                                          1,554,548
                                                                                                                         -----------

CONVENTIONAL MORTGAGE BACKED SECURITIES - 8.28%

     GE Capital Mortgage Services, Inc.
         REMIC Series 1993-17 Class A6 ..........................................  650,000      6.500%      12/25/23         652,031
     Prudential Home Mortgage Securities
         REMIC Series 1994-2 Class A8 ...........................................  500,000      6.750%      02/25/24         499,219
                                                                                                                         -----------

         Total Conventional Mortgage Backed Securities (Cost $1,117,681) ........                                          1,151,250
                                                                                                                         -----------

PRIVATE MORTGAGE BACKED SECURITIES - 1.61%

     Krauss/Schwartz Properties, Ltd. ...........................................  136,431      7.740%      02/18/04         137,440
     National Housing Partnership ...............................................   86,590      9.500%      05/01/03          85,950
                                                                                                                         -----------

         Total Private Mortgage Backed Securities (Cost $223,020) ...............                                            223,390
                                                                                                                         -----------

PRIVATE PLACEMENT CORPORATE SECURITIES - 1.86%

     Rosewood Care Center Capital Funding Corporation
         First Mortgage Bonds (Cost $268,926)....................................  275,541      7.250%      11/01/13         258,320
                                                                                                                         -----------



                                                                                                                         (Continued)


                                                     INVESTEK FIXED INCOME TRUST

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Value
                                                                                                             Shares         (note 1)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANY - 1.52%

     AIM Short Term Prime Fund A (Cost $211,854).................................                            211,854     $   211,854
                                                                                                                         -----------

Total Value of Investments (Cost $13,476,685 (a)) ...............................                              98.55 %   $13,697,546
Other Assets in Excess of Liabilities ...........................................                               1.45 %       201,683
                                                                                                              ------     -----------
     Net Assets .................................................................                             100.00 %   $13,899,229
                                                                                                              ======     ===========




     (a) Aggregate cost for federal income tax purposes is $13,477,731.  Unrealized  appreciation  (depreciation) of investments for federal income tax purposes is as follows:

         Unrealized appreciation                                                                                           $270,508
         Unrealized depreciation                                                                                            (50,693)
                                                                                                                           --------
                        Net unrealized appreciation                                                                        $219,815
                                                                                                                           ========



See accompanying notes to financial statements

                                                     INVESTEK FIXED INCOME TRUST

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 1998


ASSETS
       Investments, at value (cost $13,476,685) .....................................................                    $13,697,546
       Cash .........................................................................................                         64,011
       Income receivable ............................................................................                        143,622
       Other asset ..................................................................................                              7
                                                                                                                         -----------

            Total assets ............................................................................                     13,905,186
                                                                                                                         -----------

LIABILITIES
       Accrued expenses .............................................................................                          5,957
                                                                                                                         -----------


NET ASSETS
       (applicable to 1,347,703 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) ......................................                    $13,899,229
                                                                                                                         ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
       ($13,899,229 / 1,347,703 shares) .............................................................                    $     10.31
                                                                                                                         ===========

NET ASSETS CONSIST OF
       Paid-in capital ..............................................................................                    $14,190,014
       Accumulated net realized loss on investments .................................................                      (511,646)
       Net unrealized appreciation on investments ...................................................                        220,861
                                                                                                                         -----------
                                                                                                                         $13,899,229
                                                                                                                         ===========


See accompanying notes to financial statements

                                                     INVESTEK FIXED INCOME TRUST

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 1998



INVESTMENT INCOME

       Income
            Interest .....................................................................................               $  860,343
            Dividends ....................................................................................                   17,502
                                                                                                                         ----------

                 Total income ............................................................................                  877,845
                                                                                                                         ----------

       Expenses
            Investment advisory fees (note 2) ............................................................                   55,540
            Fund administration fees (note 2) ............................................................                   18,513
            Custody fees .................................................................................                    3,552
            Registration and filing administration fees (note 2) .........................................                    2,569
            Fund accounting fees (note 2) ................................................................                   21,000
            Audit fees ...................................................................................                   11,139
            Legal fees ...................................................................................                    4,336
            Securities pricing fees ......................................................................                    2,088
            Shareholder recordkeeping fees ...............................................................                      587
            Shareholder servicing expenses ...............................................................                    3,218
            Registration and filing expenses .............................................................                    2,969
            Printing expenses ............................................................................                    1,661
            Trustee fees and meeting expenses ............................................................                    4,244
            Other operating expenses .....................................................................                    4,662
                                                                                                                         ----------

                 Total expenses ..........................................................................                  136,078
                                                                                                                         ----------

                 Less investment advisory fees waived (note 2) ...........................................                  (25,063)
                                                                                                                         ----------

                 Net expenses ............................................................................                  111,015
                                                                                                                         ----------

                       Net investment income .............................................................                  766,830
                                                                                                                         ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions ....................................................                   10,958
       Decrease in unrealized depreciation on investments ................................................                  346,682
                                                                                                                         ----------

            Net realized and unrealized gain on investments ..............................................                  357,640
                                                                                                                         ----------

                 Net increase in net assets resulting from operations ....................................               $1,124,470
                                                                                                                         ==========



See accompanying notes to financial statements

                                                     INVESTEK FIXED INCOME TRUST

                                                 STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Year ended       Year ended
                                                                                                          March 31,        March 31,
                                                                                                              1998             1997
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

     Operations
         Net investment income ...................................................................     $   766,830      $   743,943
         Net realized gain from investment transactions ..........................................          10,958           40,347
         Increase (decrease) in unrealized appreciation (depreciation) on investments ............         346,682         (171,926)
                                                                                                       -----------      -----------

                                  Net increase in net assets resulting from operations ...........       1,124,470          612,364
                                                                                                       -----------      -----------

     Distributions to shareholders from
         Net investment income ...................................................................        (767,000)        (748,208)
                                                                                                       -----------      -----------

     Capital share transactions
         Increase (decrease) in net assets resulting from capital share transactions (a) .........       2,314,618         (898,136)
                                                                                                       -----------      -----------

                                       Total increase (decrease) in net assets ...................       2,672,088       (1,033,980)

NET ASSETS

     Beginning of year ...........................................................................      11,227,141       12,261,121
                                                                                                        ----------       ----------

     End of year   (including undistributed net investment income
                    of $170 in 1997) .............................................................     $13,899,229      $11,227,141
                                                                                                       ===========      ===========


(a) A summary of capital share activity follows:
                                                              ----------------------------------------------------------------------
                                                                         Year ended                          Year ended
                                                                       March 31, 1998                      March 31, 1997

                                                                 Shares              Value             Shares             Value
                                                              ----------------------------------------------------------------------

Shares sold ..............................................        282,314      $ 2,930,727                  90,260      $   912,132
Shares issued for reinvestment
     of distributions ....................................         51,625          530,895                  46,737          470,441
                                                              -----------      -----------             -----------      -----------

                                                                  333,939        3,461,622                 136,997        1,382,573

Shares redeemed ..........................................       (110,904)      (1,147,004)               (225,604)      (2,280,709)
                                                              -----------      -----------             -----------      -----------

     Net increase (decrease) .............................        223,035      $ 2,314,618                 (88,607)     $  (898,136)
                                                              ===========      ===========             ===========      ===========





See accompanying notes to financial statements

                                                     INVESTEK FIXED INCOME TRUST

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year ended   Year ended   Year ended   Year ended   Year ended
                                                                       March 31,    March 31,    March 31,    March 31,    March 31,
                                                                           1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .............................          $9.98       $10.11        $9.74        $9.93       $10.48

      Income from investment operations
             Net investment income .............................           0.64         0.65         0.66         0.63         0.61
             Net realized and unrealized gain (loss) on investments        0.33        (0.13)        0.37        (0.19)       (0.43)
                                                                    -----------  -----------  -----------  -----------  -----------

                      Total from investment operations .........           0.97         0.52         1.03         0.44         0.18
                                                                    -----------  -----------  -----------  -----------  -----------

      Distributions to shareholders from
             Net investment income .............................          (0.64)       (0.65)       (0.66)       (0.63)       (0.60)
             Net realized gain from investment transactions ....          (0.00)        0.00         0.00         0.00        (0.13)
                                                                    -----------  -----------  -----------  -----------  -----------

                      Total distributions ......................          (0.64)       (0.65)       (0.66)       (0.63)       (0.73)
                                                                    -----------  -----------  -----------  -----------  -----------

Net asset value, end of year ...................................         $10.31        $9.98       $10.11        $9.74        $9.93
                                                                    ===========  ===========  ===========  ===========  ===========


Total return ...................................................           9.91%        5.38%       10.70%        4.73%        1.43%
                                                                    ===========  ===========  ===========  ===========  ===========


Ratios/supplemental data

      Net assets, end of year ..................................    $13,899,229  $11,227,141  $12,261,121  $14,983,474  $17,641,814
                                                                    ===========  ===========  ===========  ===========  ===========

      Ratio of expenses to average net assets
             Before expense reimbursements and waived fees .....           1.10%        1.20%        1.08%        1.08%        1.41%
             After expense reimbursements and waived fees ......           0.90%        0.90%        0.87%        0.77%        0.77%

      Ratio of net investment income to average net assets
             Before expense reimbursements and waived fees .....           6.01%        6.07%        6.20%        6.15%        5.45%
             After expense reimbursements and waived fees ......           6.21%        6.37%        6.41%        6.45%        5.82%


      Portfolio turnover rate ..................................          38.46%       32.94%       16.57%       19.64%       34.42%




See accompanying notes to financial statements

                           INVESTEK FIXED INCOME TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Investek Fixed Income Trust (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-end investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to preserve capital and maximize total returns through active management of investment grade fixed income securities. The Fund began operations on November 15, 1991.

         Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Shares of the Fund on August 1, 1996, and an additional class of shares, the Investor Shares, was authorized. To date, only Institutional Shares have been issued by the Fund. The Investor Shares will be sold with a sales charge and will bear potential distribution expenses and service fees. The Institutional Shares are sold without a sales charge and bears no shareholder servicing or distribution fees. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m., New York time. Securities for which market quotations are not readily available are valued in good faith using a method approved by the Trust's Board of Trustees, taking into consideration institutional bid and last sale prices, and securities prices, yields, estimated maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. Short-term investments are valued at cost which approximates value.

               The financial statements include securities valued at $8,083,608 (58% of net assets) whose values have been estimated using a method approved by the Trust's Board of Trustees. Such securities are valued by using a matrix system, which is based upon the factors described above and particularly the spread between yields on the securities being valued and yields on U.S. Treasury securities with similar remaining years to maturity. Those estimated values may differ from the values that would have resulted from actual purchase and sale transactions.

         B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

               The Fund has capital loss carryforwards for federal income tax purposes of $510,600, $492,567 of which expires in the year 2003 and $18,033 of which expires in the year 2004. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.

                                                                     (Continued)

                           INVESTEK FIXED INCOME TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998


               Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis.

         D. Distributions to Shareholders - The Fund generally declares dividends monthly, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Investek Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.45% of the Fund's average daily net assets.

         The Advisor currently intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 0.90% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $25,063 ($0.02 per share) for the year ended March 31, 1998.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.15% of the Fund's average daily net assets. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

                                                                     (Continued)

                           INVESTEK FIXED INCOME TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



         NC Shareholder Services, LLC (the "Transfer Agent") has been retained by the Administrator to serve as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

         Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $6,716,183 and $4,592,770, respectively, for the year ended March 31, 1998.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of Investek Fixed Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Investek Fixed Income Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended March 31, 1998 and 1997, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1998 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Investek Fixed Income Fund as of March 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Pittsburgh, Pennsylvania
April 24, 1998

                       STATEMENT OF ADDITIONAL INFORMATION

                            ZSA ASSET ALLOCATION FUND

                                 August 1, 1998

                                   A Series of
                       THE NOTTINGHAM INVESTMENT TRUST II
                107 North Washington Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-525-3863



                                                          Table of Contents

INVESTMENT OBJECTIVE AND POLICIES.......................................................................................  2
INVESTMENT VEHICLES THAT MAY BE USED IN FUTURE YEARS....................................................................  4
INVESTMENT LIMITATIONS..................................................................................................  7
NET ASSET VALUE.........................................................................................................  9
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................................................................  9
DESCRIPTION OF THE TRUST................................................................................................ 10
ADDITIONAL INFORMATION CONCERNING TAXES................................................................................. 11
MANAGEMENT OF THE FUND.................................................................................................. 12
SPECIAL SHAREHOLDER SERVICES............................................................................................ 17
ADDITIONAL INFORMATION ON PERFORMANCE................................................................................... 18
APPENDIX A - DESCRIPTION OF RATINGS..................................................................................... 21
ANNUAL REPORT OF THE FUND FOR THE FISCAL YEAR ENDED MARCH 31, 1998.................................................ATTACHED


This Statement of Additional Information (the "Additional Statement") is meant to be read in conjunction with the Prospectus, dated the same date as this Additional Statement, for the ZSA Asset Allocation Fund (the "Fund"), as the Prospectus may be amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus. Because this Additional Statement is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. This Additional Statement is not a prospectus but is incorporated by reference in the Prospectus in its entirety. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus of the Fund. The Fund, organized in 1992, has no prior operating history.

Additional  Information  on  Fund  Instruments.   Attached  to  this  Additional
Statement is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest.

Investment Transactions. Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the spread or commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spread or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended March 31, 1996, 1997, and 1998, the Fund paid brokerage commissions of $28,832, $10,307, and $12,512, respectively.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days.

Description of Money Market Instruments. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and restricted securities. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

              INVESTMENT VEHICLES THAT MAY BE USED IN FUTURE YEARS

When the Fund has reached a size in total net assets when hedging techniques may be reasonably expected to add value, and preserve unrealized gains in the portfolio, some or all of the following techniques may be used. If these techniques become applicable, the Fund will amend the Prospectus to include a complete description of these techniques, and forward the revised prospectus to all shareholders of the Fund.

Options on Securities and Securities Indices. To realize greater income than would be realized on portfolio securities transactions alone, the Fund may write
(sell) covered call and put options. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price, upon exercise of the option, at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding. By writing covered call options, however, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

The purpose of writing put options is to generate additional income. A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price, upon exercise of the option, at any time before the expiration date. All put options written by the Fund will be covered, which means that the Fund will have deposited with its custodian cash, U.S. Government Securities, or other high-grade debt liquid securities with a value at least equal to the exercise price of the put option. In return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

The Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions."

The Fund may write and purchase put and call options on any securities in which it may invest in options on any securities index based on securities in which the Fund may invest. The Fund is also authorized to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

The Fund would normally purchase call options to hedge against an increase in the market value of securities of the type in which the Fund may invest. The Fund will not engage in such transactions for speculation. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price, upon exercise of the option, during the option period. The Fund would ordinarily realize a gain if during the option period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize a loss on the purchase of the call option.

The Fund would normally purchase put options to hedge against a decline in the market value of securities in its portfolio ("protective puts"). The Fund will not engage in such transactions for speculation. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price, upon exercise of the option, during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's securities. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to cover the premium and transaction costs; otherwise, the Fund would realize a loss on the purchase of the put option.

The Fund may purchase put and call options on securities indices for the same purposes as the purchase of options on securities. Currently, only options on stock indices are traded and only on national exchanges. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A purchase of securities index options is subject to the risk that the value of the Fund's portfolio securities may not change as much as an index because a Fund's investments generally cannot exactly match the composition of an index.

There is no assurance that a liquid secondary market on a domestic options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, the Fund would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The Fund expects to purchase and write only exchange traded options until such time as the Advisor determines that the over-the-counter market in options is sufficiently developed and appropriate disclosure is furnished to prospective and existing shareholders.

The Fund may purchase and sell both options that are traded on United States exchanges, and certain options traded in the over-the-counter market, including options on GNMAs and short-term intermediate and long-term Treasury securities. The Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options.

The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers whose debt securities are considered investment grade by the Advisor. Moreover, until such time as the staff of the Securities and Exchange Commission changes its position, the Fund will adhere to the staff's informal position that purchased over-the-counter options and assets used to cover written over-the-counter options constitute illiquid securities.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund will pay brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in the Fund's turnover rate. The Fund's transactions in options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

Futures Contracts and Related Options. To hedge against changes in securities prices, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and other financial instruments and indices. The Fund may engage in futures and related options transactions for bona fide hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions that may result in a profit or a loss. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Advisor, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on securities indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contacts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium that may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract that may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be affected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Fund will engage in futures and related options  transactions  only for bona fide hedging purposes in accordance with CFTC regulations, which permit investment companies registered under the 1940 Act to engage in such transactions without requiring their sponsors to be registered as commodity pool operators. The Fund is not permitted to engage in speculative futures trading. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or in securities which it expects to purchase. The Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. In particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

Transaction costs associated with futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contacts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position that is intended to be protected, the desired protection may not be obtained, and the Fund may be exposed to risk of loss.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of
(i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or the Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may purchase or sell futures contracts for hedging purposes and may obtain such short term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund's net assets. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11) Make loans of money or securities, except that the Fund may invest in repurchase agreements, money market instruments, and other debt securities;

(12) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are "restricted" securities and any other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation;

(13) Purchase or sell commodities or commodities contracts;

(14) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of the Fund's total assets; and the Fund may pledge its assets to secure all such borrowings;

(15) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; or

(16) Purchase foreign securities, except that the Fund may purchase foreign securities sold as American Depository Receipts without limit.


Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (restriction (14) above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (restriction (8) above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                                 NET ASSET VALUE

The net asset value per share of the Fund is determined at the time trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time), Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be deemed a business holiday on which the net asset value of the Fund will not be calculated.

The net asset value per share of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

For the fiscal years ended March 31, 1996, 1997, and 1998, the total expenses of the Fund after fee waivers and expense reimbursements were $195,347 (1.91% of the average daily net assets of the Fund) $175,296 (1.95% of the average daily net assets of the Fund), and $139,451 (1.95% of the average daily net assets of the Fund).

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value.

Plan Under Rule 12b-1. The Trust has adopted a Plan of Distribution (the "Plan") for the Fund pursuant to Rule 12b-1 under the 1940 Act (see "How Shares May Be Purchased - Distribution Plan" in the Prospectus). Under the Plan the Fund may expend up to 0.25% of the Fund's average net assets annually to finance any activity which is primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided the Trust's Board of Trustees has approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan and the Distribution Agreement with the Distributor have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Board of Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund, and the Board of Trustees has made such a determination for the current year of operations under the Plan. The Plan and the Distribution Agreement may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the Fund's outstanding voting stock. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the Fund's outstanding voting stock, as well as by a majority vote of those trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.

For the fiscal year ended March 31, 1998 the Fund incurred $17,879 for costs in connection with the Plan under Rule 12b-1. Such costs were spent on compensation to sales personnel for sale of Fund shares and servicing of shareholder accounts.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "How Shares May Be Redeemed," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on October 25, 1990. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the shares of eight series, as follows: ZSA Asset Allocation Fund managed by Zaske, Sarafa & Associates, Inc. of Birmingham, Michigan; Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; Investek Fixed Income Trust managed by Investek Capital Management, Inc. of Jackson, Mississippi; The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund; The Brown Capital Management Small Company Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland; The WST Growth & Income Fund managed by Wilbanks, Smith & Thomas Asset Management, Inc. of Norfolk, Virginia, and The CarolinasFund managed by Morehead Capital Advisors, LLC, of Charlotte, North Carolina. The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this Additional Statement, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this Additional Statement, shares of the Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including the Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Trustees and executive officers of the Trust, their addresses and ages, and their principal occupations for the last five years are as follows:


 Name, Age, Position(s)                               Principal Occupation(s)
       and Address                                    During Past 5 Years

Jack E. Brinson, 65                                   President, Brinson Investment Co.
Trustee and Chairman                                  President, Brinson Chevrolet, Inc.
1105 Panola Street                                    Tarboro, North Carolina
Tarboro, North Carolina  27886

Eddie C. Brown, 56                                    President
Trustee*                                              Brown Capital Management, Inc.
President                                             Baltimore, Maryland
The Brown Capital Management Funds
809 Cathedral Street
Baltimore, Maryland 21201

Richard K. Bryant, 39                                 President
Trustee*                                              Capital Investment Group
President                                             Raleigh, North Carolina
Capital Value Fund                                    Vice President
Vice President                                        Capital Investment Counsel
The CarolinasFund                                     Raleigh, North Carolina
Post Office Box 32249
Raleigh, North Carolina  27622

Elmer O. Edgerton, Jr., 56                            President
Vice President                                        Capital Investment Counsel
Capital Value Fund                                    Raleigh, North Carolina
Post Office Box 32249                                 Vice President
Raleigh, North Carolina  27622                        Capital Investment Group
                                                      Raleigh, North Carolina

Douglas S. Folk, 37                                   Vice President
Vice President                                        Investek Capital Management, Inc.
Investek Fixed Income Trust                           Jackson, Mississippi, since 1996; previously
317 East Capitol                                      Portfolio Manager, Southern Farm Bureau Life Insurance Company
Jackson, Mississippi  39201                           Jackson, Mississippi

R. Mark Fields, 45                                    Vice President
Vice President                                        Investek Capital Management
Investek Fixed Income Trust                           Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

John M. Friedman, 54                                  Vice President
Vice President                                        Investek Capital Management
Investek Fixed Income Trust                           Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

Keith A. Lee, 37                                      Vice President
Vice President                                        Brown Capital Management, Inc.
The Brown Capital Management Funds                    Baltimore, Maryland
309 Cathedral Street
Baltimore, Maryland  21201

Michael T. McRee, 54                                  President
President                                             Investek Capital Management, Inc.
Investek Fixed Income Trust                           Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

Anmar K. Sarafa, 37                                   President
Vice President                                        Zaske, Sarafa & Associates, Inc.
The ZSA Funds                                         Birmingham, Michigan
Suite 200
355 South Woodward Avenue
Birmingham, Michigan  48009

Thomas W. Steed, 40                                   Senior Corporate Attorney
Trustee                                               Hardees Food Systems
101 Bristol Court                                     Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

J. Buckley Strandberg, 38                             Vice President
Trustee                                               Standard Insurance and Realty
Post Office Box 1375                                  Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

C. Frank Watson III, 27                               Vice President
Secretary                                             The Nottingham Company
105 North Washington Street                           Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

Wayne F. Wilbanks, 37                                 President
President                                             Wilbanks, Smith & Thomas
The WST Growth & Income Fund                          Asset Management, Inc.
One Commercial Place, Suite 1150                      Norfolk, Virginia
Norfolk, Virginia  25510

Julian G. Winters, 29                                 Legal and Compliance Director
Treasurer and Assistant Secretary                     The Nottingham Company
105 North Washington Street                           Rocky Mount, North Carolina, since 1996; previously
Rocky Mount, North Carolina  27802                    Operations Manager, Tar Heel Medical, Nashville, North Carolina

Arthur E. Zaske, 50                                   Chairman/ Chief Investment Officer
President                                             Zaske, Sarafa, & Associates, Inc.
The ZSA Funds                                         Birmingham, Michigan
Suite 200
355 South Woodward Avenue
Birmingham, Michigan  48009

-------------------------------

* Indicates that Trustee is an "interested person" of the Trust for purposes of the 1940 Act because of his position with one of the investment advisors or the Administrator to the Trust.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.


                                                   Compensation Table*

                                                             Pension
                                                            Retirement                                     Total
                                      Aggregate              Benefits             Estimated            Compensation
                                     Compensation           Accrued As              Annual            from the Trust
       Name of Person,                 from the            Part of Fund         Benefits Upon             Paid to
          Position                      Trust                Expenses             Retirement             Trustees
          --------                      -----                --------             ----------             --------
Jack E. Brinson                         $8,500                 None                  None                 $8,500
Trustee
Eddie C. Brown                           None                  None                  None                  None
Trustee
Richard K. Bryant                        None                  None                  None                  None
Trustee
Thomas W. Steed                         $8,500                 None                  None                 $8,500
Trustee
J. Buckley Strandberg                   $7,600                 None                  None                 $7,600
Trustee


*Figures are for the fiscal year ended March 31, 1998.

Principal Holders of Voting Securities. As of July 8, 1998, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of July 8, 1998.


     Name and Address of                           Amount and Nature of
     Beneficial Owner                              Beneficial Ownership*                                        Percent

     The Harris Family Trust                            26,987.593 shares                                         7.163%
     fbo Charlotte Sarlos
     44304 Greenview Dr.
     El Macro, CA  95618

     First Union National Bank of NC                    21,219.805 shares                                         5.632%
     Roy T. Hawkinson, IRA
     5875 Wingcroft Court
     Bloomfield, MI  48301

     Sterling Bank & Trust                              20,996.386 shares                                         5.573%
     Attn:  Derick Adams
     One Towne Square, 17th Floor
     Southfield, MI  48076


* The Fund believes the shares indicated are owned both of record and beneficially.

Investment Advisor. Information about Zaske, Sarafa & Associates, Inc. (the "Advisor") and its duties and compensation as Advisor is contained in the Prospectus.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

The Advisor will receive a monthly management fee equal to an annual rate of 1.00% of the average daily net asset value of the Fund. For the fiscal year ended March 31, 1996, the Fund paid the Advisor $62,717 of its advisory fee, while the Advisor voluntarily waived the remaining portion in the amount of $39,922. For the fiscal year ended March 31, 1997, the Fund paid the Advisor an advisory fee of $53,336, while the Advisor voluntarily waived the remaining portion of its fee in the amount of $36,588. The Advisor also reimbursed a portion of the Fund's expenses in the amount of $954. For the fiscal year ended March 31, 1998, the Fund paid the Advisor $25,147 of its advisory fee, while the Advisor voluntarily waived the remaining portion of its fee in the amount of $46,413.

Administrator and Transfer Agent. The Trust has entered into a Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fee at the annual rate of 0.25% of the average daily net assets of the Fund on the first $10 million; 0.20% of the next $40 million; 0.175% on the next $50 million; and 0.15% of its average daily net assets in excess of $100 million. In addition, the Administrator currently receives a base monthly fee of $1,750 for accounting and recordkeeping services for the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

For services to the Fund for the fiscal years ended March 31, 1996, 1997, and 1998, the Administrator received fees of $25,545, $25,178, and $21,092, respectively. For the fiscal years ended March 31, 1996, 1997, and 1998, the Administrator received $21,000 each year for accounting and recordkeeping services.

The Administrator will perform the following services for the Fund: (1) coordinate with the Custodian and monitor the services it provides to the Fund;
(2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepare or supervise the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepare and, after approval by the Trust, file and arrange for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) review and submit to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

With the approval of the Trust, the Administrator has contracted with North Carolina Shareholder Services, LLC (the "Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund. The address of the Transfer Agent is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.

Distributor. Capital Investment Group, Inc. (the "Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the "Distribution Agreement") approved by the Board of Trustees of the Trust.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60 days prior written notice to the other party.

Custodian. First Union National Bank of North Carolina (the "Custodian"), Two First Union Center, Charlotte, North Carolina 28288-1151 serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian.

Independent Auditors. The firm of Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222-5401, serves as independent auditors for the Fund, and will audit the annual financial statements of the Fund, prepare the Fund's federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-525-3863, or by writing to:

                            ZSA Asset Allocation Fund
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)n = ERV

       Where:    T =     average annual total return.
               ERV =     ending  redeemable  value at the end of the  period
                         covered by the  computation of a hypothetical  $1,000
                         payment made at the beginning of the period.
                 P =     hypothetical  initial  payment  of $1,000  from  which
                         the maximum  sales  load is  deducted.
                 n =     period  covered  by the computation, expressed in terms
                         of years.

The Fund may also compute the aggregate total return of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The average annual total return quotations for the Fund for the fiscal year ended March 31, 1998, the five years ended March 31, 1998, and since inception (August 10, 1992 to March 31, 1998) are 20.09%, 10.03%, and 10.33%,
respectively. The cumulative total return quotation for the Fund since inception through March 31, 1998 is 74.12%. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index and the Lehman Government/Corporate Long Term Index, or a combination thereof. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the reflects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Fund may acquire from time to time fixed income securities rated at least A, based on the following minimum rating criteria ("Investment-Grade Debt Securities") (or if not rated, of equivalent quality as determined by the Advisor). Although fixed income securities rated BBB or Baa (as described below) are considered to be "Investment-Grade Debt Securities" by the Advisor and the industry, the Fund will limit its investments to fixed income securities rated at least A at the time of investment (or if not rated, of equivalent quality as determined by the Advisor). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

       AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be "Investment-Grade Debt Securities" and are regarded, on balance, as having significant speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt which is rated A possesses many favorable investment attributes and is to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt which is rated Baa is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternative liquidity. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

     MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2; VMIG-2 - Obligations bearing these designations are of a high quality with ample margins of protection.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

     AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

     BBB - Bonds rated BBB have  below-average  protection factors but are still
     considered  sufficient  for  prudent  investment.   There  is  considerable
     variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category. A "ratings outlook" is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Bonds rated BB, B and CCC by Fitch are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the two highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

     F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

The term symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

Bonds rated BB, B and CCC by Fitch are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

     F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

     F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

April 23, 1998

Dear Shareholder:

The ZSA Asset Allocation Fund had a great year for a globally diversified balanced fund. Hindsight would certainly reveal that one should have only owned U.S. domestic large growth companies, but as we all know, everyone is not suitable for that level of risk. Still, for a conservative fund, ZSA returned 20.09% net for the year ended March 31, 1998.

As you review the relative performance numbers below, you can see that U.S. domestic equities is the only area where we underperformed. In spite of this year's performance, the Fund's U.S. Equities have beaten the S&P 500 over the last three years 33.29% to 31.77%. Recent media estimates have claimed that less than 10% of equity managers have beaten the S&P 500 over that time period.

The following is the approximate individual asset class performance for the ZSA Asset Allocation Fund versus some common benchmarks:

   U.S. Equities     ZSA AA     39.45%            S&P 500                 47.99%
   Fixed Income      ZSA AA     14.94%            Lehman Corp/Gov         12.50%
   REITs             ZSA AA     17.33%            NAREIT                  15.61%
   International     ZSA AA     20.82%            Dow World (ex-U.S.)     12.87%

The U.S. Equities numbers were most impacted by disappointments in three stocks:
Adaptec, Green Tree Financial and MedPartners. While Adaptec and MedPartners have yet to rebound, Green Tree received a buy-out offer for about $45 in Conseco stock after the end of this reporting period, so much of the underperformance has been recovered in a few weeks.

One additional factor that impacted our U.S. Equities is our discipline of reducing positions in high PE stocks that have advanced substantially and replacing them with lower PE stocks that have similar earnings growth outlooks. This does cause us to lag in rapidly rising markets, but should add to our performance in more normal times.

I would like to cover some of the less apparent risks in the current environment. It is my nature to focus first on the risks. The most profitable style of investing recently has been momentum investing. The simplest definition of this style is an investment process that focuses purchases on stocks that are moving higher at the moment. Very often, purchases are triggered when a stock or industry group breaks into new highs. The position is maintained only as long as the stock maintains a certain rate of increase. If for any reason a stock loses momentum, it is immediately sold. Momentum investing may also focus on earnings momentum. Purchases are made when stocks exhibit a consistent high rate of earnings growth and sold if that growth falters.

In either case, no consideration is given to current valuation. Price to earnings ratios are typically not considered, because the portfolio manager will simply sell if the momentum shifts. A skeptic might refer to this as an example of the greater fool theory. But, one should not discount the length of time or the extent to which such investing can carry the market higher. In the mid 1980's the Japanese market was carried from 15,000 to 38,000 before the bubble burst.

One ultimate effect of the momentum style is that fewer and fewer industries and eventually fewer and fewer stocks begin to attract all of the money. It is rare that a shift in emphasis (a rotation) occurs while a market is rising, because the emphasis is too concentrated. Only when the leaders finally falter does the momentum investor look around for a place to reinvest. So, only when the leaders falter, will the market consequently falter.

Are we there yet? I don't know. There is a lot of liquidity in the world ... a lot of investable money looking for a home. This could carry us much higher. During the last few years, the momentum investor has focused on technology stocks (though fewer and fewer meet the test), pharmaceutical companies and most evidently on the financial sector. The Asian situation has eroded support for technology and this industry may be falling off the list. Pharmaceuticals continue to be strong as do banks, brokers and mutual fund companies.

The one factor that would toll the end of the recent euphoria would be a hike in interest rates. This would damage the financial sector as higher interest rates would squeeze profits. It would also hurt the long term valuations on such growth issues as pharmaceuticals and technology because the future earnings would become worth less in a higher interest rate environment.

Guessing the direction of short term interest rates has a low probability of success. Even the top economists are right less than 50% of the time! Presently, the argument seems to be between the wage pressures of a tight employment situation, and the shrinking export volume to Southeast Asia. In the last three months, overall export orders have demonstrated a 5% to 8% decline per month over last year. If this does continue, there is a much stronger likelihood of a slower economy and lower interest rates, but the jury is still out.

The overall impact of this analysis proposes that we stay invested in domestic equities with a slightly higher than average exposure, but also that we recognize that there are cheaper stock markets around the world which we will overweight somewhat. It indicates that there may be much more risk in longer term bonds than the potential coupon return over the next few years, so we will keep our maturities lower than average. Real estate generally prospers from high employment levels. Even with the recent strength, rents are still at or below levels they reached ten or twelve years ago, so there is still room for growth there. An average to higher than average allocation is indicated.

During the last year, we have lost some assets in the Fund to redemptions, as some shareholders have established higher levels of risk tolerance. Risk tolerance normally goes up as the stock market rises and comes down when it falls. But, we have also acquired many new long term conservative investors, and we are excited about the Fund's prospects going forward.

I encourage you to call us with any questions. We do not have a "touch tone" service mentality, so if you have a question for me or have a friend or family member you might wish to refer, please call. My private line is (248) 901-1518, or feel free to use our toll-free line (800) 526-6639.

Respectfully,



Arthur E. Zaske
Portfolio Manager
ZSA Asset Allocation Fund

                           ZSA ASSET ALLOCATION FUND

                    Performance Update - $10,000 Investment

        For the period from August 10, 1992 (commencement of operations)
                               to March 31, 1998


                      ZSA Asset             50% S&P 500 Index
                      Allocation Fund       50% Lehman Gov/Corp Bond Index

 8/10/92              10,000                10,000
 9/30/92              10,007                10,246
12/31/92              10,286                10,508
 3/31/93              10,793                10,982
 6/30/93              11,449                11,174
 9/30/93              11,955                11,503
12/31/93              12,009                11,620
 3/31/94              11,139                11,217
 6/30/94              10,551                11,172
 9/30/94              10,804                11,473
12/31/94              10,475                11,493
 3/31/95              11,070                12,339
 6/30/95              11,816                13,327
 9/30/95              12,300                13,983
12/31/95              12,821                14,731
 3/31/96              13,040                14,947
 6/30/96              13,324                15,317
 9/30/96              13,706                15,345
12/31/96              14,593                16,592
 3/31/97              14,500                16,750
 6/30/97              15,815                18,494
 9/30/97              16,454                19,518
12/31/97              16,394                20,124
 3/31/98              17,412                21,664


This graph depicts the performance of the ZSA Asset Allocation Fund versus a combined index of 50% S&P 500 and 50% Lehman Government/Corporate Long Term Index. It is important to note that the ZSA Asset Allocation Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return

--------------------------------------------------
Since Inception     One Year       Five Years
--------------------------------------------------
    10.33%           20.09%          10.03%
--------------------------------------------------


The graph assumes an initial $10,000 investment at August 10, 1992. All dividends and distributions are reinvested.

At March 31, 1998, the Fund would have grown to $17,412 - total investment return of 74.12% since August 10, 1992.

At March 31, 1998, a similar investment in a combined index of 50% S&P 500 and 50% Lehman Government/Corporate Long Term would have grown to $21,664 - total investment return of 116.64% since August 10, 1992.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                                      ZSA ASSET ALLOCATION FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 77.09%

       Beverages - 1.25%
            The Coca-Cola Company ................................................                      900               $   69,580
                                                                                                                          ----------

       Chemicals - 0.93%
            Monsanto Company .....................................................                    1,000                   52,000
                                                                                                                          ----------

       Commercial Services - 0.83%
            Ecolab, Inc. .........................................................                    1,600                   46,400
                                                                                                                          ----------

       Computers - 3.54%
       (a)  Adaptec, Inc. ........................................................                    3,100                   60,837
       (a)  Micron Electronics, Inc. .............................................                    6,800                   86,275
       (a)  3Com Corporation .....................................................                    1,400                   50,312
                                                                                                                          ----------
                                                                                                                             197,424
                                                                                                                          ----------
       Computer Software & Services - 2.01%
            Adobe Systems Incorporated ...........................................                      800                   36,150
       (a)  Microsoft Corporation ................................................                      850                   76,075
                                                                                                                          ----------
                                                                                                                             112,225
                                                                                                                          ----------
       Cosmetics & Personal Care - 1.38%
            Gillette Company .....................................................                      650                   77,146
                                                                                                                          ----------

       Electrical Equipment - 0.74%
            Linear Technology Corporation ........................................                      600                   41,400
                                                                                                                          ----------

       Electronics - 1.08%
            General Electric Company .............................................                      700                   60,200
                                                                                                                          ----------

       Entertainment - 0.76%
             The Walt Disney Company .............................................                      400                   42,700
                                                                                                                          ----------

       Financial - Banks, Commercial - 1.03%
            First Chicago NBD Corporation ........................................                      650                   57,281
                                                                                                                          ----------

       Financial - Banks, Money Center - 1.25%
            Chase Manhattan Corporation ..........................................                      518                   69,865
                                                                                                                          ----------

       Financial Services - 1.12%
            Green Tree Financial Corporation .....................................                    2,200                   62,562
                                                                                                                          ----------

       Food - Processing - 0.82%
            Philip Morris Companies Inc. .........................................                    1,100                   45,856
                                                                                                                          ----------


                                                                                                                         (Continued)


                                                      ZSA ASSET ALLOCATION FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                       Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Foreign Securities - 24.97%
            ABB AB - ADR ...................................................................            200               $   27,850
            Akzo Nobel N.V. - ADR ..........................................................            200                   20,375
            Amvescap PLC - ADR .............................................................            300                   32,100
            Australia & New Zealand Banking Group Limited - ADR ............................            600                   20,363
            Banco Bilbao Vizcaya, S.A. - ADR ...............................................            450                   21,150
            The Bank of Tokyo- Mitsubishi, Ltd. - ADR ......................................          2,400                   28,950
            Bass PLC - ADR .................................................................          1,600                   32,000
            British Airways PLC - ADR ......................................................            250                   26,016
            British Petroleum Company PLC - ADR ............................................            350                   30,122
            British Telecommunications PLC - ADR ...........................................            300                   32,813
            Commerzbank AG - ADR ...........................................................            800                   29,200
            Daimler-Benz AG - ADR ..........................................................            400                   37,150
       (a)  Elan Corporation PLC - ADR .....................................................          1,300                   84,012
            Endesa S.A. - ADR ..............................................................            900                   21,825
            Fuji Photo Film - ADR ..........................................................            750                   27,563
            Fujitsu Limited - ADR ..........................................................            800                   42,000
            Glaxo Wellcome PLC - ADR .......................................................            450                   24,356
            Honda Motor Co., Ltd. - ADR ....................................................            500                   35,500
            Hong Kong Telecommunications Ltd. - ADR ........................................          2,165                   45,330
            HSBC Holdings PLC - ADR ........................................................            150                   46,350
            Koninklijke Ahold N.V. - ADR ...................................................            660                   21,615
            Kyocera Corporation - ADR ......................................................            200                   21,450
            Luxottica Group S.P.A. - ADR ...................................................            400                   37,475
            LVMH (Moet Hennessy Louis Vuitton) - ADR .......................................            850                   36,125
            Minebea Company Ltd. - ADR .....................................................          1,800                   38,700
            Novartis - ADR .................................................................            496                   43,772
            Pioneer Electronic Corporation - ADR ...........................................          1,800                   29,138
            Rhone-Poulenc - ADR ............................................................            750                   37,781
            Rio Tinto Limited - ADR ........................................................            350                   18,113
            Roche Holding AG - ADR .........................................................            375                   39,938
            Royal Dutch Petroleum Company ..................................................          1,400                   79,537
            RWE AG - ADR ...................................................................            500                   27,000
            Siemens AG - ADR ...............................................................            500                   33,375
            Smith (Howard) Limited - ADR ...................................................          1,100                   16,913
            TDK Corporation - ADR ..........................................................            400                   30,700
            Telecom Italia S.P.A. - ADR ....................................................            400                   31,775
            Telefonaktiebolaget LM Ericsson - ADR ..........................................            550                   26,159
            Telefonica de Espana - ADR .....................................................            200                   26,450
            Total S.A. - ADR ...............................................................            800                   48,050



                                                                                                                         (Continued)


                                                      ZSA ASSET ALLOCATION FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Foreign Securities - (Continued)
            Toyota Motor Corporation - ADR .......................................                      500               $   26,375
            Unilever PLC - ADR ...................................................                    1,500                   58,500
                                                                                                                          ----------
                                                                                                                           1,393,966
                                                                                                                          ----------
       Household Products & Housewares - 2.07%
            Libbey, Inc. .........................................................                    1,400                   52,150
            The Procter & Gamble Company .........................................                      750                   63,280
                                                                                                                          ----------
                                                                                                                             115,430
                                                                                                                          ----------
       Insurance - Multiline - 1.80%
            American International Group, Inc. ...................................                      800                  100,750
                                                                                                                          ----------

       Machine - Construction & Mining - 1.09%
            Caterpillar Inc. .....................................................                    1,100                   60,568
                                                                                                                          ----------

       Manufactured Housing - 0.84%
            Clayton Homes, Inc. ..................................................                    2,327                   47,122
                                                                                                                          ----------

       Medical - Biotechnology - 1.44%
            Medtronic, Inc. ......................................................                    1,550                   80,406
                                                                                                                          ----------

       Medical - Hospital Management & Service - 0.81%
       (a)  MedPartners, Inc. ....................................................                    4,400                   45,100
                                                                                                                          ----------

       Metal Fabrication & Hardware - 1.17%
            Kaydon Corporation ...................................................                    1,600                   65,400
                                                                                                                          ----------

       Metals - Diversified - 1.04%
            Phelps Dodge Corporation .............................................                      900                   58,106
                                                                                                                          ----------

       Oil & Gas - Domestic - 1.25%
            Enron Corporation ....................................................                    1,500                   69,562
                                                                                                                          ----------

       Oil & Gas - International - 1.15%
            Chevron Corporation ..................................................                      800                   64,250
                                                                                                                          ----------

       Pharmaceuticals - 0.74%
            Abbott Laboratories ..................................................                      550                   41,422
                                                                                                                          ----------

       Real Estate Investment Trusts - 13.97%
            Avalon Properties, Inc. ..............................................                      425                   12,219
            BRE Properties, Inc. .................................................                      900                   25,594
            Burnham Pacific Properties, Inc.......................................                    2,200                   32,175

                                                                                                                         (Continued)


                                                      ZSA ASSET ALLOCATION FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Value
                                                                                                      Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Real Estate Investment Trusts - (Continued)
            Camden Property Trust ................................................                      800               $   23,700
            CarrAmerica Realty Corporation .......................................                    1,450                   43,500
            Chateau Communities, Inc. ............................................                    1,422                   42,305
            Cousins Properties, Inc. .............................................                    1,300                   40,138
            Developers Diversified Realty Corporation ............................                      650                   26,569
            Duke Realty Investments, Inc. ........................................                    1,900                   46,312
            EastGroup Properties Inc. ............................................                    1,600                   33,000
            Equity Office Properties Trust .......................................                    1,076                   32,953
            Equity Residential Properties Trust ..................................                      231                   11,608
            Federal Realty Investment Trust ......................................                      400                    9,825
            General Growth Properties ............................................                      350                   12,775
            Great Lakes REIT, Inc. ...............................................                    2,400                   46,200
            Highwoods Properties, Inc. ...........................................                      750                   26,438
            IRT Property Company .................................................                    1,000                   11,625
            Kimco Realty Corporation .............................................                    1,050                   37,144
            Liberty Property Trust ...............................................                    1,400                   37,625
            Mack-Cali Realty Corporation .........................................                      500                   19,531
            Merry Land & Investment Company, Inc. ................................                      500                   11,188
            New Plan Realty Trust ................................................                      500                   12,562
            Oasis Residential, Inc. ..............................................                      500                   11,094
            Post Properties, Inc .................................................                      275                   10,983
            Security Capital Pacific Trust .......................................                    1,000                   24,063
            Simon DeBartolo Group, Inc. ..........................................                      800                   27,450
            Spieker Properties, Inc. .............................................                    1,000                   41,250
            Taubman Centers, Inc. ................................................                    1,650                   21,450
            United Dominion Realty Trust, Inc. ...................................                      800                   11,600
            Washington Real Estate Investment Trust ..............................                      650                   11,172
            Weingarten Realty Investors ..........................................                      275                   12,306
            Western Investment Real Estate Trust .................................                      900                   13,444
                                                                                                                          ----------
                                                                                                                             779,798
                                                                                                                          ----------
       Retail - Specialty Line - 1.28%
       (a)  Borders Group, Inc. ..................................................                    2,100                   71,531
                                                                                                                          ----------

       Telecommunications - 1.28%
            Lucent Technologies, Inc. ............................................                      560                   71,610
                                                                                                                          ----------

       Toys - 1.21%
            Mattel, Inc. .........................................................                    1,700                   67,363
                                                                                                                          ----------

       Transportation - Miscellaneous - 0.96%
            CSX Corporation ......................................................                      900                   53,550
                                                                                                                          ----------

                                                                                                                         (Continued)

                                                     ZSA ASSET ALLOCATION FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Value
                                                                                                      Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Utilities - Electric - 1.37%
            Edison International .................................................                    2,600               $   76,375
                                                                                                                          ----------

       Utilities - Telecommunications - 1.91%
            A T & T Corp. ........................................................                      800                   52,500
            GTE Corporation ......................................................                      900                   53,888
                                                                                                                          ----------
                                                                                                                             106,388
                                                                                                                          ----------
       Warrant - 0.00%
       (a)  Security Capital Group Incorporated (expiration date 09/18/98) .......                       52                      172
                                                                                                                          ----------

Total Common Stocks (Cost $2,979,741) ............................................                                         4,303,508
                                                                                                                          ----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Interest         Maturity
                                                                Principal           Rate             Date
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT OBLIGATIONS - 22.28%

       United States Treasury Note ........................      $550,000           7.00%          07/15/06                  594,860
       United States Treasury Note ........................       600,000           7.25%          05/15/04                  648,563
                                                                                                                          ----------

Total U. S. Government Obligations (Cost $1,157,622)                                                                       1,243,423
                                                                                                                          ----------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Shares
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.12%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares .............................                    6,442                    6,442
                                                                                                                          ----------
            (Cost $6,442)

Total Value of Investments (Cost $4,143,805 (b)) .................................                         99.49%         $5,553,373
Other Assets Less Liabilities ....................................................                          0.51%             28,681
                                                                                                         -------          ----------
       Net Assets                                                                                         100.00%         $5,582,054
                                                                                                         =======          ==========










                                                                                                                         (Continued)

                                                      ZSA ASSET ALLOCATION FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998



       (a)  Non-income producing investment.

       (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation
            (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


            Unrealized appreciation                                                                                      $1,506,382
            Unrealized depreciation                                                                                         (96,814)
                                                                                                                         ----------

                                                          Net unrealized appreciation                                    $1,409,568
                                                                                                                         ==========


       The following acronyms are used throughout this portfolio:

            ADR - American Depository Receipt
            PLC - Public Liability Company



See accompanying notes to financial statements

                                                      ZSA ASSET ALLOCATION FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 1998


ASSETS
       Investments, at value (cost $4,143,805) ......................................................                     $5,553,373
       Cash .........................................................................................                            842
       Income receivable ............................................................................                         35,024
       Receivable for fund shares sold ..............................................................                          1,900
       Other assets .................................................................................                             14
                                                                                                                          ----------

            Total assets ............................................................................                      5,591,153
                                                                                                                          ----------

LIABILITIES
       Accrued expenses .............................................................................                          6,312
       Payable to advisor (note 2) ..................................................................                          2,787
                                                                                                                          ----------

            Total liabilities .......................................................................                          9,099
                                                                                                                          ----------

NET ASSETS
       (applicable to 368,622 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) ......................................                     $5,582,054
                                                                                                                          ==========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
       ($5,582,054 / 368,622 shares) ................................................................                     $    15.14
                                                                                                                          ==========

NET ASSETS CONSIST OF
       Paid-in capital ..............................................................................                     $3,493,978
       Undistributed net investment income ..........................................................                            275
       Undistributed net realized gain on investments ...............................................                        678,233
       Net unrealized oappreciation on investments ..................................................                      1,409,568
                                                                                                                          ----------
                                                                                                                          $5,582,054
                                                                                                                          ==========


See accompanying notes to financial statements

                                                      ZSA ASSET ALLOCATION FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 1998



INVESTMENT INCOME

       Income
            Interest .....................................................................................               $  126,172
            Dividends ....................................................................................                  131,319
                                                                                                                         ----------

                 Total income ............................................................................                  257,491
                                                                                                                         ----------

       Expenses
            Investment advisory fees (note 2) ............................................................                   71,560
            Fund administration fees (note 2) ............................................................                   17,880
            Distribution fees (note 3) ...................................................................                   17,879
            Custody fees .................................................................................                    3,338
            Registration and filing administration fees (note 2) .........................................                    3,212
            Fund accounting fees (note 2) ................................................................                   21,000
            Audit fees ...................................................................................                    9,200
            Legal fees ...................................................................................                    5,663
            Securities pricing fees ......................................................................                    6,455
            Shareholder recordkeeping fees ...............................................................                    1,100
            Shareholder servicing expenses ...............................................................                    3,987
            Registration and filing expenses .............................................................                    3,594
            Printing expenses ............................................................................                    4,543
            Amortization of deferred organization expenses ...............................................                    7,555
            Trustee fees and meeting expenses ............................................................                    4,193
            Other operating expenses .....................................................................                    4,705
                                                                                                                         ----------

                 Total expenses ..........................................................................                  185,864
                                                                                                                         ----------

                 Less  investment advisory fees waived (note 2) ..........................................                  (46,413)
                                                                                                                         ----------

                 Net expenses ............................................................................                  139,451
                                                                                                                         ----------

                       Net investment income .............................................................                  118,040
                                                                                                                         ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions ....................................................                  845,982
       Increase in unrealized appreciation on investments ................................................                  365,346
                                                                                                                         ----------

            Net realized and unrealized gain on investments ..............................................                1,211,328
                                                                                                                         ----------

                 Net increase in net assets resulting from operations ....................................               $1,329,368
                                                                                                                         ==========



See accompanying notes to financial statements

                                                      ZSA ASSET ALLOCATION FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Year ended          Year ended
                                                                                                       March 31,           March 31,
                                                                                                           1998                1997
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS

     Operations
         Net investment income .............................................................        $   118,040         $   196,480
         Net realized gain from investment transactions ....................................            845,982             770,278
         Increase in unrealized appreciation on investments ................................            365,346               3,607
                                                                                                    -----------         -----------

              Net increase in net assets resulting from operations .........................          1,329,368             970,365
                                                                                                    -----------         -----------

     Distributions to shareholders from
         Net investment income .............................................................           (117,765)           (198,165)
         Net realized gain from investment transactions ....................................           (306,295)               (200)
                                                                                                    -----------         -----------

              Decrease in net assets resulting from distributions ..........................           (424,060)           (198,365)
                                                                                                    -----------         -----------

     Capital share transactions
         Decrease in net assets resulting from capital share transactions (a) ..............         (3,495,735)         (2,225,412)
                                                                                                    -----------         -----------

                   Total decrease in net assets ............................................         (2,590,427)         (1,453,412)

NET ASSETS

     Beginning of year .....................................................................          8,172,481           9,625,893
                                                                                                    -----------         -----------

     End of year  (including undistributed net investment income of of $275 in 1998)........        $ 5,582,054         $ 8,172,481
                                                                                                    ===========         ===========



(a) A summary of capital share activity follows:
                                                                  ------------------------------------------------------------------
                                                                             Year ended                        Year ended
                                                                           March 31, 1998                    March 31, 1997

                                                                       Shares           Value             Shares           Value
                                                                  ------------------------------------------------------------------

Shares sold ............................................               32,396       $   479,312           138,546       $ 1,838,748
Shares issued for reinvestment
     of distributions ..................................               29,260           421,062            14,919           194,507
                                                                  -----------       -----------       -----------       -----------

                                                                       61,656           900,374           153,465         2,033,255

Shares redeemed ........................................             (300,509)       (4,396,109)         (323,926)       (4,258,667)
                                                                  -----------       -----------       -----------       -----------

     Net decrease ......................................             (238,853)      $(3,495,735)         (170,461)      $(2,225,412)
                                                                  ===========       ===========       ===========       ===========




See accompanying notes to financial statements

                                                      ZSA ASSET ALLOCATION FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year ended    Year ended  Year ended   Year ended   Year ended
                                                                       March 31,     March 31,   March 31,    March 31,    March 31,
                                                                           1998          1997        1996         1995         1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ...............................       $13.45       $12.37       $10.76       $10.92       $10.77

      Income (loss) from investment operations
           Net investment income (loss) ..........................         0.25         0.29         0.30         0.15        (0.01)
           Net realized and unrealized gain (loss) on investments          2.39         1.08         1.61        (0.17)        0.31
                                                                    -----------  -----------  -----------  -----------  -----------

                Total from investment operations .................         2.64         1.37         1.91        (0.02)        0.30
                                                                    -----------  -----------  -----------  -----------  -----------

      Distributions to shareholders from
           Net investment income .................................        (0.25)       (0.29)       (0.30)       (0.14)       (0.01)
           Net realized gain from investment transactions ........        (0.70)           0            0            0        (0.14)
                                                                    -----------  -----------  -----------  -----------  -----------

                Total distributions ..............................        (0.95)       (0.29)       (0.30)       (0.14)       (0.15)
                                                                    -----------  -----------  -----------  -----------  -----------

Net asset value, end of year .....................................       $15.14       $13.45       $12.37       $10.76       $10.92
                                                                    ===========  ===========  ===========  ===========  ===========

Total return .....................................................        20.09%       11.20%       17.80%      (0.62)%        2.67%
                                                                    ===========  ===========  ===========  ===========  ===========

Ratios/supplemental data
      Net assets, end of year ....................................  $ 5,582,054  $ 8,172,481  $ 9,625,893  $10,564,778  $13,554,753
                                                                    ===========  ===========  ===========  ===========  ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .........         2.60%        2.37%        2.30%        2.03%        2.75%
           After expense reimbursements and waived fees ..........         1.95%        1.95%        1.91%        1.95%        1.92%

      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees .........         1.00%        1.77%        2.06%        1.18%      (0.88)%
           After expense reimbursements and waived fees ..........         1.65%        2.18%        2.45%        1.27%      (0.05)%

      Portfolio turnover rate ....................................         53.54%       9.57%       67.89%      130.53%       53.66%

      Average broker commissions per share (a) ...................       $0.1006     $0.9686          -            -            -


(a)  Represents  total  commissions  paid on  portfolio  securities  divided by total  portfolio  shares  purchased or sold on which commissions were charged.


See accompanying notes to financial statements

                            ZSA ASSET ALLOCATION FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The ZSA Asset Allocation Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment
              Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The Fund began operations on August 10, 1992. The investment objective of the Fund is to seek total return consisting of a combination of capital appreciation, both realized and unrealized, and current income. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m., New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

              D. Distributions to Shareholders - The Fund generally declares dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.






                                                                     (Continued)

                            ZSA ASSET ALLOCATION FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

              F. Repurchase Agreement - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant to an investment advisory agreement, Zaske, Sarafa & Associates, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

              The Advisor currently intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.95% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $46,413 ($0.09 per share) for the year ended March 31, 1998.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.


                                                                     (Continued)

                            ZSA ASSET ALLOCATION FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



              NC Shareholder Services, LLC (the "Transfer Agent") has been retained by the Administrator to serve as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


 NOTE 3 - DISTRIBUTION AND SERVICE FEES

              The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), as amended, adopted a distribution plan pursuant to Rule 12b-1 of the Act (the "Plan"). The Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

              The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund's average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts. The Fund incurred $17,879 of such expenses under the Plan for the year ended March 31, 1998.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $3,480,791 and $5,537,646, respectively, for the year ended March 31, 1998.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of ZSA Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ZSA Asset Allocation Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended March 31, 1998 and 1997, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1998 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of ZSA Asset Allocation Fund as of March 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Pittsburgh, Pennsylvania
April 24, 1998

                       STATEMENT OF ADDITIONAL INFORMATION

                       THE BROWN CAPITAL MANAGEMENT FUNDS

                                 August 1, 1998

                                   A Series of
                       THE NOTTINGHAM INVESTMENT TRUST II
                107 North Washington Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-525-3863



                                                 Table of Contents

INVESTMENT OBJECTIVE AND POLICIES.......................................................................................  2
INVESTMENT LIMITATIONS..................................................................................................  4
NET ASSET VALUE.........................................................................................................  5
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................................................................  6
DESCRIPTION OF THE TRUST................................................................................................  7
ADDITIONAL INFORMATION CONCERNING TAXES.................................................................................  8
MANAGEMENT OF THE FUNDS.................................................................................................  9
SPECIAL SHAREHOLDER SERVICES............................................................................................ 15
ADDITIONAL INFORMATION ON PERFORMANCE................................................................................... 16
APPENDIX A - DESCRIPTION OF RATINGS..................................................................................... 18
ANNUAL REPORT OF THE FUNDS FOR THE YEAR ENDED MARCH 31, 1998...................................................... ATTACHED


This Statement of Additional Information (the "Additional Statement") is meant to be read in conjunction with the Prospectus, dated the same date as this Additional Statement, for The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, and The Brown Capital Management Small Company Fund (collectively the "Funds") relating to the Funds' Institutional Shares and Investor Shares, as each Prospectus may be amended or supplemented from time to time, and is incorporated by reference in its entirety into each Prospectus. Because this Additional Statement is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Funds' Prospectus may be obtained at no charge by writing or calling the Funds at the address and phone number shown above. This Additional Statement is not a prospectus but is incorporated by reference in each Prospectus in its entirety. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

The following policies supplement each Fund's investment objective and policies as set forth in the Prospectus for each Class of Shares of the Fund. The Funds, organized in 1992, have no prior operating history.

Additional  Information  on  Fund  Instruments.   Attached  to  this  Additional
Statement is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Funds may invest.

Investment Transactions. Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of each Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and each Fund may engage in short-term trading to achieve its investment objectives.

Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, which may include a dealer mark-up, or otherwise involve transactions directly with the issuer of an instrument.

Normally, most of the Funds' fixed income portfolio transactions will be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer mark-up. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Funds may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for each Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Funds. In addition, the Advisor is authorized to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Funds. The Trustees will periodically review any commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Funds will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Funds will be made independently from those for any other Fund and any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for another Fund or other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Funds and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

For the fiscal years ended March 31, 1996, 1997, and 1998, the Equity Fund paid brokerage commissions of $1,901, $4,382, and $4,598, respectively, the Balanced Fund paid brokerage commissions of $2,013, $3,719, and $3,019, respectively, and the Small Company Fund paid brokerage commissions of $30, $1,873, and $1,715, respectively.

Repurchase Agreements. Each Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Funds will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. A Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Funds will not enter into any repurchase agreement which will cause more than 10% of their net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

Description of Money Market Instruments. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When a Fund acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Illiquid Investments. Each Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of a Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, a Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. The Funds may not purchase restricted securities, which are securities that cannot be sold to the public without registration under the federal securities laws.

                             INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means, with respect to a Fund, the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, each Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Investment Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box"; (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.)

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(12) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation;

(13)     Issue senior securities, borrow money, or pledge its assets;

(14) Purchase foreign securities, except the Fund may purchase foreign securities sold as American Depository Receipts without limit;

(15)     Write, purchase, or sell puts, calls, warrants or combinations thereof,
         or  purchase  or  sell  commodities,   commodities  contracts,  futures
         contracts, or related options; or

(16)     Invest in restricted securities.

While each Fund has reserved the right to make short sales "against the box" (limitation number 8, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

                                 NET ASSET VALUE

The net asset value per share of each Class of each Fund is determined at the time trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time), Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, President's Day, Martin Luther King, Jr., Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be deemed a business holiday on which the net asset value of each Class of the Funds will not be calculated.

The net asset value per share of each Class of each Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of a Fund not allocated to a particular Class of such Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to a Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Board of Trustees approves such allocation. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a Fund and the Classes of such Fund are conclusive.

For the fiscal year ended March 31, 1996, the total expenses after fee waivers and expense reimbursements for Institutional Shares were $23,837 for the Equity Fund, $44,565 for the Balanced Fund, and $52,075 for the Small Company Fund. For the fiscal year ended March 31, 1997, the total expenses after fee waivers and expense reimbursements for Institutional Shares were $36,085 for the Equity Fund, $45,873 for the Balanced Fund and $76,033 for the Small Company Fund. For the fiscal year ended March 31, 1998, the total expenses after fee waivers and expense reimbursements for Institutional Shares were $76,747 for the Equity Fund, $60,276 for the Balanced Fund and $139,847 for the Small Company Fund. Investor Shares of the Funds were either not authorized for issuance or were not issued during such fiscal years.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of each Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Funds. Selling dealers have the responsibility of transmitting orders promptly to the Funds. The public offering price of shares of each Fund equals net asset value. Capital Investment Group, Inc. (the "Distributor") serves as distributor of shares of the Funds.

Plan Under Rule 12b-1. The Trust has adopted a Plan of Distribution (the "Plan") for the Investor Shares of each Fund pursuant to Rule 12b-1 under the 1940 Act (see "How Shares May Be Purchased Distribution Plan" in the Prospectus). Under the Plan each Fund may expend up to 0.25% of the Investor Shares' average net assets annually to finance any activity which is primarily intended to result in the sale of shares of the Investor Shares of the Fund and the servicing of shareholder accounts, provided the Trust's Board of Trustees has approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells shares of a Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Funds include improved shareholder servicing, savings to the Funds in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Funds will be borne by such persons without any reimbursement from the Funds. Subject to seeking best execution, the Funds may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan for each Fund and the Distribution Agreement with the Distributor have all been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Board of Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of the Plan with respect to the Investor Shares of each Fund is in the best interest of shareholders of that Class of each Fund and that there is a reasonable likelihood of its providing a benefit to such Fund, and the Board of Trustees has made such a determination for the current year of operations under the Plan. The Plan and the Distribution Agreement may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the Investor Shares' outstanding voting stock. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved with respect to any Fund by a majority vote of the Investor Shares' outstanding voting stock, as well as by a majority vote of those trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.

Redemptions. Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. Each Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "How Shares may be Redeemed," each Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on October 25, 1990. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the shares of eight series, as follows: the Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; Investek Fixed Income Trust managed by Investek Capital Management, Inc. of Jackson, Mississippi; ZSA Asset Allocation Fund managed by Zaske, Sarafa & Associates, Inc. of Birmingham, Michigan; The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund and The Brown Capital
Management  Small  Company Fund  managed by Brown  Capital  Management,  Inc. of
Baltimore, Maryland; The WST Growth & Income Fund managed by Wilbanks, Smith & Thomas Asset Management, Inc. of Norfolk, Virginia; and The CarolinasFund managed by Morehead Capital Advisors, LLC, of Charlotte, North Carolina. The number of shares of each series shall be unlimited.
The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as each Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this Additional Statement, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this Additional Statement, shares of each Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including each Fund, will be treated as a separate corporate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. Each Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including each Fund, will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including each Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including each Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Depending upon the extent of each Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

                             MANAGEMENT OF THE FUNDS

Trustees and Officers. The Trustees and executive officers of the Trust, their addresses and ages, and their principal occupations for the last five years are as follows:


 Name, Age, Position(s)                               Principal Occupation(s)
       and Address                                    During Past 5 Years

Jack E. Brinson, 65                                   President, Brinson Investment Co.
Trustee and Chairman                                  President, Brinson Chevrolet, Inc.
1105 Panola Street                                    Tarboro, North Carolina
Tarboro, North Carolina  27886

Eddie C. Brown, 57                                    President
Trustee*                                              Brown Capital Management, Inc.
President                                             Baltimore, Maryland
The Brown Capital Management Funds
809 Cathedral Street
Baltimore, Maryland 21201

Richard K. Bryant, 39                                 President
Trustee*                                              Capital Investment Group
President                                             Raleigh, North Carolina
Capital Value Fund                                    Vice President
Vice President                                        Capital Investment Counsel
The CarolinasFund                                     Raleigh, North Carolina
Post Office Box 32249
Raleigh, North Carolina  27622

Elmer O. Edgerton, Jr., 56                            President
Vice President                                        Capital Investment Counsel
Capital Value Fund                                    Raleigh, North Carolina
Post Office Box 32249                                 Vice President
Raleigh, North Carolina  27622                        Capital Investment Group
                                                      Raleigh, North Carolina

Doug S. Folk, 37                                      Vice President
Vice President                                        Investek Capital Management, Inc.
Investek Fixed Income Trust                           Jackson, Mississippi, since 1996; previously
317 East Capitol                                      Portfolio Manager, Southern Farm Bureau Life Insurance Company
Jackson, Mississippi  39201                           Jackson, Mississippi

R. Mark Fields, 45                                    Vice President
Vice President                                        Investek Capital Management, Inc.
Investek Fixed Income Trust                           Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

John M. Friedman, 54                                  Vice President
Vice President                                        Investek Capital Management, Inc.
Investek Fixed Income Trust                           Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

Keith A. Lee, 37                                      Vice President
Vice President                                        Brown Capital Management, Inc.
The Brown Capital Management Funds                    Baltimore, Maryland
309 Cathedral Street
Baltimore, Maryland  21201

Michael T. McRee, 54                                  President
President                                             Investek Capital Management, Inc.
Investek Fixed Income Trust                           Jackson, Mississippi
317 East Capitol
Jackson, Mississippi  39201

Anmar K. Sarafa, 37                                   President
Vice President                                        Zaske, Sarafa & Associates, Inc.
The ZSA Funds                                         Birmingham, Michigan
Suite 200
355 South Woodward Avenue
Birmingham, Michigan  48009

Thomas W. Steed, 40                                   Senior Corporate Attorney
Trustee                                               Hardees Food Systems
101 Bristol Court                                     Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

J. Buckley Strandberg, 38                             Vice President
Trustee                                               Standard Insurance and Realty
Post Office Box 1375                                  Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

C. Frank Watson III, 27                               Vice President
Secretary                                             The Nottingham Company
105 North Washington Street                           Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802

Wayne F. Wilbanks, 37                                 President
President                                             Wilbanks, Smith & Thomas
The WST Growth & Income Fund                          Asset Management, Inc.
One Commercial Place, Suite 1150                      Norfolk, Virginia
Norfolk, Virginia  25510

Julian G. Winters, 29                                 Legal and Compliance Director
Treasurer and Assistant Secretary                     The Nottingham Company
105 North Washington Street                           Rocky Mount, North Carolina, since 1996; previously
Rocky Mount, North Carolina  27802                    Operations  Manager,  Tar Heel  Medical,  Nashville,
                                                      North Carolina

Arthur E. Zaske, 50                                   Chairman/ Chief Investment Officer
President                                             Zaske, Sarafa, & Associates, Inc.
The ZSA Funds                                         Birmingham, Michigan
Suite 200
355 South Woodward Avenue
Birmingham, Michigan  48009
-------------------------------

* Indicates that Trustee is an "interested person" of the Trust for purposes of the 1940 Act because of his position with one of the investment advisors or the Administrator to the Trust.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.



                                        Compensation Table

                                                    Pension                                        Total
                                                  Retirement                                   Compensation
                           Aggregate               Benefits              Estimated               from the
                         Compensation             Accrued As              Annual                   Trust
Name of Person,            from the              Part of Fund          Benefits Upon              Paid to
Position                     Trust                 Expenses             Retirement               Trustees

Eddie C. Brown               None                    None                  None                    None
Trustee

Richard K. Bryant            None                    None                  None                    None
Trustee

Jack E. Brinson             $8,500                   None                  None                   $8,500
Trustee

Thomas W. Steed             $8,500                   None                  None                   $8,500
Trustee

J. Buckley Strandberg       $7,600                   None                  None                   $7,600
Trustee


Figures are for the fiscal year ended March 31, 1998.

Principal Holders of Voting Securities. As of July 9, 1998, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 8.966% of the then outstanding Institutional Shares of the Equity Fund, 6.431% of the Balanced Fund, and 5.162% of the Small Company Fund. On the same date the following shareholders owned of record more than 5% of the outstanding Institutional Shares of the Funds. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding Institutional Shares of the Funds as of July 9, 1998.




                                                             EQUITY FUND
                                                             ===========

     Name and Address of                           Amount and Nature of
     Beneficial Owner                              Beneficial Ownership*                                         Percent

     Chris E. Dishman                                     82,697.005 shares                                      23.103%
     Karen T. Dishman
     5019 Mariposa Circle
     Fresno, Texas 77545

     Great West Life & Annuity                            56,797.244 shares                                      15.867%
     401(k) Plan
     8515 E. Orchard Road
     Englewood, Colorado 80111-5097

     Brown Family Limited Partnership                     21,942.040 shares                                       6.130%
     11102 Old Carriage Road
     Glen Arm, Maryland 21057

     Alex Brown & Sons, Inc.                              19,647.128 shares                                       5.489%
     FBO 201-68870-16
     P.O. Box 1346
     Baltimore, Maryland 21203


                                                            BALANCED FUND
                                                            =============

     Name and Address of                           Amount and Nature of
     Beneficial Owner                              Beneficial Ownership*                                        Percent

     City of Baltimore                                    60,577.896 shares                                      15.884%
     c/o Great West Life & Annuity
     8515 E. Orchard Road
     Englewood, Colorado 80111

     First Union National Bank, NC                        58,143.791 shares                                      15.246%
     Raymond Haysbert IRA
     3300 Hillen Road
     Baltimore, Maryland 21218

     Diana M. Epps Beneficiary UTA                        41,085.964 shares                                      10.773%
     Charles Schwab & Co., Inc. IRA
     1040 Deer Ridge Drive #144
     Baltimore, Maryland 21210

     Total Health Care, Inc.                              27,807.875 shares                                       7.292%
     2305 N. Charles Street
     Baltimore, Maryland 21218

     Jesse H. Hahn                                        27,414.684 shares                                       7.189%
     10 Light Street
     Baltimore, Maryland 21202-1487

     The Eddie C. & C. Sylvia Brown                       24,481.313 shares                                       6.419%
     Family Foundation, Inc.
     2 East Read St, 9th Floor
     Baltimore, Maryland 21202

     Analytical Services, Inc.                            21,663.331 shares                                       5.680%
     Profit Sharing Pension Trust
     7135 Minstrel Way, Suite 303
     Columbia, Maryland 21045

                                                         SMALL COMPANY FUND
                                                         ==================

     Name and Address of                           Amount and Nature of
     Beneficial Owner                              Beneficial Ownership*                                        Percent

     Woods Fund of Chicago                               128,774.439 shares                                      22.170%
     3 First National Plaza
     Suite 2010
     Chicago, Illinois 60602

     Prince George's County Police Pension Plan           37,398.042 shares                                       6.438%
     P.O. Box 9014
     Church Street Station
     New York, New York 10008

     Robert E. Hall, IRA                                  37,140.835 shares                                       6.394%
     First Union National Bank, NC
     3908 North Charles Street
     Baltimore, Maryland 21218


* The shares indicated are believed by the Trust to be owned both of record and beneficially, except shares held of record by Alex Brown & Sons, Inc. and Great West Life & Annuity Insurance Company for the benefit of their clients.

Investment Advisor. Information about Brown Capital Management, Inc., Baltimore, Maryland (the "Advisor") and its duties and compensation as Advisor is contained in the Prospectus.

Compensation of the Advisor with regards to the Equity Fund, based upon the Fund's average daily net assets, is at the annual rate of 0.65% of the first $25 million of net assets and 0.50% of all assets over $25 million. The Advisor voluntarily waived its fee and reimbursed a portion of the Equity Fund's operating expenses for the fiscal years ended March 31, 1996, 1997, and 1998. The total fees waived amounted to $9,978, $19,581, and $41,375 (the Advisor received $248 of its fee), respectively, and expenses reimbursed amounted to $51,590, $45,950, and $8,549, respectively.

Compensation of the Advisor with regards to the Balanced Fund, based upon the Fund's average daily net assets, is at the annual rate of 0.65% of the first $25 million of net assets and 0.50% of all assets over $25 million. The Advisor voluntarily waived its fee and reimbursed a portion of the Balanced Fund's operating expenses for the fiscal years ended March 31, 1996, 1997, and 1998. The total fees waived amounted to $18,266, $24,852, and $32,686, respectively, and expenses reimbursed amounted to $35,214, $38,061, and $18,899, respectively.

Compensation of the Advisor with regards to the Small Company Fund, based upon the Fund's average daily net assets, is at the annual rate of 1.00%. The Advisor voluntarily waived all or a portion of its fee and reimbursed a portion of the Small Company Fund's operating expenses for the fiscal years ended March 31, 1996, 1997, and 1998. The total fees waived amounted to $30,755, $50,549 (the Advisor received $205 of its fee), and $51,594 (the Advisor received $41,776 of its fee), respectively, and expenses reimbursed amounted to $24,506, $10,610, and $0, respectively.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Administrator and Transfer Agent. The Trust has entered into a Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fee at the annual rate of 0.25% of the average daily net assets of each Fund on the first $10 million; 0.20% of the next $40 million; 0.175% on the next $50 million; and 0.15% of its average daily net assets in excess of $100 million. In addition, the Administrator currently receives a base monthly fee of $1,750 for accounting and recordkeeping services for each Fund and $750 for each Class of Shares beyond the initial Class of Shares of each Fund. The Administrator also charges each Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month per Fund for all of its fees taken in the aggregate, analyzed monthly.

For the fiscal years ended March 31, 1996, 1997, and 1998, the Equity Fund paid an administrative fee of $11,769, $13,070, and $21,179, respectively, the Balanced Fund paid an administrative fee of $12,812, $15,109, and $17,602, respectively, and the Small Company Fund paid an administrative fee of $11,110, $18,326, and $29,077, respectively. For the fiscal years ended March 31, 1996, 1997, and 1998, the Administrator received $21,000 each year from each Fund for accounting and recordkeeping services.

The Administrator will perform the following services for each Fund: (1) coordinate with the Custodian and monitor the services it provides to the Fund;
(2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepare or supervise the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepare and, after approval by the Trust, file and arrange for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) review and submit to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator also will provide certain accounting and pricing services for the Funds.

With the approval of the Trust, the Administrator has contracted with North Carolina Shareholder Services, LLC (the "Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Funds. The Transfer Agent is compensated for its services by the Administrator and not directly by the Funds. The address of the Transfer Agent is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.

Distributor. Capital Investment Group, Inc. (the "Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of each Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the "Distribution Agreement") approved by the Board of Trustees of the Trust.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which each Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60 days prior written notice to the other party.

Custodian. First Union National Bank of North Carolina (the "Custodian"), Two First Union Center, Charlotte, North Carolina 28288-1151, serves as custodian for each Fund's assets. The Custodian acts as the depository for each Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from each Fund an annual fee based on the average net assets of the Fund held by the Custodian.

Independent Auditors. The firm of Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222-5401, serves as independent auditors for the Funds, and will audit the annual financial statements of the Funds, prepare each Fund's federal and state tax returns, and consult with each Fund on matters of accounting and federal and state income taxation.

                          SPECIAL SHAREHOLDER SERVICES

Each Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Funds will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. Each Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Funds. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-525-3863, or by writing to:

                       The Brown Capital Management Funds
                              Institutional Shares
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. Each Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the applicable Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each Class of each Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. Each Fund computes the "average annual total return" of each Class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)n = ERV

       Where:    T =       average annual total return.
               ERV =       ending  redeemable  value at the end of the  period
                           covered by the  computation of a hypothetical  $1,000
                           payment made at the beginning of the period.
                 P =       hypothetical  initial  payment of $1,000 from which
                           the maximum sales load is deducted.
                 n =       period covered by the computation, expressed in terms
                           of years.

Each Fund may also compute the aggregate total return of each Class of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Each Fund may also quote other total return information that does not reflect the effects of the sales load.

The average annual total return quotations for the Institutional Shares of the Equity Fund, Balanced Fund and Small Company Fund for the fiscal year ended March 31, 1998 are 44.68%, 36.19%, and 41.84%, respectively. The average annual total return quotations for the Institutional Shares of each Fund for the five fiscal years ended March 31, 1998 are 18.48%, 15.94%, and 18.53%, respectively. The average annual total return quotations since inception of the Institutional Shares of each Fund (September 30, 1992 to March 31, 1998) are 18.95%, 15.96%, and 17.31%, respectively. The cumulative total return quotations since inception of the Institutional Shares of each Fund through March 31, 1998 are 159.78%, 125.82%, and 131.19%, respectively. These performance quotations should not be considered as representative of the performance of the Institutional Shares of the Funds for any specified period in the future. No Investor Shares of the Funds were issued during any such period quoted above. [the commencement of operations for the brown is December 31, 1992]

Each Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 with Income Index. The Balanced Fund may also compare its performance with a combination of the S&P 500 with Income Index and the Lehman Government Corporate Bond Index. The Small Company Fund may compare its performance, alone or in a combination, with the Russell 2000 Index, the NASDAQ Composite Index, and the NASDAQ Industrials Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Each Fund may also occasionally cite statistics to reflect its volatility and risk. Each Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that any Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

Each Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, each Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of each Fund's performance before investing. Of course, when comparing a Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for each Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time each Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the reflects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. Each Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). Each Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. Each Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Funds may acquire from time to time fixed income securities that meet the following minimum rating criteria ("Investment Grade Debt Securities") or, if unrated, are in the Advisor's opinion comparable in quality to Investment Grade Debt Securities. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

       AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be "Investment-Grade Debt Securities" and are regarded, on balance, as having significant speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt which is rated A possesses many favorable investment attributes and is to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt which is rated Baa is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternative liquidity. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

       MIG-2; VMIG-2 - Obligations bearing these designations are of a high quality with ample margins of protection.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below-average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors.
Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category. A "ratings outlook" is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Bonds rated BB, B and CCC by Fitch are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the two highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

The term symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

Bonds rated BB, B and CCC by Fitch are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

       F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                         Brown Capital Management Funds
                           105 North Washington Street
                               Post Office Box 69
                     Rocky Mount, North Carolina 27802-0069

                                                          Telephone 919-972-9922
                                                       U. S. WATTS 800-525- FUND
                                                          Facsimile 919-442-4226

April 15, 1998



Dear Shareholder:

I am sure you're tired of hearing about the unprecedented series of consecutive years of 20+% gains in the broad stock market. Perhaps what isn't as widely known, is that we have experienced an unprecedented streak of six years of earnings increases for the S&P 500. The only period that has come close in the last 50 years is 1962-1966. We expect the streak to continue, albeit at a slower pace in 1998.

While the Washington press corps was ensconced in nosing out scandals (don't worry this letter will not go there), the economy and the market continued its upward trend. The S&P 500 Index increased 48.0%, on a total return basis, during the fiscal year. Large capitalization indices still outperformed smaller capitalization indices (the Russell 2000 Index was up 42.0%). The Lehman Government/Corporate Bond Index returned 12.4% for the same period.

What hasn't been adequately discussed is the explanation behind the unprecedented gains in the stock market. For the past couple of years, we (like many others) have stated, at the beginning of the year, that we expect market gains to revert to the historic norm of 10-11%. It hasn't happened, and the reason can be traced to two primary factors-- greater than expected declines in interest rates and an expansion in price earnings ratios. At the risk of sounding redundant, in 1998 we expect - (1) the broad stock market to return the historical returns of 10-11%, (2) the small and mid-cap companies to play catch-up, and (3) bonds to offer very competitive returns with stocks.

The table below is helpful in providing some insights into the narrow and skewed market performance in calendar year 1997.

------------------------- ----------------- ---------------- ------------------
                               12/31/96-        6/30/97-          10/27/97-
                                6/30/97         10/26/97          12/31/97
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
S&P 500                          20.6%            6.9%              11.0%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 1000 Growth              19.6%            6.4%              10.3%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 2000                     10.2%           13.4%               4.3%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 2000 Growth               5.2%           14.4%               1.5%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell Mid-Cap Growth           10.5%           12.5%               6.5%
------------------------- ----------------- ---------------- ------------------

Clearly, the first half of calendar 1997 was dominated by large capitalization companies, and the S&P 500 outperformed the Russell 2000 by 1040 basis points. More specifically, what cannot be gleaned from the chart, but as indicated above, the performance was fueled by the highly liquid "super market caps". However, from mid-year up to the market setback on October 27, the tables reversed just as dramatically. The Russell 2000 and Russell Mid-Cap Growth index outperformed the S&P 500 by 650 and 750 basis points respectively. But, the unexpected happened after the October 27 market setback. One would have expected the leadership to have remained with the small and mid-cap companies that derive the major portion of their sales and earnings domestically. It is clear from the chart that this didn't occur. Rather, the S&P 500 outperformed the Russell 2000 and Russell 2000 Mid-Cap Growth indices by 670 and 950 basis points respectively from October 27 through calendar year-end. Obviously to date, in the aftermath of the Asian crisis, the perceived safety of the very large companies has overwhelmed the international exposure of many of these companies.

Calendar 1997 proved to be a challenging year for bottom-up stock pickers with a growth investment approach for a couple of reasons. First, the gains in the market were narrow and were fueled by the very large companies, referred to by a newly coined term, "super market caps". Second, "bombs going off". Companies reporting or "signaling" disappointing earnings were severely punished in the marketplace. How did these phenomena directly affect the performance results achieved in the Equity Fund and the equity portion of the Balanced Fund? With respect to the first item, for the first six months of the year we considered most of the companies (e.g., Coca Cola, Gillette, Proctor and Gamble), even though growth companies, to be overvalued. Directionally, we were right on the mark with respect to market capitalization in managing the Equity Fund. The weighted market capitalization of the portfolio increased from approximately $10 billion at the beginning of 1997 to $26 billion by the end of the calendar year. With respect to the second item, we were fortunate during the first nine months of 1997 in that we escaped the "bombs" (instant price declines of 20% or more in response to a news item--our definition) experienced by many investors. However, we were not as fortunate in the third fiscal quarter. In fact, three stocks that can be classified as "bombs" by the above definition explain almost all of the underperformance in the third fiscal quarter. These three stocks declined by the following amounts from the date of the specific news announcement to calendar year-end: Green Tree Financial down 35%, Fastenal down 24%, and Wisconsin Central Transportation down 22%. Our job of course is to assess whether anything has changed fundamentally with these or any other holdings in your portfolio. We are hard at work making these assessments, and evaluating new investment opportunities that will produce superior returns in 1998 and beyond.

The Asian woes and their implications are serious, but not fatal. It is highly likely that they will cause our GDP growth to be lower by an estimated 1/2-1%. The good news is that the market's narrow focus and the Asian crisis will pass. Additionally, we will have modest domestic real GDP accompanied by modest inflation (not deflation in our opinion), and low interest rates. El Nino may actually have aided the economy in the most recent quarter--lower energy costs, due to warmer than usual weather, helped retail spending. The other good news is that we have a portfolio of companies with superior characteristics relative to the performance benchmark that are attractively priced. We have found that over time this is a winning combination that translates into superior performance.

As usual, some economic sectors in the portfolio contributed to the performance and others hindered the performance. For the mid/large capitalization equities in the Equity and Balanced Funds, the top contributing sectors were Technology, Consumer Cyclical and Consumer Staples, while the drags were Utilities and Basic Materials. For the small companies in the Small Company Fund, the top contributing sectors were Technology and Consumer Discretionary, while Energy was the worst performing sector.

During the most recent quarter, we made few strategic changes. Outsourcing continues to be a major trend. We took the following actions to increase our exposure to an area that we have invested in for quite a while:

In the Equity Fund and the equity portion of the Balanced Fund, we sold Intel Corp and we bought IBM. While both are technology companies, we decided to trim our exposure to a hardware component-related company that may come under some pricing pressure and to add a company that will benefit from outsourcing and information technology. IBM has a stated goal to "turn IBM into the world's premier knowledge management company". In 1997, 49.1% of IBM's revenue came from Services, Software and Maintenance and we believe IBM can play a major role in outsourcing by other companies. We added FiServ, a company that provides financial data processing systems and information management services and products to financial entities. While the Energy sector is traditionally not thought of as a growth sector, we believe the current valuations of some growth-oriented oil service companies are compelling. We added Schlumberger to the portfolio.

In the Small Company Fund, we added Applied Digital Access, a company that provides network management software and services, Best Software, a company that provides human resources and payroll management software solutions, and, Concord Communications, a software-based company that provides performance analysis and reporting solutions for the management of computer networks. Additionally, we purchased Applied Analytical Industries, a company that provides product development and support services to the pharmaceutical and biotechnology industries.

The fixed income portion of the Balanced Fund found fixed income markets fairly quiet in the most recent quarter. At the end of the quarter, the long-term Treasury bond at 5.93% was about the same as at year-end. Considering the yield curve, the spread relationships extant in the marketplace, and the fact that we don't expect a significant decline in interest rates near-term, we think the current portfolio structure is appropriate. Currently, we are emphasizing intermediate-term maturity and high quality bonds.

Our overall view on the market has not changed. We still believe the market (using the S&P500 as a proxy) to be fairly fully valued - trading at 21 times estimated forward twelve months earnings. While P/E's may have expanded as far as they can in the current interest rate environment, we believe steady earnings growth and a low inflation environment create an upside potential at least equal to the growth in earnings. However, the economic expansion is in its eighth year and most to the benefits of restructuring are behind us. Rising labor costs may limit margins, and earnings growth may be tied solely to revenue growth. Companies may not be able to increase prices in the current environment of inter-global competition and low inflation. We continue to believe stock selection is key.

Sincerely,


Eddie C. Brown
President

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                    Performance Update - $10,000 Investment

            For the period from September 30, 1992 to March 31, 1998


                    BCM Equity          S&P 500 w/Income
                    Fund                Index

   9/30/92          10,000              10,000
  12/31/92          11,063              10,504
   3/31/93          11,122              10,962
   6/30/93          10,962              11,016
   9/30/93          11,427              11,300
  12/31/93          11,817              11,562
   3/31/94          11,623              11,124
   6/30/94          11,445              11,171
   9/30/94          11,972              11,717
  12/31/94          11,727              11,715
   3/31/95          12,657              12,855
   6/30/95          13,988              14,083
   9/30/95          15,374              15,202
  12/31/95          15,485              16,117
   3/31/96          16,486              16,982
   6/30/96          17,018              17,744
   9/30/96          17,591              18,293
  12/31/96          18,433              19,818
   3/31/97          17,955              20,349
   6/30/97          20,615              23,901
   9/30/97          22,658              25,692
  12/31/97          22,608              26,429
   3/31/98          25,978              30,116

This graph depicts the performance of The Brown Capital Management Equity Fund versus the S&P 500 w/Income Index. It is important to note that The Brown Capital Management Equity Fund is a professionally managed mutual fund while the index is not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return

-------------------------------------------------
Since Inception      One Year       Five Years
-------------------------------------------------
    18.95%            44.68%          18.48%
-------------------------------------------------


The graph assumes an initial $10,000 investment at September 30, 1992. All dividends and distributions are reinvested.

At March 31, 1998, the Fund would have grown to $25,978 - total investment return of 159.78% since September 30, 1992.

At March 31, 1998, a similar investment in the S&P 500 w/Income Index would have grown to $30,116 - total investment return of 201.16% since September 30, 1992.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 93.22%

       Beverages - 2.09%
            The Coca-Cola Company ..............................................                     2,200                $  170,088
                                                                                                                          ----------

       Biopharmaceuticals - 1.42%
            Perkin-Elmer Corporation ...........................................                     1,600                   115,700
                                                                                                                          ----------

       Building Materials - 2.07%
            Illinois Tool Works, Inc. ..........................................                     2,600                   168,350
                                                                                                                          ----------

       Computers - 6.31%
        (a) Bay Networks, Inc. .................................................                     2,800                    75,950
        (a) EMC Corporation ....................................................                     5,100                   192,844
            Hewlett-Packard Company ............................................                     1,900                   120,412
            International Business Machines ....................................                     1,200                   124,650
                                                                                                                          ----------
                                                                                                                             513,856
                                                                                                                          ----------
       Computer Software & Services - 15.39%
        (a) Acxiom Corporation .................................................                     7,200                   184,500
        (a) BMC Software, Inc. .................................................                     2,000                   167,625
        (a) Cisco Systems, Inc. ................................................                     1,150                    78,631
        (a) Fiserv, Inc. .......................................................                     1,000                    63,375
        (a) Microsoft Corporation ..............................................                     2,600                   232,700
        (a) Oracle Corporation .................................................                     4,787                   151,090
        (a) Sterling Commerce, Inc. ............................................                     3,672                   170,289
        (a) Sterling Software, Inc. ............................................                     3,650                   206,225
                                                                                                                          ----------
                                                                                                                           1,254,435
                                                                                                                          ----------
       Cosmetics & Personal Care - 1.02%
            Gillette Company ...................................................                       700                    83,081
                                                                                                                          ----------

       Electrical Equipment - 3.78%
            Belden, Inc. .......................................................                     3,600                   150,750
            Honeywell, Inc. ....................................................                     1,900                   157,106
                                                                                                                          ----------
                                                                                                                             307,856
                                                                                                                          ----------
       Electronics - 3.81%
            General Electric Company ...........................................                     1,300                   111,800
        (a) Solectron Corporation ..............................................                     4,700                   198,575
                                                                                                                          ----------
                                                                                                                             310,375
                                                                                                                          ----------
       Entertainment - 4.31%
            Carnival Corporation ...............................................                     2,610                   180,743
            The Walt Disney Company ............................................                     1,600                   170,800
                                                                                                                          ----------
                                                                                                                             351,543
                                                                                                                          ----------



                                                                                                                         (Continued)

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                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Financial - Banks, Money Center - 2.76%
            Chase Manhattan Corporation ........................................                     1,670                $  225,241
                                                                                                                          ----------

       Financial Services - 6.92%
            Equifax Inc. .......................................................                     3,450                   125,925
            Green Tree Financial Corporation ...................................                     7,250                   206,172
            T. Rowe Price Associates, Inc. .....................................                     3,300                   232,237
                                                                                                                          ----------
                                                                                                                             564,334
                                                                                                                          ----------
       Hand & Machine Tools - 1.12%
            Danaher Corporation ................................................                     1,200                    91,275
                                                                                                                          ----------

       Household Products & Housewares - 2.17%
            Newell Company .....................................................                     3,650                   176,797
                                                                                                                          ----------

       Insurance - Life & Health - 1.41%
            AFLAC Incorporated .................................................                     1,812                   114,609
                                                                                                                          ----------

       Leisure - 1.01%
            Harley-Davidson, Inc. ..............................................                     2,500                    82,500
                                                                                                                          ----------

       Medical - Hospital Management & Service - 3.31%
        (a) Health Care and Retirement Corporation .............................                     3,450                   148,134
        (a) Health Management Associates, Inc. .................................                     4,250                   121,656
                                                                                                                          ----------
                                                                                                                             269,790
                                                                                                                          ----------
       Medical Supplies - 1.88%
            Johnson & Johnson ..................................................                     2,100                   153,431
                                                                                                                          ----------

       Oil & Gas - Equipment & Services - 2.04%
            Schlumberger Limited ...............................................                     2,200                   166,513
                                                                                                                          ----------

       Pharmaceuticals - 8.33%
        (a) ALZA Corporation ...................................................                     4,200                   188,212
            Cardinal Health, Inc. ..............................................                     3,575                   315,270
        (a) R.P. Scherer Corporation ...........................................                     2,600                   175,500
                                                                                                                          ----------
                                                                                                                             678,982
                                                                                                                          ----------
       Real Estate - 1.58%
            The Rouse Company ..................................................                     4,100                   129,150
                                                                                                                          ----------

       Restaurants & Food Service - 3.61%
        (a) The Cheesecake Factory .............................................                     2,700                    89,944
            Craker Barrel Old Country Store, Inc. ..............................                     5,100                   204,000
                                                                                                                          ----------
                                                                                                                             293,944
                                                                                                                          ----------

                                                                                                                         (Continued)


                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Retail - Department Stores - 1.39%
            Dollar General Corporation .........................................                     2,931                $  113,393
                                                                                                                          ----------

       Retail - Grocery - 1.92%
            Casey's General Stores, Inc. .......................................                     9,800                   156,800
                                                                                                                          ----------

       Retail - Specialty Line - 7.74%
        (a) AutoZone, Inc. .....................................................                     6,800                   230,350
            Fastenal Company ...................................................                     3,100                   134,463
            The Home Depot, Inc. ...............................................                     3,950                   265,638
                                                                                                                          ----------
                                                                                                                             630,451
                                                                                                                          ----------
       Telecommunications Equipment - 1.32%
        (a) ADC Telecommunications, Inc. .......................................                     3,900                   107,494
                                                                                                                          ----------

       Transportation - Rail - 1.87%
        (a) Wisconsin Central Transportation Corporation .......................                     5,400                   152,044
                                                                                                                          ----------

       Utilities - Gas - 2.64%
            MCN Energy Group, Inc. .............................................                     5,750                   214,906
                                                                                                                          ----------

            Total Common Stocks (Cost $5,412,662) ..............................                                           7,596,938
                                                                                                                          ----------

INVESTMENT COMPANIES - 6.65%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares ...........................                   360,293                   360,293
       Evergreen Money Market Treasury Institutional Treasury
            Money Market Fund Institutional Service Shares .....................                   182,012                   182,012
                                                                                                                          ----------

            Total Investment Companies (Cost $542,305) .........................                                             542,305
                                                                                                                          ----------


Total Value of Investments (Cost $5,954,967 (b)) ...............................                          99.87%          $8,139,243
Other Assets Less Liabilities ..................................................                           0.13%              10,527
                                                                                                         ------           ----------
       Net Assets ..............................................................                         100.00%          $8,149,770
                                                                                                         ======           ==========








                                                                                                                         (Continued)

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998





       (a)  Non-income producing investment.

       (b)  Aggregate cost for federal income tax purposes is $5,969,342.  Unrealized  appreciation  (depreciation)  appreciation of investments for federal income tax purposes in as follows:


            Unrealized appreciation                                                                                      $2,197,294
            Unrealized depreciation                                                                                         (27,393)
                                                                                                                         ----------

                            Net unrealized appreciation                                                                  $2,169,901
                                                                                                                         ==========



See accompanying notes to financial statements

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 1998


ASSETS
       Investments, at value (cost $5,954,967) ......................................................                    $8,139,243
       Cash .........................................................................................                        21,584
       Income receivable ............................................................................                         4,396
                                                                                                                         ----------

            Total assets ............................................................................                     8,165,223
                                                                                                                         ----------

LIABILITIES
       Accrued expenses .............................................................................                         5,420
       Payable for investment purchases .............................................................                        10,033
                                                                                                                         ----------

            Total liabilities .......................................................................                        15,453
                                                                                                                         ----------

NET ASSETS
       (applicable to 372,570 Institutional Class shares outstanding; unlimited
        shares of no par value beneficial interest authorized) ......................................                    $8,149,770
                                                                                                                         ==========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
       PER INSTITUTIONAL CLASS SHARE
       ($8,149,770 / 372,570 shares) ...............................................................                     $    21.87
                                                                                                                         ==========

NET ASSETS CONSIST OF
       Paid-in capital ..............................................................................                    $5,979,229
       Distributions in excess of net realized gains ................................................                       (13,735)
       Net unrealized oappreciation on investments ..................................................                     2,184,276
                                                                                                                         ----------
                                                                                                                         $8,149,770
                                                                                                                         ==========

See accompanying notes to financial statements

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                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 1998



INVESTMENT LOSS

       Income
            Interest ................................................................................                    $   22,473
            Dividends ...............................................................................                        44,020
                                                                                                                         ----------

                 Total income .......................................................................                        66,493
                                                                                                                         ----------

       Expenses
            Investment advisory fees (note 2) .......................................................                        41,626
            Fund administration fees (note 2) .......................................................                        16,010
            Custody fees ............................................................................                         4,413
            Registration and filing administration fees (note 2) ....................................                         5,169
            Fund accounting fees (note 2) ...........................................................                        21,000
            Audit fees ..............................................................................                         9,663
            Legal fees ..............................................................................                         5,103
            Securities pricing fees .................................................................                         2,811
            Shareholder recordkeeping fees ..........................................................                           914
            Shareholder servicing expenses ..........................................................                         3,796
            Registration and filing expenses ........................................................                         4,709
            Printing expenses .......................................................................                         3,480
            Trustee fees and meeting expenses .......................................................                         4,243
            Other operating expenses ................................................................                         3,734
                                                                                                                         ----------

                 Total expenses .....................................................................                       126,671
                                                                                                                         ----------

                 Less:
                       Expense reimbursements (note 2) ..............................................                        (8,549)
                       Investment advisory fees waived (note 2) .....................................                       (41,375)
                                                                                                                         ----------

                 Net expenses .......................................................................                        76,747
                                                                                                                         ----------

                       Net investment loss ..........................................................                       (10,254)
                                                                                                                         ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realizedo gain from investment transactions ..............................................                       603,519
       Increase in unrealized appreciation on investments ...........................................                     1,740,209
                                                                                                                         ----------

            Net realized and unrealized gain on investments .........................................                     2,343,728
                                                                                                                         ----------

                 Net increase in net assets resulting from operations ...............................                    $2,333,474
                                                                                                                         ==========




See accompanying notes to financial statements

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                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Year ended     Year ended
                                                                                                            March 31,      March 31,
                                                                                                                1998           1997
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS

     Operations
         Net investment (loss) income ...............................................                     $  (10,254)    $    9,751
         Net realized gain from investment transactions .............................                        603,519         64,344
         Increase in unrealized appreciation on investments .........................                      1,740,209        104,676
                                                                                                          ----------     ----------

              Net increase in net assets resulting from operations ..................                      2,333,474        178,771
                                                                                                          ----------     ----------

     Distributions to shareholders from
         Net investment income ......................................................                              0         (9,794)
         Net realized gain from investment transactions .............................                       (660,547)      (123,813)
         Distributions in excess of net realized gains ..............................                        (13,735)             0
                                                                                                          ----------     ----------

              Decrease in net assets resulting from distributions ...................                       (674,282)      (133,607)
                                                                                                          ----------     ----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) .......                      2,085,558      2,393,994
                                                                                                          ----------     ----------

                   Total increase in net assets .....................................                      3,744,750      2,439,158

NET ASSETS

     Beginning of year ..............................................................                      4,405,020      1,965,862
                                                                                                          ----------     ----------

     End of year  (including undistributed net investment income of $39 in 1997) ....                     $8,149,770     $4,405,020
                                                                                                          ==========     ==========



(a) A summary of capital share activity follows:
                                                                            --------------------------------------------------------
                                                                                    Year ended                   Year ended
                                                                                  March 31, 1998               March 31, 1997

                                                                                Shares        Value          Shares        Value
                                                                            --------------------------------------------------------

Shares sold ...........................................................        120,211     $2,302,970        151,410     $2,576,321
Shares issued for reinvestment
     of distributions .................................................         31,855        669,689          8,025        133,540
                                                                            ----------     ----------     ----------     ----------

                                                                               152,066      2,972,659        159,435      2,709,861

Shares redeemed .......................................................        (44,640)      (887,101)       (18,655)      (315,867)
                                                                            ----------     ----------     ----------     ----------

     Net increase .....................................................        107,426     $2,085,558        140,780     $2,393,994
                                                                            ==========     ==========     ==========     ==========



See accompanying notes to financial statements

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year ended   Year ended   Year ended   Year ended   Year ended
                                                                       March 31,    March 31,    March 31,    March 31,    March 31,
                                                                           1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ..............................        $16.61       $15.81       $12.36       $11.48       $11.05

      Income from investment operations
           Net investment income (loss) .........................         (0.03)        0.05         0.00         0.00        (0.02)
           Net realized and unrealized gain on investments ......          7.31         1.36         3.72         1.01         0.52
                                                                     ----------   ----------   ----------   ----------   ----------

               Total from investment operations .................          7.28         1.41         3.72         1.01         0.50
                                                                     ----------   ----------   ----------   ----------   ----------

      Distributions to shareholders from
           Net investment income ................................         (0.00)       (0.05)        0.00         0.00         0.00
           Net realized gain from investment transactions .......         (1.98)       (0.56)       (0.27)       (0.13)       (0.07)
           Distributions in excess of net realized gains ........         (0.04)        0.00         0.00         0.00         0.00
                                                                     ----------   ----------   ----------   ----------   ----------

               Total distributions ..............................         (2.02)       (0.61)       (0.27)       (0.13)       (0.07)
                                                                     ----------   ----------   ----------   ----------   ----------

Net asset value, end of year ....................................        $21.87       $16.61       $15.81       $12.36       $11.48
                                                                     ==========   ==========   ==========   ==========   ==========

Total return ....................................................         44.68%        8.91%       30.25%        8.90%        4.51%
                                                                     ==========   ==========   ==========   ==========   ==========

Ratios/supplemental data
      Net assets, end of year ...................................    $8,149,770   $4,405,020   $1,965,862   $1,130,020   $  717,896
                                                                     ==========   ==========   ==========   ==========   ==========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ........          1.98%        3.37%        5.58%        8.32%       11.86%
           After expense reimbursements and waived fees .........          1.20%        1.20%        1.56%        2.00%        2.00%

      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees ........        (0.94)%      (1.85)%      (4.20)%      (6.41)%     (10.19)%
           After expense reimbursements and waived fees .........        (0.16)%        0.32%        0.01%      (0.11)%      (0.36)%

      Portfolio turnover rate ...................................         38.42%       34.21%       48.06%        7.29%       48.05%

      Average broker commissions per share (a)  .................       $0.0507      $0.0505           -            -            -

(a)  Represents  total  commission  paid on  portfolio  securities  divided by total  portfolio  shares  purchased  or sold on which commissions were charged.



See accompanying notes to financial statements

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities, such as common and preferred stocks and securities convertible into common stocks. The Fund began operations on August 11, 1992.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

                    As a result of the Fund's operating net investment loss, a reclassification adjustment of $10,215 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease net realized short-term gains on investments.

                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

              D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements.
                    Actual results could differ from those estimated.

              F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.65% of the Fund's first $25 million of average daily net assets and 0.50% of average daily net assets over $25 million.

              The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $41,375 ($0.13 per share) and has voluntarily reimbursed $8,549 of the Fund's operating expenses for the year ended March 31, 1998.

                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

              NC Shareholder Services, LLC (the "Transfer Agent") has been retained by the Administrator to serve as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.

              At March 31, 1998, the Advisor and its officers held 32,095 shares or 8.61% of the Fund shares outstanding.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $3,322,120 and $2,289,072, respectively, for the year ended March 31, 1998.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of The Brown Capital Management Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Brown Capital Management Equity Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended March 31, 1998 and 1997, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1998 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Brown Capital Management Equity Fund as of March 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Pittsburgh, Pennsylvania
April 24, 1998

                         Brown Capital Management Funds
                           105 North Washington Street
                               Post Office Box 69
                     Rocky Mount, North Carolina 27802-0069

                                                          Telephone 919-972-9922
                                                       U. S. WATTS 800-525- FUND
                                                          Facsimile 919-442-4226

April 15, 1998



Dear Shareholder:

I am sure you're tired of hearing about the unprecedented series of consecutive years of 20+% gains in the broad stock market. Perhaps what isn't as widely known, is that we have experienced an unprecedented streak of six years of earnings increases for the S&P 500. The only period that has come close in the last 50 years is 1962-1966. We expect the streak to continue, albeit at a slower pace in 1998.

While the Washington press corps was ensconced in nosing out scandals (don't worry this letter will not go there), the economy and the market continued its upward trend. The S&P 500 Index increased 48.0%, on a total return basis, during the fiscal year. Large capitalization indices still outperformed smaller capitalization indices (the Russell 2000 Index was up 42.0%). The Lehman Government/Corporate Bond Index returned 12.4% for the same period.

What hasn't been adequately discussed is the explanation behind the unprecedented gains in the stock market. For the past couple of years, we (like many others) have stated, at the beginning of the year, that we expect market gains to revert to the historic norm of 10-11%. It hasn't happened, and the reason can be traced to two primary factors-- greater than expected declines in interest rates and an expansion in price earnings ratios. At the risk of sounding redundant, in 1998 we expect - (1) the broad stock market to return the historical returns of 10-11%, (2) the small and mid-cap companies to play catch-up, and (3) bonds to offer very competitive returns with stocks.

The table below is helpful in providing some insights into the narrow and skewed market performance in calendar year 1997.

------------------------- ----------------- ---------------- ------------------
                               12/31/96-        6/30/97-          10/27/97-
                                6/30/97         10/26/97          12/31/97
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
S&P 500                          20.6%            6.9%              11.0%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 1000 Growth              19.6%            6.4%              10.3%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 2000                     10.2%           13.4%               4.3%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 2000 Growth               5.2%           14.4%               1.5%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell Mid-Cap Growth           10.5%           12.5%               6.5%
------------------------- ----------------- ---------------- ------------------

Clearly, the first half of calendar 1997 was dominated by large capitalization companies, and the S&P 500 outperformed the Russell 2000 by 1040 basis points. More specifically, what cannot be gleaned from the chart, but as indicated above, the performance was fueled by the highly liquid "super market caps". However, from mid-year up to the market setback on October 27, the tables reversed just as dramatically. The Russell 2000 and Russell Mid-Cap Growth index outperformed the S&P 500 by 650 and 750 basis points respectively. But, the unexpected happened after the October 27 market setback. One would have expected the leadership to have remained with the small and mid-cap companies that derive the major portion of their sales and earnings domestically. It is clear from the chart that this didn't occur. Rather, the S&P 500 outperformed the Russell 2000 and Russell 2000 Mid-Cap Growth indices by 670 and 950 basis points respectively from October 27 through calendar year-end. Obviously to date, in the aftermath of the Asian crisis, the perceived safety of the very large companies has overwhelmed the international exposure of many of these companies.

Calendar 1997 proved to be a challenging year for bottom-up stock pickers with a growth investment approach for a couple of reasons. First, the gains in the market were narrow and were fueled by the very large companies, referred to by a newly coined term, "super market caps". Second, "bombs going off". Companies reporting or "signaling" disappointing earnings were severely punished in the marketplace. How did these phenomena directly affect the performance results achieved in the Equity Fund and the equity portion of the Balanced Fund? With respect to the first item, for the first six months of the year we considered most of the companies (e.g., Coca Cola, Gillette, Proctor and Gamble), even though growth companies, to be overvalued. Directionally, we were right on the mark with respect to market capitalization in managing the Equity Fund. The weighted market capitalization of the portfolio increased from approximately $10 billion at the beginning of 1997 to $26 billion by the end of the calendar year. With respect to the second item, we were fortunate during the first nine months of 1997 in that we escaped the "bombs" (instant price declines of 20% or more in response to a news item--our definition) experienced by many investors. However, we were not as fortunate in the third fiscal quarter. In fact, three stocks that can be classified as "bombs" by the above definition explain almost all of the underperformance in the third fiscal quarter. These three stocks declined by the following amounts from the date of the specific news announcement to calendar year-end: Green Tree Financial down 35%, Fastenal down 24%, and Wisconsin Central Transportation down 22%. Our job of course is to assess whether anything has changed fundamentally with these or any other holdings in your portfolio. We are hard at work making these assessments, and evaluating new investment opportunities that will produce superior returns in 1998 and beyond.

The Asian woes and their implications are serious, but not fatal. It is highly likely that they will cause our GDP growth to be lower by an estimated 1/2-1%. The good news is that the market's narrow focus and the Asian crisis will pass. Additionally, we will have modest domestic real GDP accompanied by modest inflation (not deflation in our opinion), and low interest rates. El Nino may actually have aided the economy in the most recent quarter--lower energy costs, due to warmer than usual weather, helped retail spending. The other good news is that we have a portfolio of companies with superior characteristics relative to the performance benchmark that are attractively priced. We have found that over time this is a winning combination that translates into superior performance.

As usual, some economic sectors in the portfolio contributed to the performance and others hindered the performance. For the mid/large capitalization equities in the Equity and Balanced Funds, the top contributing sectors were Technology, Consumer Cyclical and Consumer Staples, while the drags were Utilities and Basic Materials. For the small companies in the Small Company Fund, the top contributing sectors were Technology and Consumer Discretionary, while Energy was the worst performing sector.

During the most recent quarter, we made few strategic changes. Outsourcing continues to be a major trend. We took the following actions to increase our exposure to an area that we have invested in for quite a while:

In the Equity Fund and the equity portion of the Balanced Fund, we sold Intel Corp and we bought IBM. While both are technology companies, we decided to trim our exposure to a hardware component-related company that may come under some pricing pressure and to add a company that will benefit from outsourcing and information technology. IBM has a stated goal to "turn IBM into the world's premier knowledge management company". In 1997, 49.1% of IBM's revenue came from Services, Software and Maintenance and we believe IBM can play a major role in outsourcing by other companies. We added FiServ, a company that provides financial data processing systems and information management services and products to financial entities. While the Energy sector is traditionally not thought of as a growth sector, we believe the current valuations of some growth-oriented oil service companies are compelling. We added Schlumberger to the portfolio.

In the Small Company Fund, we added Applied Digital Access, a company that provides network management software and services, Best Software, a company that provides human resources and payroll management software solutions, and, Concord Communications, a software-based company that provides performance analysis and reporting solutions for the management of computer networks. Additionally, we purchased Applied Analytical Industries, a company that provides product development and support services to the pharmaceutical and biotechnology industries.

The fixed income portion of the Balanced Fund found fixed income markets fairly quiet in the most recent quarter. At the end of the quarter, the long-term Treasury bond at 5.93% was about the same as at year-end. Considering the yield curve, the spread relationships extant in the marketplace, and the fact that we don't expect a significant decline in interest rates near-term, we think the current portfolio structure is appropriate. Currently, we are emphasizing intermediate-term maturity and high quality bonds.

Our overall view on the market has not changed. We still believe the market (using the S&P500 as a proxy) to be fairly fully valued - trading at 21 times estimated forward twelve months earnings. While P/E's may have expanded as far as they can in the current interest rate environment, we believe steady earnings growth and a low inflation environment create an upside potential at least equal to the growth in earnings. However, the economic expansion is in its eighth year and most to the benefits of restructuring are behind us. Rising labor costs may limit margins, and earnings growth may be tied solely to revenue growth. Companies may not be able to increase prices in the current environment of inter-global competition and low inflation. We continue to believe stock selection is key.

Sincerely,


Eddie C. Brown
President

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                    Performance Update - $10,000 Investment

            For the period from September 30, 1992 to March 31, 1998


                      BCM Balanced          75% S&P 500 w/Income Index
                      Fund                  25% Lehman Gov/Corp Bond Index

  9/30/92             10,000                10,000
 12/31/92             10,579                10,380
  3/31/93             10,774                10,840
  6/30/93             10,779                10,959
  9/30/93             11,208                11,262
 12/31/93             11,611                11,450
  3/31/94             11,297                11,034
  6/30/94             11,168                11,036
  9/30/94             11,644                11,459
 12/31/94             11,468                11,467
  3/31/95             12,195                12,456
  6/30/95             13,417                13,559
  9/30/95             14,593                14,456
 12/31/95             14,880                15,285
  3/31/96             15,493                15,859
  6/30/96             15,887                16,445
  9/30/96             16,339                16,912
 12/31/96             16,938                18,159
  3/31/97             16,579                18,529
  6/30/97             18,557                21,312
  9/30/97             20,114                22,773
 12/31/97             20,136                23,439
  3/31/98             22,582                26,259

This graph depicts the performance of The Brown Capital Management Balanced Fund versus a combined index of 75% S&P 500 w/Income Index and 25% Lehman Government/Corporate Bond Index. It is important to note that The Brown Capital Management Balanced Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return

-----------------------------------------------
Since Inception     One Year      Five Years
-----------------------------------------------
    15.96%           36.19%         15.94%
-----------------------------------------------


The graph assumes an initial $10,000 investment at September 30, 1992. All dividends and distributions are reinvested.

At March 31, 1998, the Fund would have grown to $22,582 - total investment return of 125.82% since September 30, 1992.

At March 31, 1998, a similar investment in a combined index of 75% S&P 500 w/Income and 25% Lehman Government/Corporate Bond Index would have grown to $26,259 - total investment return of 162.59% since September 30, 1992.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 74.36%

       Beverages - 1.78%
            The Coca-Cola Company ................................................                    1,400               $  108,238
                                                                                                                          ----------

       Building Materials - 1.28%
            Fastenal Company .....................................................                    1,800                   78,075
                                                                                                                          ----------

       Commercial Services - 1.38%
            Equifax, Inc. ........................................................                    2,300                   83,950
                                                                                                                          ----------

       Computers - 5.13%
       (a)  Bay Networks, Inc. ...................................................                    1,600                   43,400
       (a)  EMC Corporation ......................................................                    3,000                  113,438
            Hewlett-Packard Company ..............................................                    1,300                   82,388
            International Business Machines ......................................                      700                   72,713
                                                                                                                          ----------
                                                                                                                             311,939
                                                                                                                          ----------
       Computer Software & Services - 11.92%
       (a)  Acxiom Corporation ...................................................                    4,000                  102,493
       (a)  BMC Software, Inc. ...................................................                    1,100                   92,194
       (a)  Cisco Systems, Inc. ..................................................                      650                   44,444
       (a)  Fiserv, Inc. .........................................................                      700                   44,363
       (a)  Microsoft Corporation ................................................                    1,400                  125,300
       (a)  Oracle Corporation ...................................................                    2,837                   89,543
       (a)  Sterling Commerce, Inc. ..............................................                    2,211                  102,535
       (a)  Sterling Software, Inc. ..............................................                    2,200                  124,300
                                                                                                                          ----------
                                                                                                                             725,172
                                                                                                                          ----------
       Cosmetics & Personal Care - 0.78%
            Gillette Company .....................................................                      400                   47,475
                                                                                                                          ----------

       Electronics - 5.95%
            Belden, Inc. .........................................................                    2,100                   87,938
            General Electric Company .............................................                      700                   60,200
            Honeywell Inc. .......................................................                    1,200                   99,225
       (a)  Solectron Corporation ................................................                    2,700                  114,075
                                                                                                                          ----------
                                                                                                                             361,438
                                                                                                                          ----------
       Entertainment - 3.35%
            Carnival Corporation .................................................                    1,550                  107,338
            The Walt Disney Company ..............................................                      900                   96,075
                                                                                                                          ----------
                                                                                                                             203,413
                                                                                                                          ----------
       Financial - Banks, Money Center - 2.28%
            Chase Manhattan Corporation ..........................................                    1,028                  138,652
                                                                                                                          ----------



                                                                                                                         (Continued)

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Value
                                                                                                     Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Financial Services - 4.40%
            Green Tree Financial Corporation .....................................                    4,200               $  119,438
            T. Rowe Price Associates, Inc. .......................................                    2,100                  147,788
                                                                                                                          ----------
                                                                                                                             267,226
                                                                                                                          ----------
       Hand & Machine Tools - 0.88%
            Danaher Corporation ..................................................                      700                   53,244
                                                                                                                          ----------

       Household Products & Housewares - 1.75%
            Newell Company .......................................................                    2,200                  106,563
                                                                                                                          ----------

       Insurance - Life & Health - 0.96%
            AFLAC Incorporated ...................................................                      925                   58,506
                                                                                                                          ----------

       Leisure - 0.76%
            Harley-Davidson, Inc. ................................................                    1,400                   46,200
                                                                                                                          ----------

       Medical - Hospital Management & Service - 2.80%
       (a)  Health Care and Retirement Corporation ...............................                    2,325                   99,830
       (a)  Health Management Associates, Inc. ...................................                    2,450                   70,131
                                                                                                                          ----------
                                                                                                                             169,961
                                                                                                                          ----------
       Medical Supplies - 1.56%
            Johnson & Johnson ....................................................                    1,300                   94,981
                                                                                                                          ----------

       Manufacturing - 2.78%
            Illinois Tool Works, Inc. ............................................                    1,600                  103,600
            The Perkin-Elmer Corporation .........................................                      900                   65,081
                                                                                                                          ----------
                                                                                                                             168,681
                                                                                                                          ----------
       Oil & Gas - Equipment & Services - 1.50%
            Schlumberger Limited .................................................                    1,200                   90,900
                                                                                                                          ----------

       Pharmaceuticals - 6.81%
       (a)  Alza Corporation .....................................................                    2,600                  116,513
            Cardinal Health, Inc. ................................................                    2,150                  189,603
       (a)  R.P. Scherer Corporation .............................................                    1,600                  108,000
                                                                                                                          ----------
                                                                                                                             414,116
                                                                                                                          ----------
       Real Estate - 1.35%
            The Rouse Company ....................................................                    2,600                   81,900
                                                                                                                          ----------

       Restaurants & Food Service - 2.33%
       (a)  The Cheesecake Factory ...............................................                    1,850                   61,628
            Cracker Barrel Old Country Store, Inc. ...............................                    2,000                   80,000
                                                                                                                          ----------
                                                                                                                             141,628
                                                                                                                          ----------

                                                                                                                         (Continued)

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Retail - Department Stores - 1.08%
            Dollar General Corporation ...........................................                    1,697               $   65,653
                                                                                                                          ----------

       Retail - Grocery - 1.74%
            Casey's General Stores, Inc. .........................................                    6,600                  105,600
                                                                                                                          ----------

       Retail - Specialty Line - 5.30%
       (a)  AutoZone, Inc. .......................................................                    4,300                  145,663
            The Home Depot, Inc. .................................................                    2,625                  176,531
                                                                                                                          ----------
                                                                                                                             322,194
                                                                                                                          ----------
       Telecommunications Equipment - 1.04%
       (a)  ADC Telecommunications, Inc. .........................................                    2,300                   63,394
                                                                                                                          ----------

       Transportation - Rail - 1.44%
       (a)  Wisconsin Central Transportation Corporation .........................                    3,100                   87,285
                                                                                                                          ----------

       Utilities - Gas - 2.03%
            MCN Energy Group Inc. ................................................                    3,300                  123,338
                                                                                                                          ----------

       Total Common Stocks (Cost $3,042,927) .....................................                                         4,519,722
                                                                                                                          ----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Interest          Maturity
                                                               Principal           Rate              Date
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 6.91%

       United States Treasury Note ......................      $ 20,000           6.250%           08/15/23                   20,634
       United States Treasury Note ......................        70,000           6.375%           07/15/99                   70,722
       United States Treasury Note ......................        90,000           6.375%           08/15/02                   92,489
       United States Treasury Note ......................       100,000           7.500%           02/15/05                  110,141
       United States Treasury Note ......................       100,000           7.750%           01/31/00                  103,750
       Federal Home Loan Bank ...........................       100,000           0.000%           07/14/17                   21,983
                                                                                                                          ----------

            Total U.S. Government and Agency Obligations (Cost $404,593) .........                                           419,719
                                                                                                                          ----------

CORPORATE OBLIGATIONS - 9.58%

       Alabama Power Company ............................        15,000           7.750%           02/01/23                   15,417
       Boston Edison Company ............................        40,000           7.800%           05/15/10                   43,156
       Chase Manhattan Corporation ......................        30,000           6.500%           08/01/05                   30,150
       Chesapeake & Potomac Telephone of Virginia .......        50,000           7.250%           06/01/12                   50,250
       Citicorp .........................................        15,000           7.125%           06/01/03                   15,551


                                                                                                                         (Continued)

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Interest           Maturity                  Value
                                                               Principal          Rate               Date                  (note 1)
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - (Continued)

       Colgate-Palmolive Company ........................      $ 50,000           7.150%            11/29/11              $   52,508
       Ford Motor Credit Corporation ....................        40,000           7.250%            09/01/10                  42,055
       ITT Corporation ..................................        50,000           7.375%            11/15/15                  47,875
       Merrill Lynch ....................................        75,000           7.150%            07/30/12                  76,380
       Monsanto Company .................................        45,000           6.210%            02/05/08                  44,986
       Nationsbank Corporation ..........................        15,000           6.875%            02/15/05                  15,436
       The Rouse Company ................................        10,000           8.500%            01/15/03                  10,293
       The Walt Disney Company ..........................        50,000           7.750%            09/30/11                  51,128
       Time Warner, Inc. ................................        20,000           9.150%            02/01/23                  24,400
       U. S. F. & G. Corporation ........................        60,000           7.125%            06/01/05                  62,371
                                                                                                                          ----------

            Total Corporate Obligations (Cost $559,828) ..........................                                           581,956
                                                                                                                          ----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Shares
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES - 8.06%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares .............................                   269,802                 269,802
       Evergreen Money Market Treasury Institutional Treasury
            Money Market Fund Institutional Shares ...............................                   220,219                 220,219
                                                                                                                          ----------

            Total Investment Companies (Cost $490,021) ...........................                                           490,021
                                                                                                                          ----------


Total Value of Investments (Cost $4,497,369 (b)) .................................                           98.91%       $6,011,418
Other Assets Less Liabilities ....................................................                            1.09%           66,319
                                                                                                            ------        ----------
       Net Assets ................................................................                          100.00%       $6,077,737
                                                                                                            ======        ==========


       (a)  Non-income producing investment.

       (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation
            (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

            Unrealized appreciation                                                                                      $1,547,924
            Unrealized depreciation                                                                                         (33,875)
                                                                                                                        -----------

                            Net unrealized appreciation                                                                  $1,514,049
                                                                                                                         ==========




See accompanying notes to financial statements

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 1998


ASSETS
       Investments, at value (cost $4,497,369) .......................................................                   $6,011,418
       Cash ..........................................................................................                       11,449
       Income receivable .............................................................................                       16,018
       Receivable for investments sold ...............................................................                       51,998
                                                                                                                         ----------

            Total assets .............................................................................                    6,090,883
                                                                                                                         ----------

LIABILITIES
       Accrued expenses ..............................................................................                        5,590
       Payable for investment purchases ..............................................................                        7,556
                                                                                                                         ----------

            Total liabilities ........................................................................                       13,146
                                                                                                                         ----------

NET ASSETS
       (applicable to 361,039 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) .......................................                   $6,077,737
                                                                                                                         ==========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
       PER INSTITUTIONAL CLASS SHARE
       ($6,077,737 / 361,039 shares) .................................................................                   $    16.83
                                                                                                                         ==========

NET ASSETS CONSIST OF
       Paid-in capital ...............................................................................                   $4,547,013
       Distribution in excess of net investment income ...............................................                          (60)
       Undistributed net realized gain on investments ................................................                       16,735
       Net unrealized appreciation on investments ....................................................                    1,514,049
                                                                                                                         ----------
                                                                                                                         $6,077,737
                                                                                                                         ==========




See accompanying notes to financial statements

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 1998


INVESTMENT INCOME

       Income
            Interest .....................................................................................               $   67,266
            Dividends ....................................................................................                   47,157
                                                                                                                         ----------

                 Total income ............................................................................                  114,423
                                                                                                                         ----------

       Expenses
            Investment advisory fees (note 2) ............................................................                   32,686
            Fund administration fees (note 2) ............................................................                   12,572
            Custody fees .................................................................................                    3,993
            Registration and filing administration fees (note 2) .........................................                    5,030
            Fund accounting fees (note 2) ................................................................                   21,000
            Audit fees ...................................................................................                    9,200
            Legal fees ...................................................................................                    4,390
            Securities pricing fees ......................................................................                    3,751
            Shareholder recordkeeping fees ...............................................................                      469
            Shareholder servicing expenses ...............................................................                    3,190
            Registration and filing expenses .............................................................                    4,220
            Printing expenses ............................................................................                    3,362
            Trustee fees and meeting expenses ............................................................                    4,243
            Other operating expenses .....................................................................                    3,755
                                                                                                                         ----------

                 Total expenses ..........................................................................                  111,861
                                                                                                                         ----------

                 Less:
                       Expense reimbursements (note 2) ...................................................                  (18,899)
                       Investment advisory fees waived (note 2) ..........................................                  (32,686)
                                                                                                                         ----------

                 Net expenses ............................................................................                   60,276
                                                                                                                         ----------

                       Net investment income .............................................................                   54,147
                                                                                                                         ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions .....................................................                 493,452
       Increase in unrealized appreciation on investments .................................................                 949,181
                                                                                                                         ----------

            Net realized and unrealized gain on investments ...............................................               1,442,633
                                                                                                                         ----------

                 Net increase in net assets resulting from operations .....................................              $1,496,780
                                                                                                                         ==========






See accompanying notes to financial statements

                                               THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                  STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Year ended          Year ended
                                                                                                       March 31,           March 31,
                                                                                                           1998                1997
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS

     Operations
         Net investment income .............................................................         $   54,147          $   57,822
         Net realized gain from investment transactions ....................................            493,452             105,701
         Increase in unrealized appreciation on investments ................................            949,181             104,335
                                                                                                     ----------          ----------

              Net increase in net assets resulting from operations .........................          1,496,780             267,858
                                                                                                     ----------          ----------

     Distributions to shareholders from
         Net investment income .............................................................            (54,255)            (58,004)
         Distribution in excess of net investment income ...................................                (60)                  0
         Net realized gain from investment transactions ....................................           (476,740)           (249,637)
                                                                                                     ----------          ----------

              Decrease in net assets resulting from distributions ..........................           (531,055)           (307,641)
                                                                                                     ----------          ----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ..............          1,237,359             595,122
                                                                                                     ----------          ----------

                   Total increase in net assets ............................................          2,203,084             555,339

NET ASSETS

     Beginning of year .....................................................................          3,874,653           3,319,314
                                                                                                     ----------          ----------

     End of year  (including undistributed net investment income of $108 in 1997)  .........         $6,077,737          $3,874,653
                                                                                                     ==========          ==========



(a) A summary of capital share activity follows:
                                                             -----------------------------------------------------------------------
                                                                       Year ended                                Year ended
                                                                     March 31, 1998                            March 31, 1997

                                                                 Shares            Value                 Shares             Value
                                                             -----------------------------------------------------------------------

Shares sold ............................................        111,277          $1,757,479              69,993          $  990,406
Shares issued for reinvestment
     of distributions ..................................         32,554             529,963              22,002             306,322
                                                             ----------          ----------          ----------          ----------

                                                                143,831           2,287,442              91,995           1,296,728

Shares redeemed ........................................        (67,688)         (1,050,083)            (48,277)           (701,606)
                                                             ----------          ----------          ----------          ----------

     Net increase ......................................         76,143          $1,237,359              43,718          $  595,122
                                                             ==========          ==========          ==========          ==========




See accompanying notes to financial statements

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Year ended   Year ended   Year ended   Year ended   Year ended
                                                                      March 31,    March 31,    March 31,    March 31,    March 31,
                                                                          1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .............................        $13.60       $13.76       $11.56       $11.02       $10.62

      Income from investment operations
           Net investment income ...............................          0.17         0.21         0.12         0.10         0.08
           Net realized and unrealized gain on investments .....          4.65         0.76         2.98         0.77         0.43
                                                                    ----------   ----------   ----------   ----------   ----------

               Total from investment operations ................          4.82         0.97         3.10         0.87         0.51
                                                                    ----------   ----------   ----------   ----------   ----------

      Distributions to shareholders from
           Net investment income ...............................         (0.17)       (0.21)       (0.12)       (0.11)       (0.08)
           Net realized gain from investment transactions ......         (1.42)       (0.92)       (0.78)       (0.22)       (0.03)
                                                                    ----------   ----------   ----------   ----------   ----------

               Total distributions .............................         (1.59)       (1.13)       (0.90)       (0.33)       (0.11)
                                                                    ----------   ----------   ----------   ----------   ----------

Net asset value, end of year ...................................        $16.83       $13.60       $13.76       $11.56       $11.02
                                                                    ==========   ==========   ==========   ==========   ==========

Total return ...................................................         36.19%        7.01%       27.04%        8.04%        4.78%
                                                                    ==========   ==========   ==========   ==========   ==========

Ratios/supplemental data
      Net assets, end of year ..................................    $6,077,737   $3,874,653   $3,319,314   $2,296,206   $1,187,697
                                                                    ==========   ==========   ==========   ==========   ==========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .......          2.22%        2.85%        3.50%        5.43%        6.44%
           After expense reimbursements and waived fees ........          1.20%        1.20%        1.59%        2.00%        2.00%

      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees .......          0.05%      (0.13)%      (0.97)%      (2.44)%      (3.69)%
           After expense reimbursements and waived fees ........          1.08%        1.51%        0.94%        1.00%        0.74%

      Portfolio turnover rate ..................................         33.54%       45.58%       43.59%        9.51%       28.56%

      Average broker commissions per share (a)  ................       $0.0509      $0.0506           -            -            -



(a)  Represents  total  commission  paid on  portfolio  securities  divided by total  portfolio  shares  purchased  or sold on which commissions were charged.



See accompanying notes to financial statements

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management Balanced Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation by investing in a flexible portfolio of equity securities, fixed income securities and money market instruments. The Fund began operations on August 11, 1992.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.
                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



              D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

              F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.65% of the Fund's first $25 million of average daily net assets and 0.50% of average daily net assets over $25 million.

              The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $32,686 ($0.10 per share) and has voluntarily agreed to reimburse $18,899 of the Fund's operating expenses for the year ended March 31, 1998.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its

                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998


              services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

              North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Funds' transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Funds.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.

              At March 31, 1998, the Advisor and its officers held 24,959 shares or 6.913% of the Fund shares outstanding.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $2,203,989 and $1,515,195, respectively, for the year ended March 31, 1998.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of The Brown Capital Management Balanced Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Brown Capital Management Balanced Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended March 31, 1998 and 1997, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1998 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Brown Capital Management Balanced Fund as of March 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Pittsburgh, Pennsylvania
April 24, 1998

                         Brown Capital Management Funds
                           105 North Washington Street
                               Post Office Box 69
                     Rocky Mount, North Carolina 27802-0069

                                                          Telephone 919-972-9922
                                                       U. S. WATTS 800-525- FUND
                                                          Facsimile 919-442-4226

April 15, 1998



Dear Shareholder:

I am sure you're tired of hearing about the unprecedented series of consecutive years of 20+% gains in the broad stock market. Perhaps what isn't as widely known, is that we have experienced an unprecedented streak of six years of earnings increases for the S&P 500. The only period that has come close in the last 50 years is 1962-1966. We expect the streak to continue, albeit at a slower pace in 1998.

While the Washington press corps was ensconced in nosing out scandals (don't worry this letter will not go there), the economy and the market continued its upward trend. The S&P 500 Index increased 48.0%, on a total return basis, during the fiscal year. Large capitalization indices still outperformed smaller capitalization indices (the Russell 2000 Index was up 42.0%). The Lehman Government/Corporate Bond Index returned 12.4% for the same period.

What hasn't been adequately discussed is the explanation behind the unprecedented gains in the stock market. For the past couple of years, we (like many others) have stated, at the beginning of the year, that we expect market gains to revert to the historic norm of 10-11%. It hasn't happened, and the reason can be traced to two primary factors-- greater than expected declines in interest rates and an expansion in price earnings ratios. At the risk of sounding redundant, in 1998 we expect - (1) the broad stock market to return the historical returns of 10-11%, (2) the small and mid-cap companies to play catch-up, and (3) bonds to offer very competitive returns with stocks.

The table below is helpful in providing some insights into the narrow and skewed market performance in calendar year 1997.

------------------------- ----------------- ---------------- ------------------
                               12/31/96-        6/30/97-          10/27/97-
                                6/30/97         10/26/97          12/31/97
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
S&P 500                          20.6%            6.9%              11.0%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 1000 Growth              19.6%            6.4%              10.3%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 2000                     10.2%           13.4%               4.3%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 2000 Growth               5.2%           14.4%               1.5%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell Mid-Cap Growth           10.5%           12.5%               6.5%
------------------------- ----------------- ---------------- ------------------

Clearly, the first half of calendar 1997 was dominated by large capitalization companies, and the S&P 500 outperformed the Russell 2000 by 1040 basis points. More specifically, what cannot be gleaned from the chart, but as indicated above, the performance was fueled by the highly liquid "super market caps". However, from mid-year up to the market setback on October 27, the tables reversed just as dramatically. The Russell 2000 and Russell Mid-Cap Growth index outperformed the S&P 500 by 650 and 750 basis points respectively. But, the unexpected happened after the October 27 market setback. One would have expected the leadership to have remained with the small and mid-cap companies that derive the major portion of their sales and earnings domestically. It is clear from the chart that this didn't occur. Rather, the S&P 500 outperformed the Russell 2000 and Russell 2000 Mid-Cap Growth indices by 670 and 950 basis points respectively from October 27 through calendar year-end. Obviously to date, in the aftermath of the Asian crisis, the perceived safety of the very large companies has overwhelmed the international exposure of many of these companies.

Calendar 1997 proved to be a challenging year for bottom-up stock pickers with a growth investment approach for a couple of reasons. First, the gains in the market were narrow and were fueled by the very large companies, referred to by a newly coined term, "super market caps". Second, "bombs going off". Companies reporting or "signaling" disappointing earnings were severely punished in the marketplace. How did these phenomena directly affect the performance results achieved in the Equity Fund and the equity portion of the Balanced Fund? With respect to the first item, for the first six months of the year we considered most of the companies (e.g., Coca Cola, Gillette, Proctor and Gamble), even though growth companies, to be overvalued. Directionally, we were right on the mark with respect to market capitalization in managing the Equity Fund. The weighted market capitalization of the portfolio increased from approximately $10 billion at the beginning of 1997 to $26 billion by the end of the calendar year. With respect to the second item, we were fortunate during the first nine months of 1997 in that we escaped the "bombs" (instant price declines of 20% or more in response to a news item--our definition) experienced by many investors. However, we were not as fortunate in the third fiscal quarter. In fact, three stocks that can be classified as "bombs" by the above definition explain almost all of the underperformance in the third fiscal quarter. These three stocks declined by the following amounts from the date of the specific news announcement to calendar year-end: Green Tree Financial down 35%, Fastenal down 24%, and Wisconsin Central Transportation down 22%. Our job of course is to assess whether anything has changed fundamentally with these or any other holdings in your portfolio. We are hard at work making these assessments, and evaluating new investment opportunities that will produce superior returns in 1998 and beyond.

The Asian woes and their implications are serious, but not fatal. It is highly likely that they will cause our GDP growth to be lower by an estimated 1/2-1%. The good news is that the market's narrow focus and the Asian crisis will pass. Additionally, we will have modest domestic real GDP accompanied by modest inflation (not deflation in our opinion), and low interest rates. El Nino may actually have aided the economy in the most recent quarter--lower energy costs, due to warmer than usual weather, helped retail spending. The other good news is that we have a portfolio of companies with superior characteristics relative to the performance benchmark that are attractively priced. We have found that over time this is a winning combination that translates into superior performance.

As usual, some economic sectors in the portfolio contributed to the performance and others hindered the performance. For the mid/large capitalization equities in the Equity and Balanced Funds, the top contributing sectors were Technology, Consumer Cyclical and Consumer Staples, while the drags were Utilities and Basic Materials. For the small companies in the Small Company Fund, the top contributing sectors were Technology and Consumer Discretionary, while Energy was the worst performing sector.

During the most recent quarter, we made few strategic changes. Outsourcing continues to be a major trend. We took the following actions to increase our exposure to an area that we have invested in for quite a while:

In the Equity Fund and the equity portion of the Balanced Fund, we sold Intel Corp and we bought IBM. While both are technology companies, we decided to trim our exposure to a hardware component-related company that may come under some pricing pressure and to add a company that will benefit from outsourcing and information technology. IBM has a stated goal to "turn IBM into the world's premier knowledge management company". In 1997, 49.1% of IBM's revenue came from Services, Software and Maintenance and we believe IBM can play a major role in outsourcing by other companies. We added FiServ, a company that provides financial data processing systems and information management services and products to financial entities. While the Energy sector is traditionally not thought of as a growth sector, we believe the current valuations of some growth-oriented oil service companies are compelling. We added Schlumberger to the portfolio.

In the Small Company Fund, we added Applied Digital Access, a company that provides network management software and services, Best Software, a company that provides human resources and payroll management software solutions, and, Concord Communications, a software-based company that provides performance analysis and reporting solutions for the management of computer networks. Additionally, we purchased Applied Analytical Industries, a company that provides product development and support services to the pharmaceutical and biotechnology industries.

The fixed income portion of the Balanced Fund found fixed income markets fairly quiet in the most recent quarter. At the end of the quarter, the long-term Treasury bond at 5.93% was about the same as at year-end. Considering the yield curve, the spread relationships extant in the marketplace, and the fact that we don't expect a significant decline in interest rates near-term, we think the current portfolio structure is appropriate. Currently, we are emphasizing intermediate-term maturity and high quality bonds.

Our overall view on the market has not changed. We still believe the market (using the S&P500 as a proxy) to be fairly fully valued - trading at 21 times estimated forward twelve months earnings. While P/E's may have expanded as far as they can in the current interest rate environment, we believe steady earnings growth and a low inflation environment create an upside potential at least equal to the growth in earnings. However, the economic expansion is in its eighth year and most to the benefits of restructuring are behind us. Rising labor costs may limit margins, and earnings growth may be tied solely to revenue growth. Companies may not be able to increase prices in the current environment of inter-global competition and low inflation. We continue to believe stock selection is key.

Sincerely,


Eddie C. Brown
President

                          THE BROWN CAPITAL MANAGEMENT
                               SMALL COMPANY FUND

                    Performance Update - $10,000 Investment

            For the period from December 31, 1992 to March 31, 1998


                BCM Small Co        Russell 2000          NASDAQ Industrials
                Fund                Index                 Index

12/31/92        10,000              10,000                10,000
 3/31/93         9,877              10,371                 9,843
 6/30/93         9,855              10,558                10,063
 9/30/93        10,325              11,445                10,761
12/31/93        10,574              11,700                11,116
 3/31/94        10,311              11,340                10,746
 6/30/94         9,680              10,872                 9,852
 9/30/94        10,307              11,589                10,724
12/31/94        11,077              11,328                10,398
 3/31/95        12,066              11,816                11,079
 6/30/95        13,037              12,882                12,251
 9/30/95        14,266              14,164                13,607
12/31/95        14,839              14,453                13,391
 3/31/96        16,048              15,188                14,244
 6/30/96        16,706              15,968                15,450
 9/30/96        17,098              16,020                15,429
12/31/96        17,374              16,838                15,474
 3/31/97        16,299              15,973                14,214
 6/30/97        18,742              18,550                16,536
 9/30/97        20,860              21,300                19,239
12/31/97        20,116              20,577                17,101
 3/31/98        23,119              22,695                19,090

This graph depicts the performance of The Brown Capital Management Small Company Fund versus the Russell 2000 Index and the NASDAQ Industrials Index. It is important to note that The Brown Capital Management Small Company Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return

---------------------------------------------------
Since Inception      One Year         Five Years
---------------------------------------------------
17.31%               41.84%           18.53%
---------------------------------------------------


The graph assumes an initial $10,000 investment at December 31, 1992. All dividends and distributions are reinvested.

At March 31, 1998, the Fund would have grown to $23,119 - total investment return of 131.19% since December 31, 1992.

At March 31, 1998, a similar investment in the Russell 2000 Index would have grown to $22,695 - total investment return of 126.95% and the NASDAQ Industrials Index would have grown to $19,090 - total investment return of 90.90%, since December 31, 1992.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                             BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 96.51%

       Advertising - 1.90%
        (a) Catalina Marketing Corporation .......................................                    4,200              $   220,237
                                                                                                                         -----------

       Biopharmaceuticals - 1.50%
            The Perkin-Elmer Corporation .........................................                    2,397                  173,333
                                                                                                                         -----------

       Chemicals - 0.97%
        (a) Synthetech, Inc. .....................................................                   18,200                  112,612
                                                                                                                         -----------

       Commercial Services - 3.81%
            Paychex, Inc. ........................................................                    2,375                  137,008
        (a) Quintiles Transnational Corp. ........................................                    6,200                  298,762
        (a) Walsh International Inc. .............................................                      300                    4,650
                                                                                                                         -----------
                                                                                                                             440,420
                                                                                                                         -----------
       Computers - 0.96%
        (a) RadiSys Corporation ..................................................                    4,400                  110,550
                                                                                                                         -----------

       Computer Software & Services - 44.89%
        (a) Acxiom Corporation ...................................................                   17,700                  453,563
        (a) Advent Software, Inc. ................................................                    8,300                  394,250
        (a) American Business Information, Inc. Cl-A .............................                    8,200                  107,625
        (a) American Business Information, Inc. Cl-B .............................                    8,200                  116,850
        (a) American Software, Inc. ..............................................                   13,500                  106,313
        (a) Best Software, Inc. ..................................................                    8,800                  133,100
        (a) BMC Software, Inc. ...................................................                    7,573                  634,746
        (a) Cerner Corporation ...................................................                   10,500                  225,094
        (a) CFI ProServices, Inc. ................................................                   12,100                  178,475
        (a) Concord Communications, Inc. .........................................                    4,000                  104,500
        (a) Datastream Systems, Inc. .............................................                    8,600                  190,275
        (a) Dendrite International, Inc. .........................................                   14,200                  408,250
            Fair, Isaac and Company, Incorporated ................................                    9,200                  346,725
        (a) Hyperion Software Corporation ........................................                    7,800                  345,150
        (a) Network Associates, Inc. .............................................                    5,725                  379,281
        (a) Platinum Technology, Inc. ............................................                    5,600                  144,900
        (a) QuickResponse Services, Inc. .........................................                    4,100                  219,350
        (a) SPSS, Inc. ...........................................................                    4,600                  108,100
        (a) Structural Dynamics Research Corporation .............................                   10,400                  260,650
        (a) The BISYS Group, Inc. ................................................                    6,700                  236,175
        (a) Tripos, Inc. .........................................................                    7,600                   98,800
                                                                                                                         -----------
                                                                                                                           5,192,172
                                                                                                                         -----------
       Electronics - 2.48%
        (a) Sanmina Corporation ..................................................                    4,100                  286,744
                                                                                                                         -----------

                                                                                                                         (Continued)

                                             BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Financial Services - 3.16%
            T. Rowe Price Associates, Inc. .......................................                    5,200              $   365,950
                                                                                                                         -----------

       Furniture & Home Appliances - 1.26%
            Juno Lighting, Inc. ..................................................                    6,900                  145,762
                                                                                                                         -----------

       Hand & Machine Tools - 1.79%
        (a) Flow International Corporation .......................................                   20,300                  206,806
                                                                                                                         -----------

       Machine - Diversified - 1.89%
        (a) Cognex Corporation ...................................................                   10,200                  218,025
                                                                                                                         -----------

       Medical - Biotechnology - 3.13%
        (a) Affymetrix, Inc. .....................................................                    1,500                   52,219
        (a) Human Genome Sciences, Inc. ..........................................                    1,100                   43,794
        (a) Incyte Pharmaceuticals, Inc. .........................................                    1,200                   56,100
        (a) Pharmacopeia, Inc. ...................................................                   11,200                  210,000
                                                                                                                         -----------
                                                                                                                             362,113
                                                                                                                         -----------
       Medical - Hospital Management & Service - 3.40%
        (a) ABR Information Services, Inc. .......................................                   14,000                  393,750
                                                                                                                         -----------

       Medical Supplies - 11.62%
            Ballard Medical Products .............................................                    7,400                  199,800
            Biomet, Inc. .........................................................                    7,200                  216,000
            Diagnostic Products Corporation ......................................                    8,800                  245,300
            Life Technologies, Inc. ..............................................                    9,700                  373,450
        (a) Molecular Dynamics, Inc. .............................................                    6,700                   96,731
        (a) Techne Corporation ...................................................                   11,000                  213,125
                                                                                                                         -----------
                                                                                                                           1,344,406
                                                                                                                         -----------
       Miscellaneous - Manufacturing - 1.89%
        (a) Panavision Inc. ......................................................                    8,300                  218,394
                                                                                                                         -----------

       Pharmaceuticals - 4.79%
        (a) ALZA Corporation .....................................................                    9,600                  430,200
        (a) Applied Analytical Industries, Inc. ..................................                    7,300                  117,712
        (a) Crescenco Pharmaceuticals Corporation ................................                      420                    5,303
        (a) Lynx Therapeutics, Inc. ..............................................                       81                      810
                                                                                                                         -----------
                                                                                                                             554,025
                                                                                                                         -----------
       Real Estate Investment Trust - 1.31%
            Post Properties, Inc. ................................................                    3,800                  151,762
                                                                                                                         -----------



                                                                                                                         (Continued)

                                             BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Restaurants & Food Service - 4.10%
        (a) Au Bon Pain Company, Inc. ............................................                   29,300              $   247,219
        (a) The Cheesecake Factory ...............................................                    6,800                  226,525
                                                                                                                         -----------
                                                                                                                             473,744
                                                                                                                         -----------
       Retail - Specialty Line - 1.28%
            Fastenal Company .....................................................                    3,400                  147,475
                                                                                                                         -----------

       Telecommunications Equipment - 0.38%
        (a) Applied Digital Access, Inc. .........................................                    5,500                   44,000
                                                                                                                         -----------

       Warrants - 0.00%
        (a) ALZA Corporation, expiration date December 31, 1999 ..................                      150                      145
        (a) The Perkin-Elmer Corporation, expiraton date September 11, 2003 ......                       27                      130
                                                                                                                         -----------
                                                                                                                                 275
                                                                                                                         -----------

            Total Common Stocks (Cost $7,133,876) ................................                                        11,162,555
                                                                                                                         -----------

INVESTMENT COMPANY - 3.49%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares  ............................                  403,845                  403,845
            (Cost $403,845)                                                                                              -----------


Total Value of Investments (Cost $7,537,721 (b)) .................................                         100.00 %      11,566,400
Liabilities In Excess of Other Assets ............................................                          (0.00)%            (456)
                                                                                                           ------       -----------
       Net Assets ................................................................                         100.00 %     $11,565,944
                                                                                                           ======       ===========




       (a)  Non-income producing investment.

       (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation
            (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


            Unrealized appreciation                                                                                      $4,163,722
            Unrealized depreciation                                                                                        (135,043)
                                                                                                                         ----------

                            Net unrealized appreciation                                                                  $4,028,679
                                                                                                                         ==========

See accompanying notes to financial statements

                                             BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 1998


ASSETS
       Investments, at value (cost $7,537,721) .....................................................                     $11,566,400
       Income receivable ...........................................................................                           6,303
       Other assets ................................................................................                           6,109
                                                                                                                         -----------

            Total assets ...........................................................................                      11,578,812
                                                                                                                         -----------

LIABILITIES
       Accrued expenses ............................................................................                           5,873
       Payable for investment purchases ............................................................                           1,859
       Other liabilities ...........................................................................                           5,136
                                                                                                                         -----------

            Total liabilities ......................................................................                          12,868
                                                                                                                         -----------

NET ASSETS
       (applicable to 550,128 Institutional shares outstanding; unlimited
        shares of no par value beneficial interest authorized) .....................................                     $11,565,944
                                                                                                                         ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
       PER INSTITUTIONAL CLASS SHARE
       ($11,565,944 / 550,128 shares) ..............................................................                     $     21.02
                                                                                                                         ===========

NET ASSETS CONSIST OF
       Paid-in capital .............................................................................                     $ 7,495,546
       Undistributed net realized gain on investments ..............................................                          41,719
       Net unrealized appreciation on investments ..................................................                       4,028,679
                                                                                                                         -----------
                                                                                                                         $11,565,944
                                                                                                                         ===========




See accompanying notes to financial statements

                                             BROWN CAPTIAL MANAGEMENT SMALL COMPANY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 1998



INVESTMENT LOSS

       Income
            Dividends ....................................................................................               $   74,036
            Miscellaneous ................................................................................                    2,615
                                                                                                                         ----------

                 Total income ............................................................................                   76,651
                                                                                                                         ----------

       Expenses
            Investment advisory fees (note 2) ............................................................                   93,370
            Fund administration fees (note 2) ............................................................                   23,279
            Custody fees .................................................................................                    4,810
            Registration and filing administration fees (note 2) .........................................                    5,798
            Fund accounting fees (note 2) ................................................................                   21,000
            Audit fees ...................................................................................                    9,200
            Legal fees ...................................................................................                    4,390
            Securities pricing fees ......................................................................                    3,671
            Shareholder recordkeeping fees ...............................................................                    1,698
            Shareholder servicing expenses ...............................................................                    4,288
            Registration and filing expenses .............................................................                    7,931
            Printing expenses ............................................................................                    3,672
            Trustee fees and meeting expenses ............................................................                    4,261
            Other operating expenses .....................................................................                    4,073
                                                                                                                         ----------

                 Total expenses ..........................................................................                  191,441
                                                                                                                         ----------

                 Less investment advisory fees waived (note 2) ...........................................                  (51,594)
                                                                                                                         ----------

                 Net expenses ............................................................................                  139,847
                                                                                                                         ----------

                       Net investment loss ...............................................................                  (63,196)
                                                                                                                         ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions ....................................................                  264,971
       Increase in unrealized appreciation on investments ................................................                3,029,081
                                                                                                                         ----------

            Net realized and unrealized gain on investments ..............................................                3,294,052
                                                                                                                         ----------

                 Net increase in net assets resulting from operations ....................................               $3,230,856
                                                                                                                         ==========






See accompanying notes to financial statements

                                             BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Year ended          Year ended
                                                                                                       March 31,           March 31,
                                                                                                           1998                1997
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS

     Operations
         Net investment loss ...............................................................        $   (63,196)        $   (15,062)
         Net realized gain (loss) from investment transactions .............................            264,971             (66,449)
         Increase in unrealized appreciation on investments ................................          3,029,081             105,168
                                                                                                    -----------         -----------

              Net increase in net assets resulting from operations .........................          3,230,856              23,657
                                                                                                    -----------         -----------

     Distributions to shareholders from
         Net realized gain from investment transactions ....................................           (122,662)           (121,632)
                                                                                                    -----------         -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ..............          1,939,063           2,876,454
                                                                                                    -----------         -----------

                   Total increase in net assets ............................................          5,047,257           2,778,479

NET ASSETS

     Beginning of year .....................................................................          6,518,687           3,740,208
                                                                                                    -----------         -----------

     End of year ...........................................................................        $11,565,944         $ 6,518,687
                                                                                                    ===========         ===========



(a) A summary of capital share activity follows:
                                                            ------------------------------------------------------------------------
                                                                      Year ended                              Year ended
                                                                    March 31, 1998                          March 31, 1997

                                                                Shares             Value                Shares             Value
                                                            ------------------------------------------------------------------------

Shares sold .............................................       127,445         $ 2,137,857             215,413         $ 3,325,355
Shares issued for reinvestment
     of distributions ...................................         6,686             122,282               7,902             121,296
                                                            -----------         -----------         -----------         -----------

                                                                134,131           2,260,139             223,315           3,446,651

Shares redeemed .........................................       (18,185)           (321,076)            (36,296)           (570,197)
                                                            -----------         -----------         -----------         -----------

     Net increase .......................................       115,946         $ 1,939,063             187,019         $ 2,876,454
                                                            ===========         ===========         ===========         ===========





See accompanying notes to financial statements

                                             BROWN CAPTIAL MANAGEMENT SMALL COMPANY FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)


------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year ended    Year ended    Year ended    Year ended    Year ended
                                                                   March 31,     March 31,     March 31,     March 31,     March 31,
                                                                       1998          1997          1996          1995          1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ........................          $15.01        $15.13        $12.24        $10.69        $10.67

      Income from investment operations
           Net investment loss ............................           (0.11)        (0.03)        (0.06)        (0.06)        (0.11)
           Net realized and unrealized gain on investments             6.36          0.27          4.00          1.86          0.59
                                                                -----------   -----------   -----------   -----------   -----------

               Total from investment operations ...........            6.25          0.24          3.94          1.80          0.48
                                                                -----------   -----------   -----------   -----------   -----------

      Distributions to shareholders from
           Net realized gain from investment transactions             (0.24)        (0.36)        (1.05)        (0.25)        (0.46)
                                                                -----------   -----------   -----------   -----------   -----------

Net asset value, end of year ..............................          $21.02        $15.01        $15.13        $12.24        $10.69
                                                                ===========   ===========   ===========   ===========   ===========


Total return ..............................................           41.84%         1.56%        33.00%        16.95%         4.39%
                                                                ===========   ===========   ===========   ===========   ===========

Ratios/supplemental data

      Net assets, end of year .............................     $11,565,944   $ 6,518,687   $ 3,740,208   $ 2,609,361   $ 1,830,924
                                                                ===========   ===========   ===========   ===========   ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees               2.05%         2.70%         3.49%         4.49%         4.73%
           After expense reimbursements and waived fees                1.50%         1.50%         1.69%         2.00%         2.00%

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees             (1.23)%       (1.50)%       (2.29)%       (3.38)%       (4.03)%
           After expense reimbursements and waived fees              (0.68)%       (0.30)%       (0.50)%       (0.90)%       (1.34)%

      Portfolio turnover rate .............................           11.64%        13.39%        23.43%        32.79%        23.47%

      Average broker commissions per share (a) ............         $0.0520       $0.0482           -             -             -


(a)  Represents  total  commissions  paid on  portfolio  securities  divided by total  portfolio  shares  purchased or sold on which commissions were charged.



See accompanying notes to financial statements

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management Small Company Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities of those companies with operating revenues of $250 million or less at the time of initial investment. The Fund began operations on July 23, 1992.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    As a result of the Fund's operating net investment loss, a reclassification adjustment of $34,855 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, brining it to zero, and decrease undistributed net realized gain on investments.

              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

              D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and

                                                                     (Continued)

                THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998


                    revenues  reported  in  the  financial  statements.   Actual
                    results could differ from those estimated.

              F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

              The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.50% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $51,594 ($0.10 per share) for the year ended March 31, 1998.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

                                                                     (Continued)

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



              NC Shareholder Services, LLC (the "Transfer Agent") has been retained by the Administrator to serve as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.

              At March 31, 1998, the Advisor and its officers held 29,970 shares or 5.448% of the Fund shares outstanding.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $3,135,262 and $949,029, respectively, for the year ended March 31, 1998.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of The Brown Capital Management Small Company Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Brown Capital Management Small Company Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended March 31, 1998 and 1997, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1998 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Brown Capital Management Small Company Fund as of March 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Pittsburgh, Pennsylvania
April 24, 1998

                                     PART C
                                     ======

                       THE NOTTINGHAM INVESTMENT TRUST II

                                    FORM N1-A

                                OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits

      a)  Financial Statements:

           Annual Reports for the fiscal year ended March 31, 1998 for each series of the Registrant are incorporated under Part B.

           The Financial Statements for The CarolinasFund will be filed by amendment.

      b)   Exhibits

(1) Declaration of Trust - Amended and Restated Declaration of Trust; Incorporated by reference; filed 6/2/95
(2) By-Laws - Amended and Restated By-Laws; Incorporated by reference; filed 6/2/95
(3)   Not Applicable
(4)   Not Applicable - the series of the  Registrant  do not issue  certificates
(5) (a) Investment Advisory Agreement for the Capital Value Fund -Incorporated by reference; filed on 10/29/90; Amendment to the Investment Advisory Agreement - Incorporated by reference; filed on 8/1/95
      (b) Investment Advisory Agreement for Investek Fixed Income Trust - Incorporated by reference; filed on 9/20/91
      (c) Investment Advisory Agreement for ZSA Social Conscience Fund - Incorporated by reference; filed on 4/26/94
      (d) Investment Advisory Agreement for ZSA Asset Allocation Fund - Incorporated by reference; filed on 5/22/92; Amendment to the Advisory Agreement - Incorporated by reference; filed 6/2/95
      (e) Investment Advisory Agreement for The Brown Capital Management Equity Fund - Incorporated by reference; filed on 5/27/92
      (f) Investment Advisory Agreement for The Brown Capital Management Balanced Fund - Incorporated by reference; filed on 5/27/92
      (g) Investment Advisory Agreement for The Brown Capital Management Small Company Fund - Incorporated by reference; filed on 5/27/92
      (h) Investment Advisory Agreement for WST Growth & Income Fund - Incorporated by reference; filed on 7/24/97
      (i) Investment Advisory Agreement for The CarolinasFund - Incorporated by reference; filed 4/20/98
(6) (a) Distribution Agreement for Capital Value Fund - Incorporated by reference; filed on 8/1/95
      (b) Distribution Agreement for Investek Fixed Income Trust - Incorporated by reference; filed 7/12/96
      (c) Distribution Agreement for ZSA Social Conscience Fund - Incorporated by reference; filed on 4/26/94
      (d) Distribution Agreement for ZSA Asset Allocation Fund - Incorporated by reference; filed on 7/29/94
      (e) Distribution Agreement for The Brown Capital Management Equity Fund - Incorporated by reference; filed 6/2/95
      (f) Distribution Agreement for The Brown Capital  Management Balanced Fund
          - Incorporated by reference; filed 6/2/95
      (g) Distribution Agreement for The Brown Capital Management Small Company Fund - Incorporated by reference; filed 6/2/95
      (h) Distribution Agreement for The WST Growth & Income Fund - Incorporated by reference; filed 7/12/96 (i) Distribution Agreementfor The CarolinasFund - Incorporated by reference; filed 4/20/98
(7)   Not Applicable
(8)   Custodian Agreement - Incorporated by reference; filed 7/24/97
(9) (a) Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement - Incorporated by reference; filed on 7/30/93
      (b) Amendment to Fund Accounting, Dividend Disbursing & Transfer Agent Administration Agreement - Incorporated by reference; filed on 4/26/94
      (c) Amendment to Fund Accounting, Dividend Disbursing & Transfer Agent Administration Agreement - Incorporated by reference; filed on 10/7/94
      (d) Amendment  to  Fund Accounting,  Dividend  Disbursing & Transfer Agent
          Administration Agreement - Incorporated by reference; filed 6/2/95
      (e) Amendment  to  Fund Accounting,  Dividend  Disbursing & Transfer Agent
          Administration Agreement - Incorporated by reference; filed 4/20/98
(10) Opinion and Consent of Counsel - Incorporated by reference; filed 5/29/97 with 24f-2 notices; filed 4/20/98 for the CarolinasFund
(11)  Consent of Auditors - Enclosed; Exhibit 11
(12)  Not Applicable
(13)  Not Applicable
(14)  Not Applicable
(15) (a) Plan of Distribution under Rule 12b-1 for Capital Value Fund - Incorporated by reference; filed on 8/1/95
      (b) Plan of Distribution under  Rule 12b-1 for Investek Fixed Income Trust
          - Incorporated by reference; filed on 7/12/96
      (c) Plan of Distribution under Rule 12b-1 for ZSA Social Conscience Fund - Incorporated by reference; filed on 4/26/94
      (d) Plan of Distribution under Rule 12b-1 for ZSA Asset Allocation Fund - Incorporated by reference; filed on 7/29/94
      (e) Plan of Distribution under Rule 12b-1 for The Brown Capital Management Equity Fund - Incorporated by reference; filed 6/2/95
      (f) Plan of Distribution under Rule 12b-1 for The Brown Capital Management Balanced Fund - Incorporated by reference; filed 6/2/95
      (g) Plan of Distribution under Rule 12b-1 for The Brown Capital Management Small Company Fund - Incorporated by reference; filed 6/2/95
      (h) Plan of Distribution under Rule 12b-1 for WST Growth & Income Fund - Incorporated by reference; filed on 7/24/97
      (i) Plan of Distribution under Rule 12b-1 for The CarolinasFund - Incorporated by reference; filed on 4/20/98
(16)  Computation of Performance - Enclosed; Exhibit 16
(17) (a) Copies of Powers of Attorney - Incorporated by reference; filed on 10/29/90 and on 4/26/94
      (b) Financial Data Schedules - Enclosed; Exhibit 17
(18) Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act - Incorporated by reference; filed on 4/20/98

ITEM 25.  Persons Controlled by or Under Common Control with Registrant

          No person is controlled by or under common control with Registrant.

ITEM 26.  Number of Record Holders of Securities

          As of June 28, 1998, the number of record holders of each class of securities of Registrant was as follows:

                                                                       Number of
    Title of Class                                                Record Holders
    --------------                                                --------------
Capital Value Fund.........................................................  236
Investek Fixed Income Trust................................................   70
ZSA Asset Allocation Fund..................................................   91
The Brown Capital Management Equity Fund - Institutional Shares............  135
The Brown Capital Management Balanced Fund - Institutional Shares..........   60
The Brown Capital Management Small Company Fund - Institutional Shares.....  197
WST Growth & Income Fund - Institutional Shares............................  110
WST Growth & Income Fund - Investor Shares.................................   70
The CarolinasFund- Institutional Shares....................................   37
The CarolinasFund- Investor Shares.........................................  257

ITEM 27.  Indemnification

          Reference is hereby made to the following sections of the following documents filed or included by reference as exhibits hereto:

          Article VIII, Sections 8.4 through 8.6 of the Registrant's Declaration of Trust, Section 8(b), Section 8(b) of the Registrant's Investment Advisory Agreements, Section 8(b) of the Registrant's Administration Agreement, and Section (6) of the Registrant's Distribution Agreements.

          The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

ITEM 28.  Business and other Connections of Investment Advisor

          See the Statement of Additional Information section entitled "Trustees and Officers" for the activities and affiliations of the officers and directors of the Investment Advisors of the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Advisors is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Investment Advisors currently serve as investment advisors to numerous institutional and individual clients.

ITEM 29.  Principal Underwriter

     (a) Capital Investment Group, Inc. is underwriter and distributor for The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund, The Chesapeake Core Growth Fund, Capital Value Fund, Investek Fixed Income Trust, ZSA Asset Allocation Fund, The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, GrandView Realty Growth Fund, GrandView S&P REIT Index Fund, SCM Strategic Growth Fund and The CarolinasFund.

     (b)

Name and Principal   Position(s) and Offices     Position(s) and Offices
Business Address     with Underwriter            with Registrant
----------------     ----------------            ---------------

Richard K. Bryant    President          Trustee and officer of Trust;  President
17 Glenwood Ave.                        of Capital Value Fund; no position with
Raleigh, NC                             other series of Trust

E.O. Edgerton, Jr.   Vice President     Vice President of Capital Value Fund; no
17 Glenwood Ave.                        position with other series of Trust
Raleigh, NC

     (c)  Not applicable





ITEM 30.  Location of Accounts and Records

          All account books and records not normally held by First Union National Bank of North Carolina, the Custodian to the Registrant, are held by the Registrant, in the offices of The Nottingham Company, Fund Accountant and Administrator, NC Shareholder Services, Transfer Agent to the Registrant, or by the Advisor to the Registrant.

          The address of The Nottingham Company is 105 North Washington Street, P.O. Drawer 69, Rocky Mount, North Carolina 27802-0069. The address of NC Shareholder Services is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The address of First Union National Bank of North Carolina is Two First Union Center, Charlotte, North Carolina 28288-1151. The address of Capital Investment Counsel, Inc., Advisor to the Capital Value Fund, is
          Glenwood Avenue, Raleigh, North Carolina 27622. The address of Investek Capital Management, Inc., Advisor to Investek Fixed Income Trust, is 317 East Capitol Street, Jackson, Mississippi 39207. The address of Zaske, Sarafa, & Associates, Inc., Advisor to the ZSA Asset Allocation Fund, is 355 South Woodard Avenue, Birmingham, Michigan 48009. The address of Brown Capital Management, Inc., Advisor to The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund and The Brown Capital Management Small Company Fund, is 809 Catherdral Street, Baltimore, Maryland 21201. The address of Wilbanks, Smith and Thomas Asset Management, Inc., Advisor to the WST Growth & Income Fund, is One Commercial Place, Suite 1450, Norfolk, Virginia 23510. The address of Morehead Capital Advisors LLC, Advisor to The CarolinasFund, is 1712 East Boulevard, Charlotte, North Carolina, 28203.


ITEM 31.  Management Services

          The substantive provisions of the Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement, as amended, between the Registrant and The Nottingham Company are discussed in Part B hereof.

ITEM 32.  Undertakings

          Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the latest annual report of each series of Registrant to shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rocky Mount, State of North Carolina on the 31st day of July, 1998.

THE NOTTINGHAM INVESTMENT TRUST II


By:  /s/ C. Frank Watson, III
     ---------------------------------------
      C. Frank Watson, III
      Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                       *                    Trustee
____________________________________________
Jack E. Brinson


                       *                    Trustee
____________________________________________
Eddie C. Brown


                       *                    Trustee
____________________________________________
Richard K. Bryant


                       *                    Trustee
____________________________________________
Thomas W. Steed, III


                       *                    Trustee
____________________________________________
J. Buckley Strandberg


* By: /s/ C. Frank Watson, III                          Dated: July 31, 1998
      --------------------------------------
        C. Frank Watson, III
        Attorney-in-Fact

                       THE NOTTINGHAM INVESTMENT TRUST II
                                  EXHIBIT INDEX


EXHIBIT NUMBER                                                 DESCRIPTION
--------------                                                 -----------

   EXHIBIT 11                                          CONSENT OF AUDITORS
   EXHIBIT 16                                   COMPUTATION OF PERFORMANCE
   EXHIBIT 17                                      FINANCIAL DATA SCHEDULE